UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-8009

                           PBHG Insurance Series Fund
               (Exact name of registrant as specified in charter)
                                    --------


                            1400 Liberty Ridge Drive
                                 Wayne, PA 19087
               (Address of principal executive offices) (Zip code)

                                David J. Bullock
                    1400 Liberty Ridge Drive, Wayne, PA 19087
                     (Name and address of agent for service)

                                   Copies to:

--------------------------------------------------------------------------------
    William H. Rheiner, Esq.                         John M. Zerr, Esq.
Ballard Spahr Andrews & Ingersoll              Pilgrim Baxter & Associates, Ltd.
 1735 Market Street, 51st Floor                    1400 Liberty Ridge Drive
  Philadelphia, PA 19103-7599                         Wayne, PA 19087
        (215) 864-8600                                 (610) 341-9000
--------------------------------------------------------------------------------

       Registrant's telephone number, including area code: 1-800-433-0051

                   Date of fiscal year end: December 31, 2005

                     Date of reporting period: June 30, 2005

Item 1.    Reports to Stockholders.


[Logo omitted]

PBHG(R)
FUNDS

INSURANCE SERIES FUND
SEMI-ANNUAL REPORT JUNE 30, 2005


O LIBERTY RIDGE GROWTH II PORTFOLIO

O LIBERTY RIDGE LARGE CAP GROWTH
  CONCENTRATED PORTFOLIO

O LIBERTY RIDGE LARGE CAP GROWTH PORTFOLIO

O LIBERTY RIDGE MID-CAP PORTFOLIO

O LIBERTY RIDGE SELECT VALUE PORTFOLIO

O LIBERTY RIDGE SMALL CAP PORTFOLIO

O LIBERTY RIDGE SMALL CAP GROWTH PORTFOLIO

O LIBERTY RIDGE TECHNOLOGY &
  COMMUNICATIONS PORTFOLIO

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE GROWTH II PORTFOLIO


Dear Shareholder:

For the six month period ended June 30, 2005, the Liberty Ridge Growth II Portfolio slightly underperformed its benchmark, the Russell MidCap(R) Growth Index. The Portfolio posted strong gains for the second half of the period, which helped to recover some of the losses sustained during the difficult first quarter.

PERFORMANCE DISCUSSION

Rising oil prices took their toll on stock market and Portfolio performance during the first three months of the period. The primary culprit behind our underperformance was our lack of exposure to the red-hot energy market. During the first quarter, investors favored more value-oriented stocks. Energy was a top performing sector, followed by basic materials and utilities. Unfortunately, we have always had low exposure to these areas, as they generally lack the growth characteristics that we seek. Our overweight position in technology stocks was detrimental, despite the fact that we reduced our exposure somewhat during the period.

Growth stocks rebounded during the second quarter and the Portfolio outperformed, although this favorable performance was not enough to surpass the benchmark for the six-month period. Stock selection contributed favorably to returns and included a broad range of top performers. On an overall basis for the period, our best performing holdings were in consumer cyclicals, financials and services. Unfortunately, our weightings in the latter two sectors were small, limiting their upside impact. Despite a dismal first quarter, the performance of our technology holdings improved in the second half of the period.

As is typical, the Portfolio remained overweighted in technology, business services and consumer sectors. We were underweighted in the energy, consumer non-cyclicals and financial sectors. Since late last year, we have gradually brought the number of holdings down below 75 from roughly 100. We believe this repositioning supports a lower turnover strategy and our goals for the Portfolio.

LOOKING FORWARD

We remain hopeful about the prospects for growth in the second half of the year. As the Federal Reserve completes its tightening cycle, we would anticipate a benefit to the stock market. We also believe the global economic slowdown will eventually have a dampening effect on energy prices. As the focus shifts from a period of rising interest rates, which can be detrimental to growth stocks, to one of moderate, but steady growth, we continue to look for a period where growth stocks outperform value. Numerous research papers have noted recently that the "growth stock premium" is historically very low. Using our disciplined bottom up approach, we hope to have the Portfolio well positioned when the market finally rewards growth areas in which we have traditionally been successful.

Sincerely,

S/Signature

Samuel L. Baker, CFA
Portfolio Manager*


* EFFECTIVE DECEMBER 9, 2004.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE GROWTH II PORTFOLIO


DISCLOSURE OF PORTFOLIO EXPENSES (UNAUDITED)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a mutual fund's gross income, directly reduce the investment return of the mutual fund. A mutual fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in this Portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates this Portfolio's costs in two ways.

o ACTUAL PORTFOLIO RETURN. This section helps you to estimate the actual expenses, after any fee waivers, that you paid over the six month period ended June 30, 2005. The "Ending Account Value" shown is derived from the Portfolio's actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

   To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Portfolio under the heading "Expenses Paid During Six Month Period."

o HYPOTHETICAL 5% RETURN. This section is intended to help you compare your Portfolio's costs with those of other mutual funds. It assumes that the Portfolio had an annual return of 5% before expenses during the year and that the expense ratio ("Annualized Expense Ratios for the Six Month Period") for the period is unchanged. In this case, because the return used is not the Portfolio's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Portfolio's costs by comparing this hypothetical result for your Portfolio in the "Expenses Paid During Six Month Period" with the hypothetical examples that appear in the same charts in shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as sales charges (loads) and redemption fees, which are described in the Prospectus. If those transactional costs were applied to your account, your costs would be higher.

                                                                                     ANNUALIZED
                                                                                       EXPENSE
                                                                                       RATIOS            EXPENSES
                                            BEGINNING             ENDING               FOR THE          PAID DURING
                                          ACCOUNT VALUE        ACCOUNT VALUE          SIX MONTH          SIX MONTH
                                             12/31/04             06/30/05             PERIOD              PERIOD*
                                       ------------------   ------------------   ------------------ ------------------

Actual Portfolio Return                    $1,000.00             $1,013.40             1.19%               $5.94
Hypothetical 5% Return                      1,000.00              1,018.89             1.19%                5.96

* EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE
  PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE GROWTH II PORTFOLIO                                    (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2005
------------------------------------------------------------------------------------------------------------------------------------
                                                                             Annualized          Annualized           Annualized
                                                           One Year          Three Year           Five Year          Inception to
                                       Six Months           Return             Return              Return                Date
------------------------------------------------------------------------------------------------------------------------------------
Liberty Ridge Growth II Portfolio         1.34%              5.36%               4.26%            (17.15)%               0.95%
------------------------------------------------------------------------------------------------------------------------------------


   COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN LIBERTY RIDGE GROWTH II PORTFOLIO VERSUS THE RUSSELL MIDCAP(R) GROWTH INDEX AND THE LIPPER
                          MID-CAP GROWTH FUNDS AVERAGE

[Line chart omitted -- plot points are as follows:]

                           Liberty Ridge           Russell Midcap(R)            Lipper Mid-Cap
                        Growth II Portfolio          Growth Index            Growth Funds Average
---------------------------------------------------------------------------------------------------------------------------

4/30/97                       10000                      10000                     10000
5/31/97                       10090                      10896                     11033
6/30/97                       10450                      11198                     11469
7/31/97                       11300                      12269                     12407
8/31/97                       10960                      12150                     12341
9/30/97                       11440                      12765                     13226
10/31/97                      10830                      12125                     12610
11/30/97                      10580                      12253                     12543
12/31/97                      10750                      12414                     12705
1/31/98                       10380                      12190                     12520
2/28/98                       11250                      13336                     13644
3/31/98                       11710                      13895                     14320
4/30/98                       12140                      14084                     14465
5/31/98                       11240                      13505                     13733
6/30/98                       11840                      13887                     14328
7/31/98                       10950                      13292                     13603
8/31/98                        8430                      10755                     10860
9/30/98                        9320                      11569                     11648
10/31/98                       9720                      12420                     12223
11/30/98                      10240                      13258                     13071
12/31/98                      11630                      14631                     14596
1/31/99                       12620                      15070                     15041
2/28/99                       11490                      14333                     14045
3/31/99                       12460                      15131                     14921
4/30/99                       13380                      15821                     15569
5/31/99                       13190                      15617                     15580
6/30/99                       14550                      16707                     16702
7/31/99                       14550                      16175                     16448
8/31/99                       15170                      16007                     16303
9/30/99                       15370                      15871                     16440
10/31/99                      16850                      17098                     17773
11/30/99                      18550                      18869                     19698
12/31/99                      23050                      22136                     23102
1/31/00                       22990                      22132                     22702
2/29/00                       31010                      26784                     27731
3/31/00                       27110                      26812                     27154
4/30/00                       23510                      24209                     24792
5/31/00                       21420                      22445                     23034
6/30/00                       27680                      24826                     25803
7/31/00                       25960                      23254                     25093
8/31/00                       31340                      26761                     28242
9/30/00                       29655                      25453                     27386
10/31/00                      24772                      23711                     25653
11/30/00                      17834                      18558                     21351
12/31/00                      19207                      19536                     22754
1/31/01                       19746                      20651                     23222
2/28/01                       14517                      17079                     20150
3/31/01                       11669                      14635                     17974
4/30/01                       14049                      17074                     20231
5/31/01                       13836                      16994                     20260
6/30/01                       14009                      17003                     20171
7/31/01                       12859                      15857                     19148
8/31/01                       11536                      14707                     17831
9/30/01                        9787                      12277                     15265
10/31/01                      10336                      13567                     16237
11/30/01                      11089                      15028                     17619
12/31/01                      11435                      15599                     18302
1/31/02                       10916                      15092                     17750
2/28/02                       10021                      14237                     16857
3/31/02                       10682                      15323                     17943
4/30/02                       10723                      14512                     17332
5/31/02                       10275                      14079                     16797
6/30/02                        9532                      12525                     15324
7/31/02                        8586                      11308                     13749
8/31/02                        8373                      11269                     13621
9/30/02                        7955                      10374                     12704
10/31/02                       8230                      11177                     13404
11/30/02                       8484                      12052                     14159
12/31/02                       7955                      11324                     13298
1/31/03                        7884                      11213                     13113
2/28/03                        7711                      11115                     12907
3/31/03                        7793                      11322                     13083
4/30/03                        8189                      12093                     13976
5/31/03                        8800                      13257                     15139
6/30/03                        8871                      13446                     15381
7/31/03                        9217                      13926                     15949
8/31/03                        9807                      14693                     16761
9/30/03                        9461                      14408                     16231
10/31/03                      10326                      15570                     17528
11/30/03                      10428                      15986                     17940
12/31/03                      10000                      16161                     18040
1/31/04                       10336                      16694                     18531
2/29/04                       10377                      16974                     18775
3/31/04                       10275                      16942                     18770
4/30/04                        9797                      16464                     18070
5/31/04                       10133                      16852                     18458
6/30/04                       10255                      17120                     18885
7/31/04                        9197                      15987                     17536
8/31/04                        8963                      15789                     17205
9/30/04                        9298                      16379                     17965
10/31/04                       9583                      16935                     18470
11/30/04                      10092                      17809                     19484
12/31/04                      10662                      18662                     20334
1/31/05                       10244                      18163                     19760
2/28/05                       10397                      18623                     20112
3/31/05                       10234                      18351                     19732
4/30/05                        9797                      17624                     18781
5/31/05                       10631                      18634                     19936
6/30/05                       10804                      18981                     20350

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE LIBERTYRIDGE GROWTH II PORTFOLIO WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The Liberty Ridge Growth II Portfolio's total return is based on net change in NAV, assuming reinvestment of distributions. The performance figures quoted may be lower at this time due to recent market volatility. The performance results are subject to change since June 30, 2005. Securities of smaller sized companies involve greater risk and price volatility than larger, more established companies. The Portfolio's investment in technology companies involves the risk of volatility. In addition, the products of technology companies may be subject to severe competition and rapid obsolescence. The returns for certain periods may reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance would have been lower. Investors considering the Liberty Ridge Growth II Portfolio should have a long-term investment horizon. The PBHG Insurance Series Fund is only available through certain variable annuity and variable life contracts offered by the separate accounts of participating insurance companies. The performance shown above does not reflect the fees and charges associated with the variable annuity provider. Early withdrawals may result in tax penalties as well as any sales charges assessed by the variable annuity provider. This information should be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending money. The Liberty Ridge Growth II Portfolio commenced operations on April 30, 1997. For more information on the Russell Midcap(R) Growth Index and the Lipper Mid-Cap Growth Funds Average please see the PBHG Disclosure Notes on page 14.

SECTOR WEIGHTINGS AT JUNE 30, 2005

[Pie chart omitted -- plot points are as follows:]

Consumer Cyclical                  27%
Financial                           4%
Health Care                        18%
Industrial                          8%
Repurchase Agreement                1%
Services                           13%
Technology                         28%
Transportation                      1%

% of Total Portfolio Investments


TOP TEN COMMON STOCK HOLDINGS AT JUNE 30, 2005

Corporate Executive Board                         4.1%
Cognizant Technology Solutions, Cl A              4.0%
Coach                                             3.2%
Chicago Mercantile Exchange Holdings              2.6%
Apollo Group, Cl A                                2.5%
Cognos                                            2.4%
Zebra Technologies, Cl A                          2.3%
Marvell Technology Group                          2.2%
Celgene                                           2.2%
Lam Research                                      2.2%
--------------------------------------------------------------------------------

COMBINED TOP TEN COMMON STOCK
HOLDINGS AS A % OF TOTAL PORTFOLIO
INVESTMENTS IN COMMON STOCK                      27.7%

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE GROWTH II PORTFOLIO


STATEMENT OF NET ASSETS
AS OF JUNE 30, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
                                                        Market
Description                            Shares        Value (000)
--------------------------------------------------------------------------------

COMMON STOCK -- 98.8%
CONSUMER CYCLICAL -- 26.8%
APPAREL MANUFACTURERS -- 4.4%
Coach*                                 43,400   $       1,457
Polo Ralph Lauren                      13,200             569
                                                -------------
                                                        2,026
--------------------------------------------------------------------------------
CASINO HOTELS -- 1.7%
Station Casinos                        12,100             803
                                                -------------
                                                          803
--------------------------------------------------------------------------------
CASINO SERVICES -- 0.4%
International Game Technology           6,400             180
                                                -------------
                                                          180
--------------------------------------------------------------------------------
CRUISE LINES -- 1.6%
Royal Caribbean Cruises                15,700             759
                                                -------------
                                                          759
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 2.0%
CDW                                     6,300             360
Fastenal                                9,100             557
                                                -------------
                                                          917
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 5.8%
Abercrombie & Fitch, Cl A               6,100             419
American Eagle Outfitters              28,000             858
Chico's FAS*                           17,100             586
Nordstrom                               6,600             449
Pacific Sunwear of California*         16,650             383
                                                -------------
                                                        2,695
--------------------------------------------------------------------------------
RETAIL-AUTO PARTS -- 1.6%
O'Reilly Automotive*                   24,200             721
                                                -------------
                                                          721
--------------------------------------------------------------------------------
RETAIL-CATALOG SHOPPING -- 0.0%
MSC Industrial Direct, Cl A               400              14
                                                -------------
                                                           14
--------------------------------------------------------------------------------
RETAIL-GARDENING PRODUCTS -- 1.7%
Tractor Supply*                        15,900             781
                                                -------------
                                                          781
--------------------------------------------------------------------------------
RETAIL-MAIL ORDER -- 1.9%
Williams-Sonoma*                       22,500             890
                                                -------------
                                                          890
--------------------------------------------------------------------------------
RETAIL-PET FOOD & SUPPLIES -- 2.1%
Petco Animal Supplies*                 10,000             293
Petsmart                               22,500             683
                                                -------------
                                                          976
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Market
Description                            Shares        Value (000)
--------------------------------------------------------------------------------

RETAIL-RESTAURANTS -- 3.6%
Darden Restaurants                     10,000         $   330
Panera Bread, Cl A*                     7,000             435
PF Chang's China Bistro*                9,100             537
Sonic*                                 12,100             369
                                                -------------
                                                        1,671
                                                -------------
TOTAL CONSUMER CYCLICAL (COST $8,663)                  12,433
                                                -------------
--------------------------------------------------------------------------------
FINANCIAL -- 4.6%
FIDUCIARY BANKS -- 0.6%
Investors Financial Services            7,800             295
                                                -------------
                                                          295
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 1.4%
Ameritrade Holding*                    34,200             636
                                                -------------
                                                          636
--------------------------------------------------------------------------------
FINANCE-OTHER SERVICES -- 2.6%
Chicago Mercantile Exchange Holdings    4,100           1,211
                                                -------------
TOTAL FINANCIAL (COST $1,264)                           2,142
                                                -------------
--------------------------------------------------------------------------------
HEALTH CARE -- 18.1%
DENTAL SUPPLIES & EQUIPMENT -- 1.9%
Dentsply International                 16,700             902
                                                -------------
                                                          902
--------------------------------------------------------------------------------
DIAGNOSTIC KITS -- 0.6%
Dade Behring Holdings*                  3,900             253
                                                -------------
                                                          253
--------------------------------------------------------------------------------
HOSPITAL BEDS/EQUIPMENT -- 0.7%
Kinetic Concepts*                       5,200             312
                                                -------------
                                                          312
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 2.9%
St. Jude Medical*                      13,100             571
Techne*                                17,000             781
                                                -------------
                                                        1,352
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 0.6%
Covance*                                6,100             274
                                                -------------
                                                          274
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 3.8%
Henry Schein*                          14,000             581
Mentor                                 11,800             489
Varian Medical Systems*                18,900             706
                                                -------------
                                                        1,776
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 4.0%
Affymetrix*                             5,200             281
Celgene*                               24,900           1,015
Invitrogen*                             6,800             566
                                                -------------
                                                        1,862
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 1.1%
Express Scripts*                       10,600             530
                                                -------------
                                                          530
--------------------------------------------------------------------------------

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE GROWTH II PORTFOLIO


--------------------------------------------------------------------------------
                                                       Market
Description                             Shares       Value (000)
--------------------------------------------------------------------------------

RESPIRATORY PRODUCTS -- 2.5%
Resmed*                                12,300         $   812
Respironics*                            9,100             328
                                                -------------
                                                        1,140
                                                -------------
TOTAL HEALTH CARE (COST $5,663)                         8,401
                                                -------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 7.8%
ELECTRONIC MEASURING INSTRUMENTS -- 1.0%
Trimble Navigation*                    12,200             476
                                                -------------
                                                          476
--------------------------------------------------------------------------------
ELECTRONICS-MILITARY -- 0.8%
L-3 Communications Holdings             4,700             360
                                                -------------
                                                          360
--------------------------------------------------------------------------------
INDUSTRIAL AUTOMATION/ROBOTICS -- 1.6%
Cognex                                 28,900             757
                                                -------------
                                                          757
--------------------------------------------------------------------------------
MACHINERY-PRINT TRADE -- 2.3%
Zebra Technologies, Cl A*              23,950           1,049
                                                -------------
                                                        1,049
--------------------------------------------------------------------------------
METAL PROCESSORS & FABRICATORS -- 2.1%
Precision Castparts                    12,200             950
                                                -------------
TOTAL INDUSTRIAL (COST $2,819)                          3,592
                                                -------------
--------------------------------------------------------------------------------
SERVICES -- 13.3%
ADVERTISING SERVICES -- 1.4%
Getty Images*                           9,000             668
                                                -------------
                                                          668
--------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 0.6%
ChoicePoint*                            7,300             293
                                                -------------
                                                          293
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 4.0%
Cognizant Technology Solutions, Cl A*  39,000           1,838
                                                -------------
                                                        1,838
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 4.0%
Corporate Executive Board              24,000           1,880
                                                -------------
                                                        1,880
--------------------------------------------------------------------------------
SCHOOLS -- 3.3%
Apollo Group, Cl A*                    14,528           1,136
ITT Educational Services*               7,000             374
                                                -------------
                                                        1,510
                                                -------------
TOTAL SERVICES (COST $2,703)                            6,189
                                                -------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 27.7%
APPLICATIONS SOFTWARE -- 1.0%
Intuit*                                10,600             478
                                                -------------
                                                          478
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 1.9%
Nextel Partners, Cl A*                 34,800             876
                                                -------------
                                                          876
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Market
Description                            Shares       Value (000)
--------------------------------------------------------------------------------

COMMUNICATIONS SOFTWARE -- 1.9%
Avid Technology*                       16,400         $   874
                                                -------------
                                                          874
--------------------------------------------------------------------------------
COMPUTER AIDED DESIGN -- 2.0%
Ansys*                                 13,900             493
Autodesk                               12,500             430
                                                -------------
                                                          923
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 1.6%
Kronos*                                10,600             428
Micros Systems*                         7,200             323
                                                -------------
                                                          751
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 1.5%
Network Appliance*                     25,100             710
                                                -------------
                                                          710
--------------------------------------------------------------------------------
DECISION SUPPORT SOFTWARE -- 2.3%
Cognos*                                31,600           1,079
                                                -------------
                                                        1,079
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 1.8%
Jabil Circuit*                         27,500             845
                                                -------------
                                                          845
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 0.5%
Microchip Technology                    7,100             210
                                                -------------
                                                          210
--------------------------------------------------------------------------------
INTERNET CONTENT-ENTERTAINMENT -- 0.6%
Shanda Interactive Entertainment ADR*   7,400             272
                                                -------------
                                                          272
--------------------------------------------------------------------------------
INTERNET SECURITY -- 1.5%
McAfee*                                27,300             715
                                                -------------
                                                          715
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 1.4%
Juniper Networks*                      25,700             647
                                                -------------
                                                          647
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 4.0%
Emulex*                                20,100             367
Linear Technology                      12,800             469
Marvell Technology Group*              26,700           1,016
                                                -------------
                                                        1,852
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 3.8%
Lam Research*                          35,000           1,013
Varian Semiconductor Equipment Associates*19,600          725
                                                -------------
                                                        1,738
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 1.9%
Harris                                 20,700             646
Plantronics                             6,000             218
                                                -------------
                                                          864
                                                -------------
TOTAL TECHNOLOGY (COST $9,418)                         12,834
                                                -------------
--------------------------------------------------------------------------------

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE GROWTH II PORTFOLIO


--------------------------------------------------------------------------------
                                     Shares/Face      Market
Description                         Amount (000)    Value (000)
--------------------------------------------------------------------------------

TRANSPORTATION -- 0.5%
TRANSPORT-SERVICES -- 0.5%
Expeditors International Washington     4,700   $         234
                                                -------------
TOTAL TRANSPORTATION (COST $233)                          234
                                                -------------
TOTAL COMMON STOCK (COST $30,763)                      45,825
                                                -------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.1%
Morgan Stanley
   3.25%, dated 06/30/05, to be
   repurchased on 07/01/05, repurchase
   price $528,161 (collateralized
   by a U.S. Government obligation,
   par value $535,000, 4.125%,
   04/15/09, total market value
   $542,107)(A)                          $528             528
                                                -------------
TOTAL REPURCHASE AGREEMENT (COST $528)                    528
                                                -------------
TOTAL INVESTMENTS -- 99.9% (COST $31,291)              46,353
                                                -------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.1%
Payable for investment securities purchased              (147)
Payable for investment advisory fees                      (33)
Payable for fund shares redeemed                          (18)
Payable for administrative fees                            (5)
Other assets and liabilities, net                         267
                                                -------------
TOTAL OTHER ASSETS AND LIABILITIES                         64
                                                -------------
NET ASSETS -- 100.0%                            $      46,417
                                                -------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Value
Description                                            (000)
--------------------------------------------------------------------------------

NET ASSETS:
Paid-in-capital ($0.001 par value)
   based on 4,368,999 outstanding
   shares of beneficial interest                $     295,443
Accumulated net investment loss                          (217)
Accumulated net realized loss on investments         (263,871)
Net unrealized appreciation on investments             15,062
                                                -------------
NET ASSETS                                      $      46,417
                                                =============
 NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                     $10.62
                                                       ======

* Non-income producing security.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE GROWTH II PORTFOLIO

STATEMENT OF OPERATIONS (000)
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2005 (UNAUDITED)

INVESTMENT INCOME:
     Dividends..................................................................................................        $     56
     Interest...................................................................................................               9
                                                                                                                        --------
        Total Investment Income.................................................................................              65
                                                                                                                        --------
EXPENSES:
     Investment Advisory Fees...................................................................................             201
     Administrative Fees........................................................................................              29
     Trustees' Fees.............................................................................................               5
     Professional Fees..........................................................................................              15
     Transfer Agent Fees........................................................................................              12
     Printing Fees..............................................................................................              10
     Custodian Fees.............................................................................................               5
     Other Fees.................................................................................................               5
                                                                                                                        --------
          Total Expenses........................................................................................             282
                                                                                                                        --------
NET INVESTMENT LOSS ............................................................................................            (217)
                                                                                                                        --------
Net Realized Gain from Security Transactions....................................................................           1,355
Net Change in Unrealized Depreciation on Investments............................................................            (768)
                                                                                                                        --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................................................................             587
                                                                                                                        --------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................................................................        $    370
                                                                                                                        ========


The accompanying notes are an integral part of the financial statements.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE GROWTH II PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (000)
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2005 (UNAUDITED) AND THE YEAR ENDED DECEMBER 31, 2004

                                                                                                    01/01/05           01/01/04
                                                                                                       to                 to
                                                                                                    06/30/05           12/31/04
                                                                                                  -----------       -------------
INVESTMENT ACTIVITIES:
   Net Investment Loss......................................................................      $    (217)        $     (547)
   Net Realized Gain from Security Transactions.............................................          1,355              3,273
   Net Change in Unrealized Appreciation (Depreciation) on Investments .....................           (768)               594
                                                                                                  ---------         ----------
   Net Increase in Net Assets Resulting from Operations.....................................            370              3,320
                                                                                                  ---------         ----------
CAPITAL SHARE TRANSACTIONS:
   Shares Issued............................................................................            716              2,802
   Shares Redeemed..........................................................................         (8,164)           (24,545)
                                                                                                  ---------         ----------
   Net Decrease in Net Assets Derived from Capital Share Transactions.......................         (7,448)           (21,743)
                                                                                                  ---------         ----------
      Total Decrease in Net Assets..........................................................         (7,078)           (18,423)
                                                                                                  ---------         ----------
NET ASSETS:
   Beginning of Period......................................................................         53,495             71,918
                                                                                                  ---------         ----------
   End of Period............................................................................      $  46,417         $   53,495
                                                                                                  ---------         ----------
Accumulated Net Investment Loss.............................................................      $    (217)        $       --
                                                                                                  =========         ==========
SHARES ISSUED AND REDEEMED:
   Shares Issued............................................................................             71                285
   Shares Redeemed..........................................................................           (805)            (2,495)
                                                                                                  ---------         ----------
   Net Decrease in Shares Outstanding.......................................................           (734)            (2,210)
                                                                                                  =========         ==========

Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE GROWTH II PORTFOLIO


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR OR PERIOD
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2005 (UNAUDITED) AND THE YEARS ENDED DECEMBER 31,



                                                     Net
              Net                               Realized and
             Asset                               Unrealized                             Distributions
            Value,               Net                Gains              Total                from
           Beginning         Investment           (Losses)              From               Capital                Total
           of Period            Loss            on Securities        Operations             Gains              Distributions
------------------------------------------------------------------------------------------------------------------------------------

  2005*     $10.48               $(0.05)1           $0.19               $0.14               --                      --
  2004        9.83                (0.09)1            0.74                0.65               --                      --
  2003        7.82                (0.08)1            2.09                2.01               --                      --
  2002       11.24                (0.13)            (3.29)              (3.42)              --                      --
  2001       18.88                (0.07)1           (7.57)              (7.64)              --                      --
  2000       23.05                (0.06)            (3.62)              (3.68)            $(0.49)                $(0.49)




                                                                                                  Ratio
                                                                                                 of Net
               Net                                       Net                 Ratio             Investment
          Asset Value,                               Assets, End          of Expenses             Loss
               End                Total               of Period           to Average           to Average
            of Period             Return                (000)             Net Assets           Net Assets
----------------------------------------------------------------------------------------------------------------

  2005*        $10.62              1.34%+            $46,417                 1.19%**               (0.92)%**
  2004          10.48              6.61%              53,495                 1.17%                 (0.94)%
  2003           9.83             25.70%              71,918                 1.10%                 (0.90)%
  2002           7.82            (30.43)%             76,421                 1.12%                 (0.89)%
  2001          11.24            (40.47)%            154,096                 1.07%                 (0.57)%
  2000          18.88            (16.67)%            368,948                 1.05%                 (0.42)%


                                   Ratio
                                  of Net
              Ratio             Investment
           of Expenses             Loss
           to Average           to Average
           Net Assets           Net Assets            Portfolio
           (Excluding           (Excluding            Turnover
            Waivers)             Waivers)               Rate
-----------------------------------------------------------------------


  2005*       1.19%**              (0.92)%**            15.95%+
  2004        1.17%                (0.94)%              37.53%
  2003        1.10%                (0.90)%             194.63%
  2002        1.12%                (0.89)%             169.74%
  2001        1.07%                (0.57)%             163.56%
  2000        1.05%                (0.42)%             145.87%

* For the six month period ended June 30, 2005.
** Annualized
+ Total return and portfolio turnover have not been annualized.
1 Per share calculations were preformed using the average shares for the period.

Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE GROWTH II PORTFOLIO


NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2005 (UNAUDITED)

1.  ORGANIZATION

Liberty Ridge Growth II Portfolio (the "Portfolio") is a series of PBHG Insurance Series Fund (the "Fund"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund consists of the Portfolio and seven others: the Liberty Ridge Large Cap Growth Portfolio (the "Large Cap Growth Portfolio"), the Liberty Ridge Large Cap Growth Concentrated Portfolio (the "Large Cap Growth Concentrated Portfolio"), the Liberty Ridge Mid-Cap Portfolio (the "Mid-Cap Portfolio"), the Liberty Ridge Select Value Portfolio (the "Select Value Portfolio"), the Liberty Ridge Small Cap Growth Portfolio (the "Small Cap Growth Portfolio"), the Liberty Ridge Small Cap Portfolio (the "Small Cap Portfolio"), and the Liberty Ridge Technology & Communications Portfolio (the "Technology & Communications Portfolio"), (each a "Portfolio" and, collectively, the "Portfolios"). Each Portfolio of the Fund is classified as a diversified management investment company, with the exception of the Large Cap Growth Concentrated Portfolio and the Technology & Communications Portfolio, which are classified as non-diversified management investment companies. The financial statements presented herein do not include the Large Cap Growth Portfolio, the Large Cap Growth Concentrated Portfolio, the Mid-Cap Portfolio, the Select Value Portfolio, the Small Cap Growth Portfolio, the Small Cap Portfolio or the Technology & Communications Portfolio, whose financial statements are presented separately. The Portfolio's prospectus provides a description of the Portfolio's investment objectives, policies and strategies. The assets of the Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At June 30, 2005, 51% and 22% of the outstanding shares of the Portfolio were held by the separate accounts of two participating insurance companies.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Portfolio.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS --
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market on which they are traded on valuation date (or at approximately 4:00 pm ET if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Redeemable securities issued by open-end investment companies are valued at the investment company's applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities. If a security price cannot be obtained from an independent, third-party pricing agent, SEI Investments Global Funds Services (the "Sub-Administrator") shall seek to obtain a bid price from at least one independent broker. Old Mutual Fund Services (the "Administrator") shall supply the Sub-Administrator with the appropriate broker contact(s), and, to ensure independence, the Sub-Administrator will contact the broker(s) at least on a weekly basis in order to obtain an independent quotation. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. If quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a market and prior to the calculation of NAV, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared annually, if available. Distributions of net realized capital gains are generally made to shareholders annually, if available.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

COMPENSATING BALANCES -- Per the terms of an informal agreement with Wachovia Bank, N.A. ("Wachovia") the custodian of the Portfolio, if the Portfolio has a cash overdraft in excess of $100,000 on a given day, it is required to leave 112% in compensating balance with Wachovia, on the following day. If the Portfolio has a positive cash balance in excess of $100,000 on a given day, it is allowed to overdraw 90% of the balance with Wachovia on the

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE GROWTH II PORTFOLIO


NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

following day. The Portfolio did not have any compensating balances with Wachovia at June 30, 2005.

OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative net assets.

COMMISSION RECAPTURE -- Liberty Ridge Capital, Inc. (formerly known as Pilgrim Baxter & Associates, Ltd.) (the "Adviser") may direct Portfolio trades to brokers who compensate the Portfolio, in cash, based on a percentage of related trading commissions. Such payments are reported as realized gains. During the six month period ended June 30, 2005, the Portfolio received $86 under these arrangements.

REDEMPTION FEES -- The Portfolio will generally impose a 2% redemption/exchange fee on total redemption proceeds of any shareholder redeeming shares (including redemption by exchange) of the Portfolio within 10 calendar days of their purchase. The 2% redemption fee will not be charged on transactions involving, among other things, (i) total or partial redemption of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that do not have the systematic capability to process the redemption fees, (ii) total or partial redemptions of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that have negotiated pre-existing legal covenants and agreements with the Fund to waive or not to impose redemption fees, and (iii) because of systems limitations of certain intermediaries, preexisting contrary legal covenants and agreements with intermediaries and general marketplace resistance. As a result of such limitations, no redemption fees were imposed during the period because all shareholders of the Portfolio are in omnibus accounts.

3.   INVESTMENT ADVISORY FEES, ADMINISTRATIVE
     FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund and the Adviser are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser is paid a monthly fee at an annual rate of 0.85% of the first $1 billion of the average daily net assets of the Portfolio, 0.80% of the next $500 million of the average daily net assets of the Portfolio, 0.75% of the next $500 million of the average net assets of the Portfolio, 0.70% of the next $500 million of the average daily net assets of the Portfolio, and 0.65% of the average daily net assets of the Portfolio in excess of $2.5 billion. Prior to December 9, 2004, the annual rate was 0.85% of the average daily net assets of the Portfolio. In the interest of limiting expenses of the Portfolio, the Adviser has entered into an Expense Limitation Agreement with the Fund (the "Expense Limitation Agreement"). With respect to the Portfolio, the Adviser has agreed to waive or limit its fees and to assume other expenses of the Portfolio to the extent necessary to limit the total annual operating expenses (expressed as a percentage of the Portfolio's average daily net assets) to 1.20%. Reimbursement by the Portfolio of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement during any of the two previous fiscal years may be made when the Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed 1.20%. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's assets exceed $75 million; (ii) the Portfolio's total annual expense ratio is less than 1.20%, and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. No amounts have been recaptured by the Adviser during the six month period ended June 30, 2005.

Old Mutual Fund Services, an indirect, wholly-owned subsidiary of the Old Mutual
(US) Holdings Inc., parent company of the Adviser, provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator receives a fee for these administrative services, which is calculated daily and paid monthly, at an annual rate of 0.1227% of the average daily net assets of the Portfolio.

The Fund has entered into a distribution agreement with PBHG Fund Distributors (the "Distributor"), an indirect, wholly-owned subsidiary of the Old Mutual (US) Holdings Inc. The Distributor receives no compensation for serving in such capacity.

SEI Investments Global Funds Services serves as sub-administrator to the Fund. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Sub-Administrator. The Sub-Administrator assists the Administrator in providing administrative services to the Fund. Pursuant to an amended and restated administration agreement between the Administrator and the Sub-Administrator, the Sub-Administrator will be paid a portion of the Administrator's fees based on the resulting higher value from the following calculations (1) a fee based on the average daily net assets of the Trust, Old Mutual Advisor Funds, and the PBHG Funds of: (i) 0.0165% on the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010% of the excess over $20 billion and (2) a fee based on the aggregate number of Funds of the Trust, PBHG Fund Family calculated at the sum of between $50,000 and $60,000 per Fund, depending on the total number of funds.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund.

Certain officers of the Fund are or were officers of the Adviser, Administrator, Sub-Administrator and the Distributor. These interested persons received no compensation from the Fund for such services.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE GROWTH II PORTFOLIO


NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)


4.  INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Portfolio for the six month period ended June 30, 2005, amounted to $7,538,133 and $14,295,319, respectively.

5.  FEDERAL TAX INFORMATION

It is the Portfolio's intention to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. These reclassifications have no effect on net assets or net asset value per share.

No dividends or distributions were declared during the years ended December 31, 2004 and December 31, 2003, respectively.

As of December 31, 2004, the components of accumulated losses were as follows
(000):

Capital loss carryforwards expiring:
           December 2008                    $   (20,726)
           December 2009                       (215,474)
           December 2010                        (28,813)
Unrealized appreciation                           15,617
                                            ------------
                                            $   (249,396)
                                            ============

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a maximum period of eight years. During the year ended December 31, 2004, the Portfolio utilized $3,105
(000) of capital loss carryforwards to offset net realized capital gains.

At June 30, 2005, the total cost of securities and the net realized gains or losses on securities for Federal income tax purposes were not different from amounts reported for financial reporting purposes. The Federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by the Portfolio for Federal income tax purposes at June 30, 2005 were as follows
(000):

      FEDERAL                                         NET
        TAX        UNREALIZED      UNREALIZED     UNREALIZED
       COST       APPRECIATION    DEPRECIATION   APPRECIATION
       -------    -------------   -------------  -------------
      $31,291        $15,452         $(390)         $15,062

6.  CONCENTRATIONS/RISKS

The Portfolio may invest a high percentage of its assets in specific sectors of the market, such as technology and consumer cyclicals in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the Portfolio's net asset value and will cause its shares to fluctuate more than if the Portfolio did not focus its investments in specific sectors.

7.  INTERFUND LENDING

Pursuant to resolutions adopted by the Boards of Trustees of each of PBHG Funds, PBHG Insurance Series Fund and Old Mutual Advisor Funds (together, the "Trusts"), on behalf of each series portfolio of the Trusts (collectively the "Lending Funds" and individually the "Lending Fund") a Lending Fund may borrow or lend an amount up to its prospectus-defined limitations from or to other funds. All such borrowing and lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August 12, 2003 to the Trusts and the Adviser.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the Lending Funds from investments in overnight repurchase agreements) and the bank loan rate (Federal Funds Rate plus 50 basis points).

The Portfolio had no outstanding borrowings or loans under the interfund lending agreement at June 30, 2005, or at any time during the six month period ended June 30, 2005.

8.  LITIGATION WITH RESPECT TO THE
    INVESTMENT ADVISER

In June 2004, the Adviser reached settlement agreements with respect to the market timing and selective disclosure actions filed by the Securities and Exchange Commission ("SEC") and New York Attorney General ("NYAG"). Under the NYAG settlement, if certain terms and undertakings are not met, the NYAG settlement stipulates that the Adviser shall promptly terminate its management of the Fund. In this event, the Fund's Board of Trustees would be required to seek new management or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), the Adviser, PBHG Funds, and certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "Civil Litigation"). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE GROWTH II PORTFOLIO


NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONCLUDED)


Adviser, PBHG Funds, and certain related parties in other jurisdictions, and had been transferred to the MDL Court.

The Civil Litigation and the previously filed suits are primarily based upon allegations in the SEC civil action and the NYAG civil action. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees of the PBHG Funds, the removal of the Adviser as investment adviser of the PBHG Funds, the removal of PBHG Fund Distributors as distributor of the PBHG Funds' shares, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against the Adviser, as well as numerous unrelated mutual fund complexes and financial institutions (the "WVAG Litigation"). The Fund was not named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia, alleges that the Adviser permitted short-term trading in excess of PBHG Funds' disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time PBHG Funds. The WVAG alleges the foregoing violated the West Virginia Consumer Credit and Protection Act (W. Va. Code ss. 46A-1-101, et seq.) and is seeking injunctions; civil monetary penalties; a writ of quo warranto against the defendants for their alleged improper actions; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies ("Future State Litigation"). A separate class action complaint involving Liberty Ridge Capital has been filed by a former Liberty Ridge Capital employee seeking damages on behalf of himself and other current and former Liberty Ridge Capital employees for actions taken by Liberty Ridge Capital and its former principals that led to the value of such employees' phantom equity units being deemed worthless (the "Employee Litigation" and, together with the Civil Litigation, the WVAG Litigation and the Future State Litigation, the "Litigation").

At this stage of the Litigation, the Adviser believes that it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against the Adviser, PBHG Funds or any named defendant. While it is currently too early to predict the result of the Litigation, the Adviser does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment adviser to the Fund. However, the Adviser is currently unable to gauge the level of shareholder redemptions that may result from the news of these pending lawsuits. Redemptions may require the Funds to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the funds. In addition, if the Adviser is unsuccessful in its defense of the WVAG Litigation, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of the Adviser or any company that is an affiliated person of the Adviser from serving as an investment adviser to any registered investment company, including the Fund. The Fund has been informed by the Adviser, if these results occur, the Adviser will seek exemptive relief from the SEC to permit the Adviser to continue to serve as your fund's investment adviser. There is no assurance that such exemptive relief will be granted.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE GROWTH II PORTFOLIO


PBHG DISCLOSURE NOTES (UNAUDITED)

AVERAGE

The LIPPER MID-CAP GROWTH FUNDS AVERAGE represents 567 mutual funds classified by Lipper, Inc. in the Mid-Cap Growth category.

The Lipper performance figures are based on the changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested.

The Lipper returns for certain periods reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance may have been lower.

INDEX

The RUSSELL MIDCAP(R) GROWTH INDEX is an unmanaged index comprised of the mid-cap securities in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap(R) Growth Index (the "Index") and the Lipper Mid-Cap Growth Funds Average (the "Average") are presented for illustrative purposes only, and are not intended to imply the past or future performance of the Portfolio. The performance of the Index and Average assumes reinvestment of capital gains and income dividends but assumes no transaction costs, taxes, management fees or other expenses. A direct investment in the Index and/or Average is not possible.

[ART OMITTED]

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)
As of July 26, 2005

The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee serves as a Trustee and each officer serves as an officer in a similar capacity for PBHG Funds, a registered investment company advised by the Adviser. Unless otherwise noted, all Trustees and officers can be contacted c/o Liberty Ridge Capital, Inc., 1400 Liberty Ridge Drive, Wayne, PA 19087. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and officers. The SAI may be obtained without charge by calling 1-800-433-0051.

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------

                                                  TERM OF
                                POSITION         OFFICE AND
                                HELD WITH        LENGTH OF                         PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE          THE FUND        TIME SERVED                          DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Leigh A. Wilson               Chairman of         Trustee                       Chief Executive Officer, New Century Living, Inc.
 (60)                          the Board          since 2005                    (older adult housing) since 1992. Director, Chimney
                                                                                Rock Winery LLC, 2000 to 2004, and Chimney
                                                                                Rock Winery Corp (winery), 1985 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
John R. Bartholdson            Trustee             Trustee                      Chief Financial Officer, The Triumph Group, Inc.
(60)                                             since 1997                     (manufacturing) since 1992.
------------------------------------------------------------------------------------------------------------------------------------
Jettie M. Edwards              Trustee             Trustee                      Consultant, Syrus Associates (business and marketing
 (59)                                            since 1997                     consulting firm), 1986 to 2002.
------------------------------------------------------------------------------------------------------------------------------------
Albert A. Miller               Trustee            Trustee                       Senior Vice President, Cherry & Webb, CWT
 (71)                                            since 1997                     Specialty Stores, 1995 to 2000. Advisor and
                                                                                Secretary, the Underwoman Shoppes Inc. (retail
                                                                                clothing stores) 1980 to 2002. Retired.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                 NUMBER OF                         OTHER
                               PORTFOLIOS IN                   DIRECTORSHIPS
                             COMPLEX OVERSEEN                       HELD
NAME, ADDRESS, AND AGE           BY TRUSTEE                     BY TRUSTEE
------------------------------------------------------------------------------------------------
Leigh A. Wilson                     26                    Trustee, The Victory
 (60)                                                     Portfolios since 1992,
                                                          The Victory Institutional
                                                          Funds since 2003 and
                                                          The Victory Variable Insurance
                                                          Funds since 1998 (investment
                                                          companies - 22 total portfolios).
                                                          Trustee, PBHG Funds, since 2005.
------------------------------------------------------------------------------------------------
John R. Bartholdson                 26                    Director, The Triumph
(60)                                                      Group, Inc. since 1992.
                                                          Trustee, PBHG Funds
                                                          since 1995.Trustee, Old
                                                          Mutual Advisor Funds,
                                                          since 2004.
------------------------------------------------------------------------------------------------
Jettie M. Edwards                   26                    Trustee, EQ Advisors (investment
 (59)                                                     company-37 portfolios) since 1997.
                                                          Trustee, PBHG Funds, since 1995.
------------------------------------------------------------------------------------------------
Albert A. Miller                    26                    Trustee, PBHG Funds,
 (71)                                                     since 1995.
------------------------------------------------------------------------------------------------

* Trustee of the Trust until such time as his or her successor is duly elected and appointed.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------------------------------------------------

                                                TERM OF
                              POSITION         OFFICE AND
                              HELD WITH        LENGTH OF                           PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE        THE FUND        TIME SERVED                            DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------

David J. Bullock**            President         President                       Director, President and Chief Executive Officer
 (49)                                             since                         since 2004, Old Mutual Capital, Inc. Trustee
                                                  2003                          and President since 2004, Old Mutual Advisor Funds.
                                                                                Chief Executive Officer, President and Director
                                                                                since 2003 and Chief Operating Officer in 2003,
                                                                                Liberty Ridge Capital. Chief Executive Officer and
                                                                                Trustee since 2003, Old Mutual Investment Partners.
                                                                                Trustee since 2003, Old Mutual Fund Services.
                                                                                Director since 2003, Old Mutual Shareholder
                                                                                Services, Inc. President since 2003, PBHG Funds.
                                                                                President and Chief Executive Officer from 1998 to
                                                                                2003, Transamerica Capital, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Lee T. Cummings**               Vice              Vice                          Vice President since 2001, Director of Sales
 (41)                        President          President                       and Marketing since 2004 and  Director of
                                               since 2005                       Mutual Fund Operations from 1996 to 2001,
                                                                                Liberty Ridge Capital, Inc. Vice President since
                                                                                2003 and President from 1999 to 2003, Old Mutual
                                                                                Investment Partners. Vice President from 2004 to
                                                                                2005, President from 1998 to 2004, Old Mutual Fund
                                                                                Services. Vice President from 2004 to 2005 and
                                                                                President from 2001 to 2004, Old Mutual Shareholder
                                                                                Services, Inc. Treasurer, Chief Financial Officer
                                                                                and Controller from 1997 to 2005 and Vice President
                                                                                since 2005, PBHG Funds. Treasurer, Chief Financial
                                                                                Officer and Controller from 1997 to 2005, PBHG
                                                                                Insurance Series Fund. Treasurer, Chief Financial
                                                                                Officer and Controller from 2004 to 2005, Old
                                                                                Mutual Advisor Funds.
------------------------------------------------------------------------------------------------------------------------------------

PBHG Insurance Series Fund
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)
As of July 26, 2005

------------------------------------------------------------------------------------------------------------------------------------
OFFICERS (CONCLUDED)
------------------------------------------------------------------------------------------------------------------------------------
                                                      TERM OF
                                POSITION             OFFICE AND
                                HELD WITH             LENGTH OF                               PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE          THE FUND             TIME SERVED                                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Veilleux             Senior Vice      Senior Vice President           Senior Vice President since 2005, PBHG Funds.
(61)                            President       since 2005. Employed for        President since May 2002, EJV Financial
                                                 an initial term of three       Services, LLC. Director, Deutsche Bank (and
                                                years and thereafter for        predecessor companies) and Executive Vice President
                                                   successive one year          and Chief Administrative Officer, Investment
                                                 terms unless terminated        Company Capital Corp (registered investment
                                                 prior to the end of the        advisor and registered transfer agent)
                                                   then current term.           from 1987 to 2002.
------------------------------------------------------------------------------------------------------------------------------------
John M. Zerr**               Vice President         Vice President              Chief Operating Officer since 2004, Senior
(43)                          and Secretary          and Secretary              Vice President since 2001, and General Counsel
                                                       since 1997               and Secretary since 1996, Liberty Ridge Capital,
                                                                                Inc. Executive Vice President, Secretary and
                                                                                General Counsel since 2004, Old Mutual Capital,
                                                                                Inc. Chief Operating Officer from 2004 to 2005 and
                                                                                General Counsel and Secretary from 1998 to 2005,
                                                                                Old Mutual Investment Partners. General Counsel
                                                                                and Secretary from 1998 to 2005, Old Mutual Fund
                                                                                Services. General Counsel and Secretary from 2001
                                                                                to 2005, Old Mutual Shareholder Services, Inc. Vice
                                                                                President and Secretary since 2004, Old Mutual
                                                                                Advisor Funds. Vice President and Secretary since
                                                                                1997, PBHG Funds. General Counsel and Secretary
                                                                                from 1996 to 2002, Pilgrim Baxter Value Investors,
                                                                                Inc.
------------------------------------------------------------------------------------------------------------------------------------
Brian C. Dillon**                 Vice             Vice President               Vice President and Chief Compliance Officer since
(42)                            President           since 2001 and              2001, Liberty Ridge Capital, Inc. Vice President
                                and Chief          Chief Compliance             and Chief Compliance Officer since 2004, Old Mutual
                               Compliance         Officer since 2004            Capital, Inc. Vice President, Chief Compliance
                                 Officer                                        Officer and Registered Principal since  2001, Old
                                                                                Mutual Investment Partners. Chief Compliance Officer
                                                                                since 2001, Old Mutual Fund Services. Chief
                                                                                Compliance Officer since 2001, Old Mutual
                                                                                Shareholder Services, Inc. Vice President and Chief
                                                                                Compliance Officer since 2004, Old Mutual Advisor
                                                                                Funds. Vice President since 2001 and Chief
                                                                                Compliance Officer since 2004, PBHG Funds. Chief
                                                                                Compliance Officer from 2001 to 2002, Pilgrim
                                                                                Baxter Value Investors, Inc. Chief Compliance
                                                                                Officer from 2001 to 2003, Pilgrim Baxter Private
                                                                                Equity Advisors. Vice President and Deputy
                                                                                Compliance Director from 1995 to 2001, Delaware
                                                                                Investments.
------------------------------------------------------------------------------------------------------------------------------------
Robert E. Putney, III**           Vice             Vice President and           Senior Vice President, Deputy General Counsel and
(45)                            President         Assistant Secretary           Assistant Secretary from 2004 to 2005, Old
                              and Assistant          since 2002                 Mutual Capital, Inc. Deputy General Counsel since
                               Secretary                                        2004, Vice President and Assistant Secretary since
                                                                                2001 and Senior Legal Counsel from 2001  to 2004,
                                                                                Liberty Ridge Capital, Inc. Senior Vice President
                                                                                and Deputy General Counsel from 2004 to 2005,
                                                                                Assistant Secretary from 2001 to 2005 and Senior
                                                                                Legal Counsel and Vice President from 2001 to 2004,
                                                                                Old Mutual Investment Partners. Senior Vice
                                                                                President and Deputy General Counsel from 2004 to
                                                                                2005, Assistant Secretary from 2001 to 2005 and
                                                                                Senior Legal Counsel and Vice President from 2001
                                                                                to 2004, Old Mutual Fund Services. Senior Vice
                                                                                President and Deputy General Counsel from 2004 to
                                                                                2005, Assistant Secretary from 2001 to 2005 and
                                                                                Senior Legal Counsel and Vice President from 2001
                                                                                to 2004, Old Mutual Shareholder Services, Inc.
                                                                                Vice President and Assistant Secretary since 2004,
                                                                                Old Mutual Advisor Funds. Vice President and
                                                                                Assistant Secretary since 2001, PBHG Funds. Senior
                                                                                Counsel and Assistant Secretary from 2001 to 2002,
                                                                                Pilgrim Baxter Value Investors, Inc. Director and
                                                                                Senior Counsel from 1997 to 2001, Merrill Lynch
                                                                                Investment Managers, L.P. and Princeton
                                                                                Administrators, L.P. and holding various other
                                                                                positions with these companies from 1991 to 1997.
                                                                                Secretary of various Merrill Lynch and Mercury
                                                                                open-end funds, as well as Somerset Exchange Fund
                                                                                and The Europe Fund, Inc. until December 2001.
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Black**               Treasurer,              Treasurer,                Treasurer, Chief Financial Officer and Controller,
(45)                            Chief               Chief Financial             PBHG Funds since July 2005. Treasurer, Chief
                              Financial               Officer and               Financial Officer and Controller, Old Mutual
                              and Officer             Controller                Advisor Funds since 2004. Chief Financial Officer,
                              Controller            since July 2005             Chief Administrative Officer, Executive Vice
                                                                                President and Treasurer of Old Mutual Capital,
                                                                                Inc. since July 2004. Chief Financial Officer,
                                                                                Chief Administrative Officer of Old Mutual
                                                                                Investment Partners since 2004. President,
                                                                                Treasurer and Chief Financial Officer of Old
                                                                                Mutual Fund Services since 2004. President,
                                                                                Treasurer and Chief Financial Officer of Old
                                                                                Mutual Shareholder Services since 2004. Senior
                                                                                Vice President and Chief Financial Officer of
                                                                                Transamerica Capital, Inc. from 2000 through 2004.
                                                                                Chief Financial Officer of Coldwell Banker Moore &
                                                                                Company (Denver Metro) (formerly Moore and Company
                                                                                Realtor) from 1997 through March 2000.
------------------------------------------------------------------------------------------------------------------------------------
William P. Schanne**          Assistant           Assistant Treasurer           Assistant Treasurer since 2004, Old Mutual Advisor
(32)                          Treasurer               since 2001                Funds. Assistant Treasurer since 2001, PBHG Funds.
                                                                                Fund Administration Associate since 2001, Liberty
                                                                                Ridge Capital, Inc. Fund Administration Associate
                                                                                since 2001, Old Mutual Fund Services. Fund
                                                                                Accounting Supervisor from 1999 to 2001 and Fund
                                                                                Accountant from 1998 to 1999, PFPC Inc.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth R. Naes**             Assistant           Assistant Treasurer           Assistant Treasurer, PBHG Funds, since July 2005.
(39)                          Treasurer           since July 2005               Vice President, Old Mutual Fund Services since
                                                                                July 2005. Director of Fund Services, Old Mutual
                                                                                Fund Services, since 2004. Member of the
                                                                                Investment Committee, Old Mutual Capital, Inc.,
                                                                                since 2004. Senior Vice President, Product
                                                                                Development at Transamerica Capital, Inc., from
                                                                                June 2000 to May 2004. Prior to June 2000, various
                                                                                positions at Transamerica Capital, Inc./AEGON USA.
------------------------------------------------------------------------------------------------------------------------------------

** Officer of the Trust until such time as his or her successor is duly elected and qualified.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY CONTRACT  (UNAUDITED)


In approving the continuance of the Advisory Agreement with respect to each Portfolio, the Board of Trustees considered factors generally applicable to the Adviser as well as factors particular to each Portfolio. Below is a summary of the factors considered by the Board of Trustees and the conclusions thereto that formed the basis for the Board of Trustees approving the continuance of the Advisory Agreement:

The Trustees considered the following factors generally applicable to the
Adviser:

     o Governance matters -- The Trustees weighed favorably that the Adviser had made significant progress in implementing the governance and compliance-related initiatives proposed by the Board of Trustees following the discovery of frequent trading in certain PBHG Funds portfolios.

     o Compliance matters -- The Trustees considered the compliance breakdown that allowed the former principals of the Adviser to encourage frequent trading in certain PBHG Funds portfolios and to allow exchanges beyond the limits provided for in PBHG Funds' prospectuses. The Trustees also considered the steps taken by the Adviser to ensure that such compliance violations or similar violations do not recur, including hiring a qualified compliance consultant to provide independent analysis of the compliance program at the Adviser, hiring additional compliance staff, and revising the Adviser's policies and procedures with respect to personal trading.

        The Trustees were satisfied that the resignation of the former principals of the Adviser and the implementation of enhanced compliance programs now in place were reasonably sufficient to prevent a recurrence of such compliance problems. The Trustees also favorably weighed the fact that, other than the former principals operating outside of the compliance program, the Adviser had a very good track record of detecting and preventing compliance problems, noting that there had been few compliance violations during the past year. The Trustees also favorably weighed the fact that in prior years when a compliance violation occurred, the Adviser, or one or more of its affiliates, generally made whole any affected fund shareholders, in accordance with the Trust's policies regarding reimbursement.

     o Nature and extent of services -- The Trustees were satisfied that the Adviser was providing the level of services required by the Advisory Agreement and necessary for the Trust to comply with the regulatory requirements applicable to the Portfolios. The Trustees also considered the Adviser's organizational efforts to correct weakness in the investment operations and its plan to strengthen the investment research staff and supporting elements, such as the Adviser's proprietary research system. In addition, the Trustees also favorably considered that the Adviser continued to improve the extent and quality of the materials provided to the Board and was very responsive to the Trustees' requests for additional or follow-up information.

     o Performance -- While concerned about the long-term underperformance of certain Portfolios, the Trustees were satisfied that the Adviser, with the assistance of a third-party consultant, had identified the causes of the underperformance and had taken steps to improve performance, including replacing underperforming portfolio managers where necessary and appropriate. The Trustees favorably weighed the Adviser's realignment of portfolio manager responsibilities to create direct manager and analyst accountability. The Trustees also considered the retooling efforts by the Adviser on its proprietary research system to assist portfolio managers with stock selection.

     o Costs and profitability of Adviser and its affiliates -- The Trustees considered the investment advisory fees charged by the Adviser to its non-investment company clients. The Trustees also considered the considerable reduction in the Adviser's operating profits over the last year and viewed favorably that the Adviser had committed to renew the Expense Limitation Agreement with the Trust, on behalf of each Portfolio, and keep in place the current fee waivers and expense reimbursements despite the fee reductions. The Trustees also noted that the Adviser had substantially curtailed the use of Portfolio brokerage commissions to pay for brokerage and research services that were permissible under Section 28(e), with the resultant increase in the Adviser's expenses. The Trustees also concluded that, despite the reduction in operating profits, the Adviser remained a financially viable organization, noting in particular Old Mutual's commitment to the Adviser. The Trustees also reviewed the information provided by the Adviser about the level of investment advisory fees charged to other clients and concluded that the extent of the services provided to the Portfolios was much more extensive than the services provided to these other clients.

     o Retention of key personnel -- The Trustees viewed favorably the initiatives undertaken by the Adviser and its parent to retain key executives, portfolio managers and other employees and to attract new, qualified employees.

     o Economies of scale -- The Trustees considered the advisory fee breakpoints proposed by the Adviser and the potential savings to shareholders as Portfolio asset levels increased. The Trustees noted that the proposed breakpoints instituted a framework to pass along economies of scale to shareholders once Portfolio assets reached meaningful levels.

     o Benefits derived by the Adviser from its relationship with the Portfolios -- The Trustees considered the fall-out benefits to the Adviser, including the Adviser's increased

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY CONTRACT  (UNAUDITED) (CONTINUED)


    visibility in the investment community. The Trustees also considered the Adviser's ability to obtain research and brokerage services through soft-dollars generated by Portfolio brokerage transactions and the benefits to the Adviser therefrom, which may benefit the Adviser's clients other than the Portfolios. The Trustees also weighed the benefits to affiliates of the Adviser, namely the profitable relationship between the Trust and Old Mutual Fund Services, as well as the Trust's relationship with OMIP, which, although not profitable, created further visibility for the Adviser and its parent, Old Mutual.

With respect to each Portfolio, the Trustees considered the following matters:

     o LIBERTY RIDGE GROWTH II PORTFOLIO -- The Trustees considered the short, medium and long-term performance of the Portfolio, which were significantly below the median of its peer group, and advisory fees higher than the Portfolio's peers the two main areas of concern with respect to the Growth II Portfolio. With respect to performance, the Trustees favorably weighed the Adviser's decision to replace the Portfolio's current portfolio manager with a portfolio manager who had a better performance track record managing another small-cap growth product, and also the decision to strengthen the investment research staff.

        With respect to advisory fees, the Trustees noted that the investment advisory fee was higher than the median for comparable portfolios, although the Portfolio's overall expense ratio was comparable to the Portfolio's peer group average. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the substantial decrease in the total assets of the Portfolio, primarily from net redemptions, had reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Portfolio during the prior calendar year.

        The Board concluded that in view of the corrective measures that the Adviser had undertaken to address the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE LARGE CAP GROWTH PORTFOLIO -- With respect to performance, the Trustees favorably weighed the Portfolio's good long-term performance and short and medium-term performance that was close to the median of its peer group. The Trustees also favorably weighed the Adviser's decision to replace the Portfolio's current portfolio manager team with a single portfolio manager and to strengthen the investment research staff. The Trustees considered the Portfolio's advisory fees, which were higher than its peers, the main area of concern with respect to the Portfolio.

        With respect to advisory fees, the Trustees noted that both the investment advisory fee and the Portfolio's overall expense ratio were higher than the median for comparable portfolios. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the decrease in the total assets of the Portfolio, primarily from net redemptions, had contributed to an increase in the Portfolio's overall expense ratios and had reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Portfolio during the prior calendar year.

        The Board concluded that in view of the measures that the Adviser had undertaken to improve the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE MID-CAP PORTFOLIO -- The Trustees favorably considered the Portfolio's short-term performance, which was above the median of its peer group, and its medium to long-term performance, which were significantly above the median of its peer group. The Trustees considered the Portfolio's advisory fee and expense ratio, which were higher than its peers, the principal area of concern with respect to the Mid-Cap Portfolio.

        With respect to the advisory fees, the Trustees noted that both the investment advisory fee and the Portfolio's overall expense ratio were higher than the median for comparable portfolios. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Mid-Cap Portfolio during the prior calendar year.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY CONTRACT  (UNAUDITED) (CONTINUED)


        The Board concluded that in view of the good short and long-term performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE LARGE CAP GROWTH CONCENTRATED PORTFOLIO -- With respect to performance, the Trustees favorably weighed the above average long-term performance and the Adviser's decision to address short-term and medium-term performance, which was below the median for its peer group, by replacing the portfolio management team with a single portfolio manager and by strengthening the investment research staff. The Trustees considered the Portfolio's advisory fees, which were higher than its peers, the main area of concern with respect to the Portfolio.

        With respect to the advisory fees, the Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the substantial decrease in the total assets of the Portfolio, primarily from net redemptions, had resulted in an increase in the Portfolio's overall expense ratios and had significantly reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Portfolio during the prior calendar year.

        The Board concluded that in view of the corrective measures that the Adviser had undertaken to improve the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE SELECT VALUE PORTFOLIO -- The Trustees considered the Portfolio's short and medium-term performance, which was significantly below the median of its peer group, and advisory fees higher than the Portfolio's peers, the two main areas of concern with respect to the Select Value Portfolio. With respect to performance, the Trustees favorably weighed the Portfolio's higher than average long-term performance and the Adviser's decision to address the short-term performance by replacing the Select Value Portfolio's portfolio manager.

        With respect to advisory fees, the Trustees noted that the investment advisory fee was higher than the median for comparable portfolios, although the Portfolio's overall expense ratio was lower than the average expense ratio for the Portfolio's peer group. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser applicable to the Select Value Portfolio. These reductions and fee breakpoints, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the substantial decrease in the total assets of the Portfolio, primarily from net redemptions, had resulted in an increase in the Portfolio's overall expense ratios and had reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Portfolio during the prior calendar year.

        The Board concluded that in view of the corrective measures that the Adviser had undertaken to address the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE SMALL CAP GROWTH PORTFOLIO -- The Trustees considered the Portfolio's short-term performance, which was below the median of its peer group, and advisory fees (gross of waivers) higher than its peers, the two main areas of concern with respect to this Portfolio. With respect to performance, the Trustees noted that the Portfolio had only been in existence for approximately 3 years and had limited cash flow and assets, which impacted performance. The Trustees favorably weighed the Adviser's decision to replace the current portfolio manager with a new portfolio manager and to strengthen the investment research staff.

        With respect to advisory fees, the Trustees noted that both the investment advisory fee (gross of waivers) and the Portfolio's overall expense ratio were higher than the median for comparable portfolios. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the decrease in the total assets of the Portfolio, primarily from net redemptions, had resulted in an increase in the Portfolio's overall expense ratios and had reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY CONTRACT  (UNAUDITED) (CONCLUDED)


        Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Portfolio during the prior calendar year.

        The Board concluded that in view of the corrective measures that the Adviser had undertaken to address the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE SMALL CAP PORTFOLIO -- The Trustees considered the Portfolio's short-term performance, which was below the median of its peer group, and investment advisory fees and expense ratios higher than the Portfolio's peers, the two main areas of concern with respect to the Small Cap Portfolio. With respect to performance, the Trustees favorably weighed the stronger medium-term and long-term performance of the Portfolio and the Adviser's decision to strengthen the investment research staff.

        With respect to advisory fees, The Trustees noted that both the investment advisory fee and the Portfolio's overall expense ratio were higher than the median for comparable portfolios. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the decrease in the total assets of the Portfolio, primarily from net redemptions, had significantly reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Small Cap Portfolio during the prior calendar year.

        The Board concluded that in view of the corrective measures that the Adviser had undertaken to address the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE TECHNOLOGY & COMMUNICATIONS PORTFOLIO -- The Trustees considered the Portfolio's short-term, medium-term and long-term underperformance versus the Portfolio's peer group, and advisory fees (gross of waivers) higher than the Portfolio's peers, the two main areas of concern with respect to the Technology & Communications Portfolio. With respect to performance, the Trustees favorably weighed the Adviser's decision to replace the Technology & Communications Portfolio's current portfolio manager team with a single portfolio manager and to strengthen the investment research staff.

        With respect to advisory fees, the Trustees noted that the investment advisory fee was higher than the median for comparable portfolios, although the Portfolio's overall expense ratio was lower than the average total expense ratio for the Portfolio's peer group. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the decrease in the total assets of the Portfolio, primarily from net redemptions, had significantly reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Technology & Communications Portfolio during the prior calendar year.

        The Board concluded that in view of the corrective measures that the Adviser had undertaken to address the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

        In addition, after reviewing Liberty Ridge Capital's contract renewal presentation, the Board concluded that it would monitor the corrective actions that Liberty Ridge Capital proposed to make with respect to performance in the context of the reasonableness of the advisory fee.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE LARGE CAP GROWTH CONCENTRATED PORTFOLIO


Dear Shareholder:

For the six month period ended June 30, 2005, the Liberty Ridge Large Cap Growth Concentrated Portfolio underperformed the benchmark Russell 1000(R) Growth Index. Despite strong second quarter performance, adverse market conditions at the beginning of the year had a significant impact on overall returns for the period.

PERFORMANCE DISCUSSION

Record oil prices dragged on stocks during the period and also fueled inflationary pressures, pinched consumer wallets, and dampened investor sentiment. While generally bad for stocks, skyrocketing oil prices provided a boost to some areas, such as oil-related industries, basic materials, and utilities. Unfortunately, these are not sectors in which we are typically represented, as they generally lack the growth characteristics we seek. Our lack of exposure to these areas was detrimental to performance. Stocks also wrestled with speculation that the Federal Reserve would continue its campaign to raise the federal funds rate, as periods of rising interest rates can be difficult for longer-duration assets, such as aggressive growth stocks.

The Portfolio's focused strategy left performance heavily exposed to the technology sector, which significantly underperformed during the first quarter. Fortunately, the outlook for the technology sector recovered during the second quarter, helped by a broad rally that began in mid-April. Technology-related holdings drove performance during the latter half of the period led by top performers Google and Autodesk. However, this improved performance was not enough to overcome the steep losses sustained during the first three months of the period.

Health care was another disappointing area for the Portfolio due in part to our position in Boston Scientific. Despite its status as a longtime holding, Boston Scientific was eliminated during the second quarter as we gained greater insight regarding the company's steadily slowing revenues. Boston Scientific has been facing increased competitive pressure from Johnson & Johnson, Guidant, and new entrants to the drug-eluding stent market, such as Abbott Labs and Medtronic.

LOOKING FORWARD

Although the economic data has been mixed, many of the indicators have been pointing toward fairly healthy growth that, in our view, is moving along at a sustainable, measured pace. Generally, these conditions, which suggest a maturing economic recovery, are favorable for larger companies. With their multiple business lines and multinational operations, many larger companies may be better positioned to withstand the higher interest rates and slower growth that tend to accompany the later phases of an economic recovery.

Rising interest rates and skyrocketing oil prices, however, have the potential to derail the ongoing economic expansion. The Federal Reserve has continued to raise interest rates, citing concerns over the housing bubble and inflation. The flattening yield curve has helped to fuel speculation in the housing market, which is closely tied to long-term interest rates. With regard to inflation, it appears the Fed believes inflation risks still outweigh the chance that economic growth may stall. However, if recent data is to be believed, core inflation remains relatively benign. Many experts believe the reprieve in inflation is a signal that the Fed should stop or at least pause its campaign on interest rates. Rising interest rates create difficulties for longer duration assets, such as growth stocks. If we are in fact nearing the end of the Fed's tightening cycle the market may be anticipating a comeback for growth stocks, one that many consider long overdue.


Sincerely,

S/Signature

Michael S. Sutton, CFA
Portfolio Manager

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE LARGE CAP GROWTH CONCENTRATED PORTFOLIO


DISCLOSURE OF PORTFOLIO EXPENSES (UNAUDITED)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a mutual fund's gross income, directly reduce the investment return of the mutual fund. A mutual fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in this Portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates this Portfolio's costs in two ways.

o ACTUAL PORTFOLIO RETURN. This section helps you to estimate the actual expenses, after any fee waivers, that you paid over the six month period ended June 30, 2005. The "Ending Account Value" shown is derived from the Portfolio's actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

   To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Portfolio under the heading "Expenses Paid During Six Month Period."

o HYPOTHETICAL 5% RETURN. This section is intended to help you compare your Portfolio's costs with those of other mutual funds. It assumes that the Portfolio had an annual return of 5% before expenses during the year and that the expense ratio ("Annualized Expense Ratios for the Six Month Period") for the period is unchanged. In this case, because the return used is not the Portfolio's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Portfolio's costs by comparing this hypothetical result for your Portfolio in the "Expenses Paid During Six Month Period" with the hypothetical examples that appear in the same charts in shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as sales charges (loads) and redemption fees, which are described in the Prospectus. If those transactional costs were applied to your account, your costs would be higher.

                                                                                     ANNUALIZED
                                                                                       EXPENSE
                                                                                       RATIOS            EXPENSES
                                            BEGINNING             ENDING               FOR THE          PAID DURING
                                          ACCOUNT VALUE        ACCOUNT VALUE          SIX MONTH          SIX MONTH
                                             12/31/04            06/30/05              PERIOD             PERIOD*
                                       ------------------   ------------------   ------------------ ------------------
Actual Portfolio Return                    $1,000.00            $   913.40             1.13%               $5.36
Hypothetical 5% Return                      1,000.00              1,019.19             1.13%                5.66

* EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE
  PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE LARGE CAP GROWTH CONCENTRATED PORTFOLIO                (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
                                   AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2005
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Annualized          Annualized          Annualized
                                           Six               One Year           Three Year           Five Year         Inception to
                                         Months               Return              Return              Return               Date
------------------------------------------------------------------------------------------------------------------------------------
Liberty Ridge Large Cap Growth
Concentrated Portfolio                   (8.66)%              (8.76)%              2.88%             (17.09)%              4.58%
------------------------------------------------------------------------------------------------------------------------------------


   COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN LIBERTY RIDGE
       LARGE CAP GROWTH CONCENTRATED PORTFOLIO VERSUS THE RUSSELL 1000(R) GROWTH INDEX, THE S&P 500 INDEX AND THE LIPPER LARGE-CAP GROWTH FUNDS AVERAGE

[Line chart omitted -- plot points are as follows:]

                           Liberty Ridge
                         Large Cap Growth                                       Russell 1000(R)              Lipper Large-Cap
                      Concentrated Portfolio         S&P 500 Index               Growth Index              Growth Funds Average
------------------------------------------------------------------------------------------------------------------------------------

9/25/97                       10000                      10000                     10000                        10000
9/30/97                        9980                      10033                     10009                        10000
10/31/97                       9610                       9698                      9630                         9644
11/30/97                       9660                      10147                     10039                         9833
12/31/97                      10030                      10321                     10152                         9969
1/31/98                       10200                      10435                     10455                        10105
2/28/98                       11330                      11188                     11242                        10920
3/31/98                       11970                      11761                     11690                        11443
4/30/98                       12210                      11879                     11852                        11624
5/31/98                       11940                      11675                     11515                        11323
6/30/98                       13150                      12149                     12221                        11979
7/31/98                       13220                      12020                     12140                        11869
8/31/98                       11020                      10282                     10318                         9930
9/30/98                       12600                      10941                     11110                        10611
10/31/98                      12850                      11831                     12003                        11299
11/30/98                      13750                      12548                     12917                        12068
12/31/98                      16300                      13271                     14081                        13302
1/31/99                       17690                      13826                     14908                        14110
2/28/99                       16510                      13396                     14227                        13564
3/31/99                       17930                      13932                     14976                        14330
4/30/99                       17270                      14472                     14996                        14479
5/31/99                       16700                      14130                     14535                        14052
6/30/99                       17870                      14914                     15553                        15043
7/31/99                       17410                      14448                     15058                        14623
8/31/99                       18150                      14377                     15305                        14610
9/30/99                       18760                      13983                     14983                        14477
10/31/99                      20820                      14868                     16115                        15480
11/30/99                      24841                      15170                     16984                        16356
12/31/99                      32701                      16063                     18750                        18317
1/31/00                       31851                      15256                     17871                        17625
2/29/00                       38221                      14967                     18745                        18788
3/31/00                       39111                      16432                     20087                        19827
4/30/00                       34651                      15937                     19131                        18759
5/31/00                       30141                      15610                     18168                        17774
6/30/00                       36131                      15995                     19544                        18975
7/31/00                       35871                      15745                     18730                        18588
8/31/00                       41091                      16723                     20425                        20140
9/30/00                       37549                      15840                     18493                        18884
10/31/00                      33629                      15773                     17618                        18056
11/30/00                      25401                      14530                     15021                        15897
12/31/00                      24895                      14601                     14546                        15964
1/31/01                       25454                      15119                     15551                        16339
2/28/01                       20776                      13740                     12911                        14115
3/31/01                       17373                      12870                     11506                        12798
4/30/01                       19101                      13870                     12961                        14061
5/31/01                       18890                      13963                     12770                        13957
6/30/01                       18195                      13623                     12474                        13537
7/31/01                       17426                      13489                     12163                        13120
8/31/01                       15593                      12645                     11168                        12089
9/30/01                       14107                      11623                     10053                        10936
10/31/01                      14889                      11845                     10581                        11357
11/30/01                      16147                      12754                     11597                        12373
12/31/01                      15892                      12865                     11575                        12420
1/31/02                       14821                      12678                     11371                        12162
2/28/02                       14396                      12433                     10899                        11650
3/31/02                       14804                      12901                     11276                        12132
4/30/02                       14379                      12119                     10355                        11350
5/31/02                       13784                      12029                     10105                        11119
6/30/02                       13002                      11172                      9170                        10242
7/31/02                       11592                      10302                      8666                         9468
8/31/02                       11524                      10369                      8692                         9499
9/30/02                       10963                       9242                      7790                         8648
10/31/02                      11507                      10056                      8505                         9327
11/30/02                      11473                      10648                      8967                         9717
12/31/02                      10912                      10022                      8347                         9049
1/31/03                       10674                       9759                      8145                         8862
2/28/03                       10691                       9613                      8107                         8783
3/31/03                       11116                       9706                      8258                         8946
4/30/03                       11745                      10506                      8869                         9582
5/31/03                       12356                      11059                      9312                        10054
6/30/03                       12594                      11201                      9440                        10145
7/31/03                       13189                      11398                      9675                        10420
8/31/03                       13614                      11620                      9915                        10655
9/30/03                       13019                      11497                      9809                        10454
10/31/03                      14175                      12147                     10360                        11082
11/30/03                      14396                      12254                     10469                        11170
12/31/03                      14498                      12897                     10831                        11488
1/31/04                       14974                      13133                     11052                        11693
2/29/04                       14770                      13316                     11122                        11755
3/31/04                       14736                      13115                     10916                        11614
4/30/04                       14277                      12909                     10789                        11367
5/31/04                       15076                      13087                     10990                        11586
6/30/04                       15518                      13341                     11127                        11750
7/31/04                       14090                      12899                     10498                        11069
8/31/04                       13546                      12952                     10446                        10986
9/30/04                       14039                      13092                     10546                        11215
10/31/04                      14362                      13292                     10710                        11380
11/30/04                      15263                      13830                     11079                        11858
12/31/04                      15501                      14300                     11513                        12305
1/31/05                       14464                      13952                     11129                        11893
2/28/05                       14141                      14245                     11248                        11958
3/31/05                       13648                      13993                     11043                        11753
4/30/05                       13342                      13728                     10832                        11487
5/31/05                       14566                      14165                     11356                        12083
6/30/05                       14158                      14185                     11315                        12092

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE LIBERTY RIDGE LARGE CAP GROWTH CONCENTRATED PORTFOLIO WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The Liberty Ridge Large Cap Growth Concentrated Portfolio's total return is based on net change in NAV, assuming reinvestment of distributions. The performance figures quoted may be lower at this time due to recent market volatility. The performance results are subject to change since June 30, 2005. Funds that invest in a limited number of securities may involve greater risk than more diversified funds, including a greater potential for volatility. The Portfolio's investment in technology companies involves the risk of volatility. In addition, the products of technology companies may be subject to severe competition and rapid obsolescence. The returns for certain periods may reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance would have been lower. Investors considering the Liberty Ridge Large Cap Growth Concentrated Portfolio should have a long-term investment horizon. The PBHG Insurance Series Fund is only available through certain variable annuity and variable life contracts offered by the separate accounts of participating insurance companies. The performance shown above does not reflect the fees and charges associated with the variable annuity provider. Early withdrawals may result in tax penalties as well as any sales charges assessed by the variable annuity provider. This information should be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending money. The Liberty Ridge Large Cap Growth Concentrated Portfolio commenced operations on September 25, 1997. The Liberty Ridge Large Cap Growth Concentrated Portfolio changed its benchmark effective May 1, 2004, from the S&P 500 Index to the Russell 1000(R) Growth Index to better reflect the market in which the Portfolio invests. For more information on the Russell 1000(R) Growth Index, the S&P 500 Index and the Lipper Large-Cap Growth Funds Average please see the PBHG Disclosure Notes on page 33. The chart assumes $10,000 invested in the Lipper Large-Cap Growth Funds Average at that month's end, September 30, 1997.

SECTOR WEIGHTINGS AT JUNE 30, 2005

[Pie chart omitted -- plot points are as follows:]

Consumer Cyclical                10%
Financial                         4%
Health Care                      18%
Repurchase Agreement              2%
Services                          9%
Technology                       57%

% of Total Portfolio Investments


TOP TEN COMMON STOCK HOLDINGS AT JUNE 30, 2005

Yahoo!                                            9.9%
Google, Cl A                                      9.9%
Symantec                                          6.6%
Teva Pharmaceutical Industries ADR                5.8%
Infosys Technologies ADR                          5.7%
Zimmer Holdings                                   5.6%
eBay                                              5.5%
Staples                                           5.1%
Broadcom, Cl A                                    5.1%
Microsoft                                         4.7%
--------------------------------------------------------------------------------
COMBINED TOP TEN COMMON STOCK
HOLDINGS AS A % OF TOTAL PORTFOLIO
INVESTMENTS IN COMMON STOCK                      63.9%

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE LARGE CAP GROWTH CONCENTRATED PORTFOLIO


STATEMENT OF NET ASSETS
AS OF JUNE 30, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
                                                      Market
Description                            Shares       Value (000)
--------------------------------------------------------------------------------

COMMON STOCK -- 97.8%
CONSUMER CYCLICAL -- 9.1%
ENTERTAINMENT SOFTWARE -- 4.2%
Electronic Arts*                       61,200    $      3,464
                                                 ------------
                                                        3,464
--------------------------------------------------------------------------------
RETAIL-OFFICE SUPPLIES -- 4.9%
Staples                               192,400           4,102
                                                 ------------
                                                        4,102
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $6,263)                   7,566
                                                 ------------
--------------------------------------------------------------------------------
FINANCIAL -- 4.5%
FINANCE-INVESTMENT BANKER/BROKER -- 4.5%
Goldman Sachs Group                    36,700           3,744
                                                 ------------
                                                        3,744
                                                 ------------
TOTAL FINANCIAL (COST $3,695)                           3,744
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 17.8%
MEDICAL INSTRUMENTS -- 3.4%
Guidant                                41,400           2,786
                                                 ------------
                                                        2,786
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 5.4%
Zimmer Holdings*                       59,100           4,502
                                                 ------------
                                                        4,502
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 5.7%
Teva Pharmaceutical Industries ADR*   150,500           4,686
                                                 ------------
                                                        4,686
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 3.3%
Caremark Rx*                           60,800           2,707
                                                 ------------
                                                        2,707
                                                 ------------
TOTAL HEALTH CARE (COST $14,457)                       14,681
                                                 ------------
--------------------------------------------------------------------------------
SERVICES -- 9.0%
E-COMMERCE/SERVICES -- 5.4%
eBay*                                 134,700           4,447
                                                 ------------
                                                        4,447
--------------------------------------------------------------------------------
SCHOOLS -- 3.6%
Apollo Group, Cl A*                    38,100           2,980
                                                 ------------
                                                        2,980
                                                 ------------
TOTAL SERVICES (COST $5,052)                            7,427
                                                 ------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Shares/Face      Market
Description                         Amount (000)    Value (000)
--------------------------------------------------------------------------------

TECHNOLOGY -- 57.4%
APPLICATIONS SOFTWARE -- 10.2%
Infosys Technologies ADR*              60,000    $      4,648
Microsoft                             153,900           3,823
                                                 ------------
                                                        8,471
--------------------------------------------------------------------------------
COMPUTER AIDED DESIGN -- 4.3%
Autodesk                              102,400           3,520
                                                 ------------
                                                        3,520
--------------------------------------------------------------------------------
COMPUTERS -- 3.0%
Apple Computer*                        68,000           2,503
                                                 ------------
                                                        2,503
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 7.2%
Broadcom, Cl A*                       115,500           4,101
Intel                                  72,400           1,887
                                                 ------------
                                                        5,988
--------------------------------------------------------------------------------
INTERNET SECURITY -- 6.5%
Symantec*                             246,200           5,352
                                                 ------------
                                                        5,352
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 2.3%
Cisco Systems*                         97,400           1,861
                                                 ------------
                                                        1,861
--------------------------------------------------------------------------------
WEB PORTALS/ISP -- 19.4%
Google, Cl A*                          27,200           8,001
Yahoo!*                               231,400           8,018
                                                 ------------
                                                       16,019
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 4.5%
Qualcomm                              113,100           3,734
                                                 ------------
                                                        3,734
                                                 ------------
TOTAL TECHNOLOGY (COST $37,231)                        47,448
                                                 ------------
TOTAL COMMON STOCK (COST $66,698)                      80,866
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.9%
Morgan Stanley
   3.33%, dated 06/30/05, to be
   repurchased on 07/01/05, repurchase
   price $1,583,780 (collateralized
   by a U.S. Government obligation,
   par value $1,621,000, 3.750%,
   06/13/08,  total market value
   $1,615,766)(A)                      $1,584           1,584
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $1,584)                1,584
                                                 ------------
TOTAL INVESTMENTS -- 99.7% (COST $68,282)              82,450
                                                 ------------
--------------------------------------------------------------------------------

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE LARGE CAP GROWTH CONCENTRATED PORTFOLIO


--------------------------------------------------------------------------------

Description                                        Value (000)
--------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES -- 0.3%
Payable for investment securities purchased      $       (310)
Payable for investment advisory fees                      (60)
Payable for fund shares redeemed                          (20)
Payable for administrative fees                            (9)
Payable for trustees' fees                                 (1)
Other assets and liabilities, net                         664
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES                        264
                                                 ------------
NET ASSETS -- 100.0%                             $     82,714
                                                 ============
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value) based
   on 9,932,647 outstanding shares of
   beneficial interest                           $    307,014
Accumulated net investment loss                          (338)
Accumulated net realized loss on investments         (238,130)
Net unrealized appreciation on investments             14,168
                                                 ------------
NET ASSETS                                       $     82,714
                                                 ============
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                         $  8.33
                                                      =======

* Non-income producing security.
(A) -- Tri-party repurchase agreement.
ADR -- American Depositary Receipt
Cl -- Class
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE LARGE CAP GROWTH CONCENTRATED PORTFOLIO

STATEMENT OF OPERATIONS (000)
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2005 (UNAUDITED)

INVESTMENT INCOME:
     Dividends..................................................................................................      $      147
     Interest...................................................................................................              27
     Less: Foreign Taxes Withheld...............................................................................              (5)
                                                                                                                      ----------
       Total Investment Income..................................................................................             169
                                                                                                                      ----------
EXPENSES:
     Investment Advisory Fees...................................................................................             381
     Administrative Fees........................................................................................              55
     Trustees' Fees.............................................................................................              10
     Professional Fees..........................................................................................              20
     Printing Fees..............................................................................................              16
     Transfer Agent Fees........................................................................................              12
     Custodian Fees.............................................................................................               4
     Other Fees.................................................................................................               9
                                                                                                                      ----------
       Total Expenses...........................................................................................             507
                                                                                                                      ----------
NET INVESTMENT LOSS.............................................................................................            (338)
                                                                                                                      ----------
Net Realized Gain from Security Transactions....................................................................           1,670
Net Change in Unrealized Depreciation on Investments............................................................         (10,864)
                                                                                                                      ----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS.................................................................          (9,194)
                                                                                                                      ----------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS................................................................      $   (9,532)
                                                                                                                      ==========

The accompanying notes are an integral part of the financial statements.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE LARGE CAP GROWTH CONCENTRATED PORTFOLIO


STATEMENT OF CHANGES IN NET ASSETS (000)
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2005 (UNAUDITED) AND THE YEAR ENDED
DECEMBER 31, 2004

                                                                                                   01/01/05           01/01/04
                                                                                                      to                 to
                                                                                                   06/30/05           12/31/04
                                                                                                --------------     --------------
INVESTMENT ACTIVITIES:
   Net Investment Loss......................................................................     $     (338)        $     (543)
   Net Realized Gain from Security Transactions.............................................          1,670             15,799
   Net Change in Unrealized Depreciation on Investments ....................................        (10,864)            (7,432)
                                                                                                 ----------         ----------
   Net Increase (Decrease) in Net Assets Resulting from Operations..........................         (9,532)             7,824
                                                                                                 ----------         ----------
CAPITAL SHARE TRANSACTIONS:
   Shares Issued............................................................................             11                  1
   Shares Redeemed..........................................................................        (17,905)           (51,325)
                                                                                                 ----------         ----------
   Net Decrease in Net Assets Derived from Capital Share Transactions.......................        (17,894)           (51,324)
                                                                                                 ----------         ----------
     Total Decrease in Net Assets...........................................................        (27,426)           (43,500)
                                                                                                 ----------         ----------
NET ASSETS:
   Beginning of Period......................................................................        110,140            153,640
                                                                                                 ----------         ----------
   End of Period............................................................................     $   82,714         $  110,140
                                                                                                 ==========         ==========
   Accumulated Net Investment Loss..........................................................     $     (338)        $       --
                                                                                                 ==========         ==========
SHARES ISSUED AND REDEEMED:
   Shares Issued............................................................................              2                 --
   Shares Redeemed..........................................................................         (2,148)            (5,930)
                                                                                                 ----------         ----------
   Net Decrease in Shares Outstanding.......................................................         (2,146)            (5,930)
                                                                                                 ==========         ==========

Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE LARGE CAP GROWTH CONCENTRATED PORTFOLIO

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR OR PERIOD
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2005 (UNAUDITED) AND THE YEARS ENDED DECEMBER 31,



                                                       Net
                 Net                              Realized and
                Asset                              Unrealized                             Distributions
               Value,                 Net             Gains             Total                 from
              Beginning           Investment        (Losses)             From                Capital             Total
              of Period              Loss         on Securities       Operations              Gains           Distributions
------------------------------------------------------------------------------------------------------------------------------------
  2005*        $  9.12               $(0.03)1        $(0.76)            $(0.79)                 --                  --
  2004            8.53                (0.04)1          0.63               0.59                  --                  --
  2003            6.42                (0.05)1          2.16               2.11                  --                  --
  2002            9.35                (0.05)          (2.88)             (2.93)                 --                  --
  2001           23.63                (0.01)          (9.30)             (9.31)               $(4.97)            $(4.97)
  2000           32.70                (0.09)          (7.12)             (7.21)                (1.86)             (1.86)




                                                                                           Ratio
                                                                                          of Net
               Net                                   Net                Ratio           Investment
          Asset Value,                           Assets, End         of Expenses           Loss
               End            Total               of Period          to Average         to Average
            of Period         Return                (000)            Net Assets         Net Assets
-------------------------------------------------------------------------------------------------------
  2005*       $  8.33          (8.66)%+             $82,714             1.13%**             (0.75)%**
  2004           9.12           6.92%               110,140             1.10%               (0.44)%
  2003           8.53          32.87%               153,640             1.09%               (0.73)%
  2002           6.42         (31.34)%              153,089             1.08%               (0.42)%
  2001           9.35         (36.17)%              304,029             1.04%               (0.23)%
  2000          23.63         (23.87)%              669,739             1.02%               (0.33)%


                                   Ratio
                                  of Net
              Ratio             Investment
           of Expenses             Loss
           to Average            to Average
           Net Assets           Net Assets          Portfolio
           (Excluding           (Excluding          Turnover
            Waivers)             Waivers)             Rate
--------------------------------------------------------------------------------

  2005*       1.13%**             (0.75)%**           14.17%+
  2004        1.10%               (0.44)%             50.45%
  2003        1.09%               (0.73)%             92.66%
  2002        1.08%               (0.42)%            164.94%
  2001        1.04%               (0.23)%            142.88%
  2000        1.02%               (0.33)%            138.94%

*  For the six month period ended June 30, 2005.
** Annualized.
+ Total return and portfolio turnover have not been annualized.
(1) Per share calculations were performed using average shares for the period.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE LARGE CAP GROWTH CONCENTRATED PORTFOLIO


NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2005 (UNAUDITED)

1.  ORGANIZATION

Liberty Ridge Large Cap Growth Concentrated Portfolio (the "Portfolio") is a series of PBHG Insurance Series Fund (the "Fund"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund consists of the Portfolio and seven others: the Liberty Ridge Growth II Portfolio (the "Growth II Portfolio"), the Liberty Ridge Large Cap Growth Portfolio (the "Large Cap Growth Portfolio"), the Liberty Ridge Mid-Cap Portfolio (the "Mid-Cap Portfolio"), the Liberty Ridge Select Value Portfolio (the "Select Value Portfolio"), the Liberty Ridge Small Cap Growth Portfolio (the "Small Cap Growth Portfolio"), the Liberty Ridge Small Cap Portfolio (the "Small Cap Portfolio"), and the Liberty Ridge Technology & Communications Portfolio (the "Technology & Communications Portfolio"), (each a "Portfolio" and, collectively, the "Portfolios"). Each Portfolio of the Fund is classified as a diversified management investment company, with the exception of the Large Cap Growth Concentrated Portfolio and the Technology & Communications Portfolio, which are classified as non-diversified management investment companies. The financial statements presented herein do not include the Growth II Portfolio, the Large Cap Growth Portfolio, the Mid-Cap Portfolio, the Select Value Portfolio, the Small Cap Growth Portfolio, the Small Cap Portfolio or the Technology & Communications Portfolio, whose financial statements are presented separately. The Portfolio's prospectus provides a description of the Portfolio's investment objectives, policies and strategies. The assets of the Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At June 30, 2005, 89% and 10% of the outstanding shares of the Portfolio were held by the separate accounts of two participating insurance companies.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Portfolio.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS --
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market on which they are traded on valuation date (or at approximately 4:00 pm ET if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Redeemable securities issued by open-end investment companies are valued at the investment company's applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities. If a security price cannot be obtained from an independent, third-party pricing agent, SEI Investments Global Funds Services (the "Sub-Administrator") shall seek to obtain a bid price from at least one independent broker. Old Mutual Fund Services (the"Administrator") shall supply the Sub-Administrator with the appropriate broker contact(s), and, to ensure independence, the Sub-Administrator will contact the broker(s) at least on a weekly basis in order to obtain an independent quotation. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. If quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a market and prior to the calculation of NAV, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared annually, if available. Distributions of net realized capital gains are generally made to shareholders annually, if available.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE LARGE CAP GROWTH CONCENTRATED PORTFOLIO


NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

COMPENSATING BALANCES -- Per the terms of an informal agreement with Wachovia Bank, N.A. ("Wachovia") the custodian of the Portfolio, if the Portfolio has a cash overdraft in excess of $100,000 on a given day, it is required to leave 112% in compensating balance with Wachovia on the following day. If the Portfolio has a positive cash balance in excess of $100,000 on a given day, it is allowed to overdraw 90% of the balance with Wachovia on the following day. The Portfolio did not have any compensating balances with Wachovia at June 30, 2005.

OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative net assets.

COMMISSION RECAPTURE -- Liberty Ridge Capital, Inc. (formerly known as Pilgrim Baxter & Associates, Ltd.) (the "Adviser") may direct Portfolio trades to brokers who compensate the Portfolio, in cash, based on a percentage of related trading commissions. Such payments are reported as realized gains. During the six month period ended June 30, 2005, the Portfolio received no cash under these arrangements.

REDEMPTION FEES -- The Portfolio will generally impose a 2% redemption/exchange fee on total redemption proceeds of any shareholder redeeming shares (including redemption by exchange) of the Portfolio within 10 calendar days of their purchase. The 2% redemption fee will not be charged on transactions involving, among other things, (i) total or partial redemption of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that do not have the systematic capability to process the redemption fees, (ii) total or partial redemptions of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that have negotiated pre-existing legal covenants and agreements with the Fund to waive or not to impose redemption fees, and (iii) because of systems limitations of certain intermediaries, preexisting contrary legal covenants and agreements with intermediaries and general marketplace resistance. As a result of such limitations, no redemption fees were imposed during the six month period ended June 30, 2005 because all shareholders of the Portfolio are in omnibus accounts.

3.   INVESTMENT ADVISORY FEES, ADMINISTRATIVE
     FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund and the Adviser are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser is paid a monthly fee at an annual rate of 0.85% of the first $1 billion of the average daily net assets of the Portfolio, 0.80% of the next $500 million of the average daily net assets of the Portfolio, 0.75% of the next $500 million of the average daily net assets of the Portfolio, 0.70% of the next $500 million of the average daily net assets of the Portfolio, and 0.65% of the average daily net assets of the Portfolio in excess of $2.5 billion. In the interest of limiting expenses of the Portfolio, the Adviser has entered into an Expense Limitation Agreement with the Fund (the "Expense Limitation Agreement"). With respect to the Portfolio, the Adviser has agreed to waive or limit its fees and to assume other expenses of the Portfolio to the extent necessary to limit the total annual operating expenses (expressed as a percentage of the Portfolio's average daily net assets) to 1.20%. Reimbursement by the Portfolio of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement during any of the two previous fiscal years may be made when the Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed 1.20%. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's assets exceed $75 million; (ii) the Portfolio's total annual expense ratio is less than 1.20%, and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. No amounts have been recaptured by the Adviser during the six month period ended June 30, 2005.

Old Mutual Fund Services, an indirect, wholly-owned subsidiary of the Old Mutual
(US) Holdings Inc., parent company of the Adviser, provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator receives a fee for these administrative services, which is calculated daily and paid monthly, at an annual rate of 0.1227% of the average daily net assets of the Portfolio.

The Fund has entered into a distribution agreement with PBHG Fund Distributors (the "Distributor"), an indirect, wholly-owned subsidiary of the Old Mutual (US) Holdings Inc. The Distributor receives no compensation for serving in such capacity.

SEI Investments Global Funds Services serves as sub-administrator to the Fund. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Sub-Administrator. The Sub-Administrator assists the Administrator in providing administrative services to the Fund. Pursuant to an amended and restated administration agreement between the Administrator and the Sub-Administrator, the Sub-Administrator will be paid a portion of the Administrator's fees based on the resulting higher value from the following calculations (1) a fee based on the average daily net assets of the Trust, Old Mutual Advisor Funds, and the PBHG Funds of: (i) 0.0165% on the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii)

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE LARGE CAP GROWTH CONCENTRATED PORTFOLIO


NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

0.010% of the excess over $20 billion and (2) a fee based on the aggregate number of Funds of the Trust, PBHG Fund Family calculated at the sum of between $50,000 and $60,000 per Fund, depending on the total number of funds.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund.

Certain officers of the Fund are or were officers of the Adviser, Administrator, Sub-Administrator and the Distributor. These interested persons received no compensation from the Fund for such services.

4.  INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Portfolio for the six month period ended June 30, 2005, amounted to $12,665,658 and $30,875,589, respectively.

5.  FEDERAL TAX INFORMATION

It is the Portfolio's intention to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. These reclassifications have no effect on net assets or net asset value per share.

No dividends or distributions were declared during the years ended December 31, 2004 and December 31, 2003, respectively.

As of December 31, 2004, the components of accumulated losses were as follows
(000):

Capital loss carryforwards expiring:

        December 2009                           $(157,492)
        December 2010                             (82,021)
Unrealized appreciation                            24,745
                                                ---------
                                                $(214,768)
                                                =========

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a maximum period of eight years. During the year ended December 31, 2004, the Portfolio utilized $15,183
(000) of capital loss carryforwards to offset net realized capital gains.

At June 30, 2005, the total cost of securities and the net realized gains or losses on securities for Federal income tax purposes were not different from amounts reported for financial reporting purposes. The Federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by the Portfolio for Federal income tax purposes at June 30, 2005 were as follows
(000):

        FEDERAL                                       NET
          TAX      UNREALIZED      UNREALIZED     UNREALIZED
         COST     APPRECIATION    DEPRECIATION   APPRECIATION
        --------  -------------   -------------  -------------
        $68,282      $15,674        $(1,506)        $14,168

6.  CONCENTRATIONS/RISKS

The Portfolio may invest a high percentage of its assets in specific sectors of the market, such as technology and health care, in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the Portfolio's net asset value and will cause its shares to fluctuate more than if the Portfolio did not focus its investments in specific sectors.

7.  INTERFUND LENDING

Pursuant to resolutions adopted by the Boards of Trustees of each of PBHG Funds, PBHG Insurance Series Fund and Old Mutual Advisor Funds (together, the "Trusts"), on behalf of each series portfolio of the Trusts (collectively the "Lending Funds" and individually the "Lending Fund") a Lending Fund may borrow or lend an amount up to its prospectus-defined limitations from or to other funds. All such borrowing and lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August 12, 2003 to the Trusts and the Adviser.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the Lending Funds from investments in overnight repurchase agreements) and the bank loan rate (Federal Funds Rate plus 50 basis points).

The Portfolio had no outstanding borrowings or loans under the interfund lending arrangement at June 30, 2005, or at any time during the six month period ended June 30, 2005.

8.  LITIGATION WITH RESPECT TO THE
    INVESTMENT ADVISER

In June 2004, the Adviser reached settlement agreements with respect to the market timing and selective disclosure actions filed by the Securities and Exchange Commission ("SEC") and New York Attorney General ("NYAG"). Under the NYAG settlement, if certain terms and undertakings are not met, the

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE LARGE CAP GROWTH CONCENTRATED PORTFOLIO


NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONCLUDED)

NYAG settlement stipulates that the Adviser shall promptly terminate its management of the Fund. In this event, the Fund's Board of Trustees would be required to seek new management or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), the Adviser, PBHG Funds, and certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "Civil Litigation"). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the Adviser, PBHG Funds, and certain related parties in other jurisdictions, and had been transferred to the MDL Court.

The Civil Litigation and the previously filed suits are primarily based upon allegations in the SEC civil action and the NYAG civil action. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees of the PBHG Funds, the removal of the Adviser as investment adviser of the PBHG Funds, the removal of PBHG Fund Distributors as distributor of the PBHG Funds' shares, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against the Adviser, as well as numerous unrelated mutual fund complexes and financial institutions (the "WVAG Litigation"). The Fund was not named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia, alleges that the Adviser permitted short-term trading in excess of PBHG Funds' disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time PBHG Funds. The WVAG alleges the foregoing violated the West Virginia Consumer Credit and Protection Act (W. Va. Code ss. 46A-1-101, et seq.) and is seeking injunctions; civil monetary penalties; a writ of quo warranto against the defendants for their alleged improper actions; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies ("Future State Litigation"). A separate class action complaint involving Liberty Ridge Capital has been filed by a former Liberty Ridge Capital employee seeking damages on behalf of himself and other current and former Liberty Ridge Capital employees for actions taken by Liberty Ridge Capital and its former principals that led to the value of such employees' phantom equity units being deemed worthless (the "Employee Litigation" and, together with the Civil Litigation, the WVAG Litigation and the Future State Litigation, the "Litigation").

At this stage of the Litigation, the Adviser believes that it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against the Adviser, PBHG Funds or any named defendant. While it is currently too early to predict the result of the Litigation, the Adviser does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment adviser to the Fund. However, the Adviser is currently unable to gauge the level of shareholder redemptions that may result from the news of these pending lawsuits. Redemptions may require the Funds to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the funds. In addition, if the Adviser is unsuccessful in its defense of the WVAG Litigation, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of the Adviser or any company that is an affiliated person of the Adviser from serving as an investment adviser to any registered investment company, including the Fund. The Fund has been informed by the Adviser, if these results occur, the Adviser will seek exemptive relief from the SEC to permit the Adviser to continue to serve as your fund's investment adviser. There is no assurance that such exemptive relief will be granted.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE LARGE CAP GROWTH CONCENTRATED PORTFOLIO


PBHG DISCLOSURE NOTES (UNAUDITED)

AVERAGE

The LIPPER LARGE-CAP GROWTH FUNDS AVERAGE represents 703 mutual funds classified by Lipper, Inc. in the Large-Cap Growth category.

The Lipper performance figures are based on the changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested.

The Lipper returns for certain periods reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance may have been lower.

INDICES

The RUSSELL 1000(R) GROWTH INDEX is an unmanaged index that measures the performance of those securities in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Russell 1000(R) Growth Index and the S&P 500 Index (the "Indices") and the Lipper Large-Cap Growth Funds Average (the "Average") are presented for illustrative purposes only, and are not intended to imply the past or future performance of the Portfolio. The performance of the Indices and Average assumes reinvestment of capital gains and income dividends but assumes no transaction costs, taxes, management fees or other expenses. A direct investment in the Indices and/or Average is not possible.

[ART OMITTED]

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)
As of July 26, 2005

The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee serves as a Trustee and each officer serves as an officer in a similar capacity for PBHG Funds, a registered investment company advised by the Adviser. Unless otherwise noted, all Trustees and officers can be contacted c/o Liberty Ridge Capital, Inc., 1400 Liberty Ridge Drive, Wayne, PA 19087. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and officers. The SAI may be obtained without charge by calling 1-800-433-0051.

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------

                                                  TERM OF
                                POSITION         OFFICE AND
                                HELD WITH        LENGTH OF                         PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE          THE FUND        TIME SERVED                          DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Leigh A. Wilson               Chairman of         Trustee                       Chief Executive Officer, New Century Living, Inc.
 (60)                          the Board          since 2005                    (older adult housing) since 1992. Director, Chimney
                                                                                Rock Winery LLC, 2000 to 2004, and Chimney
                                                                                Rock Winery Corp (winery), 1985 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
John R. Bartholdson            Trustee             Trustee                      Chief Financial Officer, The Triumph Group, Inc.
(60)                                             since 1997                     (manufacturing) since 1992.
------------------------------------------------------------------------------------------------------------------------------------
Jettie M. Edwards              Trustee             Trustee                      Consultant, Syrus Associates (business and marketing
 (59)                                            since 1997                     consulting firm), 1986 to 2002.
------------------------------------------------------------------------------------------------------------------------------------
Albert A. Miller               Trustee            Trustee                       Senior Vice President, Cherry & Webb, CWT
 (71)                                            since 1997                     Specialty Stores, 1995 to 2000. Advisor and
                                                                                Secretary, the Underwoman Shoppes Inc. (retail
                                                                                clothing stores) 1980 to 2002. Retired.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                 NUMBER OF                         OTHER
                               PORTFOLIOS IN                   DIRECTORSHIPS
                             COMPLEX OVERSEEN                       HELD
NAME, ADDRESS, AND AGE           BY TRUSTEE                     BY TRUSTEE
------------------------------------------------------------------------------------------------
Leigh A. Wilson                     26                    Trustee, The Victory
 (60)                                                     Portfolios since 1992,
                                                          The Victory Institutional
                                                          Funds since 2003 and
                                                          The Victory Variable Insurance
                                                          Funds since 1998 (investment
                                                          companies - 22 total portfolios).
                                                          Trustee, PBHG Funds, since 2005.
------------------------------------------------------------------------------------------------
John R. Bartholdson                 26                    Director, The Triumph
(60)                                                      Group, Inc. since 1992.
                                                          Trustee, PBHG Funds
                                                          since 1995.Trustee, Old
                                                          Mutual Advisor Funds,
                                                          since 2004.
------------------------------------------------------------------------------------------------
Jettie M. Edwards                   26                    Trustee, EQ Advisors (investment
 (59)                                                     company-37 portfolios) since 1997.
                                                          Trustee, PBHG Funds, since 1995.
------------------------------------------------------------------------------------------------
Albert A. Miller                    26                    Trustee, PBHG Funds,
 (71)                                                     since 1995.
------------------------------------------------------------------------------------------------

* Trustee of the Trust until such time as his or her successor is duly elected and appointed.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------------------------------------------------

                                                TERM OF
                              POSITION         OFFICE AND
                              HELD WITH        LENGTH OF                           PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE        THE FUND        TIME SERVED                            DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------

David J. Bullock**            President         President                       Director, President and Chief Executive Officer
 (49)                                             since                         since 2004, Old Mutual Capital, Inc. Trustee
                                                  2003                          and President since 2004, Old Mutual Advisor Funds.
                                                                                Chief Executive Officer, President and Director
                                                                                since 2003 and Chief Operating Officer in 2003,
                                                                                Liberty Ridge Capital. Chief Executive Officer and
                                                                                Trustee since 2003, Old Mutual Investment Partners.
                                                                                Trustee since 2003, Old Mutual Fund Services.
                                                                                Director since 2003, Old Mutual Shareholder
                                                                                Services, Inc. President since 2003, PBHG Funds.
                                                                                President and Chief Executive Officer from 1998 to
                                                                                2003, Transamerica Capital, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Lee T. Cummings**               Vice              Vice                          Vice President since 2001, Director of Sales
 (41)                        President          President                       and Marketing since 2004 and  Director of
                                               since 2005                       Mutual Fund Operations from 1996 to 2001,
                                                                                Liberty Ridge Capital, Inc. Vice President since
                                                                                2003 and President from 1999 to 2003, Old Mutual
                                                                                Investment Partners. Vice President from 2004 to
                                                                                2005, President from 1998 to 2004, Old Mutual Fund
                                                                                Services. Vice President from 2004 to 2005 and
                                                                                President from 2001 to 2004, Old Mutual Shareholder
                                                                                Services, Inc. Treasurer, Chief Financial Officer
                                                                                and Controller from 1997 to 2005 and Vice President
                                                                                since 2005, PBHG Funds. Treasurer, Chief Financial
                                                                                Officer and Controller from 1997 to 2005, PBHG
                                                                                Insurance Series Fund. Treasurer, Chief Financial
                                                                                Officer and Controller from 2004 to 2005, Old
                                                                                Mutual Advisor Funds.
------------------------------------------------------------------------------------------------------------------------------------

PBHG Insurance Series Fund
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)
As of July 26, 2005

------------------------------------------------------------------------------------------------------------------------------------
OFFICERS (CONCLUDED)
------------------------------------------------------------------------------------------------------------------------------------
                                                      TERM OF
                                POSITION             OFFICE AND
                                HELD WITH             LENGTH OF                               PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE          THE FUND             TIME SERVED                                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Veilleux             Senior Vice      Senior Vice President           Senior Vice President since 2005, PBHG Funds.
(61)                            President       since 2005. Employed for        President since May 2002, EJV Financial
                                                 an initial term of three       Services, LLC. Director, Deutsche Bank (and
                                                years and thereafter for        predecessor companies) and Executive Vice President
                                                   successive one year          and Chief Administrative Officer, Investment
                                                 terms unless terminated        Company Capital Corp (registered investment
                                                 prior to the end of the        advisor and registered transfer agent)
                                                   then current term.           from 1987 to 2002.
------------------------------------------------------------------------------------------------------------------------------------
John M. Zerr**               Vice President         Vice President              Chief Operating Officer since 2004, Senior
(43)                          and Secretary          and Secretary              Vice President since 2001, and General Counsel
                                                       since 1997               and Secretary since 1996, Liberty Ridge Capital,
                                                                                Inc. Executive Vice President, Secretary and
                                                                                General Counsel since 2004, Old Mutual Capital,
                                                                                Inc. Chief Operating Officer from 2004 to 2005 and
                                                                                General Counsel and Secretary from 1998 to 2005,
                                                                                Old Mutual Investment Partners. General Counsel
                                                                                and Secretary from 1998 to 2005, Old Mutual Fund
                                                                                Services. General Counsel and Secretary from 2001
                                                                                to 2005, Old Mutual Shareholder Services, Inc. Vice
                                                                                President and Secretary since 2004, Old Mutual
                                                                                Advisor Funds. Vice President and Secretary since
                                                                                1997, PBHG Funds. General Counsel and Secretary
                                                                                from 1996 to 2002, Pilgrim Baxter Value Investors,
                                                                                Inc.
------------------------------------------------------------------------------------------------------------------------------------
Brian C. Dillon**                 Vice             Vice President               Vice President and Chief Compliance Officer since
(42)                            President           since 2001 and              2001, Liberty Ridge Capital, Inc. Vice President
                                and Chief          Chief Compliance             and Chief Compliance Officer since 2004, Old Mutual
                               Compliance         Officer since 2004            Capital, Inc. Vice President, Chief Compliance
                                 Officer                                        Officer and Registered Principal since  2001, Old
                                                                                Mutual Investment Partners. Chief Compliance Officer
                                                                                since 2001, Old Mutual Fund Services. Chief
                                                                                Compliance Officer since 2001, Old Mutual
                                                                                Shareholder Services, Inc. Vice President and Chief
                                                                                Compliance Officer since 2004, Old Mutual Advisor
                                                                                Funds. Vice President since 2001 and Chief
                                                                                Compliance Officer since 2004, PBHG Funds. Chief
                                                                                Compliance Officer from 2001 to 2002, Pilgrim
                                                                                Baxter Value Investors, Inc. Chief Compliance
                                                                                Officer from 2001 to 2003, Pilgrim Baxter Private
                                                                                Equity Advisors. Vice President and Deputy
                                                                                Compliance Director from 1995 to 2001, Delaware
                                                                                Investments.
------------------------------------------------------------------------------------------------------------------------------------
Robert E. Putney, III**           Vice             Vice President and           Senior Vice President, Deputy General Counsel and
(45)                            President         Assistant Secretary           Assistant Secretary from 2004 to 2005, Old
                              and Assistant          since 2002                 Mutual Capital, Inc. Deputy General Counsel since
                               Secretary                                        2004, Vice President and Assistant Secretary since
                                                                                2001 and Senior Legal Counsel from 2001  to 2004,
                                                                                Liberty Ridge Capital, Inc. Senior Vice President
                                                                                and Deputy General Counsel from 2004 to 2005,
                                                                                Assistant Secretary from 2001 to 2005 and Senior
                                                                                Legal Counsel and Vice President from 2001 to 2004,
                                                                                Old Mutual Investment Partners. Senior Vice
                                                                                President and Deputy General Counsel from 2004 to
                                                                                2005, Assistant Secretary from 2001 to 2005 and
                                                                                Senior Legal Counsel and Vice President from 2001
                                                                                to 2004, Old Mutual Fund Services. Senior Vice
                                                                                President and Deputy General Counsel from 2004 to
                                                                                2005, Assistant Secretary from 2001 to 2005 and
                                                                                Senior Legal Counsel and Vice President from 2001
                                                                                to 2004, Old Mutual Shareholder Services, Inc.
                                                                                Vice President and Assistant Secretary since 2004,
                                                                                Old Mutual Advisor Funds. Vice President and
                                                                                Assistant Secretary since 2001, PBHG Funds. Senior
                                                                                Counsel and Assistant Secretary from 2001 to 2002,
                                                                                Pilgrim Baxter Value Investors, Inc. Director and
                                                                                Senior Counsel from 1997 to 2001, Merrill Lynch
                                                                                Investment Managers, L.P. and Princeton
                                                                                Administrators, L.P. and holding various other
                                                                                positions with these companies from 1991 to 1997.
                                                                                Secretary of various Merrill Lynch and Mercury
                                                                                open-end funds, as well as Somerset Exchange Fund
                                                                                and The Europe Fund, Inc. until December 2001.
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Black**               Treasurer,              Treasurer,                Treasurer, Chief Financial Officer and Controller,
(45)                            Chief               Chief Financial             PBHG Funds since July 2005. Treasurer, Chief
                              Financial               Officer and               Financial Officer and Controller, Old Mutual
                              and Officer             Controller                Advisor Funds since 2004. Chief Financial Officer,
                              Controller            since July 2005             Chief Administrative Officer, Executive Vice
                                                                                President and Treasurer of Old Mutual Capital,
                                                                                Inc. since July 2004. Chief Financial Officer,
                                                                                Chief Administrative Officer of Old Mutual
                                                                                Investment Partners since 2004. President,
                                                                                Treasurer and Chief Financial Officer of Old
                                                                                Mutual Fund Services since 2004. President,
                                                                                Treasurer and Chief Financial Officer of Old
                                                                                Mutual Shareholder Services since 2004. Senior
                                                                                Vice President and Chief Financial Officer of
                                                                                Transamerica Capital, Inc. from 2000 through 2004.
                                                                                Chief Financial Officer of Coldwell Banker Moore &
                                                                                Company (Denver Metro) (formerly Moore and Company
                                                                                Realtor) from 1997 through March 2000.
------------------------------------------------------------------------------------------------------------------------------------
William P. Schanne**          Assistant           Assistant Treasurer           Assistant Treasurer since 2004, Old Mutual Advisor
(32)                          Treasurer               since 2001                Funds. Assistant Treasurer since 2001, PBHG Funds.
                                                                                Fund Administration Associate since 2001, Liberty
                                                                                Ridge Capital, Inc. Fund Administration Associate
                                                                                since 2001, Old Mutual Fund Services. Fund
                                                                                Accounting Supervisor from 1999 to 2001 and Fund
                                                                                Accountant from 1998 to 1999, PFPC Inc.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth R. Naes**             Assistant           Assistant Treasurer           Assistant Treasurer, PBHG Funds, since July 2005.
(39)                          Treasurer           since July 2005               Vice President, Old Mutual Fund Services since
                                                                                July 2005. Director of Fund Services, Old Mutual
                                                                                Fund Services, since 2004. Member of the
                                                                                Investment Committee, Old Mutual Capital, Inc.,
                                                                                since 2004. Senior Vice President, Product
                                                                                Development at Transamerica Capital, Inc., from
                                                                                June 2000 to May 2004. Prior to June 2000, various
                                                                                positions at Transamerica Capital, Inc./AEGON USA.
------------------------------------------------------------------------------------------------------------------------------------

** Officer of the Trust until such time as his or her successor is duly elected and qualified.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY CONTRACT  (UNAUDITED)


In approving the continuance of the Advisory Agreement with respect to each Portfolio, the Board of Trustees considered factors generally applicable to the Adviser as well as factors particular to each Portfolio. Below is a summary of the factors considered by the Board of Trustees and the conclusions thereto that formed the basis for the Board of Trustees approving the continuance of the Advisory Agreement:

The Trustees considered the following factors generally applicable to the
Adviser:

     o Governance matters -- The Trustees weighed favorably that the Adviser had made significant progress in implementing the governance and compliance-related initiatives proposed by the Board of Trustees following the discovery of frequent trading in certain PBHG Funds portfolios.

     o Compliance matters -- The Trustees considered the compliance breakdown that allowed the former principals of the Adviser to encourage frequent trading in certain PBHG Funds portfolios and to allow exchanges beyond the limits provided for in PBHG Funds' prospectuses. The Trustees also considered the steps taken by the Adviser to ensure that such compliance violations or similar violations do not recur, including hiring a qualified compliance consultant to provide independent analysis of the compliance program at the Adviser, hiring additional compliance staff, and revising the Adviser's policies and procedures with respect to personal trading.

        The Trustees were satisfied that the resignation of the former principals of the Adviser and the implementation of enhanced compliance programs now in place were reasonably sufficient to prevent a recurrence of such compliance problems. The Trustees also favorably weighed the fact that, other than the former principals operating outside of the compliance program, the Adviser had a very good track record of detecting and preventing compliance problems, noting that there had been few compliance violations during the past year. The Trustees also favorably weighed the fact that in prior years when a compliance violation occurred, the Adviser, or one or more of its affiliates, generally made whole any affected fund shareholders, in accordance with the Trust's policies regarding reimbursement.

     o Nature and extent of services -- The Trustees were satisfied that the Adviser was providing the level of services required by the Advisory Agreement and necessary for the Trust to comply with the regulatory requirements applicable to the Portfolios. The Trustees also considered the Adviser's organizational efforts to correct weakness in the investment operations and its plan to strengthen the investment research staff and supporting elements, such as the Adviser's proprietary research system. In addition, the Trustees also favorably considered that the Adviser continued to improve the extent and quality of the materials provided to the Board and was very responsive to the Trustees' requests for additional or follow-up information.

     o Performance -- While concerned about the long-term underperformance of certain Portfolios, the Trustees were satisfied that the Adviser, with the assistance of a third-party consultant, had identified the causes of the underperformance and had taken steps to improve performance, including replacing underperforming portfolio managers where necessary and appropriate. The Trustees favorably weighed the Adviser's realignment of portfolio manager responsibilities to create direct manager and analyst accountability. The Trustees also considered the retooling efforts by the Adviser on its proprietary research system to assist portfolio managers with stock selection.

     o Costs and profitability of Adviser and its affiliates -- The Trustees considered the investment advisory fees charged by the Adviser to its non-investment company clients. The Trustees also considered the considerable reduction in the Adviser's operating profits over the last year and viewed favorably that the Adviser had committed to renew the Expense Limitation Agreement with the Trust, on behalf of each Portfolio, and keep in place the current fee waivers and expense reimbursements despite the fee reductions. The Trustees also noted that the Adviser had substantially curtailed the use of Portfolio brokerage commissions to pay for brokerage and research services that were permissible under Section 28(e), with the resultant increase in the Adviser's expenses. The Trustees also concluded that, despite the reduction in operating profits, the Adviser remained a financially viable organization, noting in particular Old Mutual's commitment to the Adviser. The Trustees also reviewed the information provided by the Adviser about the level of investment advisory fees charged to other clients and concluded that the extent of the services provided to the Portfolios was much more extensive than the services provided to these other clients.

     o Retention of key personnel -- The Trustees viewed favorably the initiatives undertaken by the Adviser and its parent to retain key executives, portfolio managers and other employees and to attract new, qualified employees.

     o Economies of scale -- The Trustees considered the advisory fee breakpoints proposed by the Adviser and the potential savings to shareholders as Portfolio asset levels increased. The Trustees noted that the proposed breakpoints instituted a framework to pass along economies of scale to shareholders once Portfolio assets reached meaningful levels.

     o Benefits derived by the Adviser from its relationship with the Portfolios -- The Trustees considered the fall-out benefits to the Adviser, including the Adviser's increased

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY CONTRACT  (UNAUDITED) (CONTINUED)


    visibility in the investment community. The Trustees also considered the Adviser's ability to obtain research and brokerage services through soft-dollars generated by Portfolio brokerage transactions and the benefits to the Adviser therefrom, which may benefit the Adviser's clients other than the Portfolios. The Trustees also weighed the benefits to affiliates of the Adviser, namely the profitable relationship between the Trust and Old Mutual Fund Services, as well as the Trust's relationship with OMIP, which, although not profitable, created further visibility for the Adviser and its parent, Old Mutual.

With respect to each Portfolio, the Trustees considered the following matters:

     o LIBERTY RIDGE GROWTH II PORTFOLIO -- The Trustees considered the short, medium and long-term performance of the Portfolio, which were significantly below the median of its peer group, and advisory fees higher than the Portfolio's peers the two main areas of concern with respect to the Growth II Portfolio. With respect to performance, the Trustees favorably weighed the Adviser's decision to replace the Portfolio's current portfolio manager with a portfolio manager who had a better performance track record managing another small-cap growth product, and also the decision to strengthen the investment research staff.

        With respect to advisory fees, the Trustees noted that the investment advisory fee was higher than the median for comparable portfolios, although the Portfolio's overall expense ratio was comparable to the Portfolio's peer group average. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the substantial decrease in the total assets of the Portfolio, primarily from net redemptions, had reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Portfolio during the prior calendar year.

        The Board concluded that in view of the corrective measures that the Adviser had undertaken to address the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE LARGE CAP GROWTH PORTFOLIO -- With respect to performance, the Trustees favorably weighed the Portfolio's good long-term performance and short and medium-term performance that was close to the median of its peer group. The Trustees also favorably weighed the Adviser's decision to replace the Portfolio's current portfolio manager team with a single portfolio manager and to strengthen the investment research staff. The Trustees considered the Portfolio's advisory fees, which were higher than its peers, the main area of concern with respect to the Portfolio.

        With respect to advisory fees, the Trustees noted that both the investment advisory fee and the Portfolio's overall expense ratio were higher than the median for comparable portfolios. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the decrease in the total assets of the Portfolio, primarily from net redemptions, had contributed to an increase in the Portfolio's overall expense ratios and had reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Portfolio during the prior calendar year.

        The Board concluded that in view of the measures that the Adviser had undertaken to improve the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE MID-CAP PORTFOLIO -- The Trustees favorably considered the Portfolio's short-term performance, which was above the median of its peer group, and its medium to long-term performance, which were significantly above the median of its peer group. The Trustees considered the Portfolio's advisory fee and expense ratio, which were higher than its peers, the principal area of concern with respect to the Mid-Cap Portfolio.

        With respect to the advisory fees, the Trustees noted that both the investment advisory fee and the Portfolio's overall expense ratio were higher than the median for comparable portfolios. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Mid-Cap Portfolio during the prior calendar year.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY CONTRACT  (UNAUDITED) (CONTINUED)


        The Board concluded that in view of the good short and long-term performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE LARGE CAP GROWTH CONCENTRATED PORTFOLIO -- With respect to performance, the Trustees favorably weighed the above average long-term performance and the Adviser's decision to address short-term and medium-term performance, which was below the median for its peer group, by replacing the portfolio management team with a single portfolio manager and by strengthening the investment research staff. The Trustees considered the Portfolio's advisory fees, which were higher than its peers, the main area of concern with respect to the Portfolio.

        With respect to the advisory fees, the Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the substantial decrease in the total assets of the Portfolio, primarily from net redemptions, had resulted in an increase in the Portfolio's overall expense ratios and had significantly reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Portfolio during the prior calendar year.

        The Board concluded that in view of the corrective measures that the Adviser had undertaken to improve the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE SELECT VALUE PORTFOLIO -- The Trustees considered the Portfolio's short and medium-term performance, which was significantly below the median of its peer group, and advisory fees higher than the Portfolio's peers, the two main areas of concern with respect to the Select Value Portfolio. With respect to performance, the Trustees favorably weighed the Portfolio's higher than average long-term performance and the Adviser's decision to address the short-term performance by replacing the Select Value Portfolio's portfolio manager.

        With respect to advisory fees, the Trustees noted that the investment advisory fee was higher than the median for comparable portfolios, although the Portfolio's overall expense ratio was lower than the average expense ratio for the Portfolio's peer group. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser applicable to the Select Value Portfolio. These reductions and fee breakpoints, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the substantial decrease in the total assets of the Portfolio, primarily from net redemptions, had resulted in an increase in the Portfolio's overall expense ratios and had reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Portfolio during the prior calendar year.

        The Board concluded that in view of the corrective measures that the Adviser had undertaken to address the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE SMALL CAP GROWTH PORTFOLIO -- The Trustees considered the Portfolio's short-term performance, which was below the median of its peer group, and advisory fees (gross of waivers) higher than its peers, the two main areas of concern with respect to this Portfolio. With respect to performance, the Trustees noted that the Portfolio had only been in existence for approximately 3 years and had limited cash flow and assets, which impacted performance. The Trustees favorably weighed the Adviser's decision to replace the current portfolio manager with a new portfolio manager and to strengthen the investment research staff.

        With respect to advisory fees, the Trustees noted that both the investment advisory fee (gross of waivers) and the Portfolio's overall expense ratio were higher than the median for comparable portfolios. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the decrease in the total assets of the Portfolio, primarily from net redemptions, had resulted in an increase in the Portfolio's overall expense ratios and had reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY CONTRACT  (UNAUDITED) (CONCLUDED)


        Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Portfolio during the prior calendar year.

        The Board concluded that in view of the corrective measures that the Adviser had undertaken to address the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE SMALL CAP PORTFOLIO -- The Trustees considered the Portfolio's short-term performance, which was below the median of its peer group, and investment advisory fees and expense ratios higher than the Portfolio's peers, the two main areas of concern with respect to the Small Cap Portfolio. With respect to performance, the Trustees favorably weighed the stronger medium-term and long-term performance of the Portfolio and the Adviser's decision to strengthen the investment research staff.

        With respect to advisory fees, The Trustees noted that both the investment advisory fee and the Portfolio's overall expense ratio were higher than the median for comparable portfolios. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the decrease in the total assets of the Portfolio, primarily from net redemptions, had significantly reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Small Cap Portfolio during the prior calendar year.

        The Board concluded that in view of the corrective measures that the Adviser had undertaken to address the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE TECHNOLOGY & COMMUNICATIONS PORTFOLIO -- The Trustees considered the Portfolio's short-term, medium-term and long-term underperformance versus the Portfolio's peer group, and advisory fees (gross of waivers) higher than the Portfolio's peers, the two main areas of concern with respect to the Technology & Communications Portfolio. With respect to performance, the Trustees favorably weighed the Adviser's decision to replace the Technology & Communications Portfolio's current portfolio manager team with a single portfolio manager and to strengthen the investment research staff.

        With respect to advisory fees, the Trustees noted that the investment advisory fee was higher than the median for comparable portfolios, although the Portfolio's overall expense ratio was lower than the average total expense ratio for the Portfolio's peer group. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the decrease in the total assets of the Portfolio, primarily from net redemptions, had significantly reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Technology & Communications Portfolio during the prior calendar year.

        The Board concluded that in view of the corrective measures that the Adviser had undertaken to address the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

        In addition, after reviewing Liberty Ridge Capital's contract renewal presentation, the Board concluded that it would monitor the corrective actions that Liberty Ridge Capital proposed to make with respect to performance in the context of the reasonableness of the advisory fee.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE LARGE CAP GROWTH PORTFOLIO


Dear Shareholder:

For the six month period ended June 30, 2005, the Liberty Ridge Large Cap Growth Portfolio underperformed both the benchmark Russell 1000(R) Growth Index and the S&P 500 Index. Despite strong second quarter performance, adverse market conditions at the beginning of the year had a significant impact on overall returns for the period.

PERFORMANCE DISCUSSION

Record oil prices dragged on stocks during the period and also fueled inflationary pressures, pinched consumer wallets, and dampened investor sentiment. While generally bad for stocks, skyrocketing oil prices provided a boost to some areas, such as oil-related industries, basic materials, and utilities. Unfortunately, these are not sectors in which we are typically represented, as they generally lack the growth characteristics we seek. Our lack of exposure to these areas was detrimental to performance. Stocks also wrestled with speculation that the Federal Reserve would continue its campaign to raise the federal funds rate, as periods of rising interest rates can be difficult for longer-duration assets, such as aggressive growth stocks.

Our overweight position in the technology sector had a negative impact on performance, particularly during the first quarter when technology was among the worst performers. The outlook for the technology sector recovered during the second quarter, helped by a broad rally that began in mid-April. Technology-related holdings drove performance during the latter half of the period led by top performers Google and Autodesk. However, this improved performance was not enough to overcome the steep losses sustained during the first three months of the period.

Health care was another disappointing area for the Portfolio due in part to our position in Boston Scientific. Despite its status as a longtime holding, Boston Scientific was eliminated during the second quarter as we gained greater insight regarding the company's steadily slowing revenues. Boston Scientific has been facing increased competitive pressure from Johnson & Johnson, Guidant, and new entrants to the drug-eluding stent market, such as Abbott Labs and Medtronic.

LOOKING FORWARD

Although the economic data has been mixed, many of the indicators have been pointing toward fairly healthy growth that, in our view, is moving along at a sustainable, measured pace. Generally, these conditions, which suggest a maturing economic recovery, are favorable for larger companies. With their multiple business lines and multinational operations, many larger companies may be better positioned to withstand the higher interest rates and slower growth that tend to accompany the later phases of an economic recovery.

Rising interest rates and skyrocketing oil prices, however, have the potential to derail the ongoing economic expansion. The Federal Reserve has continued to raise interest rates, citing concerns over the housing bubble and inflation. The flattening yield curve has helped to fuel speculation in the housing market, which is closely tied to long-term interest rates. With regard to inflation, it appears the Fed believes inflation risks still outweigh the chance that economic growth may stall. However, if recent data is to be believed, core inflation remains relatively benign. Many experts believe the reprieve in inflation is a signal that the Fed should stop or at least pause its campaign on interest rates. Rising interest rates create difficulties for longer duration assets, such as growth stocks. If we are in fact nearing the end of the Fed's tightening cycle the market may be anticipating a comeback for growth stocks, one that many consider long overdue.


Sincerely,

S/Signature

Michael S. Sutton, CFA
Portfolio Manager

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE LARGE CAP GROWTH PORTFOLIO


DISCLOSURE OF PORTFOLIO EXPENSES (UNAUDITED)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a mutual fund's gross income, directly reduce the investment return of the mutual fund. A mutual fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in this Portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates this Portfolio's costs in two ways.

o ACTUAL PORTFOLIO RETURN. This section helps you to estimate the actual expenses, after any fee waivers, that you paid over the six month period ended June 30, 2005. The "Ending Account Value" shown is derived from the Portfolio's actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

   To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Portfolio under the heading "Expenses Paid During Six Month Period."

o HYPOTHETICAL 5% RETURN. This section is intended to help you compare your Portfolio's costs with those of other mutual funds. It assumes that the Portfolio had an annual return of 5% before expenses during the year and that the expense ratio ("Annualized Expense Ratios for the Six Month Period") for the period is unchanged. In this case, because the return used is not the Portfolio's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Portfolio's costs by comparing this hypothetical result for your Portfolio in the "Expenses Paid During Six Month Period" with the hypothetical examples that appear in the same charts in shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as sales charges (loads) and redemption fees, which are described in the Prospectus. If those transactional costs were applied to your account, your costs would be higher.

                                                                                     ANNUALIZED
                                                                                       EXPENSE
                                                                                       RATIOS            EXPENSES
                                            BEGINNING             ENDING               FOR THE          PAID DURING
                                          ACCOUNT VALUE        ACCOUNT VALUE          SIX MONTH          SIX MONTH
                                            12/31/04              06/30/05              PERIOD            PERIOD*
                                       ------------------   ------------------   ------------------ ------------------
Actual Portfolio Return                    $1,000.00            $   956.70             1.10%               $5.34
Hypothetical 5% Return                      1,000.00              1,019.34             1.10%                5.51

* EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE
  PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE LARGE CAP GROWTH PORTFOLIO                             (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
                                   AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2005
------------------------------------------------------------------------------------------------------------------------------------
                                                                             Annualized           Annualized           Annualized
                                                          One Year           Three Year            Five Year          Inception to
                                     Six Months            Return              Return               Return                Date
------------------------------------------------------------------------------------------------------------------------------------
Liberty Ridge Large Cap Growth
Portfolio                              (4.33)%              (0.47)%              4.99%             (10.35)%               7.03%
------------------------------------------------------------------------------------------------------------------------------------


          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
      LIBERTY RIDGE LARGE CAP GROWTH PORTFOLIO VERSUS THE RUSSELL 1000(R) GROWTH INDEX, THE S&P 500 INDEX AND THE LIPPER LARGE-CAP GROWTH FUNDS AVERAGE

[Line chart omitted -- plot points are as follows:]

                           Liberty Ridge
                         Large Cap Growth           Russell 1000(R)                                          Lipper Large-Cap
                             Portfolio               Growth Index               S&P 500 Index              Growth Funds Average
-----------------------------------------------------------------------------------------------------------------------------------
4/30/95                       10000                      10000                     10000                        10000
5/31/97                       10500                      10722                     10609                        10721
6/30/97                       10780                      11151                     11084                        11162
7/31/97                       11790                      12137                     11966                        12207
8/31/97                       11430                      11427                     11296                        11689
9/30/97                       11960                      11989                     11914                        12334
10/31/97                      11520                      11546                     11516                        11895
11/30/97                      11420                      12036                     12050                        12128
12/31/97                      11820                      12171                     12256                        12295
1/31/98                       11730                      12535                     12392                        12464
2/28/98                       12960                      13478                     13286                        13468
3/31/98                       13510                      14015                     13966                        14113
4/30/98                       13600                      14209                     14107                        14336
5/31/98                       13140                      13806                     13864                        13965
6/30/98                       14110                      14651                     14427                        14775
7/31/98                       14020                      14554                     14274                        14639
8/31/98                       11690                      12370                     12210                        12247
9/30/98                       12530                      13320                     12992                        13087
10/31/98                      12750                      14391                     14049                        13937
11/30/98                      13540                      15485                     14901                        14884
12/31/98                      15440                      16882                     15759                        16407
1/31/99                       16070                      17873                     16418                        17403
2/28/99                       15190                      17057                     15908                        16729
3/31/99                       16160                      17955                     16544                        17675
4/30/99                       16120                      17978                     17185                        17858
5/31/99                       15460                      17426                     16779                        17332
6/30/99                       16540                      18646                     17710                        18554
7/31/99                       16010                      18053                     17157                        18036
8/31/99                       16140                      18348                     17073                        18020
9/30/99                       16420                      17963                     16605                        17856
10/31/99                      17930                      19320                     17655                        19093
11/30/99                      20120                      20362                     18014                        20174
12/31/99                      25510                      22480                     19075                        22593
1/31/00                       26030                      21426                     18117                        21739
2/29/00                       32400                      22473                     17774                        23173
3/31/00                       31320                      24082                     19513                        24455
4/30/00                       27910                      22936                     18926                        23137
5/31/00                       25420                      21781                     18537                        21922
6/30/00                       30080                      23432                     18994                        23404
7/31/00                       30040                      22455                     18697                        22926
8/31/00                       33960                      24488                     19859                        24841
9/30/00                       32364                      22171                     18810                        23291
10/31/00                      29128                      21122                     18731                        22271
11/30/00                      24376                      18009                     17254                        19607
12/31/00                      25133                      17439                     17338                        19689
1/31/01                       25205                      18644                     17954                        20152
2/28/01                       22327                      15479                     16317                        17409
3/31/01                       19685                      13794                     15283                        15785
4/30/01                       21313                      15539                     16471                        17343
5/31/01                       21252                      15310                     16581                        17215
6/30/01                       20832                      14955                     16177                        16697
7/31/01                       20074                      14582                     16018                        16182
8/31/01                       18394                      13389                     15015                        14910
9/30/01                       16325                      12053                     13803                        13488
10/31/01                      17042                      12685                     14066                        14007
11/30/01                      18230                      13903                     15145                        15261
12/31/01                      18026                      13877                     15278                        15319
1/31/02                       17278                      13632                     15055                        15000
2/28/02                       16428                      13066                     14764                        14369
3/31/02                       17073                      13518                     15320                        14964
4/30/02                       16489                      12415                     14391                        13998
5/31/02                       16018                      12115                     14285                        13714
6/30/02                       15056                      10994                     13267                        12632
7/31/02                       13560                      10390                     12233                        11677
8/31/02                       13560                      10421                     12313                        11716
9/30/02                       12874                       9340                     10975                        10666
10/31/02                      13478                      10196                     11941                        11503
11/30/02                      13529                      10750                     12644                        11985
12/31/02                      12741                      10008                     11901                        11161
1/31/03                       12608                       9765                     11589                        10930
2/28/03                       12577                       9720                     11415                        10832
3/31/03                       13028                       9901                     11526                        11034
4/30/03                       13673                      10633                     12476                        11818
5/31/03                       14431                      11164                     13133                        12401
6/30/03                       14615                      11317                     13301                        12513
7/31/03                       15117                      11599                     13536                        12852
8/31/03                       15496                      11887                     13799                        13142
9/30/03                       15137                      11760                     13653                        12894
10/31/03                      16223                      12421                     14425                        13669
11/30/03                      16459                      12551                     14552                        13777
12/31/03                      16715                      12985                     15315                        14169
1/31/04                       17298                      13250                     15596                        14422
2/29/04                       17268                      13334                     15813                        14498
3/31/04                       17145                      13087                     15574                        14324
4/30/04                       16612                      12935                     15330                        14020
5/31/04                       17176                      13176                     15540                        14290
6/30/04                       17503                      13340                     15842                        14492
7/31/04                       16254                      12586                     15318                        13652
8/31/04                       15988                      12524                     15380                        13550
9/30/04                       16541                      12643                     15546                        13833
10/31/04                      16725                      12840                     15784                        14036
11/30/04                      17575                      13282                     16423                        14626
12/31/04                      18210                      13803                     16982                        15177
1/31/05                       17319                      13343                     16568                        14669
2/28/05                       17135                      13485                     16916                        14749
3/31/05                       16684                      13239                     16617                        14496
4/30/05                       16407                      12987                     16302                        14168
5/31/05                       17585                      13615                     16820                        14903
6/30/05                       17421                      13565                     16844                        14914

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE LIBERTY RIDGE LARGE CAP GROWTH PORTFOLIO WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The Liberty Ridge Large Cap Growth Portfolio's total return is based on net change in NAV, assuming reinvestment of distributions. The performance figures quoted may be lower at this time due to recent market volatility. The performance results are subject to change since June 30, 2005. The Portfolio's investment in technology companies involves the risk of volatility. In addition, the products of technology companies may be subject to severe competition and rapid obsolescence. The returns for certain periods may reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance would have been lower. Investors considering the Liberty Ridge Large Cap Growth Portfolio should have a long-term investment horizon. PBHG Insurance Series Fund is only available through certain variable annuity and variable life contracts offered by the separate accounts of participating insurance companies. The performance shown above does not reflect the fees and charges associated with the variable annuity provider. Early withdrawals may result in tax penalties as well as any sales charges assessed by the variable annuity provider. This information should be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending money. The Liberty Ridge Large Cap Growth Portfolio commenced operations on April 30, 1997. The Liberty Ridge Large Cap Growth Portfolio changed its benchmark effective May 1, 2004, from the S&P 500 Index to the Russell 1000(R) Growth Index to better reflect the market in which the Portfolio invests. For more information on the Russell 1000(R) Growth Index, S&P 500 Index, and the Lipper Large-Cap Growth Funds Average please see the PBHG Disclosure Notes on page 53.


SECTOR WEIGHTINGS AT JUNE 30, 2005

[Pie chart omitted -- plot points are as follows:]

Consumer Cyclical                  18%
Consumer Non-Cyclical               3%
Energy                              1%
Financial                           6%
Health Care                        27%
Industrial                          5%
Services                            6%
Repurchase Agreement                1%
Technology                         32%
Transportation                      1%

% of Total Portfolio Investments


TOP TEN COMMON STOCK HOLDINGS AT JUNE 30, 2005

Google, Cl A                                      3.6%
Yahoo!                                            3.6%
Symantec                                          2.6%
eBay                                              2.5%
Infosys Technologies ADR                          2.5%
Carnival                                          2.4%
Autodesk                                          2.3%
Teva Pharmaceutical Industries ADR                2.3%
Zimmer Holdings                                   2.2%
Qualcomm                                          2.1%
--------------------------------------------------------------------------------
COMBINED TOP TEN COMMON STOCK
HOLDINGS AS A % OF TOTAL PORTFOLIO
INVESTMENTS IN COMMON STOCK                      26.1%

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE LARGE CAP GROWTH PORTFOLIO


STATEMENT OF NET ASSETS
AS OF JUNE 30, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
                                                       Market
Description                            Shares        Value (000)
--------------------------------------------------------------------------------

COMMON STOCK -- 103.3%
CONSUMER CYCLICAL -- 18.9%
APPAREL MANUFACTURERS -- 2.0%
Coach*                                 14,980      $      503
                                                   ----------
                                                          503
--------------------------------------------------------------------------------
ATHLETIC FOOTWEAR -- 1.9%
Nike, Cl B                              5,670             491
                                                   ----------
                                                          491
--------------------------------------------------------------------------------
CASINO SERVICES -- 1.2%
International Game Technology          10,520             296
                                                   ----------
                                                          296
--------------------------------------------------------------------------------
CRUISE LINES -- 2.4%
Carnival                               11,440             624
                                                   ----------
                                                          624
--------------------------------------------------------------------------------
ENTERTAINMENT SOFTWARE -- 1.7%
Electronic Arts*                        7,450             422
                                                   ----------
                                                          422
--------------------------------------------------------------------------------
HOTELS & MOTELS -- 1.2%
Starwood Hotels & Resorts Worldwide     5,100             299
                                                   ----------
                                                          299
--------------------------------------------------------------------------------
RETAIL-BEDDING -- 0.9%
Bed Bath & Beyond*                      5,650             236
                                                   ----------
                                                          236
--------------------------------------------------------------------------------
RETAIL-BUILDING PRODUCTS -- 1.5%
Lowe's                                  6,550             381
                                                   ----------
                                                          381
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 2.0%
Target                                  5,450             296
Wal-Mart Stores                         4,560             220
                                                   ----------
                                                          516
--------------------------------------------------------------------------------
RETAIL-DRUG STORE -- 1.3%
Walgreen                                7,440             342
                                                   ----------
                                                          342
--------------------------------------------------------------------------------
RETAIL-OFFICE SUPPLIES -- 1.9%
Staples                                22,360             477
                                                   ----------
                                                          477
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 0.9%
Starbucks*                              4,260             220
                                                   ----------
                                                          220
                                                   ----------
TOTAL CONSUMER CYCLICAL (COST $3,380)                   4,807
                                                   ----------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Market
Description                            Shares        Value (000)
--------------------------------------------------------------------------------

CONSUMER NON-CYCLICAL -- 3.6%
BEVERAGES-NON-ALCOHOLIC -- 1.3%
PepsiCo                                 5,970         $   322
                                                   ----------
                                                          322
--------------------------------------------------------------------------------
COSMETICS & TOILETRIES -- 2.3%
Estee Lauder, Cl A                      3,610             141
Procter & Gamble                        8,340             440
                                                   ----------
                                                          581
                                                   ----------
TOTAL CONSUMER NON-CYCLICAL (COST $734)                   903
                                                   ----------
--------------------------------------------------------------------------------
ENERGY -- 1.4%
OIL-FIELD SERVICES -- 1.4%
Schlumberger                            4,770             362
                                                   ----------
TOTAL ENERGY (COST $259)                                  362
                                                   ----------
--------------------------------------------------------------------------------
FINANCIAL -- 5.9%
FINANCE-INVESTMENT BANKER/BROKER -- 3.3%
Citigroup                               7,140             330
Goldman Sachs Group                     5,080             518
                                                   ----------
                                                          848
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 1.1%
Countrywide Credit Industry             7,320             283
                                                   ----------
                                                          283
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 0.7%
American International Group*           2,880             167
                                                   ----------
                                                          167
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 0.8%
Wells Fargo                             3,260             201
                                                   ----------
TOTAL FINANCIAL (COST $1,235)                           1,499
                                                   ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 28.1%
MEDICAL INSTRUMENTS -- 5.1%
Boston Scientific*                     11,720             316
Guidant                                 6,840             460
Medtronic                               3,100             161
St. Jude Medical*                       8,530             372
                                                   ----------
                                                        1,309
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 5.6%
Johnson & Johnson                       7,150             465
Stryker                                 4,870             232
Varian Medical Systems*                 3,970             148
Zimmer Holdings*                        7,550             575
                                                   ----------
                                                        1,420
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 4.0%
Amgen*                                  4,970             301
Genentech*                              4,550             365
Genzyme*                                6,070             365
                                                   ----------
                                                        1,031
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 2.7%
Abbott Laboratories                     4,770             234
Pfizer                                 16,840             464
                                                   ----------
                                                         698
--------------------------------------------------------------------------------

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE LARGE CAP GROWTH PORTFOLIO


--------------------------------------------------------------------------------
                                                      Market
Description                            Shares       Value (000)
--------------------------------------------------------------------------------

MEDICAL-GENERIC DRUGS -- 2.4%
Teva Pharmaceutical Industries ADR*    19,240      $      599
                                                   ----------
                                                          599
--------------------------------------------------------------------------------
MEDICAL-HMO -- 2.5%
UnitedHealth Group                      7,560             394
WellPoint*                              3,380             236
                                                   ----------
                                                          630
--------------------------------------------------------------------------------
OPTICAL SUPPLIES -- 2.1%
Alcon                                   4,870             533
                                                   ----------
                                                          533
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 2.1%
Caremark Rx*                           12,050             536
                                                   ----------
                                                          536
--------------------------------------------------------------------------------
THERAPEUTICS -- 1.6%
Gilead Sciences*                        9,090             400
                                                   ----------
TOTAL HEALTH CARE (COST $5,169)                         7,156
                                                   ----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 4.7%
AEROSPACE/DEFENSE -- 1.0%
Lockheed Martin                         4,180             271
                                                   ----------
                                                          271
                                                   ----------
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 3.7%
Danaher                                 2,570             135
General Electric                       15,420             534
Tyco International                      9,140             267
                                                   ----------
                                                          936
                                                   ----------
TOTAL INDUSTRIAL (COST $1,118)                          1,207
                                                   ----------
--------------------------------------------------------------------------------
SERVICES -- 6.1%
COMPUTER SERVICES -- 1.4%
Cognizant Technology Solutions, Cl A*   7,580             357
                                                   ----------
                                                          357
--------------------------------------------------------------------------------
E-COMMERCE/SERVICES -- 2.6%
eBay*                                  20,300             670
                                                   ----------
                                                          670
--------------------------------------------------------------------------------
SCHOOLS -- 2.1%
Apollo Group, Cl A*                     6,850             536
                                                   ----------
TOTAL SERVICES (COST $962)                              1,563
                                                   ----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 33.6%
APPLICATIONS SOFTWARE -- 4.9%
Infosys Technologies ADR*               8,540             661
Microsoft                              21,246             528
Wipro ADR                               3,200              67
                                                   ----------
                                                        1,256
--------------------------------------------------------------------------------
COMPUTER AIDED DESIGN -- 2.4%
Autodesk                               17,460             600
                                                   ----------
                                                          600
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Market
Description                            Shares       Value (000)
--------------------------------------------------------------------------------

COMPUTERS -- 3.1%
Apple Computer*                        12,480      $      459
Dell*                                   8,340             330
                                                   ----------
                                                          789
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 2.0%
EMC*                                   27,600             378
Network Appliance*                      4,940             140
                                                   ----------
                                                          518
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 0.7%
Veritas Software*                       7,250             177
                                                   ----------
                                                          177
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 4.2%
Broadcom, Cl A*                        13,000             462
Intel                                  18,050             470
Xilinx                                  4,920             126
                                                   ----------
                                                        1,058
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 1.0%
Oracle*                                19,540             258
                                                   ----------
                                                          258
--------------------------------------------------------------------------------
INTERNET SECURITY -- 2.6%
Symantec*                              30,970             673
                                                   ----------
                                                          673
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 2.7%
Cisco Systems*                         27,760             530
Juniper Networks*                       6,420             162
                                                   ----------
                                                          692
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 0.5%
Applied Materials*                      8,310             134
                                                   ----------
                                                          134
--------------------------------------------------------------------------------
WEB PORTALS/ISP -- 7.4%
Google, Cl A*                           3,190             938
Yahoo!*                                27,000             936
                                                   ----------
                                                        1,874
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 2.1%
Qualcomm                               16,560             547
                                                   ----------
TOTAL TECHNOLOGY (COST $5,975)                          8,576
                                                   ----------
--------------------------------------------------------------------------------
TRANSPORTATION -- 1.0%
TRANSPORT-SERVICES -- 1.0%
United Parcel Service, Cl B             3,770             261
                                                   ----------
TOTAL TRANSPORTATION (COST $295)                          261
                                                   ----------
TOTAL COMMON STOCK (COST $19,127)                      26,334
                                                   ----------
--------------------------------------------------------------------------------

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE LARGE CAP GROWTH PORTFOLIO


--------------------------------------------------------------------------------
                                        Face          Market
Description                         Amount (000)    Value (000)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 0.9%
Morgan Stanley
   2.80%, dated 06/30/05, to be
   repurchased on 07/01/05,
   repurchase price $224,134
   (collateralized by a U.S.
   Government obligation,
   par value $608,859, 6.125%,
   11/15/27, total market value
   $228,617)(A)                         $224       $      224
                                                   ----------
TOTAL REPURCHASE AGREEMENT (COST $224)                    224
                                                   ----------
TOTAL INVESTMENTS -- 104.2% (COST $19,351)             26,558
                                                   ----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (4.2)%
Payable for fund shares redeemed                       (1,107)
Payable for investment securities purchased              (132)
Payable for investment advisory fees                      (15)
Payable for administrative fees                            (3)
Other assets and liabilities, net                         193
                                                   ----------
TOTAL OTHER ASSETS AND LIABILITIES                     (1,064)
                                                   ----------
NET ASSETS -- 100.0%                               $   25,494
                                                   ==========

--------------------------------------------------------------------------------
                                                       Value
Description                                            (000)
--------------------------------------------------------------------------------

NET ASSETS:
Paid-in-capital ($0.001 par value)
   based on 1,499,074 outstanding
   shares of beneficial interest                   $   50,702
Accumulated net investment loss                           (59)
Accumulated net realized loss on investments          (32,356)
Net unrealized appreciation on investments              7,207
                                                   ----------
NET ASSETS                                         $   25,494
                                                   ==========
 NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                     $17.01
                                                       ======

* Non-income producing security.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE LARGE CAP GROWTH PORTFOLIO

STATEMENT OF OPERATIONS (000)
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2005 (UNAUDITED)

INVESTMENT INCOME:
     Dividends..................................................................................................      $       91
     Interest...................................................................................................               5
     Less: Foreign Taxes Withheld...............................................................................              (2)
                                                                                                                      ----------
          Total Investment Income...............................................................................              94
                                                                                                                      ----------
EXPENSES:
     Investment Advisory Fees...................................................................................             105
     Administrative Fees........................................................................................              17
     Trustees' Fees.............................................................................................               3
     Transfer Agent Fees........................................................................................              13
     Professional Fees..........................................................................................               9
     Printing Fees..............................................................................................               7
     Custodian Fees.............................................................................................               3
     Other Fees.................................................................................................               3
                                                                                                                      ----------
          Total Expenses........................................................................................             160
LESS:
     Waiver of Investment Advisory Fees.........................................................................              (7)
                                                                                                                      ----------
     Net Expenses...............................................................................................             153
                                                                                                                      ----------
NET INVESTMENT LOSS.............................................................................................             (59)
                                                                                                                      ----------
Net Realized Gain from Security Transactions....................................................................             215
Net Change in Unrealized Depreciation on Investments............................................................          (1,588)
                                                                                                                      ----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS.................................................................          (1,373)
                                                                                                                      ----------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS................................................................         $(1,432)
                                                                                                                      ==========


The accompanying notes are an integral part of the financial statements.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE LARGE CAP GROWTH PORTFOLIO


STATEMENT OF CHANGES IN NET ASSETS (000)
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2005 (UNAUDITED) AND THE YEAR ENDED
DECEMBER 31, 2004

                                                                                                   01/01/05           01/01/04
                                                                                                      to                 to
                                                                                                   06/30/05           12/31/04
                                                                                                --------------     --------------
INVESTMENT ACTIVITIES:
   Net Investment Loss......................................................................    $       (59)       $       (85)
   Net Realized Gain from Security Transactions.............................................            215              1,450
   Net Change in Unrealized Appreciation (Depreciation) on Investments .....................         (1,588)             1,247
                                                                                                -----------        -----------
   Net Increase (Decrease) in Net Assets Resulting from Operations..........................         (1,432)             2,612
                                                                                                -----------        -----------
CAPITAL SHARE TRANSACTIONS:
   Shares Issued............................................................................            694              5,528
   Shares Redeemed..........................................................................         (5,618)            (8,647)
                                                                                                -----------        -----------
   Net Decrease in Net Assets Derived from Capital Share Transactions.......................         (4,924)            (3,119)
                                                                                                -----------        -----------
      Total Decrease in Net Assets..........................................................         (6,356)              (507)
                                                                                                -----------        -----------
NET ASSETS:
   Beginning of Period......................................................................         31,850             32,357
                                                                                                -----------        -----------
   End of Period............................................................................    $    25,494        $    31,850
                                                                                                ===========        ===========
   Accumulated Net Investment Loss..........................................................    $      (59)        $        --
                                                                                                ===========        ===========
SHARES ISSUED AND REDEEMED:
   Shares Issued............................................................................             41                333
   Shares Redeemed..........................................................................           (334)              (523)
                                                                                                -----------        -----------
   Net Decrease in Shares Outstanding.......................................................           (293)              (190)
                                                                                                ===========        ===========

 Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE LARGE CAP GROWTH PORTFOLIO


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR OR PERIOD
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2005 (UNAUDITED) AND THE YEARS ENDED DECEMBER 31,



                                                             Net
                    Net                                 Realized and
                   Asset                                 Unrealized                             Distributions
                  Value,               Net                  Gains                Total              from
                 Beginning         Investment             (Losses)               from              Capital              Total
                 of Period            Loss              on Securities         Operations            Gains           Distributions
------------------------------------------------------------------------------------------------------------------------------------

  2005*           $17.78              $(0.04)1             $(0.73)             $(0.77)                 --                  --
  2004             16.32               (0.04)1               1.50                1.46                  --                  --
  2003             12.44               (0.07)1               3.95                3.88                  --                  --
  2002             17.60               (0.10)               (5.06)              (5.16)                 --                  --
  2001             24.54               (0.05)1              (6.89)              (6.94)                 --                  --
  2000             25.51               (0.01)1              (0.21)              (0.22)             $(0.75)             $(0.75)




                                                                                                 Ratio
               Net                                     Net                                      of Net
              Asset                                  Assets,                Ratio             Investment
             Value,                                    End               of Expenses             Loss
               End                Total             of Period            to Average           to Average
            of Period            Return               (000)              Net Assets           Net Assets
------------------------------------------------------------------------------------------------------------

  2005*        $17.01            (4.33)%+           $25,494                 1.10%**               (0.43)%**
  2004          17.78             8.95%              31,850                 1.10%                 (0.27)%
  2003          16.32            31.19%              32,357                 1.06%                 (0.51)%
  2002          12.44           (29.32)%             27,434                 1.05%                 (0.47)%
  2001          17.60           (28.28)%             54,060                 1.02%                 (0.26)%
  2000          24.54            (1.48)%             72,645                 1.06%                 (0.05)%


                                    Ratio
                                   of Net
               Ratio             Investment
            of Expenses             Loss
            to Average           to Average
            Net Assets           Net Assets          Portfolio
            (Excluding           (Excluding          Turnover
             Waivers)             Waivers)             Rate
-------------------------------------------------------------------------

  2005*        1.15%**             (0.48)%**           15.56%+
  2004         1.10%               (0.27)%             44.92%
  2003         1.06%               (0.51)%             74.16%
  2002         1.05%               (0.47)%            142.32%
  2001         1.02%               (0.26)%            137.18%
  2000         1.06%               (0.05)%            147.68%


  * For the six month period ended June 30, 2005.
 **  Annualized
  + Total return and portfolio turnover have not been annualized.
  1 Per share calculations were preformed using the average shares for the period.

    Amounts designated as "--" are either $0 or have been rounded to $0.



The accompanying notes are an integral part of the financial statements.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE LARGE CAP GROWTH PORTFOLIO


NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2005 (UNAUDITED)

1.  ORGANIZATION

Liberty Ridge Large Cap Growth Portfolio (the "Portfolio") is a series of PBHG Insurance Series Fund (the "Fund"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund consists of the Portfolio and seven others: the Liberty Ridge Growth II Portfolio (the "Growth II Portfolio"), the Liberty Ridge Large Cap Growth Concentrated Portfolio (the "Large Cap Growth Concentrated Portfolio"), the Liberty Ridge Mid-Cap Portfolio (the "Mid-Cap Portfolio"), the Liberty Ridge Select Value Portfolio (the "Select Value Portfolio"), the Liberty Ridge Small Cap Growth Portfolio (the "Small Cap Growth Portfolio"), the Liberty Ridge Small Cap Portfolio (the "Small Cap Portfolio"), and the Liberty Ridge Technology & Communications Portfolio (the "Technology & Communications Portfolio"), (each a "Portfolio" and, collectively, the "Portfolios"). Each Portfolio of the Fund is classified as a diversified management investment company, with the exception of the Large Cap Growth Concentrated Portfolio and the Technology & Communications Portfolio, which are classified as non-diversified management investment companies. The financial statements presented herein do not include the Growth II Portfolio, the Large Cap Growth Concentrated Portfolio, the Mid-Cap Portfolio, the Select Value Portfolio, the Small Cap Growth Portfolio, the Small Cap Portfolio, or the Technology & Communications Portfolio, whose financial statements are presented separately. The Portfolio's prospectus provides a description of the Portfolio's investment objectives, policies and strategies. The assets of the Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At June 30, 2005, 58% and 30% of the outstanding shares of the Portfolio were held by the separate accounts of two participating insurance companies.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Portfolio.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market on which they are traded on valuation date (or at approximately 4:00 pm ET if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Redeemable securities issued by open-end investment companies are valued at the investment company's applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities. If a security price cannot be obtained from an independent, third-party pricing agent, SEI Investments Global Funds Services (the "Sub-Administrator") shall seek to obtain a bid price from at least one independent broker. Old Mutual Fund Services (the "Administrator") shall supply the Sub-Administrator with the appropriate broker contact(s), and, to ensure independence, the Sub-Administrator will contact the broker(s) at least on a weekly basis in order to obtain an independent quotation. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. If quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a market and prior to the calculation of NAV, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared annually, if available. Distributions of net realized capital gains are generally made to shareholders annually, if available.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

COMPENSATING BALANCES -- Per the terms of an informal agreement with Wachovia Bank, N.A. ("Wachovia") the custodian of the Portfolio, if the Portfolio has a cash overdraft in excess of $100,000

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE LARGE CAP GROWTH PORTFOLIO


NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

on a given day, it is required to leave 112% in compensating balance with Wachovia on the following day. If the Portfolio has a positive cash balance in excess of $100,000 on a given day, it is allowed to overdraw 90% of the balance with Wachovia on the following day. The Portfolio did not have any compensating balances with Wachovia at June 30, 2005.

OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative net assets.

COMMISSION RECAPTURE -- Liberty Ridge Capital, Inc. (formerly known as Pilgrim Baxter & Associates, Ltd.) (the "Adviser") may direct Portfolio trades to brokers who compensate the Portfolio, in cash, based on a percentage of related trading commissions. Such payments are reported as realized gains. During the six month period ended June 30, 2005, the Portfolio received $146 under these arrangements.

REDEMPTION FEES -- The Portfolio will generally impose a 2% redemption/exchange fee on total redemption proceeds of any shareholder redeeming shares (including redemption by exchange) of the Portfolio within 10 calendar days of their purchase. The 2% redemption fee will not be charged on transactions involving, among other things, (i) total or partial redemption of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that do not have the systematic capability to process the redemption fees, (ii) total or partial redemptions of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that have negotiated pre-existing legal covenants and agreements with the Fund to waive or not to impose redemption fees, and (iii) because of systems limitations of certain intermediaries, preexisting contrary legal covenants and agreements with intermediaries and general marketplace resistance. As a result of such limitations, no redemption fees were imposed during the six month period ended June 30, 2005 because all shareholders of the Portfolio are in omnibus accounts.

3.   INVESTMENT ADVISORY FEES, ADMINISTRATIVE
     FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund and the Adviser are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser is paid a monthly fee at an annual rate of 0.75% of the first $1 billion of the average daily net assets of the Portfolio, 0.70% of the next $500 million of the average daily net assets of the Portfolio, 0.65% of the next $500 million of the average net assets of the Portfolio, 0.60% of the next $500 million of the average daily net assets of the Portfolio, and 0.55% of the average daily net assets of the Portfolio in excess of $2.5 billion. Prior to December 9, 2004, the annual rate was 0.75% of the average daily net assets of the Portfolio. In the interest of limiting expenses of the Portfolio, the Adviser has entered into an Expense Limitation Agreement with the Fund (the "Expense Limitation Agreement"). With respect to the Portfolio, the Adviser has agreed to waive or limit its fees and to assume other expenses of the Portfolio to the extent necessary to limit the total annual operating expenses (expressed as a percentage of the Portfolio's average daily net assets) to 1.10%. Reimbursement by the Portfolio of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement during any of the two previous fiscal years may be made when the Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed 1.10%. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's assets exceed $75 million; (ii) the Portfolio's total annual expense ratio is less than 1.10%, and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. At June 30, 2005, the amount of the Advisory Fee waivers and the reimbursement of third party expenses by the Adviser subject to possible recapture was $6,572. No amounts have been recaptured by the Adviser during the six month period ended June 30, 2005.

Old Mutual Fund Services, an indirect, wholly-owned subsidiary of the Old Mutual
(US) Holdings Inc., parent company of the Adviser, provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator receives a fee for these administrative services, which is calculated daily and paid monthly, at an annual rate of 0.1227% of the average daily net assets of the Portfolio.

The Fund has entered into a distribution agreement with PBHG Fund Distributors (the "Distributor"), an indirect, wholly-owned subsidiary of the Old Mutual (US) Holdings Inc. The Distributor receives no compensation for serving in such capacity.

SEI Investments Global Funds Services serves as sub-administrator to the Fund. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Sub-Administrator. The Sub-Administrator assists the Administrator in providing administrative services to the Fund. Pursuant to an amended and restated administration agreement between the Administrator and the Sub-Administrator, the Sub-Administrator will be paid a portion of the Administrator's fees based on the resulting higher value from the following calculations (1) a fee based on the average daily net assets of the Trust, Old Mutual Advisor Funds, and the PBHG Funds of: (i) 0.0165% on the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010% of the excess over $20 billion and (2) a fee based on the aggregate number of Funds of the Trust, PBHG Fund Family calculated at the sum of between $50,000 and $60,000 per Fund, depending on the total number of funds.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE LARGE CAP GROWTH PORTFOLIO


NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund.

Certain officers of the Fund are or were officers of the Adviser, Administrator, Sub-Administrator and the Distributor. These interested persons received no compensation from the Fund for such services.

4.  INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Portfolio for the six month period ended June 30, 2005, amounted to $4,323,117 and $7,656,266, respectively.

5.  FEDERAL TAX INFORMATION

It is the Portfolio's intention to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. These reclassifications have no effect on net assets or net asset value per share.

No dividends or distributions were declared during the years ended December 31, 2004 and December 31, 2003, respectively.

As of December 31, 2004, the components of accumulated losses were as follows
(000):

Capital loss carryforwards expiring:

          December 2008                     $  (1,013)
          December 2009                       (18,162)
          December 2010                       (13,159)
          December 2011                           (58)
Unrealized appreciation                         8,616
          -                                 ---------
                                            $ (23,776)
                                            =========

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a maximum period of eight years. During the year ended December 31, 2004, the Portfolio utilized $1,367
(000) of capital loss carryforwards to offset net realized capital gains.

At June 30, 2005, the total cost of securities and the net realized gains or losses on securities for Federal income tax purposes were not different from amounts reported for financial reporting purposes. The Federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by the Portfolio for Federal income tax purposes at June 30, 2005 were as follows
(000):

        FEDERAL                                       NET
          TAX      UNREALIZED      UNREALIZED     UNREALIZED
         COST     APPRECIATION    DEPRECIATION   APPRECIATION
        --------  -------------   -------------  -------------
        $19,351      $7,519          $(312)         $7,207

6.  CONCENTRATIONS/RISKS

The Portfolio may invest a high percentage of its assets in specific sectors of the market, such as health care and technology, in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the Portfolio's net asset value and will cause its shares to fluctuate more than if the Portfolio did not focus its investments in specific sectors.

7.  INTERFUND LENDING

Pursuant to resolutions adopted by the Boards of Trustees of each of PBHG Funds, PBHG Insurance Series Fund and Old Mutual Advisor Funds (together, the "Trusts"), on behalf of each series portfolio of the Trusts (collectively the "Lending Funds" and individually the "Lending Fund") a Lending Fund may borrow or lend an amount up to its prospectus-defined limitations from or to other funds. All such borrowing and lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August 12, 2003 to the Trusts and the Adviser.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the Lending Funds from investments in overnight repurchase agreements) and the bank loan rate (Federal Funds Rate plus 50 basis points).

The Portfolio had no outstanding borrowings or loans under the interfund lending agreement at June 30, 2005, or at any time during the six month period ended June 30, 2005.

8.  LITIGATION WITH RESPECT TO THE
    INVESTMENT ADVISER

In June 2004, the Adviser reached settlement agreements with respect to the market timing and selective disclosure actions filed by the Securities and Exchange Commission ("SEC") and New York Attorney General ("NYAG"). Under the NYAG settlement, if certain terms and undertakings are not met, the NYAG settlement stipulates that the Adviser shall promptly terminate its management of the Fund. In this event, the Fund's Board of Trustees would be required to seek new management or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE LARGE CAP GROWTH PORTFOLIO


NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONCLUDED)

(the "MDL Court"), the Adviser, PBHG Funds, and certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "Civil Litigation"). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the Adviser, PBHG Funds, and certain related parties in other jurisdictions, and had been transferred to the MDL Court.

The Civil Litigation and the previously filed suits are primarily based upon allegations in the SEC civil action and the NYAG civil action. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees of the PBHG Funds, the removal of the Adviser as investment adviser of the PBHG Funds, the removal of PBHG Fund Distributors as distributor of the PBHG Funds' shares, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against the Adviser, as well as numerous unrelated mutual fund complexes and financial institutions (the "WVAG Litigation"). The Fund was not named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia, alleges that the Adviser permitted short-term trading in excess of PBHG Funds' disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time PBHG Funds. The WVAG alleges the foregoing violated the West Virginia Consumer Credit and Protection Act (W. Va. Code ss. 46A-1-101, et seq.) and is seeking injunctions; civil monetary penalties; a writ of quo warranto against the defendants for their alleged improper actions; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies ("Future State Litigation"). A separate class action complaint involving Liberty Ridge Capital has been filed by a former Liberty Ridge Capital employee seeking damages on behalf of himself and other current and former Liberty Ridge Capital employees for actions taken by Liberty Ridge Capital and its former principals that led to the value of such employees' phantom equity units being deemed worthless (the "Employee Litigation" and, together with the Civil Litigation, the WVAG Litigation and the Future State Litigation, the "Litigation").

At this stage of the Litigation, the Adviser believes that it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against the Adviser, PBHG Funds or any named defendant. While it is currently too early to predict the result of the Litigation, the Adviser does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment adviser to the Fund. However, the Adviser is currently unable to gauge the level of shareholder redemptions that may result from the news of these pending lawsuits. Redemptions may require the Funds to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the funds. In addition, if the Adviser is unsuccessful in its defense of the WVAG Litigation, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of the Adviser or any company that is an affiliated person of the Adviser from serving as an investment adviser to any registered investment company, including the Fund. The Fund has been informed by the Adviser, if these results occur, the Adviser will seek exemptive relief from the SEC to permit the Adviser to continue to serve as your fund's investment adviser. There is no assurance that such exemptive relief will be granted.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE LARGE CAP GROWTH PORTFOLIO


PBHG DISCLOSURE NOTES (UNAUDITED)

AVERAGE

The LIPPER LARGE-CAP GROWTH FUNDS AVERAGE represents 703 mutual funds classified by Lipper, Inc. in the Large-Cap Growth category.

The Lipper performance figures are based on the changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested.

The Lipper returns for certain periods reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance may have been lower.

INDICES

The RUSSELL 1000(R) GROWTH INDEX is an unmanaged index that measures the performance of those securities in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 INDEX is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Russell 1000(R) Growth Index and the S&P 500 Index (the "Indices") and the Lipper Large-Cap Growth Funds Average (the "Average") are presented for illustrative purposes only, and are not intended to imply the past or future performance of the Portfolio. The performance of the Indices and Average assumes reinvestment of capital gains and income dividends but assumes no transaction costs, taxes, management fees or other expenses. A direct investment in the Indices and/or Average is not possible.

[ART OMITTED]

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)
As of July 26, 2005

The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee serves as a Trustee and each officer serves as an officer in a similar capacity for PBHG Funds, a registered investment company advised by the Adviser. Unless otherwise noted, all Trustees and officers can be contacted c/o Liberty Ridge Capital, Inc., 1400 Liberty Ridge Drive, Wayne, PA 19087. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and officers. The SAI may be obtained without charge by calling 1-800-433-0051.

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------

                                                  TERM OF
                                POSITION         OFFICE AND
                                HELD WITH        LENGTH OF                         PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE          THE FUND        TIME SERVED                          DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Leigh A. Wilson               Chairman of         Trustee                       Chief Executive Officer, New Century Living, Inc.
 (60)                          the Board          since 2005                    (older adult housing) since 1992. Director, Chimney
                                                                                Rock Winery LLC, 2000 to 2004, and Chimney
                                                                                Rock Winery Corp (winery), 1985 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
John R. Bartholdson            Trustee             Trustee                      Chief Financial Officer, The Triumph Group, Inc.
(60)                                             since 1997                     (manufacturing) since 1992.
------------------------------------------------------------------------------------------------------------------------------------
Jettie M. Edwards              Trustee             Trustee                      Consultant, Syrus Associates (business and marketing
 (59)                                            since 1997                     consulting firm), 1986 to 2002.
------------------------------------------------------------------------------------------------------------------------------------
Albert A. Miller               Trustee            Trustee                       Senior Vice President, Cherry & Webb, CWT
 (71)                                            since 1997                     Specialty Stores, 1995 to 2000. Advisor and
                                                                                Secretary, the Underwoman Shoppes Inc. (retail
                                                                                clothing stores) 1980 to 2002. Retired.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                 NUMBER OF                         OTHER
                               PORTFOLIOS IN                   DIRECTORSHIPS
                             COMPLEX OVERSEEN                       HELD
NAME, ADDRESS, AND AGE           BY TRUSTEE                     BY TRUSTEE
------------------------------------------------------------------------------------------------
Leigh A. Wilson                     26                    Trustee, The Victory
 (60)                                                     Portfolios since 1992,
                                                          The Victory Institutional
                                                          Funds since 2003 and
                                                          The Victory Variable Insurance
                                                          Funds since 1998 (investment
                                                          companies - 22 total portfolios).
                                                          Trustee, PBHG Funds, since 2005.
------------------------------------------------------------------------------------------------
John R. Bartholdson                 26                    Director, The Triumph
(60)                                                      Group, Inc. since 1992.
                                                          Trustee, PBHG Funds
                                                          since 1995.Trustee, Old
                                                          Mutual Advisor Funds,
                                                          since 2004.
------------------------------------------------------------------------------------------------
Jettie M. Edwards                   26                    Trustee, EQ Advisors (investment
 (59)                                                     company-37 portfolios) since 1997.
                                                          Trustee, PBHG Funds, since 1995.
------------------------------------------------------------------------------------------------
Albert A. Miller                    26                    Trustee, PBHG Funds,
 (71)                                                     since 1995.
------------------------------------------------------------------------------------------------

* Trustee of the Trust until such time as his or her successor is duly elected and appointed.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------------------------------------------------

                                                TERM OF
                              POSITION         OFFICE AND
                              HELD WITH        LENGTH OF                           PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE        THE FUND        TIME SERVED                            DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------

David J. Bullock**            President         President                       Director, President and Chief Executive Officer
 (49)                                             since                         since 2004, Old Mutual Capital, Inc. Trustee
                                                  2003                          and President since 2004, Old Mutual Advisor Funds.
                                                                                Chief Executive Officer, President and Director
                                                                                since 2003 and Chief Operating Officer in 2003,
                                                                                Liberty Ridge Capital. Chief Executive Officer and
                                                                                Trustee since 2003, Old Mutual Investment Partners.
                                                                                Trustee since 2003, Old Mutual Fund Services.
                                                                                Director since 2003, Old Mutual Shareholder
                                                                                Services, Inc. President since 2003, PBHG Funds.
                                                                                President and Chief Executive Officer from 1998 to
                                                                                2003, Transamerica Capital, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Lee T. Cummings**               Vice              Vice                          Vice President since 2001, Director of Sales
 (41)                        President          President                       and Marketing since 2004 and  Director of
                                               since 2005                       Mutual Fund Operations from 1996 to 2001,
                                                                                Liberty Ridge Capital, Inc. Vice President since
                                                                                2003 and President from 1999 to 2003, Old Mutual
                                                                                Investment Partners. Vice President from 2004 to
                                                                                2005, President from 1998 to 2004, Old Mutual Fund
                                                                                Services. Vice President from 2004 to 2005 and
                                                                                President from 2001 to 2004, Old Mutual Shareholder
                                                                                Services, Inc. Treasurer, Chief Financial Officer
                                                                                and Controller from 1997 to 2005 and Vice President
                                                                                since 2005, PBHG Funds. Treasurer, Chief Financial
                                                                                Officer and Controller from 1997 to 2005, PBHG
                                                                                Insurance Series Fund. Treasurer, Chief Financial
                                                                                Officer and Controller from 2004 to 2005, Old
                                                                                Mutual Advisor Funds.
------------------------------------------------------------------------------------------------------------------------------------

PBHG Insurance Series Fund
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)
As of July 26, 2005

------------------------------------------------------------------------------------------------------------------------------------
OFFICERS (CONCLUDED)
------------------------------------------------------------------------------------------------------------------------------------
                                                      TERM OF
                                POSITION             OFFICE AND
                                HELD WITH             LENGTH OF                               PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE          THE FUND             TIME SERVED                                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Veilleux             Senior Vice      Senior Vice President           Senior Vice President since 2005, PBHG Funds.
(61)                            President       since 2005. Employed for        President since May 2002, EJV Financial
                                                 an initial term of three       Services, LLC. Director, Deutsche Bank (and
                                                years and thereafter for        predecessor companies) and Executive Vice President
                                                   successive one year          and Chief Administrative Officer, Investment
                                                 terms unless terminated        Company Capital Corp (registered investment
                                                 prior to the end of the        advisor and registered transfer agent)
                                                   then current term.           from 1987 to 2002.
------------------------------------------------------------------------------------------------------------------------------------
John M. Zerr**               Vice President         Vice President              Chief Operating Officer since 2004, Senior
(43)                          and Secretary          and Secretary              Vice President since 2001, and General Counsel
                                                       since 1997               and Secretary since 1996, Liberty Ridge Capital,
                                                                                Inc. Executive Vice President, Secretary and
                                                                                General Counsel since 2004, Old Mutual Capital,
                                                                                Inc. Chief Operating Officer from 2004 to 2005 and
                                                                                General Counsel and Secretary from 1998 to 2005,
                                                                                Old Mutual Investment Partners. General Counsel
                                                                                and Secretary from 1998 to 2005, Old Mutual Fund
                                                                                Services. General Counsel and Secretary from 2001
                                                                                to 2005, Old Mutual Shareholder Services, Inc. Vice
                                                                                President and Secretary since 2004, Old Mutual
                                                                                Advisor Funds. Vice President and Secretary since
                                                                                1997, PBHG Funds. General Counsel and Secretary
                                                                                from 1996 to 2002, Pilgrim Baxter Value Investors,
                                                                                Inc.
------------------------------------------------------------------------------------------------------------------------------------
Brian C. Dillon**                 Vice             Vice President               Vice President and Chief Compliance Officer since
(42)                            President           since 2001 and              2001, Liberty Ridge Capital, Inc. Vice President
                                and Chief          Chief Compliance             and Chief Compliance Officer since 2004, Old Mutual
                               Compliance         Officer since 2004            Capital, Inc. Vice President, Chief Compliance
                                 Officer                                        Officer and Registered Principal since  2001, Old
                                                                                Mutual Investment Partners. Chief Compliance Officer
                                                                                since 2001, Old Mutual Fund Services. Chief
                                                                                Compliance Officer since 2001, Old Mutual
                                                                                Shareholder Services, Inc. Vice President and Chief
                                                                                Compliance Officer since 2004, Old Mutual Advisor
                                                                                Funds. Vice President since 2001 and Chief
                                                                                Compliance Officer since 2004, PBHG Funds. Chief
                                                                                Compliance Officer from 2001 to 2002, Pilgrim
                                                                                Baxter Value Investors, Inc. Chief Compliance
                                                                                Officer from 2001 to 2003, Pilgrim Baxter Private
                                                                                Equity Advisors. Vice President and Deputy
                                                                                Compliance Director from 1995 to 2001, Delaware
                                                                                Investments.
------------------------------------------------------------------------------------------------------------------------------------
Robert E. Putney, III**           Vice             Vice President and           Senior Vice President, Deputy General Counsel and
(45)                            President         Assistant Secretary           Assistant Secretary from 2004 to 2005, Old
                              and Assistant          since 2002                 Mutual Capital, Inc. Deputy General Counsel since
                               Secretary                                        2004, Vice President and Assistant Secretary since
                                                                                2001 and Senior Legal Counsel from 2001  to 2004,
                                                                                Liberty Ridge Capital, Inc. Senior Vice President
                                                                                and Deputy General Counsel from 2004 to 2005,
                                                                                Assistant Secretary from 2001 to 2005 and Senior
                                                                                Legal Counsel and Vice President from 2001 to 2004,
                                                                                Old Mutual Investment Partners. Senior Vice
                                                                                President and Deputy General Counsel from 2004 to
                                                                                2005, Assistant Secretary from 2001 to 2005 and
                                                                                Senior Legal Counsel and Vice President from 2001
                                                                                to 2004, Old Mutual Fund Services. Senior Vice
                                                                                President and Deputy General Counsel from 2004 to
                                                                                2005, Assistant Secretary from 2001 to 2005 and
                                                                                Senior Legal Counsel and Vice President from 2001
                                                                                to 2004, Old Mutual Shareholder Services, Inc.
                                                                                Vice President and Assistant Secretary since 2004,
                                                                                Old Mutual Advisor Funds. Vice President and
                                                                                Assistant Secretary since 2001, PBHG Funds. Senior
                                                                                Counsel and Assistant Secretary from 2001 to 2002,
                                                                                Pilgrim Baxter Value Investors, Inc. Director and
                                                                                Senior Counsel from 1997 to 2001, Merrill Lynch
                                                                                Investment Managers, L.P. and Princeton
                                                                                Administrators, L.P. and holding various other
                                                                                positions with these companies from 1991 to 1997.
                                                                                Secretary of various Merrill Lynch and Mercury
                                                                                open-end funds, as well as Somerset Exchange Fund
                                                                                and The Europe Fund, Inc. until December 2001.
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Black**               Treasurer,              Treasurer,                Treasurer, Chief Financial Officer and Controller,
(45)                            Chief               Chief Financial             PBHG Funds since July 2005. Treasurer, Chief
                              Financial               Officer and               Financial Officer and Controller, Old Mutual
                              and Officer             Controller                Advisor Funds since 2004. Chief Financial Officer,
                              Controller            since July 2005             Chief Administrative Officer, Executive Vice
                                                                                President and Treasurer of Old Mutual Capital,
                                                                                Inc. since July 2004. Chief Financial Officer,
                                                                                Chief Administrative Officer of Old Mutual
                                                                                Investment Partners since 2004. President,
                                                                                Treasurer and Chief Financial Officer of Old
                                                                                Mutual Fund Services since 2004. President,
                                                                                Treasurer and Chief Financial Officer of Old
                                                                                Mutual Shareholder Services since 2004. Senior
                                                                                Vice President and Chief Financial Officer of
                                                                                Transamerica Capital, Inc. from 2000 through 2004.
                                                                                Chief Financial Officer of Coldwell Banker Moore &
                                                                                Company (Denver Metro) (formerly Moore and Company
                                                                                Realtor) from 1997 through March 2000.
------------------------------------------------------------------------------------------------------------------------------------
William P. Schanne**          Assistant           Assistant Treasurer           Assistant Treasurer since 2004, Old Mutual Advisor
(32)                          Treasurer               since 2001                Funds. Assistant Treasurer since 2001, PBHG Funds.
                                                                                Fund Administration Associate since 2001, Liberty
                                                                                Ridge Capital, Inc. Fund Administration Associate
                                                                                since 2001, Old Mutual Fund Services. Fund
                                                                                Accounting Supervisor from 1999 to 2001 and Fund
                                                                                Accountant from 1998 to 1999, PFPC Inc.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth R. Naes**             Assistant           Assistant Treasurer           Assistant Treasurer, PBHG Funds, since July 2005.
(39)                          Treasurer           since July 2005               Vice President, Old Mutual Fund Services since
                                                                                July 2005. Director of Fund Services, Old Mutual
                                                                                Fund Services, since 2004. Member of the
                                                                                Investment Committee, Old Mutual Capital, Inc.,
                                                                                since 2004. Senior Vice President, Product
                                                                                Development at Transamerica Capital, Inc., from
                                                                                June 2000 to May 2004. Prior to June 2000, various
                                                                                positions at Transamerica Capital, Inc./AEGON USA.
------------------------------------------------------------------------------------------------------------------------------------

** Officer of the Trust until such time as his or her successor is duly elected and qualified.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY CONTRACT  (UNAUDITED)


In approving the continuance of the Advisory Agreement with respect to each Portfolio, the Board of Trustees considered factors generally applicable to the Adviser as well as factors particular to each Portfolio. Below is a summary of the factors considered by the Board of Trustees and the conclusions thereto that formed the basis for the Board of Trustees approving the continuance of the Advisory Agreement:

The Trustees considered the following factors generally applicable to the
Adviser:

     o Governance matters -- The Trustees weighed favorably that the Adviser had made significant progress in implementing the governance and compliance-related initiatives proposed by the Board of Trustees following the discovery of frequent trading in certain PBHG Funds portfolios.

     o Compliance matters -- The Trustees considered the compliance breakdown that allowed the former principals of the Adviser to encourage frequent trading in certain PBHG Funds portfolios and to allow exchanges beyond the limits provided for in PBHG Funds' prospectuses. The Trustees also considered the steps taken by the Adviser to ensure that such compliance violations or similar violations do not recur, including hiring a qualified compliance consultant to provide independent analysis of the compliance program at the Adviser, hiring additional compliance staff, and revising the Adviser's policies and procedures with respect to personal trading.

        The Trustees were satisfied that the resignation of the former principals of the Adviser and the implementation of enhanced compliance programs now in place were reasonably sufficient to prevent a recurrence of such compliance problems. The Trustees also favorably weighed the fact that, other than the former principals operating outside of the compliance program, the Adviser had a very good track record of detecting and preventing compliance problems, noting that there had been few compliance violations during the past year. The Trustees also favorably weighed the fact that in prior years when a compliance violation occurred, the Adviser, or one or more of its affiliates, generally made whole any affected fund shareholders, in accordance with the Trust's policies regarding reimbursement.

     o Nature and extent of services -- The Trustees were satisfied that the Adviser was providing the level of services required by the Advisory Agreement and necessary for the Trust to comply with the regulatory requirements applicable to the Portfolios. The Trustees also considered the Adviser's organizational efforts to correct weakness in the investment operations and its plan to strengthen the investment research staff and supporting elements, such as the Adviser's proprietary research system. In addition, the Trustees also favorably considered that the Adviser continued to improve the extent and quality of the materials provided to the Board and was very responsive to the Trustees' requests for additional or follow-up information.

     o Performance -- While concerned about the long-term underperformance of certain Portfolios, the Trustees were satisfied that the Adviser, with the assistance of a third-party consultant, had identified the causes of the underperformance and had taken steps to improve performance, including replacing underperforming portfolio managers where necessary and appropriate. The Trustees favorably weighed the Adviser's realignment of portfolio manager responsibilities to create direct manager and analyst accountability. The Trustees also considered the retooling efforts by the Adviser on its proprietary research system to assist portfolio managers with stock selection.

     o Costs and profitability of Adviser and its affiliates -- The Trustees considered the investment advisory fees charged by the Adviser to its non-investment company clients. The Trustees also considered the considerable reduction in the Adviser's operating profits over the last year and viewed favorably that the Adviser had committed to renew the Expense Limitation Agreement with the Trust, on behalf of each Portfolio, and keep in place the current fee waivers and expense reimbursements despite the fee reductions. The Trustees also noted that the Adviser had substantially curtailed the use of Portfolio brokerage commissions to pay for brokerage and research services that were permissible under Section 28(e), with the resultant increase in the Adviser's expenses. The Trustees also concluded that, despite the reduction in operating profits, the Adviser remained a financially viable organization, noting in particular Old Mutual's commitment to the Adviser. The Trustees also reviewed the information provided by the Adviser about the level of investment advisory fees charged to other clients and concluded that the extent of the services provided to the Portfolios was much more extensive than the services provided to these other clients.

     o Retention of key personnel -- The Trustees viewed favorably the initiatives undertaken by the Adviser and its parent to retain key executives, portfolio managers and other employees and to attract new, qualified employees.

     o Economies of scale -- The Trustees considered the advisory fee breakpoints proposed by the Adviser and the potential savings to shareholders as Portfolio asset levels increased. The Trustees noted that the proposed breakpoints instituted a framework to pass along economies of scale to shareholders once Portfolio assets reached meaningful levels.

     o Benefits derived by the Adviser from its relationship with the Portfolios -- The Trustees considered the fall-out benefits to the Adviser, including the Adviser's increased

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY CONTRACT  (UNAUDITED) (CONTINUED)


    visibility in the investment community. The Trustees also considered the Adviser's ability to obtain research and brokerage services through soft-dollars generated by Portfolio brokerage transactions and the benefits to the Adviser therefrom, which may benefit the Adviser's clients other than the Portfolios. The Trustees also weighed the benefits to affiliates of the Adviser, namely the profitable relationship between the Trust and Old Mutual Fund Services, as well as the Trust's relationship with OMIP, which, although not profitable, created further visibility for the Adviser and its parent, Old Mutual.

With respect to each Portfolio, the Trustees considered the following matters:

     o LIBERTY RIDGE GROWTH II PORTFOLIO -- The Trustees considered the short, medium and long-term performance of the Portfolio, which were significantly below the median of its peer group, and advisory fees higher than the Portfolio's peers the two main areas of concern with respect to the Growth II Portfolio. With respect to performance, the Trustees favorably weighed the Adviser's decision to replace the Portfolio's current portfolio manager with a portfolio manager who had a better performance track record managing another small-cap growth product, and also the decision to strengthen the investment research staff.

        With respect to advisory fees, the Trustees noted that the investment advisory fee was higher than the median for comparable portfolios, although the Portfolio's overall expense ratio was comparable to the Portfolio's peer group average. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the substantial decrease in the total assets of the Portfolio, primarily from net redemptions, had reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Portfolio during the prior calendar year.

        The Board concluded that in view of the corrective measures that the Adviser had undertaken to address the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE LARGE CAP GROWTH PORTFOLIO -- With respect to performance, the Trustees favorably weighed the Portfolio's good long-term performance and short and medium-term performance that was close to the median of its peer group. The Trustees also favorably weighed the Adviser's decision to replace the Portfolio's current portfolio manager team with a single portfolio manager and to strengthen the investment research staff. The Trustees considered the Portfolio's advisory fees, which were higher than its peers, the main area of concern with respect to the Portfolio.

        With respect to advisory fees, the Trustees noted that both the investment advisory fee and the Portfolio's overall expense ratio were higher than the median for comparable portfolios. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the decrease in the total assets of the Portfolio, primarily from net redemptions, had contributed to an increase in the Portfolio's overall expense ratios and had reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Portfolio during the prior calendar year.

        The Board concluded that in view of the measures that the Adviser had undertaken to improve the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE MID-CAP PORTFOLIO -- The Trustees favorably considered the Portfolio's short-term performance, which was above the median of its peer group, and its medium to long-term performance, which were significantly above the median of its peer group. The Trustees considered the Portfolio's advisory fee and expense ratio, which were higher than its peers, the principal area of concern with respect to the Mid-Cap Portfolio.

        With respect to the advisory fees, the Trustees noted that both the investment advisory fee and the Portfolio's overall expense ratio were higher than the median for comparable portfolios. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Mid-Cap Portfolio during the prior calendar year.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY CONTRACT  (UNAUDITED) (CONTINUED)


        The Board concluded that in view of the good short and long-term performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE LARGE CAP GROWTH CONCENTRATED PORTFOLIO -- With respect to performance, the Trustees favorably weighed the above average long-term performance and the Adviser's decision to address short-term and medium-term performance, which was below the median for its peer group, by replacing the portfolio management team with a single portfolio manager and by strengthening the investment research staff. The Trustees considered the Portfolio's advisory fees, which were higher than its peers, the main area of concern with respect to the Portfolio.

        With respect to the advisory fees, the Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the substantial decrease in the total assets of the Portfolio, primarily from net redemptions, had resulted in an increase in the Portfolio's overall expense ratios and had significantly reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Portfolio during the prior calendar year.

        The Board concluded that in view of the corrective measures that the Adviser had undertaken to improve the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE SELECT VALUE PORTFOLIO -- The Trustees considered the Portfolio's short and medium-term performance, which was significantly below the median of its peer group, and advisory fees higher than the Portfolio's peers, the two main areas of concern with respect to the Select Value Portfolio. With respect to performance, the Trustees favorably weighed the Portfolio's higher than average long-term performance and the Adviser's decision to address the short-term performance by replacing the Select Value Portfolio's portfolio manager.

        With respect to advisory fees, the Trustees noted that the investment advisory fee was higher than the median for comparable portfolios, although the Portfolio's overall expense ratio was lower than the average expense ratio for the Portfolio's peer group. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser applicable to the Select Value Portfolio. These reductions and fee breakpoints, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the substantial decrease in the total assets of the Portfolio, primarily from net redemptions, had resulted in an increase in the Portfolio's overall expense ratios and had reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Portfolio during the prior calendar year.

        The Board concluded that in view of the corrective measures that the Adviser had undertaken to address the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE SMALL CAP GROWTH PORTFOLIO -- The Trustees considered the Portfolio's short-term performance, which was below the median of its peer group, and advisory fees (gross of waivers) higher than its peers, the two main areas of concern with respect to this Portfolio. With respect to performance, the Trustees noted that the Portfolio had only been in existence for approximately 3 years and had limited cash flow and assets, which impacted performance. The Trustees favorably weighed the Adviser's decision to replace the current portfolio manager with a new portfolio manager and to strengthen the investment research staff.

        With respect to advisory fees, the Trustees noted that both the investment advisory fee (gross of waivers) and the Portfolio's overall expense ratio were higher than the median for comparable portfolios. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the decrease in the total assets of the Portfolio, primarily from net redemptions, had resulted in an increase in the Portfolio's overall expense ratios and had reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY CONTRACT  (UNAUDITED) (CONCLUDED)


        Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Portfolio during the prior calendar year.

        The Board concluded that in view of the corrective measures that the Adviser had undertaken to address the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE SMALL CAP PORTFOLIO -- The Trustees considered the Portfolio's short-term performance, which was below the median of its peer group, and investment advisory fees and expense ratios higher than the Portfolio's peers, the two main areas of concern with respect to the Small Cap Portfolio. With respect to performance, the Trustees favorably weighed the stronger medium-term and long-term performance of the Portfolio and the Adviser's decision to strengthen the investment research staff.

        With respect to advisory fees, The Trustees noted that both the investment advisory fee and the Portfolio's overall expense ratio were higher than the median for comparable portfolios. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the decrease in the total assets of the Portfolio, primarily from net redemptions, had significantly reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Small Cap Portfolio during the prior calendar year.

        The Board concluded that in view of the corrective measures that the Adviser had undertaken to address the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE TECHNOLOGY & COMMUNICATIONS PORTFOLIO -- The Trustees considered the Portfolio's short-term, medium-term and long-term underperformance versus the Portfolio's peer group, and advisory fees (gross of waivers) higher than the Portfolio's peers, the two main areas of concern with respect to the Technology & Communications Portfolio. With respect to performance, the Trustees favorably weighed the Adviser's decision to replace the Technology & Communications Portfolio's current portfolio manager team with a single portfolio manager and to strengthen the investment research staff.

        With respect to advisory fees, the Trustees noted that the investment advisory fee was higher than the median for comparable portfolios, although the Portfolio's overall expense ratio was lower than the average total expense ratio for the Portfolio's peer group. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the decrease in the total assets of the Portfolio, primarily from net redemptions, had significantly reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Technology & Communications Portfolio during the prior calendar year.

        The Board concluded that in view of the corrective measures that the Adviser had undertaken to address the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

        In addition, after reviewing Liberty Ridge Capital's contract renewal presentation, the Board concluded that it would monitor the corrective actions that Liberty Ridge Capital proposed to make with respect to performance in the context of the reasonableness of the advisory fee.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE MID-CAP PORTFOLIO


Dear Shareholder:

The first half of 2005 had oil prices soaring to new highs and interest rates on the upswing, causing a rise in inflationary fears and a drop in consumer confidence. These economic issues provided some stiff headwinds for the markets to overcome during the period as many investors feared they could slow economic growth. Towards the end of the second quarter, the economy began showing signs of stability while long-term interest rates continued to go down. This drove consumer oriented stocks (especially homebuilder stocks) and Real Estate Investment Trusts ("REITs") stocks significantly higher during period. For the six month period ended June 30, 2005, Liberty Ridge Mid-Cap Portfolio underperformed its benchmark, the S&P MidCap 400 Index.

PERFORMANCE DISCUSSION

The leading cause of the Portfolio's underperformance for the period was our overweight position in the technology sector relative to the benchmark. This sector has struggled for much of the first half of the year. Our overweight position is primarily confined to the software segment of the technology sector. This is the area where we found the most attractive stocks according to our investment process. We continue to own them in an effort to capture what we believe to be their price discount over a market cycle given their growth opportunities. One such example is Veritas Software, which was down significantly during the period. Other technology issues detracting from performance during the quarter were Sanmina-SCI, a provider of customized, integrated electronic manufacturing services and Avocent, a manufacturer of analog and digital wireless extension products and technologies. ATI Technologies, which designs and manufactures 3D graphics and digital media silicon solutions, reported results that were below expectations for both revenue and gross margins.

In the consumer cyclical sector, our underweight position combined with some weak performing selections hurt portfolio returns. In particular, names such as Family Dollar Stores, OfficeMax and Tiffany performed poorly. Our lack of exposure to REITs was another cause of our underperformance relative to the benchmark.

During the period our overweight position in financials made a positive contribution to relative performance. In addition, performance was aided in the latter part of the period by our stock selection in the health care sector. Vicuron Pharmaceuticals and WellCare Health Plans were two holdings that boosted returns. Vicuron Pharmaceuticals benefited from a proposed acquisition by Pfizer and WellCare Health Plans from their perceived growth opportunities in Medicare and Medicaid insurance. Some of our energy names also posted strong results.

LOOKING FORWARD

We believe the Portfolio is well-positioned for the next twelve to eighteen months. If consumer spending remains strong and oil prices high, we believe this will feed inflation and cause interest rates to continue to rise. In our opinion, the Portfolio will benefit, as our investment process leads us to seek companies less sensitive to interest rates. We believe that these types of companies will be gaining greater prominence in the months ahead. If the economy remains stable, we believe investors will shift their focus to companies with great market position, solid balance sheets and strong operating leverage.


Sincerely,

S/Signature


Jerome J. Heppelmann, CFA
Portfolio Manager

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE MID-CAP PORTFOLIO


DISCLOSURE OF PORTFOLIO EXPENSES (UNAUDITED)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a mutual fund's gross income, directly reduce the investment return of the mutual fund. A mutual fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in this Portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates this Portfolio's costs in two ways.

o ACTUAL PORTFOLIO RETURN. This section helps you to estimate the actual expenses, after any fee waivers, that you paid over the six month period ended June 30, 2005. The "Ending Account Value" shown is derived from the Portfolio's actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

   To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Portfolio under the heading "Expenses Paid During Six Month Period."

o HYPOTHETICAL 5% RETURN. This section is intended to help you compare your Portfolio's costs with those of other mutual funds. It assumes that the Portfolio had an annual return of 5% before expenses during the year and that the expense ratio ("Annualized Expense Ratios for the Six Month Period") for the period is unchanged. In this case, because the return used is not the Portfolio's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Portfolio's costs by comparing this hypothetical result for your Portfolios in the "Expenses Paid During Six Month Period" with the hypothetical examples that appear in the same charts in shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as sales charges (loads) and redemption fees, which are described in the Prospectus. If those transactional costs were applied to your account, your costs would be higher.

                                                                                     ANNUALIZED
                                                                                       EXPENSE
                                                                                       RATIOS            EXPENSES
                                            BEGINNING             ENDING               FOR THE          PAID DURING
                                          ACCOUNT VALUE        ACCOUNT VALUE          SIX MONTH          SIX MONTH
                                            12/31/04             06/30/05              PERIOD             PERIOD*
                                       ------------------   ------------------   ------------------ ------------------
Actual Portfolio Return                    $1,000.00             $  973.70             1.18%               $5.77
Hypothetical 5% Return                      1,000.00              1,018.94             1.18%                5.91

* EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER
  THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE MID-CAP PORTFOLIO                                      (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
                                    AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2005
------------------------------------------------------------------------------------------------------------------------------------
                                                 Annualized                Annualized              Annualized
                                                  One Year                 Three Year               Five Year           Inception to
                          Six Months               Return                    Return                  Return                 Date
------------------------------------------------------------------------------------------------------------------------------------
Liberty Ridge Mid-Cap
Portfolio                   (2.63)%                10.74%                    11.91%                   8.55%                14.55%
------------------------------------------------------------------------------------------------------------------------------------


          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
                 LIBERTY RIDGE MID-CAP PORTFOLIO VERSUS THE S&P
           MIDCAP 400 INDEX AND THE LIPPER MID-CAP CORE FUNDS AVERAGE

[Line chart omitted -- plot points are as follows:]

                           Liberty Ridge              S&P MidCap              Lipper Mid-Cap Core
                         Mid-Cap Portfolio             400 Index                 Funds Average
---------------------------------------------------------------------------------------------------------------------------

11/30/98                      10000                      10000                     10000
12/31/98                      11100                      11208                     10862
1/31/99                       11300                      10772                     10833
2/28/99                       10640                      10208                     10279
3/31/99                       11180                      10493                     10711
4/30/99                       11420                      11321                     11409
5/31/99                       12010                      11370                     11511
6/30/99                       12840                      11979                     12230
7/31/99                       12650                      11724                     12065
8/31/99                       12190                      11322                     11790
9/30/99                       12017                      10972                     11648
10/31/99                      12110                      11532                     12162
11/30/99                      12556                      12137                     12900
12/31/99                      13948                      12858                     14203
1/31/00                       13363                      12496                     13833
2/29/00                       14007                      13371                     15418
3/31/00                       16066                      14489                     16025
4/30/00                       15703                      13984                     15218
5/31/00                       16347                      13809                     14747
6/30/00                       16230                      14012                     15597
7/31/00                       16008                      14233                     15411
8/31/00                       17716                      15822                     16966
9/30/00                       17178                      15714                     16734
10/31/00                      17006                      15181                     16180
11/30/00                      16047                      14035                     14733
12/31/00                      17919                      15109                     15889
1/31/01                       18306                      15445                     16141
2/28/01                       17905                      14564                     15152
3/31/01                       17360                      13481                     14209
4/30/01                       18952                      14968                     15470
5/31/01                       19611                      15317                     15844
6/30/01                       19740                      15255                     15811
7/31/01                       19439                      15028                     15476
8/31/01                       18751                      14536                     14878
9/30/01                       16077                      12728                     13071
10/31/01                      16798                      13291                     13633
11/30/01                      18415                      14280                     14603
12/31/01                      19344                      15017                     15328
1/31/02                       18622                      14940                     15133
2/28/02                       18261                      14958                     14966
3/31/02                       19070                      16027                     15902
4/30/02                       18983                      15952                     15759
5/31/02                       18738                      15683                     15505
6/30/02                       17453                      14535                     14426
7/31/02                       15807                      13127                     12977
8/31/02                       15894                      13193                     13050
9/30/02                       14580                      12130                     12054
10/31/02                      15331                      12656                     12519
11/30/02                      16428                      13388                     13257
12/31/02                      15735                      12838                     12688
1/31/03                       15360                      12463                     12390
2/28/03                       15143                      12166                     12119
3/31/03                       15172                      12269                     12212
4/30/03                       16154                      13159                     13089
5/31/03                       17756                      14250                     14203
6/30/03                       17727                      14432                     14397
7/31/03                       17973                      14944                     14864
8/31/03                       18694                      15622                     15493
9/30/03                       18420                      15382                     15229
10/31/03                      19777                      16545                     16321
11/30/03                      20254                      17122                     16773
12/31/03                      21134                      17411                     17209
1/31/04                       21683                      17788                     17636
2/29/04                       22217                      18215                     17989
3/31/04                       22044                      18293                     17976
4/30/04                       21538                      17692                     17410
5/31/04                       21625                      18059                     17706
6/30/04                       22087                      18470                     18177
7/31/04                       21091                      17608                     17299
8/31/04                       21163                      17562                     17180
9/30/04                       21740                      18082                     17798
10/31/04                      22666                      18372                     18111
11/30/04                      23929                      19466                     19218
12/31/04                      25119                      20281                     19906
1/31/05                       24399                      19763                     19389
2/28/05                       24899                      20426                     19918
3/31/05                       24267                      20200                     19677
4/30/05                       23048                      19415                     18852
5/31/05                       24091                      20584                     19810
6/30/05                       24458                      21061                     20315

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE LIBERTY RIDGE MID-CAP PORTFOLIO WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The Liberty Ridge Mid-Cap Portfolio's total return is based on net change in NAV, assuming reinvestment of distributions. The performance figures quoted may be lower at this time due to recent market volatility. The performance results are subject to change since June 30, 2005. Securities of small and medium sized companies involve greater risk and price volatility than larger, more established companies. The Portfolio's investment in technology companies involves the risk of volatility. In addition, the products of technology companies may be subject to severe competition and rapid obsolescence. The returns for certain periods may reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance would have been lower. Investors considering the Liberty Ridge Mid-Cap Portfolio should have a long-term investment horizon. The PBHG Insurance Series Fund is only available through certain variable annuity and variable life contracts offered by the separate accounts of participating insurance companies. The performance shown above does not reflect the fees and charges associated with the variable annuity provider. Early withdrawals may result in tax penalties as well as any sales charges assessed by the variable annuity provider. This information should be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending money. The Liberty Ridge Mid-Cap Portfolio commenced operations on November 30, 1998. For more information on the S&P MidCap 400 Index and the Lipper Mid-Cap Core Funds Average, please see the PBHG Disclosure Notes on page 74.

SECTOR WEIGHTINGS AT JUNE 30, 2005

[Pie chart omitted -- plot points are as follows:]

Basic Materials                        5%
Consumer Cyclical                     11%
Consumer Non-Cyclical                  2%
Energy                                 9%
Financial                             16%
Health Care                           11%
Industrial                             6%
Repurchase Agreement                  11%
Services                               5%
Transportation                         3%
Utilities                              3%
Technology                            18%

% of Total Portfolio Investments


TOP TEN COMMON STOCK HOLDINGS AT JUNE 30, 2005

Satyam Computer Services                          2.3%
Veritas Software                                  2.1%
ATI Technologies                                  2.0%
UnumProvident                                     2.0%
OfficeMax                                         1.7%
Avocent                                           1.7%
American Financial Realty Trust                   1.7%
Host Marriott                                     1.7%
Amdocs                                            1.6%
Axis Capital Holdings                             1.6%
------------------------------------------------------
COMBINED TOP TEN COMMON STOCK
HOLDINGS AS A % OF TOTAL PORTFOLIO
INVESTMENTS IN COMMON STOCK                      18.4%

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE MID-CAP PORTFOLIO


STATEMENT OF NET ASSETS
AS OF JUNE 30, 2005 (UNAUDITED)


--------------------------------------------------------------------------------
                                                       Market
Description                            Shares        Value (000)
--------------------------------------------------------------------------------

COMMON STOCK -- 97.7%
BASIC MATERIALS -- 5.1%
CHEMICALS-DIVERSIFIED -- 1.5%
Lyondell Chemical                      28,510      $      753
                                                   ----------
                                                          753
--------------------------------------------------------------------------------
CHEMICALS-PLASTICS -- 0.6%
Spartech                               18,370             327
                                                   ----------
                                                          327
--------------------------------------------------------------------------------
CHEMICALS-SPECIALTY -- 0.8%
Eastman Chemical                        7,090             391
                                                   ----------
                                                          391
--------------------------------------------------------------------------------
INDUSTRIAL GASES -- 0.6%
Air Products & Chemicals                4,800             290
                                                   ----------
                                                          290
--------------------------------------------------------------------------------
PAPER & RELATED PRODUCTS -- 1.6%
Domtar                                 26,110             193
Smurfit-Stone Container*               58,640             596
                                                   ----------
                                                          789
                                                   ----------
TOTAL BASIC MATERIALS (COST $2,626)                     2,550
                                                   ----------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 11.8%
CASINO SERVICES -- 1.1%
International Game Technology          19,520             549
                                                   ----------
                                                          549
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 1.5%
CDW                                    13,400             765
                                                   ----------
                                                          765
--------------------------------------------------------------------------------
GOLF -- 0.8%
Callaway Golf                          25,100             387
                                                   ----------
                                                          387
--------------------------------------------------------------------------------
HOTELS & MOTELS -- 1.0%
Fairmont Hotels & Resorts              15,010             523
                                                   ----------
                                                          523
--------------------------------------------------------------------------------
MULTIMEDIA -- 0.7%
EW Scripps, Cl A                        7,770             379
                                                   ----------
                                                          379
--------------------------------------------------------------------------------
PUBLISHING-PERIODICALS -- 0.7%
Reader's Digest Association            21,550             356
                                                   ----------
                                                          356
--------------------------------------------------------------------------------
RADIO -- 0.8%
Westwood One*                          20,060             410
                                                   ----------
                                                          410
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Market
Description                            Shares       Value (000)
--------------------------------------------------------------------------------

RETAIL-DISCOUNT -- 1.2%
Costco Wholesale                        9,100      $      408
Family Dollar Stores                    7,960             208
                                                   ----------
                                                          616
--------------------------------------------------------------------------------
RETAIL-JEWELRY -- 1.2%
Tiffany                                18,350             601
                                                   ----------
                                                          601
--------------------------------------------------------------------------------
RETAIL-OFFICE SUPPLIES -- 1.7%
OfficeMax                              28,150             838
                                                   ----------
                                                          838
--------------------------------------------------------------------------------
TELEVISION -- 1.1%
Univision Communications*              19,470             536
                                                   ----------
                                                          536
                                                   ----------
TOTAL CONSUMER CYCLICAL (COST $5,907)                   5,960
                                                   ----------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 2.1%
AGRICULTURAL OPERATIONS -- 1.2%
Tejon Ranch*                           12,180             627
                                                   ----------
                                                          627
--------------------------------------------------------------------------------
OFFICE SUPPLIES & FORMS -- 0.9%
Avery Dennison                          8,500             450
                                                   ----------
                                                          450
                                                   ----------
TOTAL CONSUMER NON-CYCLICAL (COST $1,092)               1,077
                                                   ----------
--------------------------------------------------------------------------------
ENERGY -- 10.1%
COAL -- 0.6%
Arch Coal                               5,960             325
                                                   ----------
                                                          325
--------------------------------------------------------------------------------
OIL & GAS DRILLING -- 4.1%
GlobalSantaFe                           9,690             395
Pride International*                   21,740             559
Rowan*                                 23,770             706
Todco, Cl A*                           15,570             400
                                                   ----------
                                                        2,060
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 1.0%
Noble Energy                            3,300             250
Pogo Producing                          5,000             259
                                                   ----------
                                                          509
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 1.5%
Tidewater                               9,100             347
Weatherford International*              6,700             388
                                                   ----------
                                                          735
--------------------------------------------------------------------------------
PIPELINES -- 2.9%
El Paso                                65,700             757
Williams                               36,370             691
                                                   ----------
                                                        1,448
                                                   ----------
TOTAL ENERGY (COST $3,638)                              5,077
                                                   ----------
--------------------------------------------------------------------------------

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE MID-CAP PORTFOLIO


--------------------------------------------------------------------------------
                                                      Market
Description                            Shares       Value (000)
--------------------------------------------------------------------------------

FINANCIAL -- 17.1%
COMMERCIAL BANKS-EASTERN US -- 1.0%
Commerce Bancorp                       16,400      $      497
                                                   ----------
                                                          497
--------------------------------------------------------------------------------
FINANCE-CREDIT CARD -- 1.1%
Providian Financial*                   32,700             577
                                                   ----------
                                                          577
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY SERVICES -- 1.1%
Federated Investors, Cl B              17,610             529
                                                   ----------
                                                          529
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 2.0%
UnumProvident                          54,190             993
                                                   ----------
                                                          993
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 2.5%
Allmerica Financial*                   14,100             523
Assurant                                5,880             212
XL Capital, Cl A                        6,940             517
                                                   ----------
                                                        1,252
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 0.8%
Fidelity National Financial            11,400             407
                                                   ----------
                                                          407
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT/SERVICES -- 0.5%
CB Richard Ellis Group, Cl A*           5,800             254
                                                   ----------
                                                          254
--------------------------------------------------------------------------------
REAL ESTATE OPERATION/DEVELOPMENT -- 0.8%
St. Joe                                 4,770             389
                                                   ----------
                                                          389
--------------------------------------------------------------------------------
REINSURANCE -- 3.0%
Aspen Insurance Holdings               18,060             498
Axis Capital Holdings                  28,040             793
Odyssey Re Holdings                     9,200             227
                                                   ----------
                                                        1,518
--------------------------------------------------------------------------------
REITS-HOTELS -- 1.6%
Host Marriott                          46,980             822
                                                   ----------
                                                          822
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 1.6%
American Financial Realty Trust        53,650             825
                                                   ----------
                                                          825
--------------------------------------------------------------------------------
S&L/THRIFTS-EASTERN US -- 1.1%
NewAlliance Bancshares                 39,020             548
                                                   ----------
                                                          548
                                                   ----------
TOTAL FINANCIAL (COST $7,443)                           8,611
                                                   ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 12.3%
DIAGNOSTIC EQUIPMENT -- 0.7%
Cytyc*                                 15,380             339
                                                   ----------
                                                          339
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Market
Description                            Shares       Value (000)
--------------------------------------------------------------------------------

DIALYSIS CENTERS -- 0.7%
DaVita*                                 7,500      $      341
                                                   ----------
                                                          341
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 2.4%
Becton Dickinson                        8,700             457
Biomet                                 10,170             352
Henry Schein*                           9,500             394
                                                   ----------
                                                        1,203
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 2.5%
Angiotech Pharmaceuticals*             45,730             634
Sepracor*                              10,760             645
                                                   ----------
                                                        1,279
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 1.1%
Barr Pharmaceuticals*                   6,390             312
Watson Pharmaceuticals*                 8,360             247
                                                   ----------
                                                          559
--------------------------------------------------------------------------------
MEDICAL-HMO -- 1.1%
WellCare Health Plans*                 16,500             586
                                                   ----------
                                                          586
--------------------------------------------------------------------------------
MEDICAL-HOSPITALS -- 0.5%
Tenet Healthcare*                      19,330             237
                                                   ----------
                                                          237
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 1.1%
Lincare Holdings*                      13,260             542
                                                   ----------
                                                          542
--------------------------------------------------------------------------------
THERAPEUTICS -- 2.2%
CV Therapeutics*                       24,970             560
Vicuron Pharmaceuticals*               19,930             556
                                                   ----------
                                                        1,116
                                                   ----------
TOTAL HEALTH CARE (COST $5,443)                         6,202
                                                   ----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 6.8%
AEROSPACE/DEFENSE-EQUIPMENT -- 0.4%
Alliant Techsystems*                    3,150             222
                                                   ----------
                                                          222
--------------------------------------------------------------------------------
BUILDING PRODUCTS-AIR & HEATING -- 0.7%
York International                      8,780             334
                                                   ----------
                                                          334
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 3.3%
Brink's                                18,050             650
Dover                                  13,900             506
Trinity Industries                     15,530             497
                                                   ----------
                                                        1,653
--------------------------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 0.8%
Applera Corp - Applied Biosystems Group19,100             376
                                                   ----------
                                                          376
--------------------------------------------------------------------------------

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE MID-CAP PORTFOLIO


--------------------------------------------------------------------------------
                                                       Market
Description                            Shares       Value (000)
--------------------------------------------------------------------------------

MACHINERY-PRINT TRADE -- 1.0%
Zebra Technologies, Cl A*              11,870      $      520
                                                   ----------
                                                          520
--------------------------------------------------------------------------------
TRANSPORT-EQUIPMENT & LEASING -- 0.6%
GATX                                    8,730             301
                                                   ----------
                                                          301
                                                   ----------
TOTAL INDUSTRIAL (COST $3,000)                          3,406
                                                   ----------
--------------------------------------------------------------------------------
SERVICES -- 5.9%
ADVERTISING AGENCIES -- 1.0%
Interpublic                            40,860             498
                                                   ----------
                                                          498
--------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 2.6%
ChoicePoint*                           18,530             742
Quanta Services*                       64,800             570
                                                   ----------
                                                        1,312
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 2.3%
DST Systems*                           10,530             493
Manhattan Associates*                  34,120             655
                                                   ----------
                                                        1,148
                                                   ----------
TOTAL SERVICES (COST $2,879)                            2,958
                                                   ----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 20.3%
APPLICATIONS SOFTWARE -- 3.9%
Citrix Systems*                        18,350             397
Intuit*                                 8,940             403
Satyam Computer Services               44,060           1,146
                                                   ----------
                                                        1,946
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 4.8%
Dun & Bradstreet*                       8,220             507
MoneyGram International                18,500             354
SEI Investments                        14,900             556
Veritas Software*                      41,990           1,024
                                                   ----------
                                                        2,441
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 2.5%
Celestica*                             50,740             680
Flextronics International*             34,530             456
Gentex                                  7,100             129
                                                   ----------
                                                        1,265
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 2.8%
ATI Technologies*                      84,020             996
Fairchild Semiconductor International*  8,630             127
Intersil, Cl A                         14,200             266
                                                   ----------
                                                        1,389
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Market
Description                            Shares       Value (000)
--------------------------------------------------------------------------------

ELECTRONIC DESIGN AUTOMATION -- 0.7%
Cadence Design Systems*                25,450   $         348
                                                   ----------
                                                          348
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 0.8%
MicroStrategy, Cl A*                    8,070             428
                                                   ----------
                                                          428
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE EQUIPMENT -- 1.6%
Avocent*                               31,750             830
                                                   ----------
                                                          830
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 1.6%
Maxim Integrated Products               8,460             323
United Microelectronics ADR           112,010             461
                                                   ----------
                                                          784
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 1.6%
Amdocs*                                30,670             811
                                                   ----------
                                                          811
                                                   ----------
TOTAL TECHNOLOGY (COST $9,630)                         10,242
                                                   ----------
--------------------------------------------------------------------------------
TRANSPORTATION -- 3.4%
TRANSPORT-AIR FREIGHT -- 1.0%
EGL*                                   24,260             493
                                                   ----------
                                                          493
--------------------------------------------------------------------------------
TRANSPORT-TRUCK -- 1.3%
CNF                                    15,000             673
                                                   ----------
                                                          673
--------------------------------------------------------------------------------
TRANSPORTATION-RAIL -- 1.1%
Norfolk Southern                       17,110             530
                                                   ----------
                                                          530
                                                   ----------
TOTAL TRANSPORTATION (COST $1,819)                      1,696
                                                   ----------
--------------------------------------------------------------------------------
UTILITIES -- 2.8%
ELECTRIC-INTEGRATED -- 1.4%
Alliant Energy                         10,800             304
Public Service Enterprise Group         6,480             394
                                                   ----------
                                                          698
--------------------------------------------------------------------------------
INDEPENDENT POWER PRODUCER -- 1.4%
Reliant Energy*                        59,900             742
                                                   ----------
                                                          742
                                                   ----------
TOTAL UTILITIES (COST $1,169)                           1,440
                                                   ----------
TOTAL COMMON STOCK (COST $44,646)                      49,219
                                                   ----------
--------------------------------------------------------------------------------

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE MID-CAP PORTFOLIO


--------------------------------------------------------------------------------
                                        Face          Market
Description                         Amount (000)   Value (000)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 11.6%
Morgan Stanley
   3.25%, dated 06/30/05, to be
   repurchased on 07/01/05, repurchase
   price $5,848,307 (collateralized by
   a U.S. Government obligation,
   par value $5,950,000, 6.000%, 11/15/24,
   total market value $6,010,353)(A)   $5,848      $    5,848
                                                   ----------
TOTAL REPURCHASE AGREEMENT (COST $5,848)                5,848
                                                   ----------
TOTAL INVESTMENTS -- 109.3% (COST $50,494)             55,067
                                                   ----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (9.3)%
Payable for investment securities purchased            (5,306)
Payable for fund shares redeemed                          (98)
Payable for investment advisory fees                      (32)
Payable for administrative fees                            (5)
Other assets and liabilities, net                         752
                                                   ----------
TOTAL OTHER ASSETS AND LIABILITIES                     (4,689)
                                                   ----------
NET ASSETS -- 100.0%                               $   50,378
                                                   ==========

--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value) based on 3,025,883
   outstanding shares of beneficial interest       $   40,188
Undistributed net investment income                        75
Accumulated net realized gain on investments            5,542
Net unrealized appreciation on investments              4,573
                                                   ----------
NET ASSETS                                         $   50,378
                                                   ==========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                          $16.65
                                                       ======

* Non-income producing security.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class
REITs -- Real Estate Investment Trusts
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE MID-CAP PORTFOLIO

STATEMENT OF OPERATIONS (000)
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2005 (UNAUDITED)

INVESTMENT INCOME:
     Dividends..................................................................................................        $    321
     Interest...................................................................................................              18
                                                                                                                        --------
         Total Investment Income................................................................................             339
                                                                                                                        --------
EXPENSES:
     Investment Advisory Fees...................................................................................             191
     Administrative Fees........................................................................................              28
     Trustees' Fees.............................................................................................               5
     Professional Fees..........................................................................................              15
     Transfer Agent Fees........................................................................................              12
     Printing Fees..............................................................................................               5
     Custodian Fees.............................................................................................               4
     Other Fees.................................................................................................               4
                                                                                                                        --------
         Total Expenses.........................................................................................             264
                                                                                                                        --------
NET INVESTMENT INCOME...........................................................................................              75
                                                                                                                        --------
Net Realized Gain from Security Transactions....................................................................           1,624
Net Change in Unrealized Depreciation on Investments............................................................          (2,951)
                                                                                                                        --------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS.................................................................          (1,327)
                                                                                                                        --------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS................................................................        $ (1,252)
                                                                                                                        ========


The accompanying notes are an integral part of the financial statements.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE MID-CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (000)
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2005 (UNAUDITED) AND THE YEAR ENDED DECEMBER 31, 2004

                                                                                                    01/01/05          01/01/04
                                                                                                       to                to
                                                                                                    06/30/05          12/31/04
                                                                                                 --------------     --------------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss).............................................................      $      75          $     (99)
   Net Realized Gain from Security Transactions.............................................          1,624              4,034
   Net Change in Unrealized Appreciation (Depreciation) on Investments .....................         (2,951)             3,135
                                                                                                  ---------          ---------
   Net Increase (Decrease) in Net Assets Resulting from Operations..........................         (1,252)             7,070
                                                                                                  ---------          ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Capital Gains........................................................................             --               (675)
                                                                                                  ---------          ---------
   Total Distributions......................................................................             --               (675)
                                                                                                  ---------          ---------
CAPITAL SHARE TRANSACTIONS:
   Shares Issued............................................................................          7,140             12,814
   Shares Reinvested........................................................................             --                675
   Shares Redeemed..........................................................................         (2,276)            (3,977)
                                                                                                  ---------          ---------
   Net Increase in Net Assets Derived from Capital Share Transactions.......................          4,864              9,512
                                                                                                  ---------          ---------
      Total Increase in Net Assets..........................................................          3,612             15,907
                                                                                                  ---------          ---------
NET ASSETS:
   Beginning of Period......................................................................         46,766             30,859
                                                                                                  ---------          ---------
   End of Period............................................................................        $50,378            $46,766
                                                                                                  =========          =========
   Undistributed Net Investment Income......................................................      $      75          $      --
                                                                                                  =========          =========
SHARES ISSUED AND REDEEMED:
   Shares Issued............................................................................            429                845
   Shares Reinvested........................................................................             --                 46
   Shares Redeemed..........................................................................           (138)              (263)
                                                                                                  ---------          ---------
   Net Increase in Shares Outstanding.......................................................            291                628
                                                                                                  =========          =========

  Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE MID-CAP PORTFOLIO


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR OR PERIOD
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2005 (UNAUDITED) AND THE YEARS ENDED DECEMBER 31,



                                                                 Net
                     Net                                    Realized and
                    Asset                  Net               Unrealized                                Dividends
                   Value,              Investment               Gains                Total             from Net
                  Beginning              Income               (Losses)                From            Investment
                  of Period              (Loss)             on Securities          Operations           Income
-------------------------------------------------------------------------------------------------------------------------

  2005*            $17.10                  $0.03 1             $(0.48)               $(0.45)                --
  2004              14.64                  (0.04) 1              2.76                  2.72                 --
  2003              10.90                  (0.03) 1              3.77                  3.74                 --
  2002              13.40                     --                (2.50)                (2.50)                --
  2001              12.49                     --                 0.98                  0.98                 --
  2000              11.92                   0.02                 3.34                  3.36             $(0.04)






            Distributions                                  Net                                      Net                 Ratio
                from                Total             Asset Value,                              Assets, End          of Expenses
               Capital          Dividends and              End                Total              of Period           to Average
                Gains            Distributions          of Period             Return               (000)             Net Assets
------------------------------------------------------------------------------------------------------------------------------------

  2005*              --                  --              $16.65               (2.63)%+          $50,378                 1.18%**
  2004           $(0.26)             $(0.26)              17.10               18.86%             46,766                 1.17%
  2003               --                  --               14.64               34.31%             30,859                 1.20%
  2002               --                  --               10.90              (18.66)%            13,693                 1.20%
  2001            (0.07)              (0.07)              13.40                7.95%              3,555                 1.20%
  2000            (2.75)              (2.79)              12.49               28.47%                896                 1.20%

                                                        Ratio
                                                       of Net
           Ratio of Net             Ratio            Investment
            Investment           of Expenses        Income (Loss)
              Income             to Average          to Average
              (Loss)             Net Assets          Net Assets           Portfolio
            to Average           (Excluding          (Excluding           Turnover
            Net Assets            Waivers)            Waivers)              Rate
---------------------------------------------------------------------------------------------

  2005*        0.34%**              1.18%**             0.34%**             54.31%+
  2004        (0.26)%               1.17%              (0.26)%             123.19%
  2003        (0.24)%               1.23%              (0.27)%             147.82%
  2002        (0.07)%               1.47%              (0.34)%             197.63%
  2001         0.07%                2.40%              (1.13)%             251.16%
  2000         0.19%                4.52%              (3.13)%             260.64%


 * For the six month period ended June 30, 2005.
** Annualized.
 + Total return and portfolio turnover have not been annualized.
 1 Per share calculations were performed using average shares for the period. Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE MID-CAP PORTFOLIO


NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2005 (UNAUDITED)

1.  ORGANIZATION

Liberty Ridge Mid-Cap Portfolio (the "Portfolio"), is a series of PBHG Insurance Series Fund (the "Fund"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund consists of the Portfolio and seven others: the Liberty Ridge Growth II Portfolio (the "Growth II Portfolio"), the Liberty Ridge Large Cap Growth Concentrated Portfolio (the "Large Cap Growth Concentrated Portfolio"), the Liberty Ridge Large Cap Growth Portfolio (the "Large Cap Growth Portfolio"), the Liberty Ridge Select Value Portfolio (the "Select Value Portfolio"), the Liberty Ridge Small Cap Growth Portfolio (the "Small Cap Growth Portfolio"), the Liberty Ridge Small Cap Portfolio (the "Small Cap Portfolio"), and the Liberty Ridge Technology & Communications Portfolio (the "Technology & Communications Portfolio"), (each a "Portfolio" and, collectively, the "Portfolios"). Each Portfolio of the Fund is classified as a diversified management investment company, with the exception of the Large Cap Growth Concentrated Portfolio and the Technology & Communications Portfolio, which are classified as non-diversified management investment companies. The financial statements presented herein do not include the Growth II Portfolio, the Large Cap Growth Concentrated Portfolio, the Large Cap Growth Portfolio, the Select Value Portfolio, the Small Cap Growth Portfolio, the Small Cap Portfolio, or the Technology & Communications Portfolio, whose financial statements are presented separately. The Portfolio's prospectus provides a description of the Portfolio's investment objectives, policies and strategies. The assets of the Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At June 30, 2005, 53% and 30% of the outstanding shares of the Portfolio were held by the separate accounts of two participating insurance companies.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Portfolio.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market on which they are traded on valuation date (or at approximately 4:00 pm ET if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Redeemable securities issued by open-end investment companies are valued at the investment company's applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities. If a security price cannot be obtained from an independent, third-party pricing agent, SEI Investments Global Funds Services (the "Sub-Administrator") shall seek to obtain a bid price from at least one independent broker. Old Mutual Fund Services (the "Administrator") shall supply the Sub-Administrator with the appropriate broker contact(s), and, to ensure independence, the Sub-Administrator will contact the broker(s) at least on a weekly basis in order to obtain an independent quotation. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. If quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a market and prior to the calculation of NAV, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared annually, if available. Distributions of net realized capital gains are generally made to shareholders annually, if available.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE MID-CAP PORTFOLIO


NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by the Portfolio may be delayed or limited.

COMPENSATING BALANCES -- Per the terms of an informal agreement with Wachovia Bank, N.A. ("Wachovia") the custodian of the Portfolio, if the Portfolio has a cash overdraft in excess of $100,000 on a given day, it is required to leave 112% in compensating balance with Wachovia on the following day. If the Portfolio has a positive cash balance in excess of $100,000 on a given day, it is allowed to overdraw 90% of the balance with Wachovia on the following day. The Portfolio did not have any compensating balances with Wachovia at June 30, 2005.

OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative net assets.

COMMISSION RECAPTURE -- Liberty Ridge Capital, Inc. (formerly known as Pilgrim Baxter & Associates, Ltd.) (the "Adviser") may direct Portfolio trades to brokers who compensate the Portfolio, in cash, based on a percentage of related trading commissions. Such payments are reported as realized gains. During the six month period ended June 30, 2005, the Portfolio received $1,487 under these arrangements.

REDEMPTION FEES -- The Portfolio will generally impose a 2% redemption/exchange fee on total redemption proceeds of any shareholder redeeming shares (including redemption by exchange) of the Portfolio within 10 calendar days of their purchase. The 2% redemption fee will not be charged on transactions involving, among other things, (i) total or partial redemption of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that do not have the systematic capability to process the redemption fees, (ii) total or partial redemptions of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that have negotiated pre-existing legal covenants and agreements with the Fund to waive or not to impose redemption fees, and (iii) because of systems limitations of certain intermediaries, preexisting contrary legal covenants and agreements with intermediaries and general marketplace resistance. As a result of such limitations, no redemption fees were imposed during the six month period ended June 30, 2005 because all shareholders of the Portfolio are in omnibus accounts.

3.   INVESTMENT ADVISORY FEES, ADMINISTRATIVE
     FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund and the Adviser are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser is paid a monthly fee at an annual rate of 0.85% of the first $1 billion of the average daily net assets of the Portfolio, 0.80% of the next $500 million of the average daily net assets of the Portfolio, 0.75% of the next $500 million of the average daily net assets of the Portfolio, 0.70% of the next $500 million of the average daily net assets of the Portfolio, and 0.65% of the average daily net assets of the Portfolio in excess of $2.5 billion. In the interest of limiting expenses of the Portfolio, the Adviser has entered into an Expense Limitation Agreement with the Fund ("Expense Limitation Agreement"). With respect to the Portfolio, the Adviser has agreed to waive or limit its fees and to assume other expenses of the Portfolio to the extent necessary to limit the total annual operating expenses (expressed as a percentage of the Portfolio's average daily net assets) to 1.20%. Reimbursement by the Portfolio of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement during any of the two previous fiscal years may be made when the Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed 1.20%. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's assets exceed $75 million; (ii) the Portfolio's total annual expense ratio is less than 1.20%, and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. At June 30, 2005, the amount of advisory fee waivers and the reimbursements of third party expenses by the Adviser subject to possible recapture was $6,007. At this time, the Portfolio's assets are less than $75 million. No amounts have been recaptured by the Adviser during the six month period ended June 30, 2005.

Old Mutual Fund Services, an indirect, wholly-owned subsidiary of the Old Mutual
(US) Holdings Inc., parent company of the Adviser, provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator receives a fee for these administrative services, which is calculated daily and paid monthly, at an annual rate of 0.1227% of the average daily net assets of the Portfolio.

The Fund has entered into a distribution agreement with PBHG Fund Distributors (the "Distributor"), an indirect, wholly-owned subsidiary of the Old Mutual (US) Holdings Inc. The Distributor receives no compensation for serving in such capacity.

SEI Investments Global Funds Services serves as sub-administrator to the Fund. SEI Investments Management Corporation,

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE MID-CAP PORTFOLIO


NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)


a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Sub-Administrator. The Sub-Administrator assists the Administrator in providing administrative services to the Fund. Pursuant to an amended and restated administration agreement between the Administrator and the Sub-Administrator, the Sub-Administrator will be paid a portion of the Administrator's fees based on the resulting higher value from the following calculations (1) a fee based on the average daily net assets of the Trust, Old Mutual Advisor Funds, and the PBHG Funds of: (i) 0.0165% on the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010% of the excess over $20 billion and (2) a fee based on the aggregate number of Funds of the Trust, PBHG Fund Family calculated at the sum of between $50,000 and $60,000 per Fund, depending on the total number of funds.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund.

Certain officers of the Fund are or were officers of the Adviser, Administrator, Sub-Administrator and the Distributor. These interested persons received no compensation from the Fund for such services.

4.  INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Portfolio for the six month period ended June 30, 2005, amounted to $28,552,374 and $24,372,734, respectively.

5.  FEDERAL TAX INFORMATION

It is the Portfolio's intention to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. These reclassifications have no effect on net assets or net asset value per share.

The tax character of dividends and distributions declared during the years ended December 31, 2004 and December 31, 2003 were as follows (000):

                   ORDINARY       LONG-TERM
                     INCOME     CAPITAL GAINS     TOTAL
                  -----------  ---------------   -------
          2004        $576          $99           $675
          2003          --           --             --

As of December 31, 2004, the components of distributable earnings were as follows (000):

        Undistributed ordinary income              $ 2,888
        Undistributed long-term capital gain         1,143
        Unrealized appreciation                      7,411
                                                   -------
                                                   $11,442
                                                   =======

At June 30, 2005, the total cost of securities and the net realized gains or losses on securities for Federal income tax purposes were not different from amounts reported for financial reporting purposes. The Federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by the Portfolio for Federal income tax purposes at June 30, 2005 were as follows
(000):

        FEDERAL                                       NET
          TAX      UNREALIZED      UNREALIZED     UNREALIZED
         COST     APPRECIATION    DEPRECIATION   APPRECIATION
        --------  -------------   -------------  -------------
        $50,494      $6,072         $(1,499)        $4,573

6.  CONCENTRATIONS/RISKS

The Portfolio may invest a high percentage of its assets in specific sectors of the market, such as technology, in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the Portfolio's net asset value and will cause its shares to fluctuate more than if the Portfolio did not focus its investments in specific sectors.

7.  INTERFUND LENDING

Pursuant to resolutions adopted by the Boards of Trustees of each of PBHG Funds, PBHG Insurance Series Fund and Old Mutual Advisor Funds (together, the "Trusts"), on behalf of each series portfolio of the Trusts (collectively the "Lending Funds" and individually the "Lending Fund") a Lending Fund may borrow or lend an amount up to its prospectus-defined limitations from or to other funds. All such borrowing and lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August 12, 2003 to the Trusts and the Adviser.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the Lending Funds from investments in overnight repurchase

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE MID-CAP PORTFOLIO


NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONCLUDED)


agreements) and the bank loan rate (Federal Funds Rate plus 50 basis points).

The Portfolio had no outstanding borrowings or loans under the interfund lending agreement at June 30, 2005, or at any time during the six month period ended June 30, 2005.

8.  LITIGATION WITH RESPECT TO THE
    INVESTMENT ADVISER

In June 2004, the Adviser reached settlement agreements with respect to the market timing and selective disclosure actions filed by the Securities and Exchange Commission ("SEC") and New York Attorney General ("NYAG"). Under the NYAG settlement, if certain terms and undertakings are not met, the NYAG settlement stipulates that the Adviser shall promptly terminate its management of the Fund. In this event, the Fund's Board of Trustees would be required to seek new management or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), the Adviser, PBHG Funds, and certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "Civil Litigation"). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the Adviser, PBHG Funds, and certain related parties in other jurisdictions, and had been transferred to the MDL Court.

The Civil Litigation and the previously filed suits are primarily based upon allegations in the SEC civil action and the NYAG civil action. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees of the PBHG Funds, the removal of the Adviser as investment adviser of the PBHG Funds, the removal of PBHG Fund Distributors as distributor of the PBHG Funds' shares, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against the Adviser, as well as numerous unrelated mutual fund complexes and financial institutions (the "WVAG Litigation"). The Fund was not named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia, alleges that the Adviser permitted short-term trading in excess of PBHG Funds' disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time PBHG Funds. The WVAG alleges the foregoing violated the West Virginia Consumer Credit and Protection Act (W. Va. Code ss. 46A-1-101, et seq.) and is seeking injunctions; civil monetary penalties; a writ of quo warranto against the defendants for their alleged improper actions; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies ("Future State Litigation"). A separate class action complaint involving Liberty Ridge Capital has been filed by a former Liberty Ridge Capital employee seeking damages on behalf of himself and other current and former Liberty Ridge Capital employees for actions taken by Liberty Ridge Capital and its former principals that led to the value of such employees' phantom equity units being deemed worthless (the "Employee Litigation" and, together with the Civil Litigation, the WVAG Litigation and the Future State Litigation, the "Litigation").

At this stage of the Litigation, the Adviser believes that it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against the Adviser, PBHG Funds or any named defendant. While it is currently too early to predict the result of the Litigation, the Adviser does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment adviser to the Fund. However, the Adviser is currently unable to gauge the level of shareholder redemptions that may result from the news of these pending lawsuits. Redemptions may require the Funds to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the funds. In addition, if the Adviser is unsuccessful in its defense of the WVAG Litigation, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of the Adviser or any company that is an affiliated person of the Adviser from serving as an investment adviser to any registered investment company, including the Fund. The Fund has been informed by the Adviser, if these results occur, the Adviser will seek exemptive relief from the SEC to permit the Adviser to continue to serve as your fund's investment adviser. There is no assurance that such exemptive relief will be granted.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE MID-CAP PORTFOLIO


PBHG DISCLOSURE NOTES (UNAUDITED)

AVERAGE

The LIPPER MID-CAP CORE FUNDS AVERAGE represents 315 mutual funds classified by Lipper, Inc. in the Mid-Cap Core category.

The Lipper performance figures are based on the changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested.

The Lipper returns for certain periods reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance may have been lower.

INDEX

The S&P MIDCAP 400 INDEX is an unmanaged capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

The S&P MidCap 400 Index (the "Index") and the Lipper Mid-Cap Core Funds Average (the "Average") are presented for illustrative purposes only, and are not intended to imply the past or future performance of the Portfolio. The performance of the Index and Average assumes reinvestment of capital gains and income dividends but assumes no transaction costs, taxes, management fees or other expenses. A direct investment in the Index and/or Average is not possible.

[ART OMITTED]

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)
As of July 26, 2005

The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee serves as a Trustee and each officer serves as an officer in a similar capacity for PBHG Funds, a registered investment company advised by the Adviser. Unless otherwise noted, all Trustees and officers can be contacted c/o Liberty Ridge Capital, Inc., 1400 Liberty Ridge Drive, Wayne, PA 19087. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and officers. The SAI may be obtained without charge by calling 1-800-433-0051.

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------

                                                  TERM OF
                                POSITION         OFFICE AND
                                HELD WITH        LENGTH OF                         PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE          THE FUND        TIME SERVED                          DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Leigh A. Wilson               Chairman of         Trustee                       Chief Executive Officer, New Century Living, Inc.
 (60)                          the Board          since 2005                    (older adult housing) since 1992. Director, Chimney
                                                                                Rock Winery LLC, 2000 to 2004, and Chimney
                                                                                Rock Winery Corp (winery), 1985 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
John R. Bartholdson            Trustee             Trustee                      Chief Financial Officer, The Triumph Group, Inc.
(60)                                             since 1997                     (manufacturing) since 1992.
------------------------------------------------------------------------------------------------------------------------------------
Jettie M. Edwards              Trustee             Trustee                      Consultant, Syrus Associates (business and marketing
 (59)                                            since 1997                     consulting firm), 1986 to 2002.
------------------------------------------------------------------------------------------------------------------------------------
Albert A. Miller               Trustee            Trustee                       Senior Vice President, Cherry & Webb, CWT
 (71)                                            since 1997                     Specialty Stores, 1995 to 2000. Advisor and
                                                                                Secretary, the Underwoman Shoppes Inc. (retail
                                                                                clothing stores) 1980 to 2002. Retired.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                 NUMBER OF                         OTHER
                               PORTFOLIOS IN                   DIRECTORSHIPS
                             COMPLEX OVERSEEN                       HELD
NAME, ADDRESS, AND AGE           BY TRUSTEE                     BY TRUSTEE
------------------------------------------------------------------------------------------------
Leigh A. Wilson                     26                    Trustee, The Victory
 (60)                                                     Portfolios since 1992,
                                                          The Victory Institutional
                                                          Funds since 2003 and
                                                          The Victory Variable Insurance
                                                          Funds since 1998 (investment
                                                          companies - 22 total portfolios).
                                                          Trustee, PBHG Funds, since 2005.
------------------------------------------------------------------------------------------------
John R. Bartholdson                 26                    Director, The Triumph
(60)                                                      Group, Inc. since 1992.
                                                          Trustee, PBHG Funds
                                                          since 1995.Trustee, Old
                                                          Mutual Advisor Funds,
                                                          since 2004.
------------------------------------------------------------------------------------------------
Jettie M. Edwards                   26                    Trustee, EQ Advisors (investment
 (59)                                                     company-37 portfolios) since 1997.
                                                          Trustee, PBHG Funds, since 1995.
------------------------------------------------------------------------------------------------
Albert A. Miller                    26                    Trustee, PBHG Funds,
 (71)                                                     since 1995.
------------------------------------------------------------------------------------------------

* Trustee of the Trust until such time as his or her successor is duly elected and appointed.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------------------------------------------------

                                                TERM OF
                              POSITION         OFFICE AND
                              HELD WITH        LENGTH OF                           PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE        THE FUND        TIME SERVED                            DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------

David J. Bullock**            President         President                       Director, President and Chief Executive Officer
 (49)                                             since                         since 2004, Old Mutual Capital, Inc. Trustee
                                                  2003                          and President since 2004, Old Mutual Advisor Funds.
                                                                                Chief Executive Officer, President and Director
                                                                                since 2003 and Chief Operating Officer in 2003,
                                                                                Liberty Ridge Capital. Chief Executive Officer and
                                                                                Trustee since 2003, Old Mutual Investment Partners.
                                                                                Trustee since 2003, Old Mutual Fund Services.
                                                                                Director since 2003, Old Mutual Shareholder
                                                                                Services, Inc. President since 2003, PBHG Funds.
                                                                                President and Chief Executive Officer from 1998 to
                                                                                2003, Transamerica Capital, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Lee T. Cummings**               Vice              Vice                          Vice President since 2001, Director of Sales
 (41)                        President          President                       and Marketing since 2004 and  Director of
                                               since 2005                       Mutual Fund Operations from 1996 to 2001,
                                                                                Liberty Ridge Capital, Inc. Vice President since
                                                                                2003 and President from 1999 to 2003, Old Mutual
                                                                                Investment Partners. Vice President from 2004 to
                                                                                2005, President from 1998 to 2004, Old Mutual Fund
                                                                                Services. Vice President from 2004 to 2005 and
                                                                                President from 2001 to 2004, Old Mutual Shareholder
                                                                                Services, Inc. Treasurer, Chief Financial Officer
                                                                                and Controller from 1997 to 2005 and Vice President
                                                                                since 2005, PBHG Funds. Treasurer, Chief Financial
                                                                                Officer and Controller from 1997 to 2005, PBHG
                                                                                Insurance Series Fund. Treasurer, Chief Financial
                                                                                Officer and Controller from 2004 to 2005, Old
                                                                                Mutual Advisor Funds.
------------------------------------------------------------------------------------------------------------------------------------

PBHG Insurance Series Fund
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)
As of July 26, 2005

------------------------------------------------------------------------------------------------------------------------------------
OFFICERS (CONCLUDED)
------------------------------------------------------------------------------------------------------------------------------------
                                                      TERM OF
                                POSITION             OFFICE AND
                                HELD WITH             LENGTH OF                               PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE          THE FUND             TIME SERVED                                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Veilleux             Senior Vice      Senior Vice President           Senior Vice President since 2005, PBHG Funds.
(61)                            President       since 2005. Employed for        President since May 2002, EJV Financial
                                                 an initial term of three       Services, LLC. Director, Deutsche Bank (and
                                                years and thereafter for        predecessor companies) and Executive Vice President
                                                   successive one year          and Chief Administrative Officer, Investment
                                                 terms unless terminated        Company Capital Corp (registered investment
                                                 prior to the end of the        advisor and registered transfer agent)
                                                   then current term.           from 1987 to 2002.
------------------------------------------------------------------------------------------------------------------------------------
John M. Zerr**               Vice President         Vice President              Chief Operating Officer since 2004, Senior
(43)                          and Secretary          and Secretary              Vice President since 2001, and General Counsel
                                                       since 1997               and Secretary since 1996, Liberty Ridge Capital,
                                                                                Inc. Executive Vice President, Secretary and
                                                                                General Counsel since 2004, Old Mutual Capital,
                                                                                Inc. Chief Operating Officer from 2004 to 2005 and
                                                                                General Counsel and Secretary from 1998 to 2005,
                                                                                Old Mutual Investment Partners. General Counsel
                                                                                and Secretary from 1998 to 2005, Old Mutual Fund
                                                                                Services. General Counsel and Secretary from 2001
                                                                                to 2005, Old Mutual Shareholder Services, Inc. Vice
                                                                                President and Secretary since 2004, Old Mutual
                                                                                Advisor Funds. Vice President and Secretary since
                                                                                1997, PBHG Funds. General Counsel and Secretary
                                                                                from 1996 to 2002, Pilgrim Baxter Value Investors,
                                                                                Inc.
------------------------------------------------------------------------------------------------------------------------------------
Brian C. Dillon**                 Vice             Vice President               Vice President and Chief Compliance Officer since
(42)                            President           since 2001 and              2001, Liberty Ridge Capital, Inc. Vice President
                                and Chief          Chief Compliance             and Chief Compliance Officer since 2004, Old Mutual
                               Compliance         Officer since 2004            Capital, Inc. Vice President, Chief Compliance
                                 Officer                                        Officer and Registered Principal since  2001, Old
                                                                                Mutual Investment Partners. Chief Compliance Officer
                                                                                since 2001, Old Mutual Fund Services. Chief
                                                                                Compliance Officer since 2001, Old Mutual
                                                                                Shareholder Services, Inc. Vice President and Chief
                                                                                Compliance Officer since 2004, Old Mutual Advisor
                                                                                Funds. Vice President since 2001 and Chief
                                                                                Compliance Officer since 2004, PBHG Funds. Chief
                                                                                Compliance Officer from 2001 to 2002, Pilgrim
                                                                                Baxter Value Investors, Inc. Chief Compliance
                                                                                Officer from 2001 to 2003, Pilgrim Baxter Private
                                                                                Equity Advisors. Vice President and Deputy
                                                                                Compliance Director from 1995 to 2001, Delaware
                                                                                Investments.
------------------------------------------------------------------------------------------------------------------------------------
Robert E. Putney, III**           Vice             Vice President and           Senior Vice President, Deputy General Counsel and
(45)                            President         Assistant Secretary           Assistant Secretary from 2004 to 2005, Old
                              and Assistant          since 2002                 Mutual Capital, Inc. Deputy General Counsel since
                               Secretary                                        2004, Vice President and Assistant Secretary since
                                                                                2001 and Senior Legal Counsel from 2001  to 2004,
                                                                                Liberty Ridge Capital, Inc. Senior Vice President
                                                                                and Deputy General Counsel from 2004 to 2005,
                                                                                Assistant Secretary from 2001 to 2005 and Senior
                                                                                Legal Counsel and Vice President from 2001 to 2004,
                                                                                Old Mutual Investment Partners. Senior Vice
                                                                                President and Deputy General Counsel from 2004 to
                                                                                2005, Assistant Secretary from 2001 to 2005 and
                                                                                Senior Legal Counsel and Vice President from 2001
                                                                                to 2004, Old Mutual Fund Services. Senior Vice
                                                                                President and Deputy General Counsel from 2004 to
                                                                                2005, Assistant Secretary from 2001 to 2005 and
                                                                                Senior Legal Counsel and Vice President from 2001
                                                                                to 2004, Old Mutual Shareholder Services, Inc.
                                                                                Vice President and Assistant Secretary since 2004,
                                                                                Old Mutual Advisor Funds. Vice President and
                                                                                Assistant Secretary since 2001, PBHG Funds. Senior
                                                                                Counsel and Assistant Secretary from 2001 to 2002,
                                                                                Pilgrim Baxter Value Investors, Inc. Director and
                                                                                Senior Counsel from 1997 to 2001, Merrill Lynch
                                                                                Investment Managers, L.P. and Princeton
                                                                                Administrators, L.P. and holding various other
                                                                                positions with these companies from 1991 to 1997.
                                                                                Secretary of various Merrill Lynch and Mercury
                                                                                open-end funds, as well as Somerset Exchange Fund
                                                                                and The Europe Fund, Inc. until December 2001.
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Black**               Treasurer,              Treasurer,                Treasurer, Chief Financial Officer and Controller,
(45)                            Chief               Chief Financial             PBHG Funds since July 2005. Treasurer, Chief
                              Financial               Officer and               Financial Officer and Controller, Old Mutual
                              and Officer             Controller                Advisor Funds since 2004. Chief Financial Officer,
                              Controller            since July 2005             Chief Administrative Officer, Executive Vice
                                                                                President and Treasurer of Old Mutual Capital,
                                                                                Inc. since July 2004. Chief Financial Officer,
                                                                                Chief Administrative Officer of Old Mutual
                                                                                Investment Partners since 2004. President,
                                                                                Treasurer and Chief Financial Officer of Old
                                                                                Mutual Fund Services since 2004. President,
                                                                                Treasurer and Chief Financial Officer of Old
                                                                                Mutual Shareholder Services since 2004. Senior
                                                                                Vice President and Chief Financial Officer of
                                                                                Transamerica Capital, Inc. from 2000 through 2004.
                                                                                Chief Financial Officer of Coldwell Banker Moore &
                                                                                Company (Denver Metro) (formerly Moore and Company
                                                                                Realtor) from 1997 through March 2000.
------------------------------------------------------------------------------------------------------------------------------------
William P. Schanne**          Assistant           Assistant Treasurer           Assistant Treasurer since 2004, Old Mutual Advisor
(32)                          Treasurer               since 2001                Funds. Assistant Treasurer since 2001, PBHG Funds.
                                                                                Fund Administration Associate since 2001, Liberty
                                                                                Ridge Capital, Inc. Fund Administration Associate
                                                                                since 2001, Old Mutual Fund Services. Fund
                                                                                Accounting Supervisor from 1999 to 2001 and Fund
                                                                                Accountant from 1998 to 1999, PFPC Inc.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth R. Naes**             Assistant           Assistant Treasurer           Assistant Treasurer, PBHG Funds, since July 2005.
(39)                          Treasurer           since July 2005               Vice President, Old Mutual Fund Services since
                                                                                July 2005. Director of Fund Services, Old Mutual
                                                                                Fund Services, since 2004. Member of the
                                                                                Investment Committee, Old Mutual Capital, Inc.,
                                                                                since 2004. Senior Vice President, Product
                                                                                Development at Transamerica Capital, Inc., from
                                                                                June 2000 to May 2004. Prior to June 2000, various
                                                                                positions at Transamerica Capital, Inc./AEGON USA.
------------------------------------------------------------------------------------------------------------------------------------

** Officer of the Trust until such time as his or her successor is duly elected and qualified.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY CONTRACT  (UNAUDITED)


In approving the continuance of the Advisory Agreement with respect to each Portfolio, the Board of Trustees considered factors generally applicable to the Adviser as well as factors particular to each Portfolio. Below is a summary of the factors considered by the Board of Trustees and the conclusions thereto that formed the basis for the Board of Trustees approving the continuance of the Advisory Agreement:

The Trustees considered the following factors generally applicable to the
Adviser:

     o Governance matters -- The Trustees weighed favorably that the Adviser had made significant progress in implementing the governance and compliance-related initiatives proposed by the Board of Trustees following the discovery of frequent trading in certain PBHG Funds portfolios.

     o Compliance matters -- The Trustees considered the compliance breakdown that allowed the former principals of the Adviser to encourage frequent trading in certain PBHG Funds portfolios and to allow exchanges beyond the limits provided for in PBHG Funds' prospectuses. The Trustees also considered the steps taken by the Adviser to ensure that such compliance violations or similar violations do not recur, including hiring a qualified compliance consultant to provide independent analysis of the compliance program at the Adviser, hiring additional compliance staff, and revising the Adviser's policies and procedures with respect to personal trading.

        The Trustees were satisfied that the resignation of the former principals of the Adviser and the implementation of enhanced compliance programs now in place were reasonably sufficient to prevent a recurrence of such compliance problems. The Trustees also favorably weighed the fact that, other than the former principals operating outside of the compliance program, the Adviser had a very good track record of detecting and preventing compliance problems, noting that there had been few compliance violations during the past year. The Trustees also favorably weighed the fact that in prior years when a compliance violation occurred, the Adviser, or one or more of its affiliates, generally made whole any affected fund shareholders, in accordance with the Trust's policies regarding reimbursement.

     o Nature and extent of services -- The Trustees were satisfied that the Adviser was providing the level of services required by the Advisory Agreement and necessary for the Trust to comply with the regulatory requirements applicable to the Portfolios. The Trustees also considered the Adviser's organizational efforts to correct weakness in the investment operations and its plan to strengthen the investment research staff and supporting elements, such as the Adviser's proprietary research system. In addition, the Trustees also favorably considered that the Adviser continued to improve the extent and quality of the materials provided to the Board and was very responsive to the Trustees' requests for additional or follow-up information.

     o Performance -- While concerned about the long-term underperformance of certain Portfolios, the Trustees were satisfied that the Adviser, with the assistance of a third-party consultant, had identified the causes of the underperformance and had taken steps to improve performance, including replacing underperforming portfolio managers where necessary and appropriate. The Trustees favorably weighed the Adviser's realignment of portfolio manager responsibilities to create direct manager and analyst accountability. The Trustees also considered the retooling efforts by the Adviser on its proprietary research system to assist portfolio managers with stock selection.

     o Costs and profitability of Adviser and its affiliates -- The Trustees considered the investment advisory fees charged by the Adviser to its non-investment company clients. The Trustees also considered the considerable reduction in the Adviser's operating profits over the last year and viewed favorably that the Adviser had committed to renew the Expense Limitation Agreement with the Trust, on behalf of each Portfolio, and keep in place the current fee waivers and expense reimbursements despite the fee reductions. The Trustees also noted that the Adviser had substantially curtailed the use of Portfolio brokerage commissions to pay for brokerage and research services that were permissible under Section 28(e), with the resultant increase in the Adviser's expenses. The Trustees also concluded that, despite the reduction in operating profits, the Adviser remained a financially viable organization, noting in particular Old Mutual's commitment to the Adviser. The Trustees also reviewed the information provided by the Adviser about the level of investment advisory fees charged to other clients and concluded that the extent of the services provided to the Portfolios was much more extensive than the services provided to these other clients.

     o Retention of key personnel -- The Trustees viewed favorably the initiatives undertaken by the Adviser and its parent to retain key executives, portfolio managers and other employees and to attract new, qualified employees.

     o Economies of scale -- The Trustees considered the advisory fee breakpoints proposed by the Adviser and the potential savings to shareholders as Portfolio asset levels increased. The Trustees noted that the proposed breakpoints instituted a framework to pass along economies of scale to shareholders once Portfolio assets reached meaningful levels.

     o Benefits derived by the Adviser from its relationship with the Portfolios -- The Trustees considered the fall-out benefits to the Adviser, including the Adviser's increased

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY CONTRACT  (UNAUDITED) (CONTINUED)


    visibility in the investment community. The Trustees also considered the Adviser's ability to obtain research and brokerage services through soft-dollars generated by Portfolio brokerage transactions and the benefits to the Adviser therefrom, which may benefit the Adviser's clients other than the Portfolios. The Trustees also weighed the benefits to affiliates of the Adviser, namely the profitable relationship between the Trust and Old Mutual Fund Services, as well as the Trust's relationship with OMIP, which, although not profitable, created further visibility for the Adviser and its parent, Old Mutual.

With respect to each Portfolio, the Trustees considered the following matters:

     o LIBERTY RIDGE GROWTH II PORTFOLIO -- The Trustees considered the short, medium and long-term performance of the Portfolio, which were significantly below the median of its peer group, and advisory fees higher than the Portfolio's peers the two main areas of concern with respect to the Growth II Portfolio. With respect to performance, the Trustees favorably weighed the Adviser's decision to replace the Portfolio's current portfolio manager with a portfolio manager who had a better performance track record managing another small-cap growth product, and also the decision to strengthen the investment research staff.

        With respect to advisory fees, the Trustees noted that the investment advisory fee was higher than the median for comparable portfolios, although the Portfolio's overall expense ratio was comparable to the Portfolio's peer group average. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the substantial decrease in the total assets of the Portfolio, primarily from net redemptions, had reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Portfolio during the prior calendar year.

        The Board concluded that in view of the corrective measures that the Adviser had undertaken to address the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE LARGE CAP GROWTH PORTFOLIO -- With respect to performance, the Trustees favorably weighed the Portfolio's good long-term performance and short and medium-term performance that was close to the median of its peer group. The Trustees also favorably weighed the Adviser's decision to replace the Portfolio's current portfolio manager team with a single portfolio manager and to strengthen the investment research staff. The Trustees considered the Portfolio's advisory fees, which were higher than its peers, the main area of concern with respect to the Portfolio.

        With respect to advisory fees, the Trustees noted that both the investment advisory fee and the Portfolio's overall expense ratio were higher than the median for comparable portfolios. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the decrease in the total assets of the Portfolio, primarily from net redemptions, had contributed to an increase in the Portfolio's overall expense ratios and had reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Portfolio during the prior calendar year.

        The Board concluded that in view of the measures that the Adviser had undertaken to improve the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE MID-CAP PORTFOLIO -- The Trustees favorably considered the Portfolio's short-term performance, which was above the median of its peer group, and its medium to long-term performance, which were significantly above the median of its peer group. The Trustees considered the Portfolio's advisory fee and expense ratio, which were higher than its peers, the principal area of concern with respect to the Mid-Cap Portfolio.

        With respect to the advisory fees, the Trustees noted that both the investment advisory fee and the Portfolio's overall expense ratio were higher than the median for comparable portfolios. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Mid-Cap Portfolio during the prior calendar year.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY CONTRACT  (UNAUDITED) (CONTINUED)


        The Board concluded that in view of the good short and long-term performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE LARGE CAP GROWTH CONCENTRATED PORTFOLIO -- With respect to performance, the Trustees favorably weighed the above average long-term performance and the Adviser's decision to address short-term and medium-term performance, which was below the median for its peer group, by replacing the portfolio management team with a single portfolio manager and by strengthening the investment research staff. The Trustees considered the Portfolio's advisory fees, which were higher than its peers, the main area of concern with respect to the Portfolio.

        With respect to the advisory fees, the Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the substantial decrease in the total assets of the Portfolio, primarily from net redemptions, had resulted in an increase in the Portfolio's overall expense ratios and had significantly reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Portfolio during the prior calendar year.

        The Board concluded that in view of the corrective measures that the Adviser had undertaken to improve the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE SELECT VALUE PORTFOLIO -- The Trustees considered the Portfolio's short and medium-term performance, which was significantly below the median of its peer group, and advisory fees higher than the Portfolio's peers, the two main areas of concern with respect to the Select Value Portfolio. With respect to performance, the Trustees favorably weighed the Portfolio's higher than average long-term performance and the Adviser's decision to address the short-term performance by replacing the Select Value Portfolio's portfolio manager.

        With respect to advisory fees, the Trustees noted that the investment advisory fee was higher than the median for comparable portfolios, although the Portfolio's overall expense ratio was lower than the average expense ratio for the Portfolio's peer group. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser applicable to the Select Value Portfolio. These reductions and fee breakpoints, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the substantial decrease in the total assets of the Portfolio, primarily from net redemptions, had resulted in an increase in the Portfolio's overall expense ratios and had reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Portfolio during the prior calendar year.

        The Board concluded that in view of the corrective measures that the Adviser had undertaken to address the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE SMALL CAP GROWTH PORTFOLIO -- The Trustees considered the Portfolio's short-term performance, which was below the median of its peer group, and advisory fees (gross of waivers) higher than its peers, the two main areas of concern with respect to this Portfolio. With respect to performance, the Trustees noted that the Portfolio had only been in existence for approximately 3 years and had limited cash flow and assets, which impacted performance. The Trustees favorably weighed the Adviser's decision to replace the current portfolio manager with a new portfolio manager and to strengthen the investment research staff.

        With respect to advisory fees, the Trustees noted that both the investment advisory fee (gross of waivers) and the Portfolio's overall expense ratio were higher than the median for comparable portfolios. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the decrease in the total assets of the Portfolio, primarily from net redemptions, had resulted in an increase in the Portfolio's overall expense ratios and had reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY CONTRACT  (UNAUDITED) (CONCLUDED)


        Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Portfolio during the prior calendar year.

        The Board concluded that in view of the corrective measures that the Adviser had undertaken to address the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE SMALL CAP PORTFOLIO -- The Trustees considered the Portfolio's short-term performance, which was below the median of its peer group, and investment advisory fees and expense ratios higher than the Portfolio's peers, the two main areas of concern with respect to the Small Cap Portfolio. With respect to performance, the Trustees favorably weighed the stronger medium-term and long-term performance of the Portfolio and the Adviser's decision to strengthen the investment research staff.

        With respect to advisory fees, The Trustees noted that both the investment advisory fee and the Portfolio's overall expense ratio were higher than the median for comparable portfolios. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the decrease in the total assets of the Portfolio, primarily from net redemptions, had significantly reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Small Cap Portfolio during the prior calendar year.

        The Board concluded that in view of the corrective measures that the Adviser had undertaken to address the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE TECHNOLOGY & COMMUNICATIONS PORTFOLIO -- The Trustees considered the Portfolio's short-term, medium-term and long-term underperformance versus the Portfolio's peer group, and advisory fees (gross of waivers) higher than the Portfolio's peers, the two main areas of concern with respect to the Technology & Communications Portfolio. With respect to performance, the Trustees favorably weighed the Adviser's decision to replace the Technology & Communications Portfolio's current portfolio manager team with a single portfolio manager and to strengthen the investment research staff.

        With respect to advisory fees, the Trustees noted that the investment advisory fee was higher than the median for comparable portfolios, although the Portfolio's overall expense ratio was lower than the average total expense ratio for the Portfolio's peer group. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the decrease in the total assets of the Portfolio, primarily from net redemptions, had significantly reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Technology & Communications Portfolio during the prior calendar year.

        The Board concluded that in view of the corrective measures that the Adviser had undertaken to address the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

        In addition, after reviewing Liberty Ridge Capital's contract renewal presentation, the Board concluded that it would monitor the corrective actions that Liberty Ridge Capital proposed to make with respect to performance in the context of the reasonableness of the advisory fee.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE SELECT VALUE PORTFOLIO


Dear Shareholder:

The first half of 2005 saw some pockets of good economic news offset by soaring oil prices and rising interest rates. This created some strong headwinds for the markets as investors began to worry that their impact might slow economic growth. Despite the uncertainty in the markets, the Liberty Ridge Select Value Portfolio outperformed its benchmark, the S&P 500 Index during the six month period ended June 30, 2005.

PERFORMANCE DISCUSSION

Our outperformance was driven by the strong performance of some of our technology holdings. Although the sector struggled during the first three months of the year, many of our holdings were able to rebound nicely in the second half. There were pockets of strength in the technology sector as equities staged a rally in April that continued into May. Our overweight position in this sector combined with our stock selection boosted portfolio returns. In particular, Microsoft, one of our largest holdings, staged a significant turnaround during the period. Intel was another selection that performed well.

There were also a few names from the financial sector that aided performance during the period. One of them was well-known insurance company, Aflac. Aflac had fallen sharply in the weeks preceding our purchase and was quickly revalued as investors sought companies with strong visibility, business fundamentals and valuations. Energy stocks such as El Paso and Exxon Mobil were two other names that continued to add value to the portfolio.

In the health care sector, performance relative to the benchmark was impacted by our overweight position combined with some poor performing holdings. In particular, some of our large pharmaceutical selections lagged during the period. On an individual stock basis, portfolio holding Comcast dragged on results.

LOOKING FORWARD

We plan to continue to focus on finding companies that best exemplify our trade-off of valuation, near-term dynamics and long-term growth. Stock swings may provide select opportunities to build positions in individual companies, while other sectors showing signs of recovery may also offer investment prospects. If the economy remains stable, we believe investors will shift their focus to companies with great market position, solid balance sheets and strong operating leverage.

Sincerely,


S/Signature

Jerome J. Heppelmann, CFA
Portfolio Manager*


* EFFECTIVE DECEMBER 9, 2004.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE SELECT VALUE PORTFOLIO


DISCLOSURE OF PORTFOLIO EXPENSES (UNAUDITED)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a mutual fund's gross income, directly reduce the investment return of the mutual fund. A mutual fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in this Portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates this Portfolio's costs in two ways.

o ACTUAL PORTFOLIO RETURN. This section helps you to estimate the actual expenses, after any fee waivers, that you paid over the six month period ended June 30, 2005. The "Ending Account Value" shown is derived from the Portfolio's actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

   To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Portfolio under the heading "Expenses Paid During Six Month Period."

o HYPOTHETICAL 5% RETURN. This section is intended to help you compare your Portfolio's costs with those of other mutual funds. It assumes that the Portfolio had an annual return of 5% before expenses during the year and that the expense ratio ("Annualized Expense Ratios for the Six Month Period") for the period is unchanged. In this case, because the return used is not the Portfolio's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Portfolio's costs by comparing this hypothetical result for your Portfolio in the "Expenses Paid During Six Month Period" with the hypothetical examples that appear in the same charts in shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as sales charges (loads) and redemption fees, which are described in the Prospectus. If those transactional costs were applied to your account, your costs would be higher.

                                                                                     ANNUALIZED
                                                                                       EXPENSE
                                                                                       RATIOS            EXPENSES
                                            BEGINNING             ENDING               FOR THE          PAID DURING
                                          ACCOUNT VALUE        ACCOUNT VALUE          SIX MONTH          SIX MONTH
                                             12/31/04             06/30/05              PERIOD            PERIOD*
                                       ------------------   ------------------   ------------------ ------------------
Actual Portfolio Return                    $1,000.00             $1,010.10             0.96%               $4.78
Hypothetical 5% Return                      1,000.00              1,020.03             0.96%                4.81

* EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE
  PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE SELECT VALUE PORTFOLIO                                 (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
                                 AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2005
------------------------------------------------------------------------------------------------------------------------------------
                                                                         Annualized             Annualized            Annualized
                                                    One Year             Three Year              Five Year           Inception to
                              Six Months             Return                Return                 Return                 Date
------------------------------------------------------------------------------------------------------------------------------------
Liberty Ridge Select Value
Portfolio                       1.01%                5.41%                 1.90%                   0.81%                7.40%
------------------------------------------------------------------------------------------------------------------------------------


          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
              LIBERTY RIDGE SELECT VALUE PORTFOLIO VERSUS THE S&P
             500 INDEX AND THE LIPPER LARGE-CAP CORE FUNDS AVERAGE

[Line chart omitted -- plot points are as follows:]

                          Liberty Ridge                                      Lipper Large-Cap Core
                      Select Value Portfolio         S&P 500 Index               Funds Average
---------------------------------------------------------------------------------------------------------------------------
10/28/97                      10000                      10000                     10000
10/31/97                       9990                       9926                     10000
11/30/97                      10190                      10385                     10317
12/31/97                      10430                      10564                     10482
1/31/98                       10430                      10681                     10549
2/28/98                       11100                      11451                     11299
3/31/98                       11630                      12037                     11802
4/30/98                       11850                      12158                     11922
5/31/98                       11850                      11949                     11667
6/30/98                       12010                      12435                     12052
7/31/98                       11944                      12302                     11856
8/31/98                       10274                      10524                     10087
9/30/98                       11104                      11198                     10687
10/31/98                      12374                      12109                     11501
11/30/98                      13285                      12843                     12166
12/31/98                      14389                      13583                     12942
1/31/99                       14641                      14151                     13357
2/28/99                       14046                      13711                     12943
3/31/99                       14409                      14259                     13450
4/30/99                       14812                      14812                     13952
5/31/99                       14883                      14462                     13653
6/30/99                       15720                      15264                     14400
7/31/99                       15387                      14788                     13989
8/31/99                       15125                      14715                     13829
9/30/99                       14935                      14311                     13477
10/31/99                      15699                      15217                     14235
11/30/99                      15967                      15526                     14561
12/31/99                      15668                      16441                     15481
1/31/00                       15410                      15615                     14817
2/29/00                       14420                      15319                     14778
3/31/00                       16039                      16818                     16032
4/30/00                       16575                      16312                     15578
5/31/00                       17071                      15977                     15246
6/30/00                       16617                      16371                     15644
7/31/00                       15822                      16115                     15428
8/31/00                       17040                      17116                     16480
9/30/00                       17553                      16212                     15684
10/31/00                      17473                      16144                     15585
11/30/00                      17565                      14871                     14345
12/31/00                      18469                      14944                     14580
1/31/01                       20118                      15474                     14961
2/28/01                       19958                      14063                     13665
3/31/01                       19236                      13172                     12775
4/30/01                       20244                      14196                     13754
5/31/01                       20370                      14291                     13823
6/30/01                       19775                      13943                     13440
7/31/01                       19843                      13806                     13237
8/31/01                       18778                      12942                     12433
9/30/01                       16781                      11896                     11365
10/31/01                      17442                      12123                     11641
11/30/01                      18752                      13053                     12517
12/31/01                      18787                      13168                     12630
1/31/02                       17941                      12975                     12400
2/28/02                       18022                      12725                     12133
3/31/02                       17929                      13204                     12591
4/30/02                       17001                      12403                     11873
5/31/02                       17709                      12312                     11765
6/30/02                       16352                      11435                     10883
7/31/02                       14937                      10544                     10065
8/31/02                       14821                      10613                     10117
9/30/02                       12811                       9459                      9063
10/31/02                      13819                      10292                      9799
11/30/02                      14476                      10898                     10313
12/31/02                      14078                      10257                      9714
1/31/03                       13620                       9989                      9454
2/28/03                       12799                       9839                      9307
3/31/03                       12834                       9934                      9386
4/30/03                       13726                      10753                     10108
5/31/03                       14429                      11319                     10621
6/30/03                       14383                      11464                     10729
7/31/03                       14558                      11666                     10922
8/31/03                       14781                      11893                     11123
9/30/03                       14642                      11767                     10976
10/31/03                      15087                      12433                     11564
11/30/03                      15376                      12542                     11667
12/31/03                      16653                      13200                     12212
1/31/04                       16653                      13442                     12391
2/29/04                       16713                      13629                     12540
3/31/04                       16135                      13423                     12347
4/30/04                       16014                      13213                     12117
5/31/04                       16026                      13394                     12257
6/30/04                       16412                      13654                     12465
7/31/04                       15978                      13202                     11990
8/31/04                       16135                      13256                     11988
9/30/04                       16093                      13399                     12106
10/31/04                      16278                      13604                     12261
11/30/04                      16635                      14154                     12748
12/31/04                      17128                      14636                     13175
1/31/05                       16882                      14279                     12867
2/28/05                       17411                      14580                     13101
3/31/05                       17042                      14322                     12861
4/30/05                       17005                      14050                     12571
5/31/05                       17239                      14497                     12991
6/30/05                       17300                      14518                     13017

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE LIBERTY RIDGE SELECT VALUE PORTFOLIO WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The Liberty Ridge Select Value Portfolio's total return is based on net change in NAV, assuming reinvestment of distributions. The performance figures quoted may be lower at this time due to recent market volatility. The performance results are subject to change since June 30, 2005. Funds that invest in a limited number of securities may involve greater risks and more price volatility than more diversified funds. The Portfolio's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. The returns for certain periods may reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance would have been lower. Investors considering the Liberty Ridge Select Value Portfolio should have a long-term investment horizon. The PBHG Insurance Series Fund is only available through certain variable annuity and variable life contracts offered by the separate accounts of participating insurance companies. The performance shown above does not reflect the fees and charges associated with the variable annuity provider. Early withdrawals may result in tax penalties as well as any sales charges assessed to the variable annuity provider. This information should be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending money. The Liberty Ridge Select Value Portfolio commenced operations on October 28, 1997. The chart assumes $10,000 invested in the Lipper Large-Cap Core Funds Average at that month's end, October 31, 1997. For more information on the S&P 500 Index and Lipper Large-Cap Core Funds Average please see the PBHG Disclosure Notes on page 93.

SECTOR WEIGHTINGS AT JUNE 30, 2005

[Pie chart omitted -- plot points are as follows:]

Basic Materials                       7%
Consumer Cyclical                    10%
Consumer Non-Cyclical                 6%
Energy                               15%
Financial                            23%
Health Care                           8%
Industrial                            1%
Repurchase Agreement                  1%
Services                              7%
Technology                           18%
Transportation                        1%
Utilities                             3%

% of Total Portfolio Investments


TOP TEN COMMON STOCK HOLDINGS AT JUNE 30, 2005

Comcast, Cl A                                     5.3%
First Data                                        5.3%
Microsoft                                         5.1%
Aflac                                             5.0%
Home Depot                                        5.0%
JPMorgan Chase                                    4.9%
El Paso                                           4.7%
Goldman Sachs Group                               4.5%
XL Capital, Cl A                                  4.4%
Altria Group                                      4.1%
--------------------------------------------------------------------------------

COMBINED TOP TEN COMMON STOCK
HOLDINGS AS A % OF TOTAL PORTFOLIO
INVESTMENTS IN COMMON STOCK                      48.3%
--------------------------------------------------------------------------------

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE SELECT VALUE PORTFOLIO


STATEMENT OF NET ASSETS
AS OF JUNE 30, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
                                                      Market
Description                            Shares       Value (000)
--------------------------------------------------------------------------------

COMMON STOCK -- 98.7%
BASIC MATERIALS -- 6.8%
CHEMICALS-DIVERSIFIED -- 4.0%
EI Du Pont de Nemours                  51,700      $    2,224
                                                   ----------
                                                        2,224
--------------------------------------------------------------------------------
PAPER & RELATED PRODUCTS -- 2.8%
International Paper                    52,300           1,580
                                                   ----------
                                                        1,580
                                                   ----------
TOTAL BASIC MATERIALS (COST $4,328)                     3,804
                                                   ----------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 10.2%
CABLE TV -- 5.3%
Comcast, Cl A*                         98,700           2,956
                                                   ----------
                                                        2,956
--------------------------------------------------------------------------------
RETAIL-BUILDING PRODUCTS -- 4.9%
Home Depot                             70,900           2,758
                                                   ----------
                                                        2,758
                                                   ----------
TOTAL CONSUMER CYCLICAL (COST $5,313)                   5,714
                                                   ----------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 5.5%
FOOD-MISCELLANEOUS/DIVERSIFIED -- 1.4%
Sara Lee                               40,000             792
                                                   ----------
                                                          792
--------------------------------------------------------------------------------
TOBACCO -- 4.1%
Altria Group                           35,300           2,283
                                                   ----------
                                                        2,283
                                                   ----------
TOTAL CONSUMER NON-CYCLICAL (COST $2,607)               3,075
                                                   ----------
--------------------------------------------------------------------------------
ENERGY -- 15.3%
OIL COMPANIES-INTEGRATED -- 10.7%
Chevron                                31,500           1,761
ConocoPhillips                         39,400           2,265
Exxon Mobil                            34,400           1,977
                                                   ----------
                                                        6,003
--------------------------------------------------------------------------------
PIPELINES -- 4.6%
El Paso                               226,200           2,606
                                                   ----------
                                                        2,606
                                                   ----------
TOTAL ENERGY (COST $6,688)                              8,609
                                                   ----------
--------------------------------------------------------------------------------
FINANCIAL -- 23.0%
FINANCE-INVESTMENT BANKER/BROKER -- 11.4%
Goldman Sachs Group                    24,400           2,489
JPMorgan Chase                         76,900           2,716
Morgan Stanley                         22,900           1,202
                                                   ----------
                                                        6,407
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Market
Description                            Shares       Value (000)
--------------------------------------------------------------------------------

LIFE/HEALTH INSURANCE -- 4.9%
Aflac                                  64,000      $    2,770
                                                   ----------
                                                        2,770
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 6.7%
American International Group*          22,300           1,295
XL Capital, Cl A                       33,000           2,456
                                                   ----------
                                                        3,751
                                                   ----------
TOTAL FINANCIAL (COST $12,286)                         12,928
                                                   ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 7.8%
MEDICAL PRODUCTS -- 3.4%
Johnson & Johnson                      29,100           1,892
                                                   ----------
                                                        1,892
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 4.4%
Abbott Laboratories                    33,900           1,661
Pfizer                                 30,200             833
                                                   ----------
                                                        2,494
                                                   ----------
TOTAL HEALTH CARE (COST $3,930)                         4,386
                                                   ----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 1.3%
DIVERSIFIED MANUFACTURING OPERATIONS -- 1.3%
Honeywell International                20,000             733
                                                   ----------
                                                          733
                                                   ----------
TOTAL INDUSTRIAL (COST $756)                              733
                                                   ----------
--------------------------------------------------------------------------------
SERVICES -- 7.3%
TELEPHONE-INTEGRATED -- 7.3%
SBC Communications                     81,700           1,941
Verizon Communications                 61,800           2,135
                                                   ----------
                                                        4,076
                                                   ----------
TOTAL SERVICES (COST $4,387)                            4,076
                                                   ----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 17.7%
APPLICATIONS SOFTWARE -- 5.0%
Microsoft                             113,100           2,809
                                                   ----------
                                                        2,809
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 5.3%
First Data                             73,600           2,954
                                                   ----------
                                                        2,954
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 3.4%
Intel                                  73,200           1,908
                                                   ----------
                                                        1,908
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 4.0%
Applied Materials*                    139,900           2,264
                                                   ----------
                                                        2,264
                                                   ----------
TOTAL TECHNOLOGY (COST $10,449)                         9,935
                                                   ----------
--------------------------------------------------------------------------------

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE SELECT VALUE PORTFOLIO


--------------------------------------------------------------------------------
                                     Shares/Face      Market
Description                         Amount (000)    Value (000)
--------------------------------------------------------------------------------

TRANSPORTATION -- 0.6%
TRANSPORTATION-RAIL -- 0.6%
Union Pacific                           5,000      $      324
                                                   ----------
                                                          324
                                                   ----------
TOTAL TRANSPORTATION (COST $332)                          324
                                                   ----------
--------------------------------------------------------------------------------
UTILITIES -- 3.2%
ELECTRIC-INTEGRATED -- 3.2%
Southern                               51,500           1,785
                                                   ----------
                                                        1,785
                                                   ----------
TOTAL UTILITIES (COST $1,544)                           1,785
                                                   ----------
TOTAL COMMON STOCK (COST $52,620)                      55,369
                                                   ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.8%
Deutsche Bank 3.33%, dated 06/30/05,
   to be repurchased on 07/01/05,
   repurchase price $439,301
   (collateralized by a U.S. Government
   obligation, par value
   $450,000, 3.750%, 06/13/08,
   total market value $448,547)(A)       $439             439
                                                   ----------
TOTAL REPURCHASE AGREEMENT (COST $439)                    439
                                                   ----------
TOTAL INVESTMENTS -- 99.5% (COST $53,059)              55,808
                                                   ----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.5%
Payable for fund shares redeemed                          (58)
Payable for investment advisory fees                      (31)
Payable for administrative fees                            (6)
Payable for investment securities purchased                (3)
Other assets and liabilities, net                         355
                                                   ----------
TOTAL OTHER ASSETS AND LIABILITIES                        257
                                                   ----------
NET ASSETS -- 100.0%                               $   56,065
                                                   ==========
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value) based
   on 3,990,002 outstanding shares of
   beneficial interest                             $  122,429
Undistributed net investment income                     1,473
Accumulated net realized loss on investments          (70,586)
Net unrealized appreciation on investments              2,749
                                                   ----------
NET ASSETS                                         $   56,065
                                                   ==========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                          $14.05
                                                       ======

* Non-income producing security.
(A) -- Tri-party repurchase agreement
Cl -- Class
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE SELECT VALUE PORTFOLIO

STATEMENT OF OPERATIONS (000)
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2005 (UNAUDITED)

INVESTMENT INCOME:
     Dividends..................................................................................................        $    652
     Interest...................................................................................................              18
                                                                                                                        --------
        Total Investment Income.................................................................................             670
                                                                                                                        --------
EXPENSES:
     Investment Advisory Fees...................................................................................             190
     Administrative Fees........................................................................................              36
     Trustees' Fees.............................................................................................               6
     Professional Fees..........................................................................................              17
     Transfer Agent Fees........................................................................................              13
     Printing Fees..............................................................................................               9
     Custodian Fees.............................................................................................               3
     Other Fees.................................................................................................               6
                                                                                                                        --------
          Total Expenses........................................................................................             280
                                                                                                                        --------
     NET INVESTMENT INCOME......................................................................................             390
                                                                                                                        --------
Net Realized Gain from Security Transactions....................................................................           2,811
Net Change in Unrealized Depreciation on Investments............................................................          (2,616)
                                                                                                                        --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................................................................             195
                                                                                                                        --------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................................................................        $    585
                                                                                                                        ========

The accompanying notes are an integral part of the financial statements.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE SELECT VALUE PORTFOLIO


STATEMENT OF CHANGES IN NET ASSETS (000)
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2005 (UNAUDITED) AND THE YEAR ENDED
DECEMBER 31, 2004

                                                                                                   01/01/05          01/01/04
                                                                                                      to                to
                                                                                                   06/30/05          12/31/04
                                                                                                --------------     --------------
INVESTMENT ACTIVITIES:
   Net Investment Income....................................................................     $      390        $     1,084
   Net Realized Gain from Security Transactions.............................................          2,811              2,507
   Net Change in Unrealized Depreciation on Investments ....................................         (2,616)            (2,001)
                                                                                                 ----------        -----------
   Net Increase in Net Assets Resulting from Operations.....................................            585              1,590
                                                                                                 ----------        -----------
DIVIDENDS TO SHAREHOLDERS FROM:
   Net Investment Income....................................................................            --              (1,479)
                                                                                                 ----------        -----------
   Total Dividends..........................................................................            --              (1,479)
                                                                                                 ----------        -----------
   CAPITAL SHARE TRANSACTIONS:
   Shares Issued............................................................................            664              2,723
   Shares Issued upon Reinvestment of Distributions.........................................             --              1,479
   Shares Redeemed..........................................................................         (9,233)           (34,299)
                                                                                                 ----------        -----------
   Net Decrease in Net Assets Derived from Capital Share Transactions.......................         (8,569)           (30,097)
                                                                                                 ----------        -----------
       Total Decrease in Net Assets.........................................................         (7,984)           (29,986)
                                                                                                 ----------        -----------
NET ASSETS:
   Beginning of Period......................................................................         64,049             94,035
                                                                                                 ----------        -----------
   End of Period............................................................................     $   56,065        $    64,049
                                                                                                 ==========        ===========
   Undistributed Net Investment Income......................................................     $    1,473        $     1,083
                                                                                                 ==========        ===========
SHARES ISSUED AND REDEEMED:
   Shares Issued............................................................................             48                201
   Shares Issued upon Reinvestment of Distributions.........................................            --                 112
   Shares Redeemed..........................................................................           (664)            (2,505)
                                                                                                 ----------        -----------
   Net Decrease in Shares Outstanding.......................................................           (616)            (2,192)
                                                                                                 ==========        ===========

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE SELECT VALUE PORTFOLIO


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR OR PERIOD
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2005 (UNAUDITED) AND THE YEARS ENDED DECEMBER 31,



                                                            Net
                  Net                                  Realized and
                 Asset                                  Unrealized                                Dividends         Distributions
                Value,               Net                   Gains               Total              from Net              from
               Beginning         Investment              (Losses)              from              Investment            Capital
               of Period           Income              on Securities        Operations             Income               Gains
------------------------------------------------------------------------------------------------------------------------------------
  2005*          $13.91             $0.09 1               $0.05                $0.14                --                     --
  2004            13.83              0.21 1                0.17                 0.38              $(0.30)                  --
  2003            12.00              0.35                  1.81                 2.16               (0.33)                  --
  2002            16.20              0.30                 (4.35)               (4.05)              (0.15)                  --
  2001            16.13              0.15 1                0.10                 0.25               (0.04)              $(0.14)
  2000            15.19              0.07                  2.54                 2.61               (0.09)               (1.58)




                                                                                                                        Ratio
                                      Net                                      Net                Ratio of             of Net
                                    Asset                                    Assets,              Expenses           Investment
                 Total              Value,                                     End               to Average            Income
            Dividends and            End                  Total             of Period                Net             to Average
             Distributions         of Period             Return               (000)                Assets            Net Assets
------------------------------------------------------------------------------------------------------------------------------------
  2005*             --               $14.05                1.01%+           $56,065                 0.96%**              1.33%**
  2004         $ (0.30)               13.91                2.85%             64,049                 0.92%                1.52%
  2003           (0.33)               13.83               18.29%             94,035                 0.90%                1.53%
  2002           (0.15)               12.00              (25.07)%           141,322                 0.87%                1.19%
  2001           (0.18)               16.20                1.72%            332,970                 0.86%                0.67%
  2000           (1.67)               16.13               17.88%            118,669                 0.97%                1.30%

                                    Ratio
                                   of Net
              Ratio              Investment
           of Expenses             Income
           to Average            to Average
           Net Assets            Net Assets          Portfolio
           (Excluding            (Excluding          Turnover
            Waivers)              Waivers)             Rate
---------------------------------------------------------------------------
  2005*       0.96%**                1.33%**            38.98%+
  2004        0.92%                  1.52%             110.53%
  2003        0.90%                  1.53%             224.47%
  2002        0.87%                  1.19%             505.46%
  2001        0.86%                  0.67%             652.60%
  2000        0.97%                  1.30%            1137.60%

  * For the six month period ended June 30, 2005.
 ** Annualized
  + Total return and portfolio turnover have not been annualized.
  1 Per share calculations were performed using average shares for the period.

    Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE SELECT VALUE PORTFOLIO


NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2005 (UNAUDITED)

1.  ORGANIZATION

Liberty Ridge Select Value Portfolio (the "Portfolio") is a series of PBHG Insurance Series Fund (the "Fund"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund consists of the Portfolio and seven others: the Liberty Ridge Growth II Portfolio (the "Growth II Portfolio"), the Liberty Ridge Large Cap Growth Concentrated Portfolio (the "Large Cap Growth Concentrated Portfolio"), the Liberty Ridge Large Cap Growth Portfolio (the "Large Cap Growth Portfolio"), the Liberty Ridge Mid-Cap Portfolio (the "Mid-Cap Portfolio"), the Liberty Ridge Small Cap Growth Portfolio (the "Small Cap Growth Portfolio"), the Liberty Ridge Small Cap Portfolio (the "Small Cap Portfolio"), and the Liberty Ridge Technology & Communications Portfolio (the "Technology & Communications Portfolio"), (each a "Portfolio" and, collectively, the "Portfolios"). Each Portfolio of the Fund is classified as a diversified management investment company, with the exception of the Large Cap Growth Concentrated Portfolio and the Technology & Communications Portfolio, which are classified as non-diversified management investment companies. The financial statements presented herein do not include the Growth II Portfolio, the Large Cap Growth Concentrated Portfolio, the Large Cap Growth Portfolio, the Mid-Cap Portfolio, the Small Cap Growth Portfolio, the Small Cap Portfolio or the Technology & Communications Portfolio, whose financial statements are presented separately. The Portfolio's prospectus provides a description of the Portfolio's investment objectives, policies and strategies. The assets of the Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At June 30, 2005, 73% of the outstanding shares of the Portfolio were held by the separate accounts of one participating insurance company.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Portfolio.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market on which they are traded on valuation date (or at approximately 4:00 pm ET if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Redeemable securities issued by open-end investment companies are valued at the investment company's applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities. If a security price cannot be obtained from an independent, third-party pricing agent, SEI Investments Global Funds Services (the "Sub-Administrator") shall seek to obtain a bid price from at least one independent broker. Old Mutual Fund Services (the "Administrator") shall supply the Sub-Administrator with the appropriate broker contact(s), and, to ensure independence, the Sub-Administrator will contact the broker(s) at least on a weekly basis in order to obtain an independent quotation. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. If quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a market and prior to the calculation of NAV, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared annually, if available. Distributions of net realized capital gains are generally made to shareholders annually, if available.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

COMPENSATING BALANCES -- Per the terms of an informal agreement with Wachovia Bank, N.A. ("Wachovia") the custodian of the Portfolio, if the Portfolio has a cash overdraft in excess of $100,000

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE SELECT VALUE PORTFOLIO


NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

on a given day, it is required to leave 112% in compensating balance with Wachovia on the following day. If the Portfolio has a positive cash balance in excess of $100,000 on a given day, it is allowed to overdraw 90% of the balance with Wachovia on the following day. The Portfolio did not have any compensating balances with Wachovia at June 30, 2005.

OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative net assets.

COMMISSION RECAPTURE -- Liberty Ridge Capital, Inc. (formerly known as Pilgrim Baxter & Associates, Ltd.) (the "Adviser") may direct Portfolio trades to brokers who compensate the Portfolio, in cash, based on a percentage of related trading commissions. Such payments are reported as realized gains. During the six month period ended June 30, 2005, the Portfolio received no cash under these arrangements.

REDEMPTION FEES -- The Portfolio will generally impose a 2% redemption/exchange fee on total redemption proceeds of any shareholder redeeming shares (including redemption by exchange) of the Portfolio within 10 calendar days of their purchase. The 2% redemption fee will not be charged on transactions involving, among other things, (i) total or partial redemption of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that do not have the systematic capability to process the redemption fees, (ii) total or partial redemptions of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that have negotiated pre-existing legal covenants and agreements with the Fund to waive or not to impose redemption fees, and (iii) because of systems limitations of certain intermediaries, preexisting contrary legal covenants and agreements with intermediaries and general marketplace resistance. As a result of such limitations, no redemption fees were imposed during the six month period ended June 30, 2005 because all shareholders of the Portfolio are in omnibus accounts.

3.   INVESTMENT ADVISORY FEES, ADMINISTRATIVE
     FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund and the Adviser are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser is paid a monthly fee at an annual rate of 0.65% of the first $1 billion of the average daily net assets of the Portfolio, 0.60% of the next $500 million of the average daily net assets of the Portfolio, 0.55% of the next $500 million of the average net assets of the Portfolio, 0.50% of the next $500 million of the average daily net assets of the Portfolio, and 0.45% of the average daily net assets of the Portfolio in excess of $2.5 billion. Prior to December 9, 2004, the annual rate was 0.65% of the average daily net assets of the Portfolio. In the interest of limiting expenses of the Portfolio, the Adviser has entered into an Expense Limitation Agreement with the Fund (the "Expense Limitation Agreement"). With respect to the Portfolio, the Adviser has agreed to waive or limit its fees and to assume other expenses of the Portfolio to the extent necessary to limit the total annual operating expenses (expressed as a percentage of the Portfolio's average daily net assets) to 1.00%. Reimbursement by the Portfolio of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement during any of the two previous fiscal years may be made when the Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed 1.00%. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's assets exceed $75 million; (ii) the Portfolio's total annual expense ratio is less than 1.00%, and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. No amounts have been recaptured by the Adviser during the six month period ended June 30, 2005.

Old Mutual Fund Services, an indirect, wholly-owned subsidiary of the Old Mutual
(US) Holdings Inc., parent company of the Adviser, provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator receives a fee for these administrative services, which is calculated daily and paid monthly, at an annual rate of 0.1227% of the average daily net assets of the Portfolio.

The Fund has entered into a distribution agreement with PBHG Fund Distributors (the "Distributor"), an indirect, wholly-owned subsidiary of the Old Mutual (US) Holdings Inc. The Distributor receives no compensation for serving in such capacity.

SEI Investments Global Funds Services serves as sub-administrator to the Fund. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Sub-Administrator. The Sub-Administrator assists the Administrator in providing administrative services to the Fund. Pursuant to an amended and restated administration agreement between the Administrator and the Sub-Administrator, the Sub-Administrator will be paid a portion of the Administrator's fees based on the resulting higher value from the following calculations (1) a fee based on the average daily net assets of the Trust, Old Mutual Advisor Funds, and the PBHG Funds of: (i) 0.0165% on the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010% of the excess over $20 billion and (2) a fee based on the aggregate number of Funds of the Trust, PBHG Fund Family calculated at the sum of between $50,000 and $60,000 per Fund, depending on the total number of funds.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE SELECT VALUE PORTFOLIO


NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)


DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund.

Certain officers of the Fund are or were officers of the Adviser, Administrator, Sub-Administrator and the Distributor. These interested persons received no compensation from the Fund for such services.

4.  INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Portfolio for the six month period ended June 30, 2005, amounted to $22,570,978 and $30,086,847, respectively.

5.  FEDERAL TAX INFORMATION

It is the Portfolio's intention to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. These reclassifications have no effect on net assets or net asset value per share.

The tax character of dividends and distributions declared during the years ended December 31, 2004 and December 31, 2003 were as follows (000):

                                    ORDINARY
                                      INCOME
                                 -----------------
             2004                     $1,479
             2003                      2,887

As of December 31, 2004, the components of accumulated losses were as follows
(000):

Capital loss carryforwards expiring:
      December 2009                             $ (4,033)
      December 2010                              (69,036)
Undistributed ordinary income                      1,085
Post-October losses                                 (308)
Unrealized appreciation                            5,343
                                                --------
                                                $(66,949)
                                                ========

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a maximum period of eight years. Post-October losses represent losses realized on investment transactions from November 1, 2004 through December 31, 2004 that, in accordance with Federal income tax regulations the Portfolio has elected to defer and treat as having arisen in the following fiscal year. During the year ended December 31, 2004, the Portfolio utilized $2,745 (000) of capital loss carryforwards to offset net realized capital gains.

At June 30, 2005, the total cost of securities and the net realized gains or losses on securities for Federal income tax purposes were not different from amounts reported for financial reporting purposes. The Federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by the Portfolio for Federal income tax purposes at June 30, 2005 were as follows
(000):

        FEDERAL                                       NET
          TAX      UNREALIZED      UNREALIZED     UNREALIZED
         COST     APPRECIATION    DEPRECIATION   APPRECIATION
        --------  -------------   -------------  -------------
        $53,059      $4,804         $(2,055)        $2,749

6.  CONCENTRATION/RISKS

The Portfolio may invest a high percentage of its assets in specific sectors of the market, such as finance, in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the Portfolio's net asset value and will cause its shares to fluctuate more than if the Portfolio did not focus its investments in specific sectors.

7.  INTERFUND LENDING

Pursuant to resolutions adopted by the Boards of Trustees of each of PBHG Funds, PBHG Insurance Series Fund and Old Mutual Advisor Funds (together, the "Trusts"), on behalf of each series portfolio of the Trusts (collectively the "Lending Funds" and individually the "Lending Fund") a Lending Fund may borrow or lend an amount up to its prospectus-defined limitations from or to other funds. All such borrowing and lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August 12, 2003 to the Trusts and the Adviser.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the Lending Funds from investments in overnight repurchase agreements) and the bank loan rate (Federal Funds Rate plus 50 basis points).

The Portfolio had no outstanding borrowings or loans under the interfund lending arrangement at June 30, 2005, or at any time during the six month period ended June 30, 2005.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE SELECT VALUE PORTFOLIO



NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONCLUDED)

8.  LITIGATION WITH RESPECT TO THE
    INVESTMENT ADVISER

In June 2004, the Adviser reached settlement agreements with respect to the market timing and selective disclosure actions filed by the Securities and Exchange Commission ("SEC") and New York Attorney General ("NYAG"). Under the NYAG settlement, if certain terms and undertakings are not met, the NYAG settlement stipulates that the Adviser shall promptly terminate its management of the Fund. In this event, the Fund's Board of Trustees would be required to seek new management or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), the Adviser, PBHG Funds, and certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "Civil Litigation"). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the Adviser, PBHG Funds, and certain related parties in other jurisdictions, and had been transferred to the MDL Court.

The Civil Litigation and the previously filed suits are primarily based upon allegations in the SEC civil action and the NYAG civil action. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees of the PBHG Funds, the removal of the Adviser as investment adviser of the PBHG Funds, the removal of PBHG Fund Distributors as distributor of the PBHG Funds' shares, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against the Adviser, as well as numerous unrelated mutual fund complexes and financial institutions (the "WVAG Litigation"). The Fund was not named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia, alleges that the Adviser permitted short-term trading in excess of PBHG Funds' disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time PBHG Funds. The WVAG alleges the foregoing violated the West Virginia Consumer Credit and Protection Act (W. Va. Code ss. 46A-1-101, et seq.) and is seeking injunctions; civil monetary penalties; a writ of quo warranto against the defendants for their alleged improper actions; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies ("Future State Litigation"). A separate class action complaint involving Liberty Ridge Capital has been filed by a former Liberty Ridge Capital employee seeking damages on behalf of himself and other current and former Liberty Ridge Capital employees for actions taken by Liberty Ridge Capital and its former principals that led to the value of such employees' phantom equity units being deemed worthless (the "Employee Litigation" and, together with the Civil Litigation, the WVAG Litigation and the Future State Litigation, the "Litigation").

At this stage of the Litigation, the Adviser believes that it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against the Adviser, PBHG Funds or any named defendant. While it is currently too early to predict the result of the Litigation, the Adviser does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment adviser to the Fund. However, the Adviser is currently unable to gauge the level of shareholder redemptions that may result from the news of these pending lawsuits. Redemptions may require the Funds to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the funds. In addition, if the Adviser is unsuccessful in its defense of the WVAG Litigation, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of the Adviser or any company that is an affiliated person of the Adviser from serving as an investment adviser to any registered investment company, including the Fund. The Fund has been informed by the Adviser, if these results occur, the Adviser will seek exemptive relief from the SEC to permit the Adviser to continue to serve as your fund's investment adviser. There is no assurance that such exemptive relief will be granted.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE SELECT VALUE PORTFOLIO


PBHG DISCLOSURE NOTES (UNAUDITED)

AVERAGE

The LIPPER LARGE-CAP CORE FUNDS AVERAGE represents 939 mutual funds classified by Lipper, Inc. in the Large-Cap Core category.

The Lipper performance figures are based on the changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested.

The Lipper returns for certain periods reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance may have been lower.

INDEX

The S&P 500 INDEX is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The S&P 500 Index (the "Index") and the Lipper Large-Cap Core Funds Average (the "Average") are presented for illustrative purposes only, and are not intended to imply the past or future performance of the Portfolio. The performance of the Index and Average assumes reinvestment of capital gains and income dividends but assumes no transaction costs, taxes, management fees or other expenses. A direct investment in the Index and/or Average is not possible.

[ART OMITTED]

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)
As of July 26, 2005

The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee serves as a Trustee and each officer serves as an officer in a similar capacity for PBHG Funds, a registered investment company advised by the Adviser. Unless otherwise noted, all Trustees and officers can be contacted c/o Liberty Ridge Capital, Inc., 1400 Liberty Ridge Drive, Wayne, PA 19087. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and officers. The SAI may be obtained without charge by calling 1-800-433-0051.

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------

                                                  TERM OF
                                POSITION         OFFICE AND
                                HELD WITH        LENGTH OF                         PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE          THE FUND        TIME SERVED                          DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Leigh A. Wilson               Chairman of         Trustee                       Chief Executive Officer, New Century Living, Inc.
 (60)                          the Board          since 2005                    (older adult housing) since 1992. Director, Chimney
                                                                                Rock Winery LLC, 2000 to 2004, and Chimney
                                                                                Rock Winery Corp (winery), 1985 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
John R. Bartholdson            Trustee             Trustee                      Chief Financial Officer, The Triumph Group, Inc.
(60)                                             since 1997                     (manufacturing) since 1992.
------------------------------------------------------------------------------------------------------------------------------------
Jettie M. Edwards              Trustee             Trustee                      Consultant, Syrus Associates (business and marketing
 (59)                                            since 1997                     consulting firm), 1986 to 2002.
------------------------------------------------------------------------------------------------------------------------------------
Albert A. Miller               Trustee            Trustee                       Senior Vice President, Cherry & Webb, CWT
 (71)                                            since 1997                     Specialty Stores, 1995 to 2000. Advisor and
                                                                                Secretary, the Underwoman Shoppes Inc. (retail
                                                                                clothing stores) 1980 to 2002. Retired.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                 NUMBER OF                         OTHER
                               PORTFOLIOS IN                   DIRECTORSHIPS
                             COMPLEX OVERSEEN                       HELD
NAME, ADDRESS, AND AGE           BY TRUSTEE                     BY TRUSTEE
------------------------------------------------------------------------------------------------
Leigh A. Wilson                     26                    Trustee, The Victory
 (60)                                                     Portfolios since 1992,
                                                          The Victory Institutional
                                                          Funds since 2003 and
                                                          The Victory Variable Insurance
                                                          Funds since 1998 (investment
                                                          companies - 22 total portfolios).
                                                          Trustee, PBHG Funds, since 2005.
------------------------------------------------------------------------------------------------
John R. Bartholdson                 26                    Director, The Triumph
(60)                                                      Group, Inc. since 1992.
                                                          Trustee, PBHG Funds
                                                          since 1995.Trustee, Old
                                                          Mutual Advisor Funds,
                                                          since 2004.
------------------------------------------------------------------------------------------------
Jettie M. Edwards                   26                    Trustee, EQ Advisors (investment
 (59)                                                     company-37 portfolios) since 1997.
                                                          Trustee, PBHG Funds, since 1995.
------------------------------------------------------------------------------------------------
Albert A. Miller                    26                    Trustee, PBHG Funds,
 (71)                                                     since 1995.
------------------------------------------------------------------------------------------------

* Trustee of the Trust until such time as his or her successor is duly elected and appointed.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------------------------------------------------

                                                TERM OF
                              POSITION         OFFICE AND
                              HELD WITH        LENGTH OF                           PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE        THE FUND        TIME SERVED                            DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------

David J. Bullock**            President         President                       Director, President and Chief Executive Officer
 (49)                                             since                         since 2004, Old Mutual Capital, Inc. Trustee
                                                  2003                          and President since 2004, Old Mutual Advisor Funds.
                                                                                Chief Executive Officer, President and Director
                                                                                since 2003 and Chief Operating Officer in 2003,
                                                                                Liberty Ridge Capital. Chief Executive Officer and
                                                                                Trustee since 2003, Old Mutual Investment Partners.
                                                                                Trustee since 2003, Old Mutual Fund Services.
                                                                                Director since 2003, Old Mutual Shareholder
                                                                                Services, Inc. President since 2003, PBHG Funds.
                                                                                President and Chief Executive Officer from 1998 to
                                                                                2003, Transamerica Capital, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Lee T. Cummings**               Vice              Vice                          Vice President since 2001, Director of Sales
 (41)                        President          President                       and Marketing since 2004 and  Director of
                                               since 2005                       Mutual Fund Operations from 1996 to 2001,
                                                                                Liberty Ridge Capital, Inc. Vice President since
                                                                                2003 and President from 1999 to 2003, Old Mutual
                                                                                Investment Partners. Vice President from 2004 to
                                                                                2005, President from 1998 to 2004, Old Mutual Fund
                                                                                Services. Vice President from 2004 to 2005 and
                                                                                President from 2001 to 2004, Old Mutual Shareholder
                                                                                Services, Inc. Treasurer, Chief Financial Officer
                                                                                and Controller from 1997 to 2005 and Vice President
                                                                                since 2005, PBHG Funds. Treasurer, Chief Financial
                                                                                Officer and Controller from 1997 to 2005, PBHG
                                                                                Insurance Series Fund. Treasurer, Chief Financial
                                                                                Officer and Controller from 2004 to 2005, Old
                                                                                Mutual Advisor Funds.
------------------------------------------------------------------------------------------------------------------------------------

PBHG Insurance Series Fund
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)
As of July 26, 2005

------------------------------------------------------------------------------------------------------------------------------------
OFFICERS (CONCLUDED)
------------------------------------------------------------------------------------------------------------------------------------
                                                      TERM OF
                                POSITION             OFFICE AND
                                HELD WITH             LENGTH OF                               PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE          THE FUND             TIME SERVED                                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Veilleux             Senior Vice      Senior Vice President           Senior Vice President since 2005, PBHG Funds.
(61)                            President       since 2005. Employed for        President since May 2002, EJV Financial
                                                 an initial term of three       Services, LLC. Director, Deutsche Bank (and
                                                years and thereafter for        predecessor companies) and Executive Vice President
                                                   successive one year          and Chief Administrative Officer, Investment
                                                 terms unless terminated        Company Capital Corp (registered investment
                                                 prior to the end of the        advisor and registered transfer agent)
                                                   then current term.           from 1987 to 2002.
------------------------------------------------------------------------------------------------------------------------------------
John M. Zerr**               Vice President         Vice President              Chief Operating Officer since 2004, Senior
(43)                          and Secretary          and Secretary              Vice President since 2001, and General Counsel
                                                       since 1997               and Secretary since 1996, Liberty Ridge Capital,
                                                                                Inc. Executive Vice President, Secretary and
                                                                                General Counsel since 2004, Old Mutual Capital,
                                                                                Inc. Chief Operating Officer from 2004 to 2005 and
                                                                                General Counsel and Secretary from 1998 to 2005,
                                                                                Old Mutual Investment Partners. General Counsel
                                                                                and Secretary from 1998 to 2005, Old Mutual Fund
                                                                                Services. General Counsel and Secretary from 2001
                                                                                to 2005, Old Mutual Shareholder Services, Inc. Vice
                                                                                President and Secretary since 2004, Old Mutual
                                                                                Advisor Funds. Vice President and Secretary since
                                                                                1997, PBHG Funds. General Counsel and Secretary
                                                                                from 1996 to 2002, Pilgrim Baxter Value Investors,
                                                                                Inc.
------------------------------------------------------------------------------------------------------------------------------------
Brian C. Dillon**                 Vice             Vice President               Vice President and Chief Compliance Officer since
(42)                            President           since 2001 and              2001, Liberty Ridge Capital, Inc. Vice President
                                and Chief          Chief Compliance             and Chief Compliance Officer since 2004, Old Mutual
                               Compliance         Officer since 2004            Capital, Inc. Vice President, Chief Compliance
                                 Officer                                        Officer and Registered Principal since  2001, Old
                                                                                Mutual Investment Partners. Chief Compliance Officer
                                                                                since 2001, Old Mutual Fund Services. Chief
                                                                                Compliance Officer since 2001, Old Mutual
                                                                                Shareholder Services, Inc. Vice President and Chief
                                                                                Compliance Officer since 2004, Old Mutual Advisor
                                                                                Funds. Vice President since 2001 and Chief
                                                                                Compliance Officer since 2004, PBHG Funds. Chief
                                                                                Compliance Officer from 2001 to 2002, Pilgrim
                                                                                Baxter Value Investors, Inc. Chief Compliance
                                                                                Officer from 2001 to 2003, Pilgrim Baxter Private
                                                                                Equity Advisors. Vice President and Deputy
                                                                                Compliance Director from 1995 to 2001, Delaware
                                                                                Investments.
------------------------------------------------------------------------------------------------------------------------------------
Robert E. Putney, III**           Vice             Vice President and           Senior Vice President, Deputy General Counsel and
(45)                            President         Assistant Secretary           Assistant Secretary from 2004 to 2005, Old
                              and Assistant          since 2002                 Mutual Capital, Inc. Deputy General Counsel since
                               Secretary                                        2004, Vice President and Assistant Secretary since
                                                                                2001 and Senior Legal Counsel from 2001  to 2004,
                                                                                Liberty Ridge Capital, Inc. Senior Vice President
                                                                                and Deputy General Counsel from 2004 to 2005,
                                                                                Assistant Secretary from 2001 to 2005 and Senior
                                                                                Legal Counsel and Vice President from 2001 to 2004,
                                                                                Old Mutual Investment Partners. Senior Vice
                                                                                President and Deputy General Counsel from 2004 to
                                                                                2005, Assistant Secretary from 2001 to 2005 and
                                                                                Senior Legal Counsel and Vice President from 2001
                                                                                to 2004, Old Mutual Fund Services. Senior Vice
                                                                                President and Deputy General Counsel from 2004 to
                                                                                2005, Assistant Secretary from 2001 to 2005 and
                                                                                Senior Legal Counsel and Vice President from 2001
                                                                                to 2004, Old Mutual Shareholder Services, Inc.
                                                                                Vice President and Assistant Secretary since 2004,
                                                                                Old Mutual Advisor Funds. Vice President and
                                                                                Assistant Secretary since 2001, PBHG Funds. Senior
                                                                                Counsel and Assistant Secretary from 2001 to 2002,
                                                                                Pilgrim Baxter Value Investors, Inc. Director and
                                                                                Senior Counsel from 1997 to 2001, Merrill Lynch
                                                                                Investment Managers, L.P. and Princeton
                                                                                Administrators, L.P. and holding various other
                                                                                positions with these companies from 1991 to 1997.
                                                                                Secretary of various Merrill Lynch and Mercury
                                                                                open-end funds, as well as Somerset Exchange Fund
                                                                                and The Europe Fund, Inc. until December 2001.
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Black**               Treasurer,              Treasurer,                Treasurer, Chief Financial Officer and Controller,
(45)                            Chief               Chief Financial             PBHG Funds since July 2005. Treasurer, Chief
                              Financial               Officer and               Financial Officer and Controller, Old Mutual
                              and Officer             Controller                Advisor Funds since 2004. Chief Financial Officer,
                              Controller            since July 2005             Chief Administrative Officer, Executive Vice
                                                                                President and Treasurer of Old Mutual Capital,
                                                                                Inc. since July 2004. Chief Financial Officer,
                                                                                Chief Administrative Officer of Old Mutual
                                                                                Investment Partners since 2004. President,
                                                                                Treasurer and Chief Financial Officer of Old
                                                                                Mutual Fund Services since 2004. President,
                                                                                Treasurer and Chief Financial Officer of Old
                                                                                Mutual Shareholder Services since 2004. Senior
                                                                                Vice President and Chief Financial Officer of
                                                                                Transamerica Capital, Inc. from 2000 through 2004.
                                                                                Chief Financial Officer of Coldwell Banker Moore &
                                                                                Company (Denver Metro) (formerly Moore and Company
                                                                                Realtor) from 1997 through March 2000.
------------------------------------------------------------------------------------------------------------------------------------
William P. Schanne**          Assistant           Assistant Treasurer           Assistant Treasurer since 2004, Old Mutual Advisor
(32)                          Treasurer               since 2001                Funds. Assistant Treasurer since 2001, PBHG Funds.
                                                                                Fund Administration Associate since 2001, Liberty
                                                                                Ridge Capital, Inc. Fund Administration Associate
                                                                                since 2001, Old Mutual Fund Services. Fund
                                                                                Accounting Supervisor from 1999 to 2001 and Fund
                                                                                Accountant from 1998 to 1999, PFPC Inc.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth R. Naes**             Assistant           Assistant Treasurer           Assistant Treasurer, PBHG Funds, since July 2005.
(39)                          Treasurer           since July 2005               Vice President, Old Mutual Fund Services since
                                                                                July 2005. Director of Fund Services, Old Mutual
                                                                                Fund Services, since 2004. Member of the
                                                                                Investment Committee, Old Mutual Capital, Inc.,
                                                                                since 2004. Senior Vice President, Product
                                                                                Development at Transamerica Capital, Inc., from
                                                                                June 2000 to May 2004. Prior to June 2000, various
                                                                                positions at Transamerica Capital, Inc./AEGON USA.
------------------------------------------------------------------------------------------------------------------------------------

** Officer of the Trust until such time as his or her successor is duly elected and qualified.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY CONTRACT  (UNAUDITED)


In approving the continuance of the Advisory Agreement with respect to each Portfolio, the Board of Trustees considered factors generally applicable to the Adviser as well as factors particular to each Portfolio. Below is a summary of the factors considered by the Board of Trustees and the conclusions thereto that formed the basis for the Board of Trustees approving the continuance of the Advisory Agreement:

The Trustees considered the following factors generally applicable to the
Adviser:

     o Governance matters -- The Trustees weighed favorably that the Adviser had made significant progress in implementing the governance and compliance-related initiatives proposed by the Board of Trustees following the discovery of frequent trading in certain PBHG Funds portfolios.

     o Compliance matters -- The Trustees considered the compliance breakdown that allowed the former principals of the Adviser to encourage frequent trading in certain PBHG Funds portfolios and to allow exchanges beyond the limits provided for in PBHG Funds' prospectuses. The Trustees also considered the steps taken by the Adviser to ensure that such compliance violations or similar violations do not recur, including hiring a qualified compliance consultant to provide independent analysis of the compliance program at the Adviser, hiring additional compliance staff, and revising the Adviser's policies and procedures with respect to personal trading.

        The Trustees were satisfied that the resignation of the former principals of the Adviser and the implementation of enhanced compliance programs now in place were reasonably sufficient to prevent a recurrence of such compliance problems. The Trustees also favorably weighed the fact that, other than the former principals operating outside of the compliance program, the Adviser had a very good track record of detecting and preventing compliance problems, noting that there had been few compliance violations during the past year. The Trustees also favorably weighed the fact that in prior years when a compliance violation occurred, the Adviser, or one or more of its affiliates, generally made whole any affected fund shareholders, in accordance with the Trust's policies regarding reimbursement.

     o Nature and extent of services -- The Trustees were satisfied that the Adviser was providing the level of services required by the Advisory Agreement and necessary for the Trust to comply with the regulatory requirements applicable to the Portfolios. The Trustees also considered the Adviser's organizational efforts to correct weakness in the investment operations and its plan to strengthen the investment research staff and supporting elements, such as the Adviser's proprietary research system. In addition, the Trustees also favorably considered that the Adviser continued to improve the extent and quality of the materials provided to the Board and was very responsive to the Trustees' requests for additional or follow-up information.

     o Performance -- While concerned about the long-term underperformance of certain Portfolios, the Trustees were satisfied that the Adviser, with the assistance of a third-party consultant, had identified the causes of the underperformance and had taken steps to improve performance, including replacing underperforming portfolio managers where necessary and appropriate. The Trustees favorably weighed the Adviser's realignment of portfolio manager responsibilities to create direct manager and analyst accountability. The Trustees also considered the retooling efforts by the Adviser on its proprietary research system to assist portfolio managers with stock selection.

     o Costs and profitability of Adviser and its affiliates -- The Trustees considered the investment advisory fees charged by the Adviser to its non-investment company clients. The Trustees also considered the considerable reduction in the Adviser's operating profits over the last year and viewed favorably that the Adviser had committed to renew the Expense Limitation Agreement with the Trust, on behalf of each Portfolio, and keep in place the current fee waivers and expense reimbursements despite the fee reductions. The Trustees also noted that the Adviser had substantially curtailed the use of Portfolio brokerage commissions to pay for brokerage and research services that were permissible under Section 28(e), with the resultant increase in the Adviser's expenses. The Trustees also concluded that, despite the reduction in operating profits, the Adviser remained a financially viable organization, noting in particular Old Mutual's commitment to the Adviser. The Trustees also reviewed the information provided by the Adviser about the level of investment advisory fees charged to other clients and concluded that the extent of the services provided to the Portfolios was much more extensive than the services provided to these other clients.

     o Retention of key personnel -- The Trustees viewed favorably the initiatives undertaken by the Adviser and its parent to retain key executives, portfolio managers and other employees and to attract new, qualified employees.

     o Economies of scale -- The Trustees considered the advisory fee breakpoints proposed by the Adviser and the potential savings to shareholders as Portfolio asset levels increased. The Trustees noted that the proposed breakpoints instituted a framework to pass along economies of scale to shareholders once Portfolio assets reached meaningful levels.

     o Benefits derived by the Adviser from its relationship with the Portfolios -- The Trustees considered the fall-out benefits to the Adviser, including the Adviser's increased

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY CONTRACT  (UNAUDITED) (CONTINUED)


    visibility in the investment community. The Trustees also considered the Adviser's ability to obtain research and brokerage services through soft-dollars generated by Portfolio brokerage transactions and the benefits to the Adviser therefrom, which may benefit the Adviser's clients other than the Portfolios. The Trustees also weighed the benefits to affiliates of the Adviser, namely the profitable relationship between the Trust and Old Mutual Fund Services, as well as the Trust's relationship with OMIP, which, although not profitable, created further visibility for the Adviser and its parent, Old Mutual.

With respect to each Portfolio, the Trustees considered the following matters:

     o LIBERTY RIDGE GROWTH II PORTFOLIO -- The Trustees considered the short, medium and long-term performance of the Portfolio, which were significantly below the median of its peer group, and advisory fees higher than the Portfolio's peers the two main areas of concern with respect to the Growth II Portfolio. With respect to performance, the Trustees favorably weighed the Adviser's decision to replace the Portfolio's current portfolio manager with a portfolio manager who had a better performance track record managing another small-cap growth product, and also the decision to strengthen the investment research staff.

        With respect to advisory fees, the Trustees noted that the investment advisory fee was higher than the median for comparable portfolios, although the Portfolio's overall expense ratio was comparable to the Portfolio's peer group average. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the substantial decrease in the total assets of the Portfolio, primarily from net redemptions, had reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Portfolio during the prior calendar year.

        The Board concluded that in view of the corrective measures that the Adviser had undertaken to address the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE LARGE CAP GROWTH PORTFOLIO -- With respect to performance, the Trustees favorably weighed the Portfolio's good long-term performance and short and medium-term performance that was close to the median of its peer group. The Trustees also favorably weighed the Adviser's decision to replace the Portfolio's current portfolio manager team with a single portfolio manager and to strengthen the investment research staff. The Trustees considered the Portfolio's advisory fees, which were higher than its peers, the main area of concern with respect to the Portfolio.

        With respect to advisory fees, the Trustees noted that both the investment advisory fee and the Portfolio's overall expense ratio were higher than the median for comparable portfolios. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the decrease in the total assets of the Portfolio, primarily from net redemptions, had contributed to an increase in the Portfolio's overall expense ratios and had reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Portfolio during the prior calendar year.

        The Board concluded that in view of the measures that the Adviser had undertaken to improve the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE MID-CAP PORTFOLIO -- The Trustees favorably considered the Portfolio's short-term performance, which was above the median of its peer group, and its medium to long-term performance, which were significantly above the median of its peer group. The Trustees considered the Portfolio's advisory fee and expense ratio, which were higher than its peers, the principal area of concern with respect to the Mid-Cap Portfolio.

        With respect to the advisory fees, the Trustees noted that both the investment advisory fee and the Portfolio's overall expense ratio were higher than the median for comparable portfolios. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Mid-Cap Portfolio during the prior calendar year.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY CONTRACT  (UNAUDITED) (CONTINUED)


        The Board concluded that in view of the good short and long-term performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE LARGE CAP GROWTH CONCENTRATED PORTFOLIO -- With respect to performance, the Trustees favorably weighed the above average long-term performance and the Adviser's decision to address short-term and medium-term performance, which was below the median for its peer group, by replacing the portfolio management team with a single portfolio manager and by strengthening the investment research staff. The Trustees considered the Portfolio's advisory fees, which were higher than its peers, the main area of concern with respect to the Portfolio.

        With respect to the advisory fees, the Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the substantial decrease in the total assets of the Portfolio, primarily from net redemptions, had resulted in an increase in the Portfolio's overall expense ratios and had significantly reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Portfolio during the prior calendar year.

        The Board concluded that in view of the corrective measures that the Adviser had undertaken to improve the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE SELECT VALUE PORTFOLIO -- The Trustees considered the Portfolio's short and medium-term performance, which was significantly below the median of its peer group, and advisory fees higher than the Portfolio's peers, the two main areas of concern with respect to the Select Value Portfolio. With respect to performance, the Trustees favorably weighed the Portfolio's higher than average long-term performance and the Adviser's decision to address the short-term performance by replacing the Select Value Portfolio's portfolio manager.

        With respect to advisory fees, the Trustees noted that the investment advisory fee was higher than the median for comparable portfolios, although the Portfolio's overall expense ratio was lower than the average expense ratio for the Portfolio's peer group. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser applicable to the Select Value Portfolio. These reductions and fee breakpoints, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the substantial decrease in the total assets of the Portfolio, primarily from net redemptions, had resulted in an increase in the Portfolio's overall expense ratios and had reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Portfolio during the prior calendar year.

        The Board concluded that in view of the corrective measures that the Adviser had undertaken to address the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE SMALL CAP GROWTH PORTFOLIO -- The Trustees considered the Portfolio's short-term performance, which was below the median of its peer group, and advisory fees (gross of waivers) higher than its peers, the two main areas of concern with respect to this Portfolio. With respect to performance, the Trustees noted that the Portfolio had only been in existence for approximately 3 years and had limited cash flow and assets, which impacted performance. The Trustees favorably weighed the Adviser's decision to replace the current portfolio manager with a new portfolio manager and to strengthen the investment research staff.

        With respect to advisory fees, the Trustees noted that both the investment advisory fee (gross of waivers) and the Portfolio's overall expense ratio were higher than the median for comparable portfolios. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the decrease in the total assets of the Portfolio, primarily from net redemptions, had resulted in an increase in the Portfolio's overall expense ratios and had reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY CONTRACT  (UNAUDITED) (CONCLUDED)


        Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Portfolio during the prior calendar year.

        The Board concluded that in view of the corrective measures that the Adviser had undertaken to address the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE SMALL CAP PORTFOLIO -- The Trustees considered the Portfolio's short-term performance, which was below the median of its peer group, and investment advisory fees and expense ratios higher than the Portfolio's peers, the two main areas of concern with respect to the Small Cap Portfolio. With respect to performance, the Trustees favorably weighed the stronger medium-term and long-term performance of the Portfolio and the Adviser's decision to strengthen the investment research staff.

        With respect to advisory fees, The Trustees noted that both the investment advisory fee and the Portfolio's overall expense ratio were higher than the median for comparable portfolios. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the decrease in the total assets of the Portfolio, primarily from net redemptions, had significantly reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Small Cap Portfolio during the prior calendar year.

        The Board concluded that in view of the corrective measures that the Adviser had undertaken to address the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE TECHNOLOGY & COMMUNICATIONS PORTFOLIO -- The Trustees considered the Portfolio's short-term, medium-term and long-term underperformance versus the Portfolio's peer group, and advisory fees (gross of waivers) higher than the Portfolio's peers, the two main areas of concern with respect to the Technology & Communications Portfolio. With respect to performance, the Trustees favorably weighed the Adviser's decision to replace the Technology & Communications Portfolio's current portfolio manager team with a single portfolio manager and to strengthen the investment research staff.

        With respect to advisory fees, the Trustees noted that the investment advisory fee was higher than the median for comparable portfolios, although the Portfolio's overall expense ratio was lower than the average total expense ratio for the Portfolio's peer group. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the decrease in the total assets of the Portfolio, primarily from net redemptions, had significantly reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Technology & Communications Portfolio during the prior calendar year.

        The Board concluded that in view of the corrective measures that the Adviser had undertaken to address the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

        In addition, after reviewing Liberty Ridge Capital's contract renewal presentation, the Board concluded that it would monitor the corrective actions that Liberty Ridge Capital proposed to make with respect to performance in the context of the reasonableness of the advisory fee.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE SMALL CAP PORTFOLIO

Dear Shareholder:

The first half of 2005 was a tale of two quarters, with small capitalization equities underperforming the broader market for the first three months of the year and rallying in May and June. Overall small cap stocks finished the period in the negative. However, for the six month period ended June 30, 2005, the Liberty Ridge Small Cap Portfolio was able to outperform its benchmark, the Russell 2000(R) Index.

PERFORMANCE DISCUSSION

Energy companies were the clear winners in the first half for both the Portfolio and the benchmark. Strong demand, particularly from emerging economies, coupled with continued supply concerns, helped push commodity prices higher. Our energy holdings, such as oil refiner Frontier Oil and deep water driller Atwood Oceanics, performed particularly well during the period. Although we entered the period with a modest overweight position in energy relative to the benchmark, we began to decrease our holdings as the year progressed. While we still believe in the long term outlook for this sector, we believe that current valuations, for the most part, fully reflect the earnings prospects for the sector.

Several of our selections in the services sector negatively impacted performance during the period. Two holdings in this sector which struggled were Portfolio Recovery Associates and Asset Acceptance Capital, purchasers of defaulted consumer receivables from consumer credit originators.

We continue to remain overweight in the broadcasting area. We believe these companies produce very healthy cash flows and are benefiting from industry leader, Clear Channel Communications, reducing the amount of airtime they are making available for sale. This is having a favorable impact on pricing for other competitors. During the period we reduced our technology weighting as we feel valuations are richer than fundamentals justify. On the other hand, we increased our health care weighting as we believe the sector has solid growth prospects and is much less sensitive to overall economic conditions.

Despite a strong showing in the first part of the year, our selections in the health care area detracted from Portfolio results. Parexel, a contract research company, experienced operation problems, and its stock price was significantly impacted in the second quarter. We have eliminated the stock from the Portfolio. Another health care holding, Perrigo, a manufacturer of over the counter medications and cold remedies, was hurt by acquisition concerns and a weak winter flu season. Our lack of exposure to bio technology companies also impacted results, as they performed well during the period. In our opinion, many of these companies have no history of earnings, current earnings, or prospects for earnings in the near term.

LOOKING FORWARD

We believe that individual stock selection will be a key driver of performance in the upcoming months. We currently do not believe that any one sector of the market appears overvalued or undervalued. Instead, we will continue to employ our bottom-up investment process to identify opportunities that best exemplify our trade-off of valuation, near-term dynamics and long-term growth. Unless there is an unexpected spike in inflation and/or interest rates, which represent, in our opinion, the greatest risks to the market, we believe small cap stocks have the potential to provide positive returns going forward.


Sincerely,


S/Signature


James B. Bell, III, CFA
Portfolio Manager*


* EFFECTIVE DECEMBER 9, 2004.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE SMALL CAP PORTFOLIO


DISCLOSURE OF PORTFOLIO EXPENSES (UNAUDITED)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a mutual fund's gross income, directly reduce the investment return of the mutual fund. A mutual fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in this Portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates this Portfolio's costs in two ways.

o ACTUAL PORTFOLIO RETURN. This section helps you to estimate the actual expenses, after any fee waivers, that you paid over the six month period ended June 30, 2005. The "Ending Account Value" shown is derived from the Portfolio's actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

   To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Portfolio under the heading "Expenses Paid During Six Month Period."

o HYPOTHETICAL 5% RETURN. This section is intended to help you compare your Portfolio's costs with those of other mutual funds. It assumes that the Portfolio had an annual return of 5% before expenses during the year and that the expense ratio ("Annualized Expense Ratios for the Six Month Period") for the period is unchanged. In this case, because the return used is not the Portfolio's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Portfolio's costs by comparing this hypothetical result for your Portfolio in the "Expenses Paid During Six Month Period" with the hypothetical examples that appear in the same charts in shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as sales charges (loads) and redemption fees, which are described in the Prospectus. If those transactional costs were applied to your account, your costs would be higher.

                                                                                     ANNUALIZED
                                                                                       EXPENSE
                                                                                       RATIOS            EXPENSES
                                            BEGINNING             ENDING               FOR THE          PAID DURING
                                          ACCOUNT VALUE        ACCOUNT VALUE          SIX MONTH          SIX MONTH
                                             12/31/04            06/30/05               PERIOD            PERIOD*
                                       ------------------   ------------------   ------------------ ------------------
Actual Portfolio Return                    $1,000.00            $   999.50             1.20%               $5.95
Hypothetical 5% Return                      1,000.00              1,018.84             1.20%                6.01

* EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE
  PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE SMALL CAP PORTFOLIO                                    (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
                             AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2005
------------------------------------------------------------------------------------------------------------------------------------
                                                                        Annualized             Annualized            Annualized
                                                  One Year              Three Year              Five Year           Inception to
                             Six Months            Return                 Return                 Return                 Date
------------------------------------------------------------------------------------------------------------------------------------
Libety Ridge Small Cap
Portfolio                     (0.05)%              12.27%                  8.77%                  4.36%                10.59%
------------------------------------------------------------------------------------------------------------------------------------


          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN LIBERTY RIDGE SMALL CAP PORTFOLIO VERSUS THE RUSSELL 2000(R) INDEX AND THE
                      LIPPER SMALL-CAP CORE FUNDS AVERAGE

[Line chart omitted -- plot points are as follows:]

                          Liberty Ridge                                      Lipper Small-Cap Core
                        Small Cap Portfolio      Russell 2000(R) Index           Funds Average
---------------------------------------------------------------------------------------------------------------------------
10/28/97                      10000                      10000                     10000
10/31/97                      10050                      10095                     10000
11/30/97                      10060                      10030                      9902
12/31/97                      10480                      10205                      9988
1/31/98                       10630                      10044                      9827
2/28/98                       11250                      10787                     10534
3/31/98                       11950                      11232                     11026
4/30/98                       12230                      11294                     11122
5/31/98                       11590                      10685                     10580
6/30/98                       11520                      10708                     10512
7/31/98                       10995                       9841                      9773
8/31/98                        8812                       7930                      7891
9/30/98                        9233                       8551                      8251
10/31/98                      10064                       8899                      8586
11/30/98                      10805                       9366                      9089
12/31/98                      11626                       9945                      9595
1/31/99                       11286                      10077                      9548
2/28/99                       10424                       9261                      8829
3/31/99                       10064                       9406                      8852
4/30/99                       10755                      10249                      9572
5/31/99                       11446                      10398                      9827
6/30/99                       11987                      10869                     10383
7/31/99                       12127                      10570                     10317
8/31/99                       11906                      10179                      9994
9/30/99                       11806                      10181                      9937
10/31/99                      11526                      10223                      9933
11/30/99                      12097                      10833                     10550
12/31/99                      13479                      12059                     11478
1/31/00                       13479                      11866                     11240
2/29/00                       15712                      13825                     12543
3/31/00                       16723                      12914                     12663
4/30/00                       15862                      12137                     12181
5/31/00                       15932                      11429                     11728
6/30/00                       17484                      12425                     12570
7/31/00                       17003                      12026                     12323
8/31/00                       18666                      12943                     13368
9/30/00                       18421                      12563                     13094
10/31/00                      17621                      12002                     12730
11/30/00                      16269                      10770                     11652
12/31/00                      18349                      11695                     12745
1/31/01                       19087                      12304                     13296
2/28/01                       18134                      11497                     12627
3/31/01                       17232                      10934                     12048
4/30/01                       18503                      11790                     12980
5/31/01                       19046                      12079                     13422
6/30/01                       19168                      12496                     13769
7/31/01                       18892                      11820                     13415
8/31/01                       18451                      11438                     13053
9/30/01                       15595                       9899                     11463
10/31/01                      16758                      10478                     12029
11/30/01                      18330                      11289                     12813
12/31/01                      19462                      11986                     13626
1/31/02                       18739                      11861                     13560
2/28/02                       18121                      11536                     13334
3/31/02                       19452                      12463                     14375
4/30/02                       19001                      12577                     14526
5/31/02                       18152                      12019                     14035
6/30/02                       16821                      11422                     13339
7/31/02                       13792                       9697                     11521
8/31/02                       14190                       9672                     11561
9/30/02                       13247                       8978                     10752
10/31/02                      13461                       9266                     11021
11/30/02                      14228                      10092                     11793
12/31/02                      13407                       9531                     11307
1/31/03                       12949                       9267                     10989
2/28/03                       12491                       8987                     10633
3/31/03                       12704                       9102                     10731
4/30/03                       13876                       9966                     11645
5/31/03                       15059                      11035                     12722
6/30/03                       15251                      11235                     13040
7/31/03                       15880                      11938                     13693
8/31/03                       16562                      12485                     14319
9/30/03                       16082                      12254                     14087
10/31/03                      17532                      13284                     15227
11/30/03                      18107                      13755                     15782
12/31/03                      18640                      14034                     16199
1/31/04                       19173                      14644                     16763
2/29/04                       19482                      14775                     17029
3/31/04                       19472                      14913                     17160
4/30/04                       18736                      14152                     16474
5/31/04                       18843                      14378                     16637
6/30/04                       19280                      14983                     17314
7/31/04                       18022                      13974                     16336
8/31/04                       17660                      13902                     16158
9/30/04                       18523                      14555                     16919
10/31/04                      18960                      14842                     17195
11/30/04                      20623                      16129                     18546
12/31/04                      21656                      16606                     19134
1/31/05                       20846                      15914                     18554
2/28/05                       21230                      16183                     18985
3/31/05                       21145                      15720                     18518
4/30/05                       19898                      14820                     17522
5/31/05                       20921                      15790                     18494
6/30/05                       21646                      16399                     19128

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE LIBERTY RIDGE SMALL CAP PORTFOLIO WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The Liberty Ridge Small Cap Portfolio's total return is based on net change in NAV, assuming reinvestment of distributions. The performance figures quoted may be lower at this time due to recent market volatility. The performance results are subject to change since June 30, 2005. Securities of smaller companies involve greater risk and price volatility than larger, more established companies. The returns for certain periods may reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance would have been lower. Investors considering the Liberty Ridge Small Cap Portfolio should have a long-term investment horizon. The PBHG Insurance Series Fund is only available through certain variable annuity and variable life contracts offered by the separate accounts of participating insurance companies. The performance shown above does not reflect the fees and charges associated with the variable annuity provider. Early withdrawals may result in tax penalties as well as any sales charges assessed by the variable annuity provider. This information should be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending money. The Liberty Ridge Small Cap Portfolio commenced operations on October 28, 1997. The chart assumes $10,000 invested in the Lipper Small-Cap Core Funds Average at that month's end, October 31, 1997. For more information on the Lipper Small-Cap Core Funds Average and the Russell 2000(R) Index please see the PBHG Disclosure Notes on page 114.

SECTOR WEIGHTINGS AT JUNE 30, 2005

[Pie chart omitted -- plot points are as follows:]

Basic Materials                          4%
Consumer Cyclical                       21%
Consumer Non-Cyclical                    1%
Energy                                   4%
Financial                               24%
Health Care                             10%
Industrial                              12%
Investment Company                       1%
Repurchase Agreement                     5%
Services                                 5%
Technology                              11%
Transportation                           1%
Utilities                                1%

% of Total Portfolio Investments


TOP TEN COMMON STOCK HOLDINGS AT JUNE 30, 2005

Mediacom Communications, Cl A                     3.1%
MeriStar Hospitality                              2.8%
Sinclair Broadcast Group, Cl A                    2.5%
Collegiate Funding Services LLC                   2.2%
Scholastic                                        2.0%
Olin                                              1.9%
HomeBanc                                          1.7%
Radio One, Cl A/D                                 1.7%
Wilson Greatbatch Technologies                    1.7%
KMG America                                       1.6%
--------------------------------------------------------------------------------

COMBINED TOP TEN COMMON STOCK
HOLDINGS AS A % OF TOTAL PORTFOLIO
INVESTMENTS IN COMMON STOCK                      21.2%

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE SMALL CAP PORTFOLIO

STATEMENT OF NET ASSETS
AS OF JUNE 30, 2005 (UNAUDITED)


--------------------------------------------------------------------------------
                                                      Market
Description                            Shares       Value (000)
--------------------------------------------------------------------------------

COMMON STOCK -- 94.0%
BASIC MATERIALS -- 4.1%
CHEMICALS-DIVERSIFIED -- 1.8%
Olin                                  136,960      $    2,498
                                                   ----------
                                                        2,498
--------------------------------------------------------------------------------
CHEMICALS-PLASTICS -- 0.6%
Spartech                               47,560             847
                                                   ----------
                                                          847
--------------------------------------------------------------------------------
CHEMICALS-SPECIALTY -- 0.4%
Hercules*                              36,000             509
                                                   ----------
                                                          509
--------------------------------------------------------------------------------
PAPER & RELATED PRODUCTS -- 1.3%
Neenah Paper                           54,630           1,692
                                                   ----------
                                                        1,692
                                                   ----------
TOTAL BASIC MATERIALS (COST $5,483)                     5,546
                                                   ----------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 21.8%
APPAREL MANUFACTURERS -- 0.8%
Carter's*                              17,620           1,029
                                                   ----------
                                                        1,029
--------------------------------------------------------------------------------
BROADCAST SERVICES/PROGRAMMING -- 0.9%
Nexstar Broadcasting Group, Cl A*     203,500           1,262
                                                   ----------
                                                        1,262
--------------------------------------------------------------------------------
CABLE TV -- 4.0%
Insight Communications, Cl A*         131,630           1,454
Mediacom Communications, Cl A*        580,200           3,986
                                                   ----------
                                                        5,440
--------------------------------------------------------------------------------
HOTELS & MOTELS -- 1.3%
Jameson Inns*                         727,100           1,680
                                                   ----------
                                                        1,680
--------------------------------------------------------------------------------
MULTIMEDIA -- 1.2%
Entravision Communications, Cl A*     214,610           1,672
                                                   ----------
                                                        1,672
--------------------------------------------------------------------------------
PUBLISHING-BOOKS -- 1.9%
Scholastic*                            67,460           2,600
                                                   ----------
                                                        2,600
--------------------------------------------------------------------------------
PUBLISHING-NEWSPAPERS -- 1.5%
Journal Register*                     112,200           1,965
                                                   ----------
                                                        1,965
--------------------------------------------------------------------------------
PUBLISHING-PERIODICALS -- 1.5%
Reader's Digest Association           120,870           1,994
                                                   ----------
                                                        1,994
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Market
Description                            Shares       Value (000)
--------------------------------------------------------------------------------

RADIO -- 4.7%
Cumulus Media, Cl A*                   97,100      $    1,144
Emmis Communications, Cl A*            63,200           1,117
Radio One, Cl A                       119,700           1,524
Radio One, Cl D                        55,100             703
Spanish Broadcasting System*          182,400           1,822
                                                   ----------
                                                        6,310
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 0.3%
Lone Star Steakhouse & Saloon          14,700             447
                                                   ----------
                                                          447
--------------------------------------------------------------------------------
RETAIL-VIDEO RENTAL -- 1.3%
Blockbuster, Cl A                     187,200           1,707
                                                   ----------
                                                        1,707
--------------------------------------------------------------------------------
TELEVISION -- 2.4%
Sinclair Broadcast Group, Cl A        356,800           3,240
                                                   ----------
TOTAL CONSUMER CYCLICAL (COST $29,309)                 29,346
                                                   ----------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 1.5%
AGRICULTURAL OPERATIONS -- 1.5%
Delta & Pine Land                      47,200           1,183
Tejon Ranch*                           15,400             793
                                                   ----------
                                                        1,976
                                                   ----------
TOTAL CONSUMER NON-CYCLICAL (COST $1,925)               1,976
                                                   ----------
--------------------------------------------------------------------------------
ENERGY -- 3.5%
OIL & GAS DRILLING -- 0.6%
Atwood Oceanics*                       13,000             800
                                                   ----------
                                                          800
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 0.9%
Meridian Resource*                    144,300             690
Stone Energy*                          12,220             597
                                                   ----------
                                                        1,287
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 2.0%
Cal Dive International*                14,490             759
Core Laboratories*                     28,275             759
W-H Energy Services*                   46,500           1,159
                                                   ----------
                                                        2,677
                                                   ----------
TOTAL ENERGY (COST $3,216)                              4,764
                                                   ----------
--------------------------------------------------------------------------------
FINANCIAL -- 23.9%
COMMERCIAL BANKS-EASTERN US -- 0.6%
Signature Bank*                        31,130             760
                                                   ----------
                                                          760
--------------------------------------------------------------------------------
FINANCE-CONSUMER LOANS -- 3.2%
Collegiate Funding Services LLC*      195,223           2,846
Portfolio Recovery Associates*         35,900           1,509
                                                   ----------
                                                        4,355
--------------------------------------------------------------------------------
FINANCE-CREDIT CARD -- 0.4%
Metris*                                32,650             472
                                                   ----------
                                                          472
--------------------------------------------------------------------------------

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE SMALL CAP PORTFOLIO


--------------------------------------------------------------------------------
                                                      Market
Description                            Shares       Value (000)
--------------------------------------------------------------------------------

FINANCE-INVESTMENT BANKER/BROKER -- 0.3%
GFI Group*                             10,250      $      365
                                                   ----------
                                                          365
--------------------------------------------------------------------------------
FINANCE-OTHER SERVICES -- 2.8%
Asset Acceptance Capital*              76,810           1,990
MarketAxess Holdings*                 163,114           1,843
                                                   ----------
                                                        3,833
--------------------------------------------------------------------------------
INSURANCE BROKERS -- 1.3%
USI Holdings*                         130,720           1,684
                                                   ----------
                                                        1,684
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY SERVICES -- 1.0%
Affiliated Managers Group*             20,600           1,408
                                                   ----------
                                                        1,408
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 1.5%
KMG America*                          207,510           2,063
                                                   ----------
                                                        2,063
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 0.5%
Allmerica Financial*                   16,600             616
                                                   ----------
                                                          616
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 0.9%
EMC Insurance Group                    68,600           1,240
                                                   ----------
                                                        1,240
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT/SERVICES -- 1.0%
CB Richard Ellis Group, Cl A*           9,505             417
Trammell Crow*                         40,400             979
                                                   ----------
                                                        1,396
--------------------------------------------------------------------------------
REINSURANCE -- 1.0%
PXRE Group                             55,450           1,398
                                                   ----------
                                                        1,398
--------------------------------------------------------------------------------
REITS-HOTELS -- 4.5%
Ashford Hospitality Trust             117,000           1,264
DiamondRock Hospitality               103,500           1,169
MeriStar Hospitality*                 420,900           3,620
                                                   ----------
                                                        6,053
--------------------------------------------------------------------------------
REITS-MORTGAGE -- 1.7%
HomeBanc                              246,500           2,241
                                                   ----------
                                                        2,241
--------------------------------------------------------------------------------
S&L/THRIFTS-GENTRAL US -- 1.1%
Franklin Bank*                         82,300           1,544
                                                   ----------
                                                        1,544
--------------------------------------------------------------------------------
S&L/THRIFTS-EASTERN US -- 1.2%
NewAlliance Bancshares                111,400           1,565
                                                   ----------
                                                        1,565
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Market
Description                            Shares       Value (000)
--------------------------------------------------------------------------------

S&L/THRIFTS-SOUTHERN US -- 0.9%
BankAtlantic Bancorp, Cl A             64,350      $    1,219
                                                   ----------
TOTAL FINANCIAL (COST $ 26,461)                        32,212
                                                   ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 10.6%
DISPOSABLE MEDICAL PRODUCTS -- 0.5%
ICU Medical*                           21,320             686
                                                   ----------
                                                          686
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 1.3%
Symmetry Medical*                      71,600           1,685
                                                   ----------
                                                        1,685
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 1.5%
Applera Corp - Celera Genomics Group* 127,200           1,396
Enzon Pharmaceuticals*                101,900             660
                                                   ----------
                                                        2,056
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 1.8%
Angiotech Pharmaceuticals*             97,700           1,354
Priority Healthcare, Cl B*             44,220           1,122
                                                   ----------
                                                        2,476
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 2.3%
Eon Labs*                              50,812           1,557
Perrigo                               115,410           1,609
                                                   ----------
                                                        3,166
--------------------------------------------------------------------------------
MEDICAL-NURSING HOMES -- 0.9%
Genesis HealthCare*                    26,950           1,247
                                                   ----------
                                                        1,247
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 1.3%
Accredo Health*                        37,300           1,693
                                                   ----------
                                                        1,693
--------------------------------------------------------------------------------
THERAPEUTICS -- 1.0%
CV Therapeutics*                       32,400             726
QLT*                                   54,600             569
                                                   ----------
                                                        1,295
                                                   ----------
TOTAL HEALTH CARE (COST $12,528)                       14,304
                                                   ----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 12.0%
AEROSPACE/DEFENSE -- 2.3%
Armor Holdings*                        42,900           1,699
Teledyne Technologies*                 41,700           1,359
                                                   ----------
                                                        3,058
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE-EQUIPMENT -- 0.5%
BE Aerospace*                          43,550             681
                                                   ----------
                                                          681
--------------------------------------------------------------------------------
BATTERIES/BATTERY SYSTEMS -- 1.6%
Wilson Greatbatch Technologies*        91,050           2,176
                                                   ----------
                                                        2,176
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
LIBERTY RIDGE SMALL CAP PORTFOLIO


--------------------------------------------------------------------------------
                                                      Market
Description                            Shares       Value (000)
--------------------------------------------------------------------------------

BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS -- 1.0%
Dycom Industries*                      17,800      $      353
Insituform Technologies, Cl A*         58,400             936
                                                   ----------
                                                        1,289
--------------------------------------------------------------------------------
BUILDING-HEAVY CONSTRUCTION -- 0.6%
Washington Group International*        15,370             786
                                                   ----------
                                                          786
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 0.8%
Brink's                                28,600           1,030
                                                   ----------
                                                        1,030
--------------------------------------------------------------------------------
ELECTRONICS-MILITARY -- 0.4%
EDO                                    19,700             589
                                                   ----------
                                                          589
--------------------------------------------------------------------------------
ENGINEERING/R&D SERVICES -- 1.2%
Shaw Group*                            74,610           1,605
                                                   ----------
                                                        1,605
--------------------------------------------------------------------------------
HAZARDOUS WASTE DISPOSAL -- 0.4%
American Ecology                       31,810             569
                                                   ----------
                                                          569
--------------------------------------------------------------------------------
MACHINERY-GENERAL INDUSTRY -- 1.0%
Wabtec                                 65,000           1,396
                                                   ----------
                                                        1,396
--------------------------------------------------------------------------------
NON-HAZARDOUS WASTE DISPOSAL -- 1.3%
WCA Waste*                            198,200           1,734
                                                   ----------
                                                        1,734
--------------------------------------------------------------------------------
WIRE & CABLE PRODUCTS -- 0.9%
General Cable*                         80,800           1,198
                                                   ----------
TOTAL INDUSTRIAL (COST $12,802)                        16,111
                                                   ----------
--------------------------------------------------------------------------------
SERVICES -- 4.7%
COMMERCIAL SERVICES-FINANCE -- 1.0%
Wright Express*                        74,800           1,382
                                                   ----------
                                                        1,382
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 0.7%
Manhattan Associates*                  46,225             888
                                                   ----------
                                                          888
--------------------------------------------------------------------------------
HUMAN RESOURCES -- 0.6%
Medical Staffing Network Holdings*    171,400             848
                                                   ----------
                                                          848
--------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT -- 1.2%
PRA International*                     62,900           1,684
                                                   ----------
                                                        1,684
--------------------------------------------------------------------------------
TELEPHONE-INTEGRATED -- 1.2%
Valor Communications Group*           113,750           1,570
                                                   ----------
TOTAL SERVICES (COST $6,508)                            6,372
                                                   ----------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Market
Description                            Shares       Value (000)
--------------------------------------------------------------------------------

TECHNOLOGY -- 10.7%
APPLICATIONS SOFTWARE -- 0.4%
Quest Software*                        39,100      $      533
                                                   ----------
                                                          533
--------------------------------------------------------------------------------
B2B/E-COMMERCE -- 0.4%
webMethods*                           102,650             575
                                                   ----------
                                                          575
--------------------------------------------------------------------------------
COMPUTER AIDED DESIGN -- 0.6%
Parametric Technology*                127,700             815
                                                   ----------
                                                          815
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 0.9%
Maxtor*                               103,400             538
Western Digital*                       44,480             597
                                                   ----------
                                                        1,135
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 1.0%
MoneyGram International                68,000           1,300
                                                   ----------
                                                        1,300
--------------------------------------------------------------------------------
DECISION SUPPORT SOFTWARE -- 0.6%
NetIQ*                                 75,400             856
                                                   ----------
                                                          856
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 0.5%
CTS                                    54,000             664
                                                   ----------
                                                          664
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 1.5%
Integrated Silicon Solutions*         109,600             812
Omnivision Technologies*               43,100             586
Zoran*                                 48,200             640
                                                   ----------
                                                        2,038
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 1.6%
Informatica*                          160,100           1,343
Manugistics Group*                    138,400             247
SSA Global Technologies*               40,500             486
                                                   ----------
                                                        2,076
--------------------------------------------------------------------------------
INTERNET APPLICATION SOFTWARE -- 0.5%
Verity*                                80,400             705
                                                   ----------
                                                          705
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 0.5%
Foundry Networks*                      79,400             685
                                                   ----------
                                                          685
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 0.7%
Standard Microsystems*                 39,200             916
                                                   ----------
                                                          916
--------------------------------------------------------------------------------
SOFTWARE TOOLS -- 0.6%
Borland Software*                     120,600             827
                                                   ----------
                                                          827
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
LIBERTY RIDGE SMALL CAP PORTFOLIO


--------------------------------------------------------------------------------
                                     Shares/Face      Market
Description                         Amount (000)    Value (000)
--------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES -- 0.9%
Iowa Telecommunications Services*      65,300      $    1,224
                                                   ----------
TOTAL TECHNOLOGY (COST $14,356)                        14,349
                                                   ----------
--------------------------------------------------------------------------------
TRANSPORTATION -- 0.7%
AIRLINES -- 0.2%
Skywest                                15,400             280
                                                   ----------
                                                          280
--------------------------------------------------------------------------------
TRANSPORT-MARINE -- 0.5%
CP Ships                               40,400             632
                                                   ----------
TOTAL TRANSPORTATION (COST $660)                          912
                                                   ----------
--------------------------------------------------------------------------------
UTILITIES -- 0.5%
ELECTRIC-INTEGRATED -- 0.5%
MGE Energy                             20,200             735
                                                   ----------
TOTAL UTILITIES (COST $531)                               735
                                                   ----------
TOTAL COMMON STOCK (COST $113,779)                    126,627
                                                   ----------
--------------------------------------------------------------------------------
INVESTMENT COMPANY -- 1.3%
INDEX FUND-SMALL CAP -- 1.3%
iShares Russell 2000 Index Fund        27,400           1,745
                                                   ----------
                                                        1,745
                                                   ----------
TOTAL INVESTMENT COMPANY (COST $1,699)                  1,745
                                                   ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.3%
Morgan Stanley
   3.25%, dated 06/30/05, to be
   repurchased on 07/01/05, repurchase
   price $7,179,516 (collateralized by
   a U.S. Government obligation,
   par value $7,230,000, 4.125%,
   04/15/09, total market
   value $7,326,042)(A)                $7,179           7,179
                                                   ----------
TOTAL REPURCHASE AGREEMENT (COST $7,179)                7,179
                                                   ----------
TOTAL INVESTMENTS -- 100.6% (COST $122,657)        $  135,551
                                                   ----------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Description                                         Value (000)
--------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES -- (0.6)%
Payable for investment securities purchased       $      (942)
Payable for investment advisory fees                      (96)
Payable for fund shares redeemed                          (86)
Payable for administrative fees                           (14)
Payable for trustees' fees                                 (2)
Other assets and liabilities, net                         366
                                                   ----------
TOTAL OTHER ASSETS AND LIABILITIES                       (774)
                                                   ----------
NET ASSETS -- 100.0%                               $  134,777
                                                   ==========
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)
   based on 6,636,780 outstanding
   shares of beneficial interest                  $   130,199
Accumulated net investment loss                          (258)
Accumulated net realized loss on investments           (8,058)
Net unrealized appreciation on investments             12,894
                                                  -----------
NET ASSETS                                        $   134,777
                                                  ===========
 NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                     $20.31
                                                       ======

* Non-income producing security.
(A) -- Tri-party repurchase agreement
Cl -- Class
LLC -- Limited Liability Company
REITs -- Real Estate Investment Trusts
Cost figures are shown with "000's" omitted.


The accompanying notes are an integral part of the financial statements.

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--------------------------------------------------------------------------------
LIBERTY RIDGE SMALL CAP PORTFOLIO


STATEMENT OF OPERATIONS (000)
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2005 (UNAUDITED)

INVESTMENT INCOME:
     Dividends..................................................................................................     $       458
     Interest...................................................................................................             111
     Foreign Taxes Withheld ....................................................................................              (1)
                                                                                                                     -----------
        Total Investment Income.................................................................................             568
                                                                                                                     -----------
EXPENSES:
     Investment Advisory Fees...................................................................................             688
     Administrative Fees........................................................................................              85
     Trustees' Fees.............................................................................................              15
     Professional Fees..........................................................................................              48
     Printing Fees..............................................................................................              25
     Transfer Agent Fees........................................................................................              12
     Custodian Fees.............................................................................................               9
     Other Fees.................................................................................................              13
                                                                                                                     -----------
          Total Expenses........................................................................................             895
LESS:
     Waiver of Investment Advisory Fees.........................................................................             (69)
                                                                                                                     -----------
          Net Expenses .........................................................................................             826
                                                                                                                     -----------
NET INVESTMENT LOSS.............................................................................................            (258)
                                                                                                                     -----------
Net Realized Gain from Security Transactions....................................................................           9,867
Net Change in Unrealized Depreciation on Investments............................................................         (10,404)
                                                                                                                     -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS.................................................................            (537)
                                                                                                                     -----------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS................................................................     $      (795)
                                                                                                                     ===========


The accompanying notes are an integral part of the financial statements.

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--------------------------------------------------------------------------------
LIBERTY RIDGE SMALL CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (000)
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2005 (UNAUDITED) AND THE YEAR ENDED
DECEMBER 31, 2004

                                                                                                  01/01/05           01/01/04
                                                                                                     to                 to
                                                                                                  06/30/05           12/31/04
                                                                                              --------------      --------------
INVESTMENT ACTIVITIES:
   Net Investment Loss......................................................................   $       (258)       $    (1,267)
   Net Realized Gain from Security Transactions.............................................          9,867             42,747
   Net Change in Unrealized Depreciation on Investments ....................................        (10,404)           (17,947)
                                                                                               ------------        -----------
   Net Increase (Decrease) in Net Assets Resulting from Operations..........................           (795)            23,533
                                                                                               ------------        -----------
CAPITAL SHARE TRANSACTIONS:
   Shares Issued............................................................................            335                390
   Shares Redeemed..........................................................................        (19,604)           (88,480)
                                                                                               ------------        -----------
   Net Decrease in Net Assets Derived from Capital Share Transactions.......................        (19,269)           (88,090)
                                                                                               ------------        -----------
      Total Decrease in Net Assets..........................................................        (20,064)           (64,557)
                                                                                               ------------        -----------
NET ASSETS:
   Beginning of Period......................................................................        154,841            219,398
                                                                                               ------------        -----------
   End of Period............................................................................   $    134,777        $   154,841
                                                                                               ============        ===========
   Accumulated Net Investment Loss..........................................................   $       (258)       $        --
                                                                                               ============        ===========
SHARES ISSUED AND REDEEMED:
   Shares Issued............................................................................             17                 22
   Shares Redeemed..........................................................................           (999)            (4,947)
                                                                                               ------------        -----------
   Net Decrease in Shares Outstanding.......................................................           (982)            (4,925)
                                                                                               ============        ===========

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

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--------------------------------------------------------------------------------
LIBERTY RIDGE SMALL CAP PORTFOLIO


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR OR PERIOD
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2005 (UNAUDITED) AND THE YEARS ENDED DECEMBER 31,




                                                                Net
                     Net                                   Realized and                             Dividends
                    Asset                Net                Unrealized                                from
                   Value,            Investment                Gains              Total                Net
                  Beginning            Income                (Losses)             from             Investment
                  of Period            (Loss)              on Securities       Operations            Income
----------------------------------------------------------------------------------------------------------------------
  2005*            $20.32             $(0.04) 1               $0.03++            $(0.01)                 --
  2004              17.49              (0.13) 1                2.96                2.83                  --
  2003              12.58              (0.07) 1                4.98                4.91                  --
  2002              18.57              (0.10)                 (5.66)              (5.76)                 --
  2001              17.91              (0.03)                  1.04                1.01              $(0.02)
  2000              13.46               0.06                   4.81                4.87                  --





                                                          Net                                        Net                Ratio of
             Distributions                              Asset                                      Assets,              Expenses
                 from               Total               Value,                                       End               to Average
                Capital         Dividends and           End of               Total                of Period                Net
                 Gains          Distributions           Period              Return                  (000)                Assets
------------------------------------------------------------------------------------------------------------------------------------
  2005*          --                   --                $20.31              (0.05)%+             $134,777                 1.20%**
  2004           --                   --                 20.32              16.18%                154,841                 1.20%
  2003           --                   --                 17.49              39.03%                219,398                 1.20%
  2002         $(0.23)             $(0.23)               12.58             (31.11)%               244,139                 1.20%
  2001          (0.33)              (0.35)               18.57               6.07%                435,051                 1.20%
  2000          (0.42)              (0.42)               17.91              36.13%                274,158                 1.20%


                                                               Ratio
                 Ratio                                        of Net
                of Net                   Ratio              Investment
              Investment              of Expenses          Income (Loss)
                Income                to Average            to Average
                (Loss)                Net Assets            Net Assets           Portfolio
              to Average              (Excluding            (Excluding           Turnover
              Net Assets               Waivers)              Waivers)              Rate
----------------------------------------------------------------------------------------------
  2005*         (0.38)%**                1.30%**              (0.48)%**            40.82%+
  2004          (0.77)%                  1.25%                (0.82)%              80.68%
  2003          (0.48)%                  1.24%                (0.52)%             125.35%
  2002          (0.52)%                  1.22%                (0.54)%             158.64%
  2001          (0.19)%                  1.20%                (0.19)%             125.30%
  2000           0.28%                   1.21%                 0.27%              185.66%

 *  For the six month period ended June 30, 2005.
**  Annualized
  + Total return and portfolio turnover have not been annualized.
 ++ The amounts shown for the period ended June 30, 2005 for a share outstanding throughout the period do not accord with aggregate net losses on investments for those periods because of the sales and repurchases of the Portfolio Shares in relation to fluctuating market value of the investments of the Portfolio.
  1 Per share calculations were preformed using the average shares for the period.

Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

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--------------------------------------------------------------------------------
LIBERTY RIDGE SMALL CAP PORTFOLIO


NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2005 (UNAUDITED)

1.  ORGANIZATION

Liberty Ridge Small Cap Portfolio (the "Portfolio") is a series of PBHG Insurance Series Fund (the "Fund"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund consists of the Portfolio and seven others: the Liberty Ridge Growth II Portfolio (the "Growth II Portfolio"), the Liberty Ridge Large Cap Growth Portfolio (the "Large Cap Growth Portfolio"), the Liberty Ridge Large Cap Growth Concentrated Portfolio (the "Large Cap Growth Concentrated Portfolio"), the Liberty Ridge Mid-Cap Portfolio (the "Mid-Cap Portfolio"), the Liberty Ridge Select Value Portfolio (the "Select Value Portfolio"), the Liberty Ridge Small Cap Growth Portfolio (the "Small Cap Growth Portfolio") and the Liberty Ridge Technology & Communications Portfolio (the "Technology & Communications Portfolio"). Each Portfolio of the Fund is classified as a diversified management investment company, with the exception of the Large Cap Growth Concentrated Portfolio and the Technology & Communications Portfolio, which are classified as non-diversified management investment companies. The financial statements presented herein do not include the Growth II Portfolio, the Large Cap Growth Portfolio, the Large Cap Growth Concentrated Portfolio, the Mid-Cap Portfolio, the Select Value Portfolio, the Small Cap Growth Portfolio or the Technology & Communications Portfolio, whose financial statements are presented separately. The Portfolio's prospectus provides a description of the Portfolio's investment objectives, policies and strategies. The assets of the Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At June 30, 2005, 92% of the outstanding shares of the Portfolio were held by the separate accounts of one participating insurance company.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Portfolio.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market on which they are traded on valuation date (or at approximately 4:00 pm ET if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Redeemable securities issued by open-end investment companies are valued at the investment company's applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities. If a security price cannot be obtained from an independent, third-party pricing agent, SEI Investments Global Funds Services (the "Sub-Administrator") shall seek to obtain a bid price from at least one independent broker. Old Mutual Fund Services (the "Administrator") shall supply the Sub-Administrator with the appropriate broker contact(s), and, to ensure independence, the Sub-Administrator will contact the broker(s) at least on a weekly basis in order to obtain an independent quotation. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. If quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a market and prior to the calculation of NAV, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared annually, if available. Distributions of net realized capital gains are generally made to shareholders annually, if available.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

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--------------------------------------------------------------------------------
LIBERTY RIDGE SMALL CAP PORTFOLIO


NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

COMPENSATING BALANCES -- Per the terms of an informal agreement with Wachovia Bank, N.A. ("Wachovia") the custodian of the Portfolio, if the Portfolio has a cash overdraft in excess of $100,000 on a given day, it is required to leave 112% in compensating balance with Wachovia, on the following day. If the Portfolio has a positive cash balance in excess of $100,000 on a given day, it is allowed to overdraw 90% of the balance with Wachovia on the following day. The Portfolio did not have any compensating balances with Wachovia at June 30, 2005.

OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative net assets.

COMMISSION RECAPTURE -- Liberty Ridge Capital, Inc. (formerly known as Pilgrim Baxter & Associates, Ltd.) (the "Adviser") may direct Portfolio trades to brokers who compensate the Portfolio, in cash, based on a percentage of related trading commissions. Such payments are reported as realized gains. During the six month period ended June 30, 2005, the Portfolio received $4,934 under these arrangements.

REDEMPTION FEES -- The Portfolio will generally impose a 2% redemption/exchange fee on total redemption proceeds of any shareholder redeeming shares (including redemption by exchange) of the Portfolio within 10 calendar days of their purchase. The 2% redemption fee will not be charged on transactions involving, among other things, (i) total or partial redemption of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that do not have the systematic capability to process the redemption fees, (ii) total or partial redemptions of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that have negotiated pre-existing legal covenants and agreements with the Fund to waive or not to impose redemption fees, and (iii) because of systems limitations of certain intermediaries, preexisting contrary legal covenants and agreements with intermediaries and general marketplace resistance. As a result of such limitations, no redemption fees were imposed during the six month period ended June 30, 2005 because all shareholders of the Portfolio are in omnibus accounts.

3.  INVESTMENT ADVISORY FEES, ADMINISTRATIVE
    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund and the Adviser are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser is paid a monthly fee at an annual rate of 1.00% of the first $1 billion of the average daily net assets of the Portfolio, 0.95% of the next $500 million of the average daily net assets of the Portfolio, 0.90% of the next $500 million of the average net assets of the Portfolio, 0.85% of the next $500 million of the average daily net assets of the Portfolio, and 0.80% of the average daily net assets of the Portfolio in excess of $2.5 billion. Prior to December 9, 2004, the annual rate was 1.00% of the average daily net assets of the Portfolio. In the interest of limiting expenses of the Portfolio, the Adviser has entered into an Expense Limitation Agreement with the Fund (the "Expense Limitation Agreement"). With respect to the Portfolio, the Adviser has agreed to waive or limit its fees and to assume other expenses of the Portfolio to the extent necessary to limit the total annual operating expenses (expressed as a percentage of the Portfolio's average daily net assets) to 1.20%. Reimbursement by the Portfolio of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement during any of the two previous fiscal years may be made when the Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed 1.20%. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's assets exceed $75 million; (ii) the Portfolio's total annual expense ratio is less than 1.20%, and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. At June 30, 2005, the amount of advisory fee waivers and the reimbursement of third party expenses by the Adviser subject to possible recapture was $261,478. No amounts were recaptured by the Adviser during the six month period ended June 30, 2005.

Old Mutual Fund Services, an indirect, wholly-owned subsidiary of the Old Mutual
(US) Holdings Inc., parent company of the Adviser, provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator receives a fee for these administrative services, which is calculated daily and paid monthly, at an annual rate of 0.1227% of the average daily net assets of the Portfolio.

The Fund has entered into a distribution agreement with PBHG Fund Distributors (the "Distributor"), an indirect, wholly-owned subsidiary of the Old Mutual (US) Holdings Inc. The Distributor receives no compensation for serving in such capacity.

SEI Investments Global Funds Services serves as sub-administrator to the Fund. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Sub-Administrator. The Sub-Administrator assists the Administrator in providing administrative services to the Fund. Pursuant to an amended and restated administration agreement between the Administrator and the Sub-Administrator, the Sub-Administrator will be paid a portion of the Administrator's fees based on the resulting higher value from the following calculations (1) a fee based on the average daily net assets of the Trust, Old Mutual Advisor Funds, and the PBHG Funds of: (i) 0.0165% on the first $10

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE SMALL CAP PORTFOLIO


NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010% of the excess over $20 billion and (2) a fee based on the aggregate number of Funds of the Trust, PBHG Fund Family calculated at the sum of between $50,000 and $60,000 per Fund, depending on the total number of funds.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund.

Certain officers of the Fund are or were officers of the Adviser, Administrator, Sub-Administrator and the Distributor. These interested persons received no compensation from the Fund for such services.

4.  INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Portfolio for the six month period ended June 30, 2005, amounted to $54,046,579 and $73,865,100, respectively.

5.  FEDERAL TAX INFORMATION

It is the Portfolio's intention to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. These reclassifications have no effect on net assets or net asset value per share.

No dividends or distributions were declared during the years ended December 31, 2004 and December 31, 2003, respectively.

As of December 31, 2004, the components of distributable earnings were as follows (000):

Capital loss carryforwards expiring:
           December 2010                 $(16,799)
Unrealized appreciation                    22,172
                                         --------
                                         $  5,373
                                         ========

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a maximum period of eight years. During the year ended December 31, 2004, the Portfolio utilized $42,448
(000) of capital loss carryforwards to offset net realized capital gains.

At June 30, 2005 the total cost of securities and the net realized gains or losses on securities for Federal income tax purposes were not different from amounts reported for financial reporting purposes. The Federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by the Portfolio for Federal income tax purposes at June 30, 2005 were as follows
(000):
        FEDERAL                                       NET
          TAX      UNREALIZED      UNREALIZED     UNREALIZED
         COST     APPRECIATION    DEPRECIATION   APPRECIATION
        --------  -------------   -------------  -------------
       $122,657      $19,805        $(6,911)        $12,894

6.  CONCENTRATIONS/RISKS

The Portfolio may invest a high percentage of its assets in specific sectors of the market, such as consumer cyclicals and financial, in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the Portfolio's net asset value and will cause its shares to fluctuate more than if the Portfolio did not focus its investments in specific sectors.

7.  INTERFUND LENDING

Pursuant to resolutions adopted by the Boards of Trustees of each of PBHG Funds, PBHG Insurance Series Fund and Old Mutual Advisor Funds (together, the "Trusts"), on behalf of each series portfolio of the Trusts (collectively the "Lending Funds" and individually the "Lending Fund") a Lending Fund may borrow or lend an amount up to its prospectus-defined limitations from or to other funds. All such borrowing and lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August 12, 2003 to the Trusts and the Adviser.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the Lending Funds from investments in overnight repurchase agreements) and the bank loan rate (Federal Funds Rate plus 50 basis points).

The Portfolio had no outstanding borrowings or loans under the interfund lending arrangement at June 30, 2005, or at any time during the six month period ended June 30, 2005.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE SMALL CAP PORTFOLIO


NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONCLUDED)


8.  LITIGATION WITH RESPECT TO THE
    INVESTMENT ADVISER

In June 2004, the Adviser reached settlement agreements with respect to the market timing and selective disclosure actions filed by the Securities and Exchange Commission ("SEC") and New York Attorney General ("NYAG"). Under the NYAG settlement, if certain terms and undertakings are not met, the NYAG settlement stipulates that the Adviser shall promptly terminate its management of the Fund. In this event, the Fund's Board of Trustees would be required to seek new management or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), the Adviser, PBHG Funds, and certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "Civil Litigation"). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the Adviser, PBHG Funds, and certain related parties in other jurisdictions, and had been transferred to the MDL Court.

The Civil Litigation and the previously filed suits are primarily based upon allegations in the SEC civil action and the NYAG civil action. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees of the PBHG Funds, the removal of the Adviser as investment adviser of the PBHG Funds, the removal of PBHG Fund Distributors as distributor of the PBHG Funds' shares, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against the Adviser, as well as numerous unrelated mutual fund complexes and financial institutions (the "WVAG Litigation"). The Fund was not named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia, alleges that the Adviser permitted short-term trading in excess of PBHG Funds' disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time PBHG Funds. The WVAG alleges the foregoing violated the West Virginia Consumer Credit and Protection Act (W. Va. Code ss. 46A-1-101, et seq.) and is seeking injunctions; civil monetary penalties; a writ of quo warranto against the defendants for their alleged improper actions; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies ("Future State Litigation"). A separate class action complaint involving Liberty Ridge Capital has been filed by a former Liberty Ridge Capital employee seeking damages on behalf of himself and other current and former Liberty Ridge Capital employees for actions taken by Liberty Ridge Capital and its former principals that led to the value of such employees' phantom equity units being deemed worthless (the "Employee Litigation" and, together with the Civil Litigation, the WVAG Litigation and the Future State Litigation, the "Litigation").

At this stage of the Litigation, the Adviser believes that it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against the Adviser, PBHG Funds or any named defendant. While it is currently too early to predict the result of the Litigation, the Adviser does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment adviser to the Fund. However, the Adviser is currently unable to gauge the level of shareholder redemptions that may result from the news of these pending lawsuits. Redemptions may require the Funds to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the funds. In addition, if the Adviser is unsuccessful in its defense of the WVAG Litigation, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of the Adviser or any company that is an affiliated person of the Adviser from serving as an investment adviser to any registered investment company, including the Fund. The Fund has been informed by the Adviser, if these results occur, the Adviser will seek exemptive relief from the SEC to permit the Adviser to continue to serve as your fund's investment adviser. There is no assurance that such exemptive relief will be granted.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE SMALL CAP PORTFOLIO


PBHG DISCLOSURE NOTES (UNAUDITED)

AVERAGE

The LIPPER SMALL-CAP CORE FUNDS AVERAGE represents 639 mutual funds classified by Lipper, Inc. in the Small-Cap Core category.

The Lipper performance figures are based on the changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested.

The Lipper returns for certain periods reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance may have been lower.

INDEX

The RUSSELL 2000(R) INDEX is an unmanaged index comprised of the 2,000 smallest securities in the Russell 3000(R) Index.

The Russell 2000(R) Index (the "Index") and the Lipper Small-Cap Core Funds Average (the "Average") are presented for illustrative purposes only, and are not intended to imply the past or future performance of the Portfolio. The performance of the Index and Average assumes reinvestment of capital gains and income dividends but assumes no transaction costs, taxes, management fees or other expenses. A direct investment in the Index and/or Average is not possible.

[ART OMITTED]

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)
As of July 26, 2005

The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee serves as a Trustee and each officer serves as an officer in a similar capacity for PBHG Funds, a registered investment company advised by the Adviser. Unless otherwise noted, all Trustees and officers can be contacted c/o Liberty Ridge Capital, Inc., 1400 Liberty Ridge Drive, Wayne, PA 19087. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and officers. The SAI may be obtained without charge by calling 1-800-433-0051.

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------

                                                  TERM OF
                                POSITION         OFFICE AND
                                HELD WITH        LENGTH OF                         PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE          THE FUND        TIME SERVED                          DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Leigh A. Wilson               Chairman of         Trustee                       Chief Executive Officer, New Century Living, Inc.
 (60)                          the Board          since 2005                    (older adult housing) since 1992. Director, Chimney
                                                                                Rock Winery LLC, 2000 to 2004, and Chimney
                                                                                Rock Winery Corp (winery), 1985 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
John R. Bartholdson            Trustee             Trustee                      Chief Financial Officer, The Triumph Group, Inc.
(60)                                             since 1997                     (manufacturing) since 1992.
------------------------------------------------------------------------------------------------------------------------------------
Jettie M. Edwards              Trustee             Trustee                      Consultant, Syrus Associates (business and marketing
 (59)                                            since 1997                     consulting firm), 1986 to 2002.
------------------------------------------------------------------------------------------------------------------------------------
Albert A. Miller               Trustee            Trustee                       Senior Vice President, Cherry & Webb, CWT
 (71)                                            since 1997                     Specialty Stores, 1995 to 2000. Advisor and
                                                                                Secretary, the Underwoman Shoppes Inc. (retail
                                                                                clothing stores) 1980 to 2002. Retired.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                 NUMBER OF                         OTHER
                               PORTFOLIOS IN                   DIRECTORSHIPS
                             COMPLEX OVERSEEN                       HELD
NAME, ADDRESS, AND AGE           BY TRUSTEE                     BY TRUSTEE
------------------------------------------------------------------------------------------------
Leigh A. Wilson                     26                    Trustee, The Victory
 (60)                                                     Portfolios since 1992,
                                                          The Victory Institutional
                                                          Funds since 2003 and
                                                          The Victory Variable Insurance
                                                          Funds since 1998 (investment
                                                          companies - 22 total portfolios).
                                                          Trustee, PBHG Funds, since 2005.
------------------------------------------------------------------------------------------------
John R. Bartholdson                 26                    Director, The Triumph
(60)                                                      Group, Inc. since 1992.
                                                          Trustee, PBHG Funds
                                                          since 1995.Trustee, Old
                                                          Mutual Advisor Funds,
                                                          since 2004.
------------------------------------------------------------------------------------------------
Jettie M. Edwards                   26                    Trustee, EQ Advisors (investment
 (59)                                                     company-37 portfolios) since 1997.
                                                          Trustee, PBHG Funds, since 1995.
------------------------------------------------------------------------------------------------
Albert A. Miller                    26                    Trustee, PBHG Funds,
 (71)                                                     since 1995.
------------------------------------------------------------------------------------------------

* Trustee of the Trust until such time as his or her successor is duly elected and appointed.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------------------------------------------------

                                                TERM OF
                              POSITION         OFFICE AND
                              HELD WITH        LENGTH OF                           PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE        THE FUND        TIME SERVED                            DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------

David J. Bullock**            President         President                       Director, President and Chief Executive Officer
 (49)                                             since                         since 2004, Old Mutual Capital, Inc. Trustee
                                                  2003                          and President since 2004, Old Mutual Advisor Funds.
                                                                                Chief Executive Officer, President and Director
                                                                                since 2003 and Chief Operating Officer in 2003,
                                                                                Liberty Ridge Capital. Chief Executive Officer and
                                                                                Trustee since 2003, Old Mutual Investment Partners.
                                                                                Trustee since 2003, Old Mutual Fund Services.
                                                                                Director since 2003, Old Mutual Shareholder
                                                                                Services, Inc. President since 2003, PBHG Funds.
                                                                                President and Chief Executive Officer from 1998 to
                                                                                2003, Transamerica Capital, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Lee T. Cummings**               Vice              Vice                          Vice President since 2001, Director of Sales
 (41)                        President          President                       and Marketing since 2004 and  Director of
                                               since 2005                       Mutual Fund Operations from 1996 to 2001,
                                                                                Liberty Ridge Capital, Inc. Vice President since
                                                                                2003 and President from 1999 to 2003, Old Mutual
                                                                                Investment Partners. Vice President from 2004 to
                                                                                2005, President from 1998 to 2004, Old Mutual Fund
                                                                                Services. Vice President from 2004 to 2005 and
                                                                                President from 2001 to 2004, Old Mutual Shareholder
                                                                                Services, Inc. Treasurer, Chief Financial Officer
                                                                                and Controller from 1997 to 2005 and Vice President
                                                                                since 2005, PBHG Funds. Treasurer, Chief Financial
                                                                                Officer and Controller from 1997 to 2005, PBHG
                                                                                Insurance Series Fund. Treasurer, Chief Financial
                                                                                Officer and Controller from 2004 to 2005, Old
                                                                                Mutual Advisor Funds.
------------------------------------------------------------------------------------------------------------------------------------

PBHG Insurance Series Fund
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)
As of July 26, 2005

------------------------------------------------------------------------------------------------------------------------------------
OFFICERS (CONCLUDED)
------------------------------------------------------------------------------------------------------------------------------------
                                                      TERM OF
                                POSITION             OFFICE AND
                                HELD WITH             LENGTH OF                               PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE          THE FUND             TIME SERVED                                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Veilleux             Senior Vice      Senior Vice President           Senior Vice President since 2005, PBHG Funds.
(61)                            President       since 2005. Employed for        President since May 2002, EJV Financial
                                                 an initial term of three       Services, LLC. Director, Deutsche Bank (and
                                                years and thereafter for        predecessor companies) and Executive Vice President
                                                   successive one year          and Chief Administrative Officer, Investment
                                                 terms unless terminated        Company Capital Corp (registered investment
                                                 prior to the end of the        advisor and registered transfer agent)
                                                   then current term.           from 1987 to 2002.
------------------------------------------------------------------------------------------------------------------------------------
John M. Zerr**               Vice President         Vice President              Chief Operating Officer since 2004, Senior
(43)                          and Secretary          and Secretary              Vice President since 2001, and General Counsel
                                                       since 1997               and Secretary since 1996, Liberty Ridge Capital,
                                                                                Inc. Executive Vice President, Secretary and
                                                                                General Counsel since 2004, Old Mutual Capital,
                                                                                Inc. Chief Operating Officer from 2004 to 2005 and
                                                                                General Counsel and Secretary from 1998 to 2005,
                                                                                Old Mutual Investment Partners. General Counsel
                                                                                and Secretary from 1998 to 2005, Old Mutual Fund
                                                                                Services. General Counsel and Secretary from 2001
                                                                                to 2005, Old Mutual Shareholder Services, Inc. Vice
                                                                                President and Secretary since 2004, Old Mutual
                                                                                Advisor Funds. Vice President and Secretary since
                                                                                1997, PBHG Funds. General Counsel and Secretary
                                                                                from 1996 to 2002, Pilgrim Baxter Value Investors,
                                                                                Inc.
------------------------------------------------------------------------------------------------------------------------------------
Brian C. Dillon**                 Vice             Vice President               Vice President and Chief Compliance Officer since
(42)                            President           since 2001 and              2001, Liberty Ridge Capital, Inc. Vice President
                                and Chief          Chief Compliance             and Chief Compliance Officer since 2004, Old Mutual
                               Compliance         Officer since 2004            Capital, Inc. Vice President, Chief Compliance
                                 Officer                                        Officer and Registered Principal since  2001, Old
                                                                                Mutual Investment Partners. Chief Compliance Officer
                                                                                since 2001, Old Mutual Fund Services. Chief
                                                                                Compliance Officer since 2001, Old Mutual
                                                                                Shareholder Services, Inc. Vice President and Chief
                                                                                Compliance Officer since 2004, Old Mutual Advisor
                                                                                Funds. Vice President since 2001 and Chief
                                                                                Compliance Officer since 2004, PBHG Funds. Chief
                                                                                Compliance Officer from 2001 to 2002, Pilgrim
                                                                                Baxter Value Investors, Inc. Chief Compliance
                                                                                Officer from 2001 to 2003, Pilgrim Baxter Private
                                                                                Equity Advisors. Vice President and Deputy
                                                                                Compliance Director from 1995 to 2001, Delaware
                                                                                Investments.
------------------------------------------------------------------------------------------------------------------------------------
Robert E. Putney, III**           Vice             Vice President and           Senior Vice President, Deputy General Counsel and
(45)                            President         Assistant Secretary           Assistant Secretary from 2004 to 2005, Old
                              and Assistant          since 2002                 Mutual Capital, Inc. Deputy General Counsel since
                               Secretary                                        2004, Vice President and Assistant Secretary since
                                                                                2001 and Senior Legal Counsel from 2001  to 2004,
                                                                                Liberty Ridge Capital, Inc. Senior Vice President
                                                                                and Deputy General Counsel from 2004 to 2005,
                                                                                Assistant Secretary from 2001 to 2005 and Senior
                                                                                Legal Counsel and Vice President from 2001 to 2004,
                                                                                Old Mutual Investment Partners. Senior Vice
                                                                                President and Deputy General Counsel from 2004 to
                                                                                2005, Assistant Secretary from 2001 to 2005 and
                                                                                Senior Legal Counsel and Vice President from 2001
                                                                                to 2004, Old Mutual Fund Services. Senior Vice
                                                                                President and Deputy General Counsel from 2004 to
                                                                                2005, Assistant Secretary from 2001 to 2005 and
                                                                                Senior Legal Counsel and Vice President from 2001
                                                                                to 2004, Old Mutual Shareholder Services, Inc.
                                                                                Vice President and Assistant Secretary since 2004,
                                                                                Old Mutual Advisor Funds. Vice President and
                                                                                Assistant Secretary since 2001, PBHG Funds. Senior
                                                                                Counsel and Assistant Secretary from 2001 to 2002,
                                                                                Pilgrim Baxter Value Investors, Inc. Director and
                                                                                Senior Counsel from 1997 to 2001, Merrill Lynch
                                                                                Investment Managers, L.P. and Princeton
                                                                                Administrators, L.P. and holding various other
                                                                                positions with these companies from 1991 to 1997.
                                                                                Secretary of various Merrill Lynch and Mercury
                                                                                open-end funds, as well as Somerset Exchange Fund
                                                                                and The Europe Fund, Inc. until December 2001.
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Black**               Treasurer,              Treasurer,                Treasurer, Chief Financial Officer and Controller,
(45)                            Chief               Chief Financial             PBHG Funds since July 2005. Treasurer, Chief
                              Financial               Officer and               Financial Officer and Controller, Old Mutual
                              and Officer             Controller                Advisor Funds since 2004. Chief Financial Officer,
                              Controller            since July 2005             Chief Administrative Officer, Executive Vice
                                                                                President and Treasurer of Old Mutual Capital,
                                                                                Inc. since July 2004. Chief Financial Officer,
                                                                                Chief Administrative Officer of Old Mutual
                                                                                Investment Partners since 2004. President,
                                                                                Treasurer and Chief Financial Officer of Old
                                                                                Mutual Fund Services since 2004. President,
                                                                                Treasurer and Chief Financial Officer of Old
                                                                                Mutual Shareholder Services since 2004. Senior
                                                                                Vice President and Chief Financial Officer of
                                                                                Transamerica Capital, Inc. from 2000 through 2004.
                                                                                Chief Financial Officer of Coldwell Banker Moore &
                                                                                Company (Denver Metro) (formerly Moore and Company
                                                                                Realtor) from 1997 through March 2000.
------------------------------------------------------------------------------------------------------------------------------------
William P. Schanne**          Assistant           Assistant Treasurer           Assistant Treasurer since 2004, Old Mutual Advisor
(32)                          Treasurer               since 2001                Funds. Assistant Treasurer since 2001, PBHG Funds.
                                                                                Fund Administration Associate since 2001, Liberty
                                                                                Ridge Capital, Inc. Fund Administration Associate
                                                                                since 2001, Old Mutual Fund Services. Fund
                                                                                Accounting Supervisor from 1999 to 2001 and Fund
                                                                                Accountant from 1998 to 1999, PFPC Inc.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth R. Naes**             Assistant           Assistant Treasurer           Assistant Treasurer, PBHG Funds, since July 2005.
(39)                          Treasurer           since July 2005               Vice President, Old Mutual Fund Services since
                                                                                July 2005. Director of Fund Services, Old Mutual
                                                                                Fund Services, since 2004. Member of the
                                                                                Investment Committee, Old Mutual Capital, Inc.,
                                                                                since 2004. Senior Vice President, Product
                                                                                Development at Transamerica Capital, Inc., from
                                                                                June 2000 to May 2004. Prior to June 2000, various
                                                                                positions at Transamerica Capital, Inc./AEGON USA.
------------------------------------------------------------------------------------------------------------------------------------

** Officer of the Trust until such time as his or her successor is duly elected and qualified.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY CONTRACT  (UNAUDITED)


In approving the continuance of the Advisory Agreement with respect to each Portfolio, the Board of Trustees considered factors generally applicable to the Adviser as well as factors particular to each Portfolio. Below is a summary of the factors considered by the Board of Trustees and the conclusions thereto that formed the basis for the Board of Trustees approving the continuance of the Advisory Agreement:

The Trustees considered the following factors generally applicable to the
Adviser:

     o Governance matters -- The Trustees weighed favorably that the Adviser had made significant progress in implementing the governance and compliance-related initiatives proposed by the Board of Trustees following the discovery of frequent trading in certain PBHG Funds portfolios.

     o Compliance matters -- The Trustees considered the compliance breakdown that allowed the former principals of the Adviser to encourage frequent trading in certain PBHG Funds portfolios and to allow exchanges beyond the limits provided for in PBHG Funds' prospectuses. The Trustees also considered the steps taken by the Adviser to ensure that such compliance violations or similar violations do not recur, including hiring a qualified compliance consultant to provide independent analysis of the compliance program at the Adviser, hiring additional compliance staff, and revising the Adviser's policies and procedures with respect to personal trading.

        The Trustees were satisfied that the resignation of the former principals of the Adviser and the implementation of enhanced compliance programs now in place were reasonably sufficient to prevent a recurrence of such compliance problems. The Trustees also favorably weighed the fact that, other than the former principals operating outside of the compliance program, the Adviser had a very good track record of detecting and preventing compliance problems, noting that there had been few compliance violations during the past year. The Trustees also favorably weighed the fact that in prior years when a compliance violation occurred, the Adviser, or one or more of its affiliates, generally made whole any affected fund shareholders, in accordance with the Trust's policies regarding reimbursement.

     o Nature and extent of services -- The Trustees were satisfied that the Adviser was providing the level of services required by the Advisory Agreement and necessary for the Trust to comply with the regulatory requirements applicable to the Portfolios. The Trustees also considered the Adviser's organizational efforts to correct weakness in the investment operations and its plan to strengthen the investment research staff and supporting elements, such as the Adviser's proprietary research system. In addition, the Trustees also favorably considered that the Adviser continued to improve the extent and quality of the materials provided to the Board and was very responsive to the Trustees' requests for additional or follow-up information.

     o Performance -- While concerned about the long-term underperformance of certain Portfolios, the Trustees were satisfied that the Adviser, with the assistance of a third-party consultant, had identified the causes of the underperformance and had taken steps to improve performance, including replacing underperforming portfolio managers where necessary and appropriate. The Trustees favorably weighed the Adviser's realignment of portfolio manager responsibilities to create direct manager and analyst accountability. The Trustees also considered the retooling efforts by the Adviser on its proprietary research system to assist portfolio managers with stock selection.

     o Costs and profitability of Adviser and its affiliates -- The Trustees considered the investment advisory fees charged by the Adviser to its non-investment company clients. The Trustees also considered the considerable reduction in the Adviser's operating profits over the last year and viewed favorably that the Adviser had committed to renew the Expense Limitation Agreement with the Trust, on behalf of each Portfolio, and keep in place the current fee waivers and expense reimbursements despite the fee reductions. The Trustees also noted that the Adviser had substantially curtailed the use of Portfolio brokerage commissions to pay for brokerage and research services that were permissible under Section 28(e), with the resultant increase in the Adviser's expenses. The Trustees also concluded that, despite the reduction in operating profits, the Adviser remained a financially viable organization, noting in particular Old Mutual's commitment to the Adviser. The Trustees also reviewed the information provided by the Adviser about the level of investment advisory fees charged to other clients and concluded that the extent of the services provided to the Portfolios was much more extensive than the services provided to these other clients.

     o Retention of key personnel -- The Trustees viewed favorably the initiatives undertaken by the Adviser and its parent to retain key executives, portfolio managers and other employees and to attract new, qualified employees.

     o Economies of scale -- The Trustees considered the advisory fee breakpoints proposed by the Adviser and the potential savings to shareholders as Portfolio asset levels increased. The Trustees noted that the proposed breakpoints instituted a framework to pass along economies of scale to shareholders once Portfolio assets reached meaningful levels.

     o Benefits derived by the Adviser from its relationship with the Portfolios -- The Trustees considered the fall-out benefits to the Adviser, including the Adviser's increased

PBHG Insurance Series Fund
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APPROVAL OF INVESTMENT ADVISORY CONTRACT  (UNAUDITED) (CONTINUED)


    visibility in the investment community. The Trustees also considered the Adviser's ability to obtain research and brokerage services through soft-dollars generated by Portfolio brokerage transactions and the benefits to the Adviser therefrom, which may benefit the Adviser's clients other than the Portfolios. The Trustees also weighed the benefits to affiliates of the Adviser, namely the profitable relationship between the Trust and Old Mutual Fund Services, as well as the Trust's relationship with OMIP, which, although not profitable, created further visibility for the Adviser and its parent, Old Mutual.

With respect to each Portfolio, the Trustees considered the following matters:

     o LIBERTY RIDGE GROWTH II PORTFOLIO -- The Trustees considered the short, medium and long-term performance of the Portfolio, which were significantly below the median of its peer group, and advisory fees higher than the Portfolio's peers the two main areas of concern with respect to the Growth II Portfolio. With respect to performance, the Trustees favorably weighed the Adviser's decision to replace the Portfolio's current portfolio manager with a portfolio manager who had a better performance track record managing another small-cap growth product, and also the decision to strengthen the investment research staff.

        With respect to advisory fees, the Trustees noted that the investment advisory fee was higher than the median for comparable portfolios, although the Portfolio's overall expense ratio was comparable to the Portfolio's peer group average. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the substantial decrease in the total assets of the Portfolio, primarily from net redemptions, had reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Portfolio during the prior calendar year.

        The Board concluded that in view of the corrective measures that the Adviser had undertaken to address the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE LARGE CAP GROWTH PORTFOLIO -- With respect to performance, the Trustees favorably weighed the Portfolio's good long-term performance and short and medium-term performance that was close to the median of its peer group. The Trustees also favorably weighed the Adviser's decision to replace the Portfolio's current portfolio manager team with a single portfolio manager and to strengthen the investment research staff. The Trustees considered the Portfolio's advisory fees, which were higher than its peers, the main area of concern with respect to the Portfolio.

        With respect to advisory fees, the Trustees noted that both the investment advisory fee and the Portfolio's overall expense ratio were higher than the median for comparable portfolios. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the decrease in the total assets of the Portfolio, primarily from net redemptions, had contributed to an increase in the Portfolio's overall expense ratios and had reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Portfolio during the prior calendar year.

        The Board concluded that in view of the measures that the Adviser had undertaken to improve the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE MID-CAP PORTFOLIO -- The Trustees favorably considered the Portfolio's short-term performance, which was above the median of its peer group, and its medium to long-term performance, which were significantly above the median of its peer group. The Trustees considered the Portfolio's advisory fee and expense ratio, which were higher than its peers, the principal area of concern with respect to the Mid-Cap Portfolio.

        With respect to the advisory fees, the Trustees noted that both the investment advisory fee and the Portfolio's overall expense ratio were higher than the median for comparable portfolios. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Mid-Cap Portfolio during the prior calendar year.

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PBHG Insurance Series Fund
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APPROVAL OF INVESTMENT ADVISORY CONTRACT  (UNAUDITED) (CONTINUED)


        The Board concluded that in view of the good short and long-term performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE LARGE CAP GROWTH CONCENTRATED PORTFOLIO -- With respect to performance, the Trustees favorably weighed the above average long-term performance and the Adviser's decision to address short-term and medium-term performance, which was below the median for its peer group, by replacing the portfolio management team with a single portfolio manager and by strengthening the investment research staff. The Trustees considered the Portfolio's advisory fees, which were higher than its peers, the main area of concern with respect to the Portfolio.

        With respect to the advisory fees, the Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the substantial decrease in the total assets of the Portfolio, primarily from net redemptions, had resulted in an increase in the Portfolio's overall expense ratios and had significantly reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Portfolio during the prior calendar year.

        The Board concluded that in view of the corrective measures that the Adviser had undertaken to improve the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE SELECT VALUE PORTFOLIO -- The Trustees considered the Portfolio's short and medium-term performance, which was significantly below the median of its peer group, and advisory fees higher than the Portfolio's peers, the two main areas of concern with respect to the Select Value Portfolio. With respect to performance, the Trustees favorably weighed the Portfolio's higher than average long-term performance and the Adviser's decision to address the short-term performance by replacing the Select Value Portfolio's portfolio manager.

        With respect to advisory fees, the Trustees noted that the investment advisory fee was higher than the median for comparable portfolios, although the Portfolio's overall expense ratio was lower than the average expense ratio for the Portfolio's peer group. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser applicable to the Select Value Portfolio. These reductions and fee breakpoints, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the substantial decrease in the total assets of the Portfolio, primarily from net redemptions, had resulted in an increase in the Portfolio's overall expense ratios and had reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Portfolio during the prior calendar year.

        The Board concluded that in view of the corrective measures that the Adviser had undertaken to address the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE SMALL CAP GROWTH PORTFOLIO -- The Trustees considered the Portfolio's short-term performance, which was below the median of its peer group, and advisory fees (gross of waivers) higher than its peers, the two main areas of concern with respect to this Portfolio. With respect to performance, the Trustees noted that the Portfolio had only been in existence for approximately 3 years and had limited cash flow and assets, which impacted performance. The Trustees favorably weighed the Adviser's decision to replace the current portfolio manager with a new portfolio manager and to strengthen the investment research staff.

        With respect to advisory fees, the Trustees noted that both the investment advisory fee (gross of waivers) and the Portfolio's overall expense ratio were higher than the median for comparable portfolios. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the decrease in the total assets of the Portfolio, primarily from net redemptions, had resulted in an increase in the Portfolio's overall expense ratios and had reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004.

PBHG Insurance Series Fund
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APPROVAL OF INVESTMENT ADVISORY CONTRACT  (UNAUDITED) (CONCLUDED)


        Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Portfolio during the prior calendar year.

        The Board concluded that in view of the corrective measures that the Adviser had undertaken to address the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE SMALL CAP PORTFOLIO -- The Trustees considered the Portfolio's short-term performance, which was below the median of its peer group, and investment advisory fees and expense ratios higher than the Portfolio's peers, the two main areas of concern with respect to the Small Cap Portfolio. With respect to performance, the Trustees favorably weighed the stronger medium-term and long-term performance of the Portfolio and the Adviser's decision to strengthen the investment research staff.

        With respect to advisory fees, The Trustees noted that both the investment advisory fee and the Portfolio's overall expense ratio were higher than the median for comparable portfolios. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the decrease in the total assets of the Portfolio, primarily from net redemptions, had significantly reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Small Cap Portfolio during the prior calendar year.

        The Board concluded that in view of the corrective measures that the Adviser had undertaken to address the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE TECHNOLOGY & COMMUNICATIONS PORTFOLIO -- The Trustees considered the Portfolio's short-term, medium-term and long-term underperformance versus the Portfolio's peer group, and advisory fees (gross of waivers) higher than the Portfolio's peers, the two main areas of concern with respect to the Technology & Communications Portfolio. With respect to performance, the Trustees favorably weighed the Adviser's decision to replace the Technology & Communications Portfolio's current portfolio manager team with a single portfolio manager and to strengthen the investment research staff.

        With respect to advisory fees, the Trustees noted that the investment advisory fee was higher than the median for comparable portfolios, although the Portfolio's overall expense ratio was lower than the average total expense ratio for the Portfolio's peer group. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the decrease in the total assets of the Portfolio, primarily from net redemptions, had significantly reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Technology & Communications Portfolio during the prior calendar year.

        The Board concluded that in view of the corrective measures that the Adviser had undertaken to address the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

        In addition, after reviewing Liberty Ridge Capital's contract renewal presentation, the Board concluded that it would monitor the corrective actions that Liberty Ridge Capital proposed to make with respect to performance in the context of the reasonableness of the advisory fee.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE SMALL CAP GROWTH PORTFOLIO

Dear Shareholder:

During the first half of 2005, small capitalization equities lost more ground than the broader market, and small cap growth lagged small cap value. The drumbeat of higher oil prices, higher interest rates, and increased threat of inflation - all conspired, in our opinion, to lower investors' tolerance for riskier asset classes. In the important technology space, business conditions remained generally healthy but less than buoyant, with no obvious catalysts to overcome the decelerating rates of gain in earnings that naturally accompany a maturing business cycle. However, valuations among small cap growth stocks did become more attractive, as earnings growth met with lower share prices.

In this somewhat lackluster environment, Liberty Ridge Small Cap Growth Portfolio posted negative results for the six month period ended June 30, 2005, yet bettered the return of its benchmark, the Russell 2000(R) Growth Index.

PERFORMANCE DISCUSSION

Looking at performance attribution, health care proved to be a strong sector, and that sector represented a large weighting for the Portfolio. Further, strong stock selection within health care aided returns. While consumer stocks as a group could be categorized as average performers during the period, stocks chosen for the Portfolio did quite well, again aiding performance relative to the benchmark.

The Portfolio continued to pay a short-term penalty for being underexposed to strong commodity issues, especially oil, and being over-represented in technology. The Portfolio generally is unwilling to invest in companies where earnings growth is largely derived from commodity price swings, rather than intrinsic unit growth. However, we made some adjustments to our technology holdings during the period, reducing this sector weight significantly. While we still remain overweight versus the benchmark, this reduced technology exposure seemed more appropriate given the growing maturity of the business cycle. Offsetting this shift, we deployed additional dollars in the health care sector. Basic materials were a particularly poor place to invest, as commodity pricing trends turned negative and our lack of exposure to this area benefited the Portfolio. Overall, we believe the Portfolio is well-positioned heading into the second half of the calendar year.

LOOKING FORWARD

No early resolution is likely in the debate over the maturity of the interest rate cycle and business cycle. However, the sheer anticipation of the end of a tightening cycle can create the backdrop for improved investment returns. In many ways, we operate in an environment that would approximate the design specifications of an ideal investment climate. Rates are stubbornly low and employment conditions are steadily improving, with no apparent inflationary pressures excluding volatile oil prices. As a result, we believe strong young growth companies will thrive under these conditions, and after many years out of the spotlight, they carry valuations that will potentially accommodate strong returns. We look forward with optimism to the second half of the year of 2005.


Sincerely,



S/Signature



James M. Smith, CFA
Portfolio Manager*


* EFFECTIVE DECEMBER 9, 2004.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE SMALL CAP GROWTH PORTFOLIO


DISCLOSURE OF PORTFOLIO EXPENSES (UNAUDITED)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a mutual fund's gross income, directly reduce the investment return of the mutual fund. A mutual fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in this Portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates this Portfolio's costs in two ways.

o ACTUAL PORTFOLIO RETURN. This section helps you to estimate the actual expenses, after any fee waivers, that you paid over the six month period ended June 30, 2005. The "Ending Account Value" shown is derived from the Portfolio's actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

   To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Portfolio under the heading "Expenses Paid During Six Month Period."

o HYPOTHETICAL 5% RETURN. This section is intended to help you compare your Portfolio's costs with those of other mutual funds. It assumes that the Portfolio had an annual return of 5% before expenses during the year and that the expense ratio ("Annualized Expense Ratios for the Six Month Period") for the period is unchanged. In this case, because the return used is not the Portfolio's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Portfolio's costs by comparing this hypothetical result for your Portfolio in the "Expenses Paid During Six Month Period" with the hypothetical examples that appear in the same charts in shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as sales charges (loads) and redemption fees, which are described in the Prospectus. If those transactional costs were applied to your account, your costs would be higher.

                                                                                     ANNUALIZED
                                                                                       EXPENSE
                                                                                       RATIOS            EXPENSES
                                            BEGINNING             ENDING               FOR THE          PAID DURING
                                          ACCOUNT VALUE        ACCOUNT VALUE          SIX MONTH          SIX MONTH
                                            12/31/04             06/30/05              PERIOD            PERIOD*
                                       ------------------   ------------------   ------------------ ------------------
Actual Portfolio Return                    $1,000.00             $  972.70             1.20%               $5.87
Hypothetical 5% Return                      1,000.00              1,018.84             1.20%                6.01

* EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE
  PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE SMALL CAP GROWTH PORTFOLIO                             (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
                                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2005
------------------------------------------------------------------------------------------------------------------------------------

                                                                                   Annualized                  Annualized
                                                         One Year                  Three Year                 Inception to
                              Six Months                  Return                     Return                       Date
------------------------------------------------------------------------------------------------------------------------------------
Liberty Ridge Small Cap
Growth Portfolio                (2.73)%                    2.08%                      7.00%                      (5.67)%
------------------------------------------------------------------------------------------------------------------------------------

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
                LIBERTY RIDGE SMALL CAP GROWTH PORTFOLIO VERSUS
 THE RUSSELL 2000(R) GROWTH INDEX AND THE LIPPER SMALL-CAP GROWTH FUNDS AVERAGE

[Line chart omitted -- plot points are as follows:]

                           Liberty Ridge
                         Small Cap Growth           Russell 2000(R)            Lipper Small-Cap
                             Portfolio               Growth Index            Growth Funds Average
---------------------------------------------------------------------------------------------------------------------------
4/30/01                       10000                      10000                     10000
5/31/01                        9810                      10232                     10211
6/30/01                        9930                      10511                     10493
7/31/01                        9090                       9614                      9896
8/31/01                        8060                       9014                      9306
9/30/01                        6440                       7559                      7886
10/31/01                       7360                       8286                      8511
11/30/01                       8000                       8978                      9199
12/31/01                       8490                       9537                      9755
1/31/02                        8250                       9198                      9466
2/28/02                        7130                       8602                      8875
3/31/02                        8110                       9350                      9557
4/30/02                        7630                       9148                      9289
5/31/02                        6990                       8613                      8834
6/30/02                        6400                       7883                      8193
7/31/02                        5490                       6671                      7059
8/31/02                        5290                       6668                      7052
9/30/02                        4730                       6186                      6591
10/31/02                       5200                       6499                      6874
11/30/02                       5830                       7144                      7393
12/31/02                       5120                       6651                      6916
1/31/03                        4980                       6470                      6750
2/28/03                        4790                       6298                      6560
3/31/03                        4840                       6393                      6668
4/30/03                        5340                       6998                      7218
5/31/03                        6000                       7787                      7918
6/30/03                        6220                       7937                      8134
7/31/03                        6800                       8537                      8627
8/31/03                        7410                       8995                      9113
9/30/03                        7270                       8768                      8895
10/31/03                       8210                       9525                      9706
11/30/03                       8470                       9836                     10008
12/31/03                       8020                       9880                     10013
1/31/04                        8160                      10399                     10433
2/29/04                        8110                      10382                     10423
3/31/04                        7940                      10431                     10409
4/30/04                        7130                       9907                      9875
5/31/04                        7540                      10104                     10052
6/30/04                        7680                      10441                     10355
7/31/04                        6750                       9504                      9479
8/31/04                        6320                       9299                      9193
9/30/04                        6810                       9813                      9732
10/31/04                       7030                      10052                      9976
11/30/04                       7620                      10901                     10683
12/31/04                       8060                      11293                     11117
1/31/05                        7630                      10784                     10688
2/28/05                        7740                      10932                     10878
3/31/05                        7460                      10522                     10527
4/30/05                        7070                       9852                      9905
5/31/05                        7710                      10547                     10568
6/30/05                        7840                      10888                     10924

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE LIBERTY RIDGE SMALL CAP GROWTH PORTFOLIO WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The Liberty Ridge Small Cap Growth Portfolio's total return is based on net change in NAV, assuming reinvestment of distributions. The performance figures quoted may be lower at this time due to recent market volatility. The performance results are subject to change since June 30, 2005. Securities of smaller sized companies may involve greater risk and price volatility than securities of larger more established companies. The Portfolio's investment in technology companies involves the risk of volatility. In addition, products of technology companies may be subject to severe competition and rapid obsolescence. The returns for certain periods may reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance would have been lower. Investors considering the Liberty Ridge Small Cap Growth Portfolio should have a long-term investment horizon. The PBHG Insurance Series Fund is only available through certain variable annuity and variable life contracts offered by the separate accounts of participating insurance companies. The performance shown above does not reflect the fees and charges associated with the variable annuity provider. Early withdrawals may result in tax penalties as well as any sales charges assessed to the variable annuity provider. This information should be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending money. The Liberty Ridge Small Cap Growth Portfolio commenced operations on April 30, 2001. For more information on the Russell 2000(R) Growth Index and the Lipper Small-Cap Growth Funds Average please see the PBHG Disclosure Notes on page 134.

SECTOR WEIGHTINGS AT JUNE 30, 2005

[Pie chart omitted -- plot points are as follows:]

Consumer Cyclical               24%
Health Care                     27%
Consumer Non-Cyclical            1%
Energy                           2%
Financial                        2%
Industrial                       2%
Repurchase Agreement             2%
Transportation                   1%
Services                        11%
Technology                      28%

% of Total Portfolio Investments


TOP TEN COMMON STOCK HOLDINGS AT JUNE 30, 2005

Urban Outfitters                                  3.1%
Red Robin Gourmet Burgers                         2.8%
American Healthways                               2.7%
Corporate Executive Board                         2.2%
Micros Systems                                    2.1%
Guitar Center                                     1.9%
Bebe Stores                                       1.9%
CRA International                                 1.8%
SS&C Technologies                                 1.8%
Quiksilver                                        1.7%
--------------------------------------------------------------------------------
COMBINED TOP TEN COMMON STOCK
HOLDINGS AS A % OF TOTAL PORTFOLIO
INVESTMENTS IN COMMON STOCK                      22.0%


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--------------------------------------------------------------------------------
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STATEMENT OF NET ASSETS
AS OF JUNE 30, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
                                       Market
Description                            Shares           Value
--------------------------------------------------------------------------------

COMMON STOCK -- 99.8%
BASIC MATERIALS -- 0.3%
ADVANCED MATERIALS/PRODUCTS -- 0.3%
Ceradyne*                                 475      $   11,433
                                                   ----------
                                                       11,433
                                                   ----------
TOTAL BASIC MATERIALS (COST $4,008)                    11,433
                                                   ----------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 24.5%
APPAREL MANUFACTURERS -- 1.7%
Quiksilver*                             4,000          63,920
                                                   ----------
                                                      63,920
--------------------------------------------------------------------------------
ATHLETIC EQUIPMENT -- 1.4%
Nautilus                                1,750          49,875
                                                   ----------
                                                       49,875
--------------------------------------------------------------------------------
CASINO SERVICES -- 1.1%
Shuffle Master*                         1,400          39,242
                                                   ----------
                                                       39,242
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 1.4%
Scansource*                               500          21,470
SCP Pool                                  900          31,581
                                                   ----------
                                                       53,051
--------------------------------------------------------------------------------
E-COMMERCE/PRODUCTS -- 1.3%
Nutri/System*                           1,300          19,188
Stamps.com*                             1,450          27,188
                                                   ----------
                                                       46,376
--------------------------------------------------------------------------------
HOME FURNISHINGS -- 1.0%
Tempur-Pedic International*             1,700          37,706
                                                   ----------
                                                       37,706
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 5.0%
Bebe Stores                             2,625          69,484
Urban Outfitters*                       2,000         113,380
                                                   ----------
                                                      182,864
--------------------------------------------------------------------------------
RETAIL-GARDENING PRODUCTS -- 1.3%
Tractor Supply*                           950          46,645
                                                   ----------
                                                       46,645
--------------------------------------------------------------------------------
RETAIL-MUSIC STORE -- 1.9%
Guitar Center*                          1,200          70,044
                                                   ----------
                                                       70,044
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 6.6%
Panera Bread, Cl A*                       700          43,459
PF Chang's China Bistro*                1,025          60,455
Red Robin Gourmet Burgers*              1,650         102,267
Texas Roadhouse, Cl A*                  1,050          36,487
                                                   ----------
                                                      242,668
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Market
Description                            Shares           Value
--------------------------------------------------------------------------------

RETAIL-SPORTING GOODS -- 1.8%
Dick's Sporting Goods*                  1,300      $   50,167
Zumiez*                                   550          16,032
                                                   ----------
                                                       66,199
                                                   ----------
TOTAL CONSUMER CYCLICAL (COST $456,877)               898,590
                                                   ----------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 1.2%
BEVERAGES-NON-ALCOHOLIC -- 1.2%
Hansen Natural*                           525          44,478
                                                   ----------
                                                       44,478
                                                   ----------
TOTAL CONSUMER NON-CYCLICAL (COST $32,202)             44,478
                                                   ----------
--------------------------------------------------------------------------------
ENERGY -- 1.5%
OIL COMPANIES-EXPLORATION & PRODUCTION -- 1.5%
Southwestern Energy*                    1,200          56,376
                                                   ----------
                                                       56,376
                                                   ----------
TOTAL ENERGY (COST $35,772)                            56,376
                                                   ----------
--------------------------------------------------------------------------------
FINANCIAL -- 2.4%
COMMERCIAL BANKS-CENTRAL US -- 1.3%
PrivateBancorp                          1,300          45,994
                                                   ----------
                                                       45,994
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY SERVICES -- 0.8%
Calamos Asset Management, Cl A          1,100          29,964
                                                   ----------
                                                       29,964
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT/SERVICES -- 0.3%
Housevalues*                              600          10,848
                                                   ----------
                                                       10,848
                                                   ----------
TOTAL FINANCIAL (COST $79,037)                         86,806
                                                   ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 27.3%
DIAGNOSTIC EQUIPMENT -- 2.2%
Gen-Probe*                                750          27,172
Immucor*                                1,900          55,005
                                                   ----------
                                                       82,177
--------------------------------------------------------------------------------
MEDICAL IMAGING SYSTEMS -- 0.8%
Merge Technologies*                     1,600          30,000
                                                   ----------
                                                       30,000
--------------------------------------------------------------------------------
MEDICAL INFORMATION SYSTEMS -- 1.6%
Computer Programs & Systems               850          31,680
Quality Systems                           600          28,428
                                                   ----------
                                                       60,108
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 6.3%
Angiodynamics                           1,200          26,088
Arthrocare*                             1,200          41,928
DJ Orthopedics*                         1,100          30,173
Foxhollow Technologies*                   600          22,962
Intuitive Surgical*                     1,000          46,640
Kyphon*                                   850          29,572
Ventana Medical Systems*                  800          32,184
                                                   ----------
                                                      229,547
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
                                                        Market
Description                             Shares          Value
--------------------------------------------------------------------------------

MEDICAL LASER SYSTEMS -- 2.0%
LCA-Vision                              1,100      $   53,306
Palomar Medical Technologies*             800          19,136
                                                   ----------
                                                       72,442
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 0.8%
American Medical Systems Holdings*      1,500          30,975
                                                   ----------
                                                       30,975
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 1.3%
Kos Pharmaceuticals*                      700          45,850
                                                   ----------
                                                       45,850
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 0.5%
Radiation Therapy Services*               700          18,585
                                                   ----------
                                                       18,585
--------------------------------------------------------------------------------
OPTICAL SUPPLIES -- 0.2%
Shamir Optical Industry*                  500           8,075
                                                   ----------
                                                        8,075
--------------------------------------------------------------------------------
PATIENT MONITORING EQUIPMENT -- 1.5%
Aspect Medical Systems*                 1,800          53,532
                                                   ----------
                                                       53,532
--------------------------------------------------------------------------------
PHYSICAL PRACTICE MANAGEMENT -- 4.3%
American Healthways*                    2,300          97,221
Matria Healthcare*                      1,950          62,848
                                                   ----------
                                                      160,069
--------------------------------------------------------------------------------
PHYSICAL THERAPY/REHABILITATION CENTERS -- 1.5%
Psychiatric Solutions*                  1,150          56,017
                                                   ----------
                                                       56,017
--------------------------------------------------------------------------------
THERAPEUTICS -- 1.4%
United Therapeutics*                    1,025          49,405
                                                   ----------
                                                       49,405
--------------------------------------------------------------------------------
VITAMINS & NUTRITION PRODUCTS -- 1.3%
USANA Health Sciences*                  1,150          48,645
                                                   ----------
                                                       48,645
--------------------------------------------------------------------------------
X-RAY EQUIPMENT -- 1.6%
Hologic*                                1,450          57,638
                                                   ----------
                                                       57,638
                                                   ----------
TOTAL HEALTH CARE (COST $749,306)                   1,003,065
                                                   ----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 1.8%
ELECTRONIC MEASURING INSTRUMENTS -- 0.8%
Axsys Technologies*                       200           3,530
FARO Technologies*                        850          23,171
                                                   ----------
                                                       26,701
--------------------------------------------------------------------------------
IDENTIFICATION SYSTEMS/DEVELOPMENT -- 0.7%
Cogent*                                   925          26,409
                                                   ----------
                                                       26,409
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Market
Description                             Shares         Value
--------------------------------------------------------------------------------

LASERS-SYSTEMS/COMPONENTS -- 0.3%
Cymer*                                    450      $   11,858
                                                   ----------
                                                       11,858
                                                   ----------
TOTAL INDUSTRIAL (COST $67,797)                        64,968
                                                   ----------
--------------------------------------------------------------------------------
SERVICES -- 11.7%
COMMERCIAL SERVICES -- 0.6%
Steiner Leisure*                          550          20,388
                                                   ----------
                                                       20,388
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 1.2%
SRA International, Cl A*                1,300          45,136
                                                   ----------
                                                       45,136
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 5.4%
Corporate Executive Board               1,050          82,247
CRA International*                      1,225          65,966
DiamondCluster International*           2,000          22,600
Huron Consulting Group                  1,200          28,260
                                                   ----------
                                                      199,073
--------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS/COMMERCIAL SERVICES -- 0.8%
Chemed                                    700          28,616
                                                   ----------
                                                       28,616
--------------------------------------------------------------------------------
HUMAN RESOURCES -- 1.1%
Barrett Business Services*              1,500          22,560
Resources Connection*                     700          16,261
                                                   ----------
                                                       38,821
--------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT -- 1.0%
SFBC International*                     1,000          38,630
                                                   ----------
                                                       38,630
--------------------------------------------------------------------------------
SCHOOLS-DAY CARE -- 1.6%
Bright Horizons Family Solutions*       1,400          57,008
                                                   ----------
                                                       57,008
                                                   ----------
TOTAL SERVICES (COST $313,932)                        427,672
                                                   ----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 28.3%
APPLICATIONS SOFTWARE -- 3.0%
Progress Software*                      1,550          46,732
SS&C Technologies                       2,050          64,944
                                                   ----------
                                                      111,676
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 0.8%
Jamdat Mobile*                          1,000          27,680
                                                   ----------
                                                       27,680
--------------------------------------------------------------------------------
COMMUNICATIONS SOFTWARE -- 3.1%
Avid Technology*                          975          51,948
Witness Systems*                        3,400          61,982
                                                   ----------
                                                      113,930
--------------------------------------------------------------------------------
COMPUTER AIDED DESIGN -- 1.3%
Ansys*                                  1,300          46,163
                                                   ----------
                                                       46,163
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
LIBERTY RIDGE SMALL CAP GROWTH PORTFOLIO


--------------------------------------------------------------------------------
                                                      Market
Description                             Shares         Value
--------------------------------------------------------------------------------

COMPUTER GRAPHICS -- 1.1%
Trident Microsystems*                   1,850      $   41,976
                                                   ----------
                                                       41,976
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 0.5%
Blackbaud                               1,300          17,550
                                                   ----------
                                                       17,550
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 2.4%
Micros Systems*                         1,700          76,075
Stratasys*                                425          13,889
                                                   ----------
                                                       89,964
--------------------------------------------------------------------------------
E-MARKETING/INFORMATION -- 0.6%
Digital River*                            700          22,225
                                                   ----------
                                                       22,225
--------------------------------------------------------------------------------
E-SERVICES/CONSULTING -- 3.2%
GSI Commerce*                           1,700          28,475
Sapient*                                3,300          26,169
Websense*                               1,000          48,050
WebSideStory*                             900          13,194
                                                   ----------
                                                      115,888
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 1.6%
Microsemi*                              2,400          45,120
MIPS Technologies*                      1,700          12,240
                                                   ----------
                                                       57,360
--------------------------------------------------------------------------------
INTERNET CONTENT-INFORMATION/NETWORKS -- 1.0%
Jupitermedia*                           2,100          35,973
                                                   ----------
                                                       35,973
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE SOFTWARE -- 1.5%
F5 Networks*                            1,150          54,320
                                                   ----------
                                                       54,320
--------------------------------------------------------------------------------
INTERNET SECURITY -- 1.3%
Aladdin Knowledge Systems*                900          18,486
Blue Coat Systems*                      1,000          29,880
                                                   ----------
                                                       48,366
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 2.3%
ADE*                                    1,000          28,050
Formfactor*                             1,050          27,741
Tessera Technologies*                     900          30,069
                                                   ----------
                                                       85,860
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 3.3%
Adtran                                  1,650          40,904
AudioCodes*                             2,000          19,900
Comtech Telecommunications*               862          28,127
Orckit Communications*                  1,200          31,752
                                                   ----------
                                                      120,683
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Shares/Face      Market
Description                         Amount (000)       Value
--------------------------------------------------------------------------------

WEB HOSTING/DESIGN -- 1.3%
Macromedia*                             1,300      $   49,686
                                                   ----------
                                                       49,686
                                                   ----------
TOTAL TECHNOLOGY (COST $817,511)                    1,039,300
                                                   ----------
--------------------------------------------------------------------------------
TRANSPORTATION -- 0.8%
TRANSPORT-SERVICES -- 0.8%
UTI Worldwide                             425          29,589
                                                   ----------
                                                       29,589
                                                   ----------
TOTAL TRANSPORTATION (COST $29,156)                    29,589
                                                   ----------
TOTAL COMMON STOCK (COST $2,585,598)                3,662,277
                                                   ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.8%
Morgan Stanley 2.80%, dated 06/30/05,
   to be repurchased on 07/01/05, repurchase
   price $64,632 (collateralized by a
   U.S. Government obligation, par value
   $175,329 6.125%, 11/15/27,
   total market value $65,920)(A)         $65          64,627
                                                   ----------
TOTAL REPURCHASE AGREEMENT (COST $64,627)              64,627
                                                   ----------
TOTAL INVESTMENTS -- 101.6% (COST $2,650,225)       3,726,904
                                                   ----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (1.6)%
Receivable from investment advisor                      1,394
Payable for investment securities purchased           (51,034)
Payable for fund shares redeemed                      (41,224)
Payable for administrative fees                          (378)
Payable for trustees' fees                                (46)
Other assets and liabilities, net                      32,614
                                                   ----------
TOTAL OTHER ASSETS AND LIABILITIES                    (58,674)
                                                   ----------
NET ASSETS -- 100.0%                               $3,668,230
                                                   ==========
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value) based
   on 468,051 outstanding shares of
   beneficial interest                             $5,545,817
Accumulated net investment loss                       (19,485)
Accumulated net realized loss on investments       (2,934,781)
Net unrealized appreciation on investments          1,076,679
                                                   ----------
NET ASSETS                                         $3,668,230
                                                   ==========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                         $  7.84
                                                      =======

* Non-income producing security.
(A) -- Tri-party repurchase agreement
Cl -- Class

The accompanying notes are an integral part of the financial statements.

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--------------------------------------------------------------------------------
LIBERTY RIDGE SMALL CAP GROWTH PORTFOLIO


STATEMENT OF OPERATIONS
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2005 (UNAUDITED)

INVESTMENT INCOME:
     Dividends..................................................................................................    $      2,713
     Interest...................................................................................................           1,033
                                                                                                                    ------------
          Total Investment Income...............................................................................           3,746
                                                                                                                    ------------
EXPENSES:
     Investment Advisory Fees...................................................................................          16,455
     Administrative Fees........................................................................................           2,375
     Trustees' Fees.............................................................................................             421
     Transfer Agent Fees........................................................................................          12,419
     Custodian Fees.............................................................................................           6,476
     Printing Fees..............................................................................................           3,787
     Professional Fees..........................................................................................             853
     Other Fees.................................................................................................             660
                                                                                                                    ------------
          Total Expenses........................................................................................          43,446
LESS:
     Waiver of Investment Advisory Fees.........................................................................         (16,455)
     Reimbursement from Adviser.................................................................................          (3,760)
                                                                                                                    ------------
     Net Expenses ..............................................................................................          23,231
                                                                                                                    ------------
NET INVESTMENT LOSS.............................................................................................         (19,485)
                                                                                                                    ------------
Net Realized Gain from Security Transactions....................................................................         197,241
Net Change in Unrealized Depreciation on Investments............................................................        (320,575)
                                                                                                                    ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS.................................................................        (123,334)
                                                                                                                    ------------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS................................................................    $   (142,819)
                                                                                                                    ============


The accompanying notes are an integral part of the financial statements.

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-------------------------------------------------------------------------------
LIBERTY RIDGE SMALL CAP GROWTH PORTFOLIO


STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2005 (UNAUDITED) AND THE YEAR ENDED
DECEMBER 31, 2004

                                                                                                    01/01/05          01/01/04
                                                                                                       to                to
                                                                                                    06/30/05          12/31/04
                                                                                                --------------    --------------
INVESTMENT ACTIVITIES:
   Net Investment Loss......................................................................    $   (19,485)      $    (53,803)
   Net Realized Gain from Security Transactions.............................................        197,241            617,238
   Net Change in Unrealized Depreciation on Investments ....................................       (320,575)          (646,589)
                                                                                                -----------       ------------
   Net Decrease in Net Assets Resulting from Operations.....................................       (142,819)           (83,154)
                                                                                                -----------       ------------
CAPITAL SHARE TRANSACTIONS:
   Shares Issued............................................................................         69,110            241,471
   Shares Redeemed..........................................................................       (648,522)        (1,634,509)
                                                                                                -----------       ------------
   Net Decrease in Net Assets Derived from Capital Share Transactions.......................       (579,412)        (1,393,038)
                                                                                                -----------       ------------
       Total Decrease in Net Assets.........................................................       (722,231)        (1,476,192)
                                                                                                -----------       ------------
NET ASSETS:
   Beginning of Period......................................................................      4,390,461          5,866,653
                                                                                                -----------       ------------
   End of Period............................................................................     $3,668,230         $4,390,461
                                                                                                ===========       ============
   Accumulated Net Investment Loss..........................................................    $   (19,485)      $         --
                                                                                                ===========       ============
SHARES ISSUED AND REDEEMED:
   Shares Issued............................................................................          9,187             33,237
   Shares Redeemed..........................................................................        (85,850)          (219,780)
                                                                                                -----------       ------------
   Net Decrease in Shares Outstanding.......................................................        (76,663)          (186,543)
                                                                                                ===========       ============

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

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--------------------------------------------------------------------------------
LIBERTY RIDGE SMALL CAP GROWTH PORTFOLIO


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR OR PERIOD
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2005 (UNAUDITED) AND THE YEARS OR PERIOD ENDED DECEMBER 31,


                                                                       Net
                                                                    Realized
                        Net                                            and                                             Net
                       Asset                                       Unrealized                                         Asset
                      Value,                     Net                  Gains                    Total                 Value,
                     Beginning               Investment             (Losses)                   from                    End
                    of  Period                  Loss              on Securities             Operations              of Period
------------------------------------------------------------------------------------------------------------------------------------
  2005*                $8.06                    $(0.04)2             $(0.18)                  $(0.22)                  $7.84
  2004                  8.02                     (0.08)2               0.12                     0.04                    8.06
  2003                  5.12                     (0.07)2               2.97                     2.90                    8.02
  2002                  8.49                     (0.07)               (3.30)                   (3.37)                   5.12
  20011                10.00                     (0.02)               (1.49)                   (1.51)                   8.49



                                                                               Ratio
                                                                              of Net
                                  Net                   Ratio               Investment
                                Assets,              of Expenses               Loss
            Total                 End                to Average             to Average
           Return              of Period             Net Assets             Net Assets
---------------------------------------------------------------------------------------------
  2005*      (2.73)%+        $3,668,230                    1.20%**            (1.01)%**
  2004         0.50%          4,390,461                    1.20%              (1.13)%
  2003        56.64%          5,866,653                    1.20%              (1.13)%*
  2002      (39.69)%          5,419,380                    1.20%              (1.15)%*
  20011     (15.10)%+         8,532,828                    1.20%**            (0.84)%**

                                      Ratio
                                      of Net
                 Ratio              Investment
              of Expenses              Loss
              to Average            to Average
              Net Assets            Net Assets             Portfolio
              (Excluding            (Excluding             Turnover
               Waivers)              Waivers)                Rate
----------------------------------------------------------------------------
  2005*          2.24%**              (2.05)%**               44.12%+
  2004           1.94%                (1.87)%                 80.70%
  2003           1.79%                (1.72)%                 67.82%
  2002           1.69%                (1.64)%                114.11%
  20011          2.60%**              (2.24)%**               56.26%+

 *  For the six month period ended June 30, 2005.
 ** Annualized.
 +  Total return and portfolio turnover have not been annualized.
 1  Commenced operations on April 30, 2001.
 2  Per share calculations were performed using average shares for the period.



The accompanying notes are an integral part of the financial statements.

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--------------------------------------------------------------------------------
LIBERTY RIDGE SMALL CAP GROWTH PORTFOLIO


NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2005 (UNAUDITED)

1.  ORGANIZATION

Liberty Ridge Small Cap Growth Portfolio (the "Portfolio") is a series of PBHG Insurance Series Fund, (the "Fund"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund consists of the Portfolio and seven others: the Liberty Ridge Growth II Portfolio (the "Growth II Portfolio"), the Liberty Ridge Large Cap Growth Concentrated Portfolio (the "Large Cap Growth Concentrated Portfolio"), the Liberty Ridge Large Cap Growth Portfolio (the "Large Cap Growth Portfolio"), the Liberty Ridge Mid-Cap Portfolio (the "Mid-Cap Portfolio"), the Liberty Ridge Select Value Portfolio (the "Select Value Portfolio"), the Liberty Ridge Small Cap Portfolio (the "Small Cap Portfolio"), and the Liberty Ridge Technology & Communications Portfolio (the "Technology & Communications Portfolio"), (each a "Portfolio" and, collectively, the "Portfolios"). Each Portfolio of the Fund is classified as a diversified management investment company, with the exception of the Large Cap Growth Concentrated Portfolio and the Technology & Communications Portfolio, which are classified as non-diversified management investment companies. The financial statements presented herein do not include the Growth II Portfolio, the Large Cap Growth Concentrated Portfolio, the Large Cap Growth Portfolio, the Mid-Cap Portfolio, the Select Value Portfolio, the Small Cap Portfolio or the Technology & Communications Portfolio, whose financial statements are presented separately. The Portfolio's prospectus provides a description of the Portfolio's investment objectives, policies and strategies. The assets of the Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At June 30, 2005, 100% of the outstanding shares of the Portfolio were held by the separate account of one participating insurance company.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Portfolio.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market on which they are traded on valuation date (or at approximately 4:00 pm ET if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Redeemable securities issued by open-end investment companies are valued at the investment company's applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities. If a security price cannot be obtained from an independent, third-party pricing agent, SEI Investments Global Funds Services (the "Sub-Administrator") shall seek to obtain a bid price from at least one independent broker. Old Mutual Fund Services (the "Administrator") shall supply the Sub-Administrator with the appropriate broker contact(s), and, to ensure independence, the Sub-Administrator will contact the broker(s) at least on a weekly basis in order to obtain an independent quotation. Short-term obligations with maturities of 60 days or less may be valued at amortized cost which approximates market value. If quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a market prior to the calculation of NAV, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared annually, if available. Distributions of net realized capital gains are generally made to shareholders annually, if available.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

COMPENSATING BALANCES -- Per the terms of an informal agreement with Wachovia Bank, N.A. ("Wachovia") the custodian of the Portfolio, if the Portfolio has a cash overdraft in excess of $100,000 on a given day, it is required to leave 112% in compensating

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE SMALL CAP GROWTH PORTFOLIO


NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)


balance with Wachovia on the following day. If the Portfolio has a positive cash balance in excess of $100,000 on a given day, it is allowed to overdraw 90% of the balance with Wachovia on the following day. The Portfolio did not have any compensating balances with Wachovia at June 30, 2005.

OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative net assets.

COMMISSION RECAPTURE -- Liberty Ridge Capital, Inc. (formerly known as Pilgrim Baxter & Associates, Ltd.) (the "Adviser") may direct Portfolio trades to brokers who compensate the Portfolio, in cash, based on a percentage of related trading commissions. Such payments are reported as realized gains. During the six month period ended June 30, 2005, the Portfolio received $4 under these arrangements.

REDEMPTION FEES -- The Portfolio will generally impose a 2% redemption/exchange fee on total redemption proceeds of any shareholder redeeming shares (including redemption by exchange) of the Portfolio within 10 calendar days of their purchase. The 2% redemption fee will not be charged on transactions involving, among other things, (i) total or partial redemption of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that do not have the systematic capability to process the redemption fees, (ii) total or partial redemptions of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that have negotiated pre-existing legal covenants and agreements with the Fund to waive or not to impose redemption fees, and (iii) because of systems limitations of certain intermediaries, preexisting contrary legal covenants and agreements with intermediaries and general marketplace resistance. As a result of such limitations, no redemption fees were imposed during the six month period ended June 30, 2005 because all shareholders of the Portfolio are in omnibus accounts.

3.   INVESTMENT ADVISORY FEES, ADMINISTRATIVE
     FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund and the Adviser are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser is paid a monthly fee at an annual rate of 0.85% of the first $1 billion of the average daily net assets of the Portfolio, 0.80% of the next $500 million of the average daily net assets of the Portfolio, 0.75% of the next $500 million of the average net assets of the Portfolio, 0.70% of the next $500 million of the average daily net assets of the Portfolio, and 0.65% of the average daily net assets of the Portfolio in excess of $2.5 billion. In the interest of limiting expenses of the Portfolio, the Adviser has entered into an Expense Limitation Agreement with the Fund ("Expense Limitation Agreement"). With respect to the Portfolio, the Adviser has agreed to waive or limit its fees and to assume other expenses of the Portfolio to the extent necessary to limit the total annual operating expenses (expressed as a percentage of the Portfolio's average daily net assets) to 1.20%. Reimbursement by the Portfolio of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement during any of the two previous fiscal years may be made when the Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed 1.20%. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's assets exceed $75 million; (ii) the Portfolio's total annual expense ratio is less than 1.20%, and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. At June 30, 2005, the amount of advisory waivers and the reimbursements of third party expenses by the adviser subject to possible recapture was $84,263. At this time, the Portfolio's assets are less than $75 million. No amounts have been recaptured by the Adviser during the six month period ended June 30, 2005.

Old Mutual Fund Services, an indirect, wholly-owned subsidiary of the Old Mutual
(US) Holdings Inc., parent company of the Adviser, provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator receives a fee for these administrative services, which is calculated daily and paid monthly, at an annual rate of 0.1227% of the average daily net assets of the Portfolio.

The Fund has entered into a distribution agreement with PBHG Fund Distributors (the "Distributor"), an indirect, wholly-owned subsidiary of the Old Mutual (US) Holdings Inc. The Distributor receives no compensation for serving in such capacity.

SEI Investments Global Funds Services serves as sub-administrator to the Fund. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Sub-Administrator. The Sub-Administrator assists the Administrator in providing administrative services to the Fund. Pursuant to an amended and restated administration agreement between the Administrator and the Sub-Administrator, the Sub-Administrator will be paid a portion of the Administrator's fees based on the resulting higher value from the following calculations (1) a fee based on the average daily net assets of the Trust, Old Mutual Advisor Funds, and the PBHG Funds of: (i) 0.0165% on the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010% of the excess over $20 billion and (2) a fee based on the aggregate number of Funds of the Trust, PBHG Fund Family calculated at the sum of between $50,000 and $60,000 per Fund, depending on the total number of funds.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE SMALL CAP GROWTH PORTFOLIO


NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)


DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund.

Certain officers of the Fund are or were officers of the Adviser, Administrator, Sub-Administrator and the Distributor. These interested persons received no compensation from the Fund for such services.

4.  INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Portfolio for the six month period ended June 30, 2005, amounted to $1,705,202 and $2,243,221, respectively.

5.  FEDERAL TAX INFORMATION

It is the Portfolio's intention to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. These reclassifications have no effect on net assets or net asset value per share.

No dividends or distributions were declared during the years ended December 31, 2004 and December 31, 2003, respectively.

As of December 31, 2004, the components of accumulated losses were as follows:

Capital loss carryforwards expiring:

         December 2010                    $(2,360,968)
         December 2011                       (750,921)
Unrealized appreciation                     1,377,121
                                           ----------
                                          $(1,734,768)
                                          ===========

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a maximum period of eight years. During the year ended December 31, 2004, the Portfolio utilized $606,208 of capital loss carryforwards to offset net realized capital gains.

At June 30, 2005, the total cost of securities and the net realized gains or losses on securities for Federal income tax purposes were not different from amounts reported for financial reporting purposes. The Federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by the Portfolio for Federal income tax purposes at June 30, 2005 were as follows:

        FEDERAL                                       NET
          TAX      UNREALIZED      UNREALIZED     UNREALIZED
         COST     APPRECIATION    DEPRECIATION   APPRECIATION
        ------------------------  -------------  -------------
      $2,650,225   $1,122,156       $(45,477)     $1,076,679

6.  CONCENTRATIONS/RISKS

The Portfolio may invest a high percentage of its assets in specific sectors of the market, such as technology, consumer cyclical and health care, in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the Portfolio's net asset value and will cause its shares to fluctuate more than if the Portfolio did not focus its investments in specific sectors.

7.  INTERFUND LENDING

Pursuant to resolutions adopted by the Boards of Trustees of each of PBHG Funds, PBHG Insurance Series Fund and Old Mutual Advisor Funds (together, the "Trusts"), on behalf of each series portfolio of the Trusts (collectively the "Lending Funds" and individually the "Lending Fund") a Lending Fund may borrow or lend an amount up to its prospectus-defined limitations from or to other funds. All such borrowing and lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August 12, 2003 to the Trusts and the Adviser.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the Lending Funds from investments in overnight repurchase agreements) and the bank loan rate (Federal Funds Rate plus 50 basis points).

The Portfolio had no outstanding borrowings or loans under the interfund lending agreement at June 30, 2005, or at any time during the six month period ended June 30, 2005.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE SMALL CAP GROWTH PORTFOLIO


NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONCLUDED)


8.  LITIGATION WITH RESPECT TO THE
    INVESTMENT ADVISER

In June 2004, the Adviser reached settlement agreements with respect to the market timing and selective disclosure actions filed by the Securities and Exchange Commission ("SEC") and New York Attorney General ("NYAG"). Under the NYAG settlement, if certain terms and undertakings are not met, the NYAG settlement stipulates that the Adviser shall promptly terminate its management of the Fund. In this event, the Fund's Board of Trustees would be required to seek new management or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), the Adviser, PBHG Funds, and certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "Civil Litigation"). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the Adviser, PBHG Funds, and certain related parties in other jurisdictions, and had been transferred to the MDL Court.

The Civil Litigation and the previously filed suits are primarily based upon allegations in the SEC civil action and the NYAG civil action. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees of the PBHG Funds, the removal of the Adviser as investment adviser of the PBHG Funds, the removal of PBHG Fund Distributors as distributor of the PBHG Funds' shares, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against the Adviser, as well as numerous unrelated mutual fund complexes and financial institutions (the "WVAG Litigation"). The Fund was not named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia, alleges that the Adviser permitted short-term trading in excess of PBHG Funds' disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time PBHG Funds. The WVAG alleges the foregoing violated the West Virginia Consumer Credit and Protection Act (W. Va. Code ss. 46A-1-101, et seq.) and is seeking injunctions; civil monetary penalties; a writ of quo warranto against the defendants for their alleged improper actions; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies ("Future State Litigation"). A separate class action complaint involving Liberty Ridge Capital has been filed by a former Liberty Ridge Capital employee seeking damages on behalf of himself and other current and former Liberty Ridge Capital employees for actions taken by Liberty Ridge Capital and its former principals that led to the value of such employees' phantom equity units being deemed worthless (the "Employee Litigation" and, together with the Civil Litigation, the WVAG Litigation and the Future State Litigation, the "Litigation").

At this stage of the Litigation, the Adviser believes that it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against the Adviser, PBHG Funds or any named defendant. While it is currently too early to predict the result of the Litigation, the Adviser does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment adviser to the Fund. However, the Adviser is currently unable to gauge the level of shareholder redemptions that may result from the news of these pending lawsuits. Redemptions may require the Funds to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the funds. In addition, if the Adviser is unsuccessful in its defense of the WVAG Litigation, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of the Adviser or any company that is an affiliated person of the Adviser from serving as an investment adviser to any registered investment company, including the Fund. The Fund has been informed by the Adviser, if these results occur, the Adviser will seek exemptive relief from the SEC to permit the Adviser to continue to serve as your fund's investment adviser. There is no assurance that such exemptive relief will be granted.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE SMALL CAP GROWTH PORTFOLIO


PBHG DISCLOSURE NOTES (UNAUDITED)

AVERAGE

The LIPPER SMALL-CAP GROWTH FUNDS AVERAGE represents 541 mutual funds classified by Lipper, Inc. in the Small-Cap Growth category.

The Lipper performance figures are based on the changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested.

The Lipper returns for certain periods reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance may have been lower.

INDEX

The RUSSELL 2000(R) GROWTH INDEX is an unmanaged index comprised of those securities in the Russell 2000(R) Index with a greater-than-average growth orientation.

The Russell 2000(R) Growth Index (the "Index") and the Lipper Small-Cap Growth Funds Average (the "Average") are presented for illustrative purposes only, and are not intended to imply the past or future performance of the Portfolio. The performance of the Index and Average assumes reinvestment of capital gains and income dividends but assumes no transaction costs, taxes, management fees or other expenses. A direct investment in the Index and/or Average is not possible.

[ART OMITTED]

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)
As of July 26, 2005

The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee serves as a Trustee and each officer serves as an officer in a similar capacity for PBHG Funds, a registered investment company advised by the Adviser. Unless otherwise noted, all Trustees and officers can be contacted c/o Liberty Ridge Capital, Inc., 1400 Liberty Ridge Drive, Wayne, PA 19087. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and officers. The SAI may be obtained without charge by calling 1-800-433-0051.

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------

                                                  TERM OF
                                POSITION         OFFICE AND
                                HELD WITH        LENGTH OF                         PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE          THE FUND        TIME SERVED                          DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Leigh A. Wilson               Chairman of         Trustee                       Chief Executive Officer, New Century Living, Inc.
 (60)                          the Board          since 2005                    (older adult housing) since 1992. Director, Chimney
                                                                                Rock Winery LLC, 2000 to 2004, and Chimney
                                                                                Rock Winery Corp (winery), 1985 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
John R. Bartholdson            Trustee             Trustee                      Chief Financial Officer, The Triumph Group, Inc.
(60)                                             since 1997                     (manufacturing) since 1992.
------------------------------------------------------------------------------------------------------------------------------------
Jettie M. Edwards              Trustee             Trustee                      Consultant, Syrus Associates (business and marketing
 (59)                                            since 1997                     consulting firm), 1986 to 2002.
------------------------------------------------------------------------------------------------------------------------------------
Albert A. Miller               Trustee            Trustee                       Senior Vice President, Cherry & Webb, CWT
 (71)                                            since 1997                     Specialty Stores, 1995 to 2000. Advisor and
                                                                                Secretary, the Underwoman Shoppes Inc. (retail
                                                                                clothing stores) 1980 to 2002. Retired.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                 NUMBER OF                         OTHER
                               PORTFOLIOS IN                   DIRECTORSHIPS
                             COMPLEX OVERSEEN                       HELD
NAME, ADDRESS, AND AGE           BY TRUSTEE                     BY TRUSTEE
------------------------------------------------------------------------------------------------
Leigh A. Wilson                     26                    Trustee, The Victory
 (60)                                                     Portfolios since 1992,
                                                          The Victory Institutional
                                                          Funds since 2003 and
                                                          The Victory Variable Insurance
                                                          Funds since 1998 (investment
                                                          companies - 22 total portfolios).
                                                          Trustee, PBHG Funds, since 2005.
------------------------------------------------------------------------------------------------
John R. Bartholdson                 26                    Director, The Triumph
(60)                                                      Group, Inc. since 1992.
                                                          Trustee, PBHG Funds
                                                          since 1995.Trustee, Old
                                                          Mutual Advisor Funds,
                                                          since 2004.
------------------------------------------------------------------------------------------------
Jettie M. Edwards                   26                    Trustee, EQ Advisors (investment
 (59)                                                     company-37 portfolios) since 1997.
                                                          Trustee, PBHG Funds, since 1995.
------------------------------------------------------------------------------------------------
Albert A. Miller                    26                    Trustee, PBHG Funds,
 (71)                                                     since 1995.
------------------------------------------------------------------------------------------------

* Trustee of the Trust until such time as his or her successor is duly elected and appointed.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------------------------------------------------

                                                TERM OF
                              POSITION         OFFICE AND
                              HELD WITH        LENGTH OF                           PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE        THE FUND        TIME SERVED                            DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------

David J. Bullock**            President         President                       Director, President and Chief Executive Officer
 (49)                                             since                         since 2004, Old Mutual Capital, Inc. Trustee
                                                  2003                          and President since 2004, Old Mutual Advisor Funds.
                                                                                Chief Executive Officer, President and Director
                                                                                since 2003 and Chief Operating Officer in 2003,
                                                                                Liberty Ridge Capital. Chief Executive Officer and
                                                                                Trustee since 2003, Old Mutual Investment Partners.
                                                                                Trustee since 2003, Old Mutual Fund Services.
                                                                                Director since 2003, Old Mutual Shareholder
                                                                                Services, Inc. President since 2003, PBHG Funds.
                                                                                President and Chief Executive Officer from 1998 to
                                                                                2003, Transamerica Capital, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Lee T. Cummings**               Vice              Vice                          Vice President since 2001, Director of Sales
 (41)                        President          President                       and Marketing since 2004 and  Director of
                                               since 2005                       Mutual Fund Operations from 1996 to 2001,
                                                                                Liberty Ridge Capital, Inc. Vice President since
                                                                                2003 and President from 1999 to 2003, Old Mutual
                                                                                Investment Partners. Vice President from 2004 to
                                                                                2005, President from 1998 to 2004, Old Mutual Fund
                                                                                Services. Vice President from 2004 to 2005 and
                                                                                President from 2001 to 2004, Old Mutual Shareholder
                                                                                Services, Inc. Treasurer, Chief Financial Officer
                                                                                and Controller from 1997 to 2005 and Vice President
                                                                                since 2005, PBHG Funds. Treasurer, Chief Financial
                                                                                Officer and Controller from 1997 to 2005, PBHG
                                                                                Insurance Series Fund. Treasurer, Chief Financial
                                                                                Officer and Controller from 2004 to 2005, Old
                                                                                Mutual Advisor Funds.
------------------------------------------------------------------------------------------------------------------------------------

PBHG Insurance Series Fund
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)
As of July 26, 2005

------------------------------------------------------------------------------------------------------------------------------------
OFFICERS (CONCLUDED)
------------------------------------------------------------------------------------------------------------------------------------
                                                      TERM OF
                                POSITION             OFFICE AND
                                HELD WITH             LENGTH OF                               PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE          THE FUND             TIME SERVED                                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Veilleux             Senior Vice      Senior Vice President           Senior Vice President since 2005, PBHG Funds.
(61)                            President       since 2005. Employed for        President since May 2002, EJV Financial
                                                 an initial term of three       Services, LLC. Director, Deutsche Bank (and
                                                years and thereafter for        predecessor companies) and Executive Vice President
                                                   successive one year          and Chief Administrative Officer, Investment
                                                 terms unless terminated        Company Capital Corp (registered investment
                                                 prior to the end of the        advisor and registered transfer agent)
                                                   then current term.           from 1987 to 2002.
------------------------------------------------------------------------------------------------------------------------------------
John M. Zerr**               Vice President         Vice President              Chief Operating Officer since 2004, Senior
(43)                          and Secretary          and Secretary              Vice President since 2001, and General Counsel
                                                       since 1997               and Secretary since 1996, Liberty Ridge Capital,
                                                                                Inc. Executive Vice President, Secretary and
                                                                                General Counsel since 2004, Old Mutual Capital,
                                                                                Inc. Chief Operating Officer from 2004 to 2005 and
                                                                                General Counsel and Secretary from 1998 to 2005,
                                                                                Old Mutual Investment Partners. General Counsel
                                                                                and Secretary from 1998 to 2005, Old Mutual Fund
                                                                                Services. General Counsel and Secretary from 2001
                                                                                to 2005, Old Mutual Shareholder Services, Inc. Vice
                                                                                President and Secretary since 2004, Old Mutual
                                                                                Advisor Funds. Vice President and Secretary since
                                                                                1997, PBHG Funds. General Counsel and Secretary
                                                                                from 1996 to 2002, Pilgrim Baxter Value Investors,
                                                                                Inc.
------------------------------------------------------------------------------------------------------------------------------------
Brian C. Dillon**                 Vice             Vice President               Vice President and Chief Compliance Officer since
(42)                            President           since 2001 and              2001, Liberty Ridge Capital, Inc. Vice President
                                and Chief          Chief Compliance             and Chief Compliance Officer since 2004, Old Mutual
                               Compliance         Officer since 2004            Capital, Inc. Vice President, Chief Compliance
                                 Officer                                        Officer and Registered Principal since  2001, Old
                                                                                Mutual Investment Partners. Chief Compliance Officer
                                                                                since 2001, Old Mutual Fund Services. Chief
                                                                                Compliance Officer since 2001, Old Mutual
                                                                                Shareholder Services, Inc. Vice President and Chief
                                                                                Compliance Officer since 2004, Old Mutual Advisor
                                                                                Funds. Vice President since 2001 and Chief
                                                                                Compliance Officer since 2004, PBHG Funds. Chief
                                                                                Compliance Officer from 2001 to 2002, Pilgrim
                                                                                Baxter Value Investors, Inc. Chief Compliance
                                                                                Officer from 2001 to 2003, Pilgrim Baxter Private
                                                                                Equity Advisors. Vice President and Deputy
                                                                                Compliance Director from 1995 to 2001, Delaware
                                                                                Investments.
------------------------------------------------------------------------------------------------------------------------------------
Robert E. Putney, III**           Vice             Vice President and           Senior Vice President, Deputy General Counsel and
(45)                            President         Assistant Secretary           Assistant Secretary from 2004 to 2005, Old
                              and Assistant          since 2002                 Mutual Capital, Inc. Deputy General Counsel since
                               Secretary                                        2004, Vice President and Assistant Secretary since
                                                                                2001 and Senior Legal Counsel from 2001  to 2004,
                                                                                Liberty Ridge Capital, Inc. Senior Vice President
                                                                                and Deputy General Counsel from 2004 to 2005,
                                                                                Assistant Secretary from 2001 to 2005 and Senior
                                                                                Legal Counsel and Vice President from 2001 to 2004,
                                                                                Old Mutual Investment Partners. Senior Vice
                                                                                President and Deputy General Counsel from 2004 to
                                                                                2005, Assistant Secretary from 2001 to 2005 and
                                                                                Senior Legal Counsel and Vice President from 2001
                                                                                to 2004, Old Mutual Fund Services. Senior Vice
                                                                                President and Deputy General Counsel from 2004 to
                                                                                2005, Assistant Secretary from 2001 to 2005 and
                                                                                Senior Legal Counsel and Vice President from 2001
                                                                                to 2004, Old Mutual Shareholder Services, Inc.
                                                                                Vice President and Assistant Secretary since 2004,
                                                                                Old Mutual Advisor Funds. Vice President and
                                                                                Assistant Secretary since 2001, PBHG Funds. Senior
                                                                                Counsel and Assistant Secretary from 2001 to 2002,
                                                                                Pilgrim Baxter Value Investors, Inc. Director and
                                                                                Senior Counsel from 1997 to 2001, Merrill Lynch
                                                                                Investment Managers, L.P. and Princeton
                                                                                Administrators, L.P. and holding various other
                                                                                positions with these companies from 1991 to 1997.
                                                                                Secretary of various Merrill Lynch and Mercury
                                                                                open-end funds, as well as Somerset Exchange Fund
                                                                                and The Europe Fund, Inc. until December 2001.
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Black**               Treasurer,              Treasurer,                Treasurer, Chief Financial Officer and Controller,
(45)                            Chief               Chief Financial             PBHG Funds since July 2005. Treasurer, Chief
                              Financial               Officer and               Financial Officer and Controller, Old Mutual
                              and Officer             Controller                Advisor Funds since 2004. Chief Financial Officer,
                              Controller            since July 2005             Chief Administrative Officer, Executive Vice
                                                                                President and Treasurer of Old Mutual Capital,
                                                                                Inc. since July 2004. Chief Financial Officer,
                                                                                Chief Administrative Officer of Old Mutual
                                                                                Investment Partners since 2004. President,
                                                                                Treasurer and Chief Financial Officer of Old
                                                                                Mutual Fund Services since 2004. President,
                                                                                Treasurer and Chief Financial Officer of Old
                                                                                Mutual Shareholder Services since 2004. Senior
                                                                                Vice President and Chief Financial Officer of
                                                                                Transamerica Capital, Inc. from 2000 through 2004.
                                                                                Chief Financial Officer of Coldwell Banker Moore &
                                                                                Company (Denver Metro) (formerly Moore and Company
                                                                                Realtor) from 1997 through March 2000.
------------------------------------------------------------------------------------------------------------------------------------
William P. Schanne**          Assistant           Assistant Treasurer           Assistant Treasurer since 2004, Old Mutual Advisor
(32)                          Treasurer               since 2001                Funds. Assistant Treasurer since 2001, PBHG Funds.
                                                                                Fund Administration Associate since 2001, Liberty
                                                                                Ridge Capital, Inc. Fund Administration Associate
                                                                                since 2001, Old Mutual Fund Services. Fund
                                                                                Accounting Supervisor from 1999 to 2001 and Fund
                                                                                Accountant from 1998 to 1999, PFPC Inc.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth R. Naes**             Assistant           Assistant Treasurer           Assistant Treasurer, PBHG Funds, since July 2005.
(39)                          Treasurer           since July 2005               Vice President, Old Mutual Fund Services since
                                                                                July 2005. Director of Fund Services, Old Mutual
                                                                                Fund Services, since 2004. Member of the
                                                                                Investment Committee, Old Mutual Capital, Inc.,
                                                                                since 2004. Senior Vice President, Product
                                                                                Development at Transamerica Capital, Inc., from
                                                                                June 2000 to May 2004. Prior to June 2000, various
                                                                                positions at Transamerica Capital, Inc./AEGON USA.
------------------------------------------------------------------------------------------------------------------------------------

** Officer of the Trust until such time as his or her successor is duly elected and qualified.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY CONTRACT  (UNAUDITED)


In approving the continuance of the Advisory Agreement with respect to each Portfolio, the Board of Trustees considered factors generally applicable to the Adviser as well as factors particular to each Portfolio. Below is a summary of the factors considered by the Board of Trustees and the conclusions thereto that formed the basis for the Board of Trustees approving the continuance of the Advisory Agreement:

The Trustees considered the following factors generally applicable to the
Adviser:

     o Governance matters -- The Trustees weighed favorably that the Adviser had made significant progress in implementing the governance and compliance-related initiatives proposed by the Board of Trustees following the discovery of frequent trading in certain PBHG Funds portfolios.

     o Compliance matters -- The Trustees considered the compliance breakdown that allowed the former principals of the Adviser to encourage frequent trading in certain PBHG Funds portfolios and to allow exchanges beyond the limits provided for in PBHG Funds' prospectuses. The Trustees also considered the steps taken by the Adviser to ensure that such compliance violations or similar violations do not recur, including hiring a qualified compliance consultant to provide independent analysis of the compliance program at the Adviser, hiring additional compliance staff, and revising the Adviser's policies and procedures with respect to personal trading.

        The Trustees were satisfied that the resignation of the former principals of the Adviser and the implementation of enhanced compliance programs now in place were reasonably sufficient to prevent a recurrence of such compliance problems. The Trustees also favorably weighed the fact that, other than the former principals operating outside of the compliance program, the Adviser had a very good track record of detecting and preventing compliance problems, noting that there had been few compliance violations during the past year. The Trustees also favorably weighed the fact that in prior years when a compliance violation occurred, the Adviser, or one or more of its affiliates, generally made whole any affected fund shareholders, in accordance with the Trust's policies regarding reimbursement.

     o Nature and extent of services -- The Trustees were satisfied that the Adviser was providing the level of services required by the Advisory Agreement and necessary for the Trust to comply with the regulatory requirements applicable to the Portfolios. The Trustees also considered the Adviser's organizational efforts to correct weakness in the investment operations and its plan to strengthen the investment research staff and supporting elements, such as the Adviser's proprietary research system. In addition, the Trustees also favorably considered that the Adviser continued to improve the extent and quality of the materials provided to the Board and was very responsive to the Trustees' requests for additional or follow-up information.

     o Performance -- While concerned about the long-term underperformance of certain Portfolios, the Trustees were satisfied that the Adviser, with the assistance of a third-party consultant, had identified the causes of the underperformance and had taken steps to improve performance, including replacing underperforming portfolio managers where necessary and appropriate. The Trustees favorably weighed the Adviser's realignment of portfolio manager responsibilities to create direct manager and analyst accountability. The Trustees also considered the retooling efforts by the Adviser on its proprietary research system to assist portfolio managers with stock selection.

     o Costs and profitability of Adviser and its affiliates -- The Trustees considered the investment advisory fees charged by the Adviser to its non-investment company clients. The Trustees also considered the considerable reduction in the Adviser's operating profits over the last year and viewed favorably that the Adviser had committed to renew the Expense Limitation Agreement with the Trust, on behalf of each Portfolio, and keep in place the current fee waivers and expense reimbursements despite the fee reductions. The Trustees also noted that the Adviser had substantially curtailed the use of Portfolio brokerage commissions to pay for brokerage and research services that were permissible under Section 28(e), with the resultant increase in the Adviser's expenses. The Trustees also concluded that, despite the reduction in operating profits, the Adviser remained a financially viable organization, noting in particular Old Mutual's commitment to the Adviser. The Trustees also reviewed the information provided by the Adviser about the level of investment advisory fees charged to other clients and concluded that the extent of the services provided to the Portfolios was much more extensive than the services provided to these other clients.

     o Retention of key personnel -- The Trustees viewed favorably the initiatives undertaken by the Adviser and its parent to retain key executives, portfolio managers and other employees and to attract new, qualified employees.

     o Economies of scale -- The Trustees considered the advisory fee breakpoints proposed by the Adviser and the potential savings to shareholders as Portfolio asset levels increased. The Trustees noted that the proposed breakpoints instituted a framework to pass along economies of scale to shareholders once Portfolio assets reached meaningful levels.

     o Benefits derived by the Adviser from its relationship with the Portfolios -- The Trustees considered the fall-out benefits to the Adviser, including the Adviser's increased

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY CONTRACT  (UNAUDITED) (CONTINUED)


    visibility in the investment community. The Trustees also considered the Adviser's ability to obtain research and brokerage services through soft-dollars generated by Portfolio brokerage transactions and the benefits to the Adviser therefrom, which may benefit the Adviser's clients other than the Portfolios. The Trustees also weighed the benefits to affiliates of the Adviser, namely the profitable relationship between the Trust and Old Mutual Fund Services, as well as the Trust's relationship with OMIP, which, although not profitable, created further visibility for the Adviser and its parent, Old Mutual.

With respect to each Portfolio, the Trustees considered the following matters:

     o LIBERTY RIDGE GROWTH II PORTFOLIO -- The Trustees considered the short, medium and long-term performance of the Portfolio, which were significantly below the median of its peer group, and advisory fees higher than the Portfolio's peers the two main areas of concern with respect to the Growth II Portfolio. With respect to performance, the Trustees favorably weighed the Adviser's decision to replace the Portfolio's current portfolio manager with a portfolio manager who had a better performance track record managing another small-cap growth product, and also the decision to strengthen the investment research staff.

        With respect to advisory fees, the Trustees noted that the investment advisory fee was higher than the median for comparable portfolios, although the Portfolio's overall expense ratio was comparable to the Portfolio's peer group average. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the substantial decrease in the total assets of the Portfolio, primarily from net redemptions, had reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Portfolio during the prior calendar year.

        The Board concluded that in view of the corrective measures that the Adviser had undertaken to address the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE LARGE CAP GROWTH PORTFOLIO -- With respect to performance, the Trustees favorably weighed the Portfolio's good long-term performance and short and medium-term performance that was close to the median of its peer group. The Trustees also favorably weighed the Adviser's decision to replace the Portfolio's current portfolio manager team with a single portfolio manager and to strengthen the investment research staff. The Trustees considered the Portfolio's advisory fees, which were higher than its peers, the main area of concern with respect to the Portfolio.

        With respect to advisory fees, the Trustees noted that both the investment advisory fee and the Portfolio's overall expense ratio were higher than the median for comparable portfolios. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the decrease in the total assets of the Portfolio, primarily from net redemptions, had contributed to an increase in the Portfolio's overall expense ratios and had reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Portfolio during the prior calendar year.

        The Board concluded that in view of the measures that the Adviser had undertaken to improve the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE MID-CAP PORTFOLIO -- The Trustees favorably considered the Portfolio's short-term performance, which was above the median of its peer group, and its medium to long-term performance, which were significantly above the median of its peer group. The Trustees considered the Portfolio's advisory fee and expense ratio, which were higher than its peers, the principal area of concern with respect to the Mid-Cap Portfolio.

        With respect to the advisory fees, the Trustees noted that both the investment advisory fee and the Portfolio's overall expense ratio were higher than the median for comparable portfolios. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Mid-Cap Portfolio during the prior calendar year.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY CONTRACT  (UNAUDITED) (CONTINUED)


        The Board concluded that in view of the good short and long-term performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE LARGE CAP GROWTH CONCENTRATED PORTFOLIO -- With respect to performance, the Trustees favorably weighed the above average long-term performance and the Adviser's decision to address short-term and medium-term performance, which was below the median for its peer group, by replacing the portfolio management team with a single portfolio manager and by strengthening the investment research staff. The Trustees considered the Portfolio's advisory fees, which were higher than its peers, the main area of concern with respect to the Portfolio.

        With respect to the advisory fees, the Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the substantial decrease in the total assets of the Portfolio, primarily from net redemptions, had resulted in an increase in the Portfolio's overall expense ratios and had significantly reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Portfolio during the prior calendar year.

        The Board concluded that in view of the corrective measures that the Adviser had undertaken to improve the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE SELECT VALUE PORTFOLIO -- The Trustees considered the Portfolio's short and medium-term performance, which was significantly below the median of its peer group, and advisory fees higher than the Portfolio's peers, the two main areas of concern with respect to the Select Value Portfolio. With respect to performance, the Trustees favorably weighed the Portfolio's higher than average long-term performance and the Adviser's decision to address the short-term performance by replacing the Select Value Portfolio's portfolio manager.

        With respect to advisory fees, the Trustees noted that the investment advisory fee was higher than the median for comparable portfolios, although the Portfolio's overall expense ratio was lower than the average expense ratio for the Portfolio's peer group. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser applicable to the Select Value Portfolio. These reductions and fee breakpoints, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the substantial decrease in the total assets of the Portfolio, primarily from net redemptions, had resulted in an increase in the Portfolio's overall expense ratios and had reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Portfolio during the prior calendar year.

        The Board concluded that in view of the corrective measures that the Adviser had undertaken to address the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE SMALL CAP GROWTH PORTFOLIO -- The Trustees considered the Portfolio's short-term performance, which was below the median of its peer group, and advisory fees (gross of waivers) higher than its peers, the two main areas of concern with respect to this Portfolio. With respect to performance, the Trustees noted that the Portfolio had only been in existence for approximately 3 years and had limited cash flow and assets, which impacted performance. The Trustees favorably weighed the Adviser's decision to replace the current portfolio manager with a new portfolio manager and to strengthen the investment research staff.

        With respect to advisory fees, the Trustees noted that both the investment advisory fee (gross of waivers) and the Portfolio's overall expense ratio were higher than the median for comparable portfolios. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the decrease in the total assets of the Portfolio, primarily from net redemptions, had resulted in an increase in the Portfolio's overall expense ratios and had reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY CONTRACT  (UNAUDITED) (CONCLUDED)


        Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Portfolio during the prior calendar year.

        The Board concluded that in view of the corrective measures that the Adviser had undertaken to address the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE SMALL CAP PORTFOLIO -- The Trustees considered the Portfolio's short-term performance, which was below the median of its peer group, and investment advisory fees and expense ratios higher than the Portfolio's peers, the two main areas of concern with respect to the Small Cap Portfolio. With respect to performance, the Trustees favorably weighed the stronger medium-term and long-term performance of the Portfolio and the Adviser's decision to strengthen the investment research staff.

        With respect to advisory fees, The Trustees noted that both the investment advisory fee and the Portfolio's overall expense ratio were higher than the median for comparable portfolios. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the decrease in the total assets of the Portfolio, primarily from net redemptions, had significantly reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Small Cap Portfolio during the prior calendar year.

        The Board concluded that in view of the corrective measures that the Adviser had undertaken to address the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE TECHNOLOGY & COMMUNICATIONS PORTFOLIO -- The Trustees considered the Portfolio's short-term, medium-term and long-term underperformance versus the Portfolio's peer group, and advisory fees (gross of waivers) higher than the Portfolio's peers, the two main areas of concern with respect to the Technology & Communications Portfolio. With respect to performance, the Trustees favorably weighed the Adviser's decision to replace the Technology & Communications Portfolio's current portfolio manager team with a single portfolio manager and to strengthen the investment research staff.

        With respect to advisory fees, the Trustees noted that the investment advisory fee was higher than the median for comparable portfolios, although the Portfolio's overall expense ratio was lower than the average total expense ratio for the Portfolio's peer group. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the decrease in the total assets of the Portfolio, primarily from net redemptions, had significantly reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Technology & Communications Portfolio during the prior calendar year.

        The Board concluded that in view of the corrective measures that the Adviser had undertaken to address the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

        In addition, after reviewing Liberty Ridge Capital's contract renewal presentation, the Board concluded that it would monitor the corrective actions that Liberty Ridge Capital proposed to make with respect to performance in the context of the reasonableness of the advisory fee.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE TECHNOLOGY & COMMUNICATIONS PORTFOLIO


Dear Shareholder:

Despite improved performance from the technology sector during the second quarter, catalysts for technology growth were noticeably absent for much of the period. For the six month period ended June 30, 2005, the Liberty Ridge Technology & Communications Portfolio underperformed relative to the PSE Technology Index(R).

PERFORMANCE DISCUSSION

While the first three months of the year were soft for the broad stock market, technology shares generally suffered more acute losses. This was due in part to seasonally slow spending for technology, as well as broader macroeconomic concerns, like rising oil prices, inflation and interest rates. While technology shares edged higher over the course of the second quarter, gaining back some of their first quarter decline, the movement was tentative and without much conviction. Company fundamentals were generally healthy, negative pre-announcements were infrequent, and forward looking guidance conservative. Pockets of strength were observed in the notebook personal computers, wireless handsets, and consumer electronics industries. Some weakness developed in previously strong areas like storage and offshoring. Semiconductor markets stayed in reasonable balance, with very few reported examples of either shortages or inventory glut. The long awaited technology capital spending renaissance remains a hot topic for journalists and analysts, but has yet to materialize in major customer initiatives. While the short-term picture for the sector has been mixed, the emergence of robust corporate finance activity, particularly acquisitions activity in consolidating technology sub-sectors, has led to attractive valuations.

It should be noted that the Portfolio maintains a relatively small exposure to health care given its mandate as a technology and communications fund. This small exposure, which is considerably smaller than the benchmark, had an adverse impact during the period. Health care names performed far better than pure technology names. Nevertheless, our security selection outside traditional technology names was favorable during the period.

LOOKING FORWARD

In many ways the backdrop for technology investing is encouraging. We believe the end of monetary tightening is coming into view, longer-term interest rates are stubbornly low, employment conditions are steadily improving, inflation is benign, and corporations are awash in cash which could potentially be used for catch up spending on technology-based projects. Further, the long memories of the implosion of technology market excesses have kept valuations down, and the rise in popularity of hedge funds has brought some protection against excessive optimism not based on measurable fundamentals. What continues to be lacking is a strong market catalyst, such as the perception of a powerful new trend. Historically, the arrival of catalysts can be very hard to anticipate. We believe a patient approach to owning well-positioned vendors of technology products and services should position us well for the next cycle of innovation.

Sincerely,


S/Signature

James M. Smith, CFA
Portfolio Manager*



* EFFECTIVE DECEMBER 9, 2004, WAS NAMED SOLE PORTFOLIO MANAGER.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE TECHNOLOGY & COMMUNICATIONS PORTFOLIO


DISCLOSURE OF PORTFOLIO EXPENSES (UNAUDITED)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a mutual fund's gross income, directly reduce the investment return of the mutual fund. A mutual fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in this Portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates this Portfolio's costs in two ways.

o ACTUAL PORTFOLIO RETURN. This section helps you to estimate the actual expenses, after any fee waivers, that you paid over the six month period ended June 30, 2005. The "Ending Account Value" shown is derived from the Portfolio's actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

   To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Portfolio under the heading "Expenses Paid During Six Month Period."

o HYPOTHETICAL 5% RETURN. This section is intended to help you compare your Portfolio's costs with those of other mutual funds. It assumes that the Portfolio had an annual return of 5% before expenses during the year and that the expense ratio ("Annualized Expense Ratios for the Six Month Period") for the period is unchanged. In this case, because the return used is not the Portfolio's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Portfolio's costs by comparing this hypothetical result for your Portfolio in the "Expenses Paid During Six Month Period" with the hypothetical examples that appear in the same charts in shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as sales charges (loads) and redemption fees, which are described in the Prospectus. If those transactional costs were applied to your account, your costs would be higher.

                                                                                     ANNUALIZED
                                                                                       EXPENSE           EXPENSES
                                            BEGINNING             ENDING               RATIOS           PAID DURING
                                          ACCOUNT VALUE        ACCOUNT VALUE           FOR THE           SIX MONTH
                                            12/31/04             06/30/05         SIX MONTH PERIOD        PERIOD*
                                       ------------------   ---------------------------------------------------------------
Actual Portfolio Return                    $1,000.00            $  939.70              1.13%                $5.43
Hypothetical 5% Return                      1,000.00             1,019.19              1.13%                 5.66

* EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE
  PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE TECHNOLOGY & COMMUNICATIONS PORTFOLIO                  (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
                                   AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2005
------------------------------------------------------------------------------------------------------------------------------------
                                                                           Annualized           Annualized            Annualized
                                   Six                 One Year            Three Year            Five Year           Inception to
                                  Months                Return               Return               Return                 Date
------------------------------------------------------------------------------------------------------------------------------------
Liberty Ridge Technology &
Communications Portfolio          (6.03)%                (2.24)%               5.43%              (30.87)%               (1.98)%
------------------------------------------------------------------------------------------------------------------------------------


          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN LIBERTY RIDGE TECHNOLOGY & COMMUNICATIONS PORTFOLIO VERSUS THE
   PSE TECHNOLOGY INDEX(R) AND THE LIPPER SCIENCE & TECHNOLOGY FUNDS AVERAGE

[Line chart omitted -- plot points are as follows:]

                    Liberty Ridge Technology &                                 Lipper Science &
                          Communications            PSE Technology                Technology
                             Portfolio                 Index(R)                  Funds Average
---------------------------------------------------------------------------------------------------------------------------
4/30/97                       10000                      10000                     10000
5/31/97                        9990                      11210                     11359
6/30/97                       10320                      11288                     11468
7/31/97                       11550                      13031                     12984
8/31/97                       11490                      13014                     13037
9/30/97                       12290                      13456                     13648
10/31/97                      10790                      12074                     12449
11/30/97                      10550                      12108                     12346
12/31/97                      10410                      11640                     12060
1/31/98                       10040                      12116                     12365
2/28/98                       11150                      13602                     13788
3/31/98                       11590                      13870                     14142
4/30/98                       11860                      14412                     14709
5/31/98                       10840                      13272                     13635
6/30/98                       11690                      13881                     14681
7/31/98                       11082                      13846                     14420
8/31/98                        9331                      11251                     11565
9/30/98                       10642                      12844                     13066
10/31/98                      10812                      14301                     14086
11/30/98                      12032                      15889                     15885
12/31/98                      13762                      18050                     18428
1/31/99                       16613                      20697                     21171
2/28/99                       14832                      18574                     19257
3/31/99                       17423                      19996                     21415
4/30/99                       18543                      20703                     22028
5/31/99                       17773                      21308                     21805
6/30/99                       20283                      24133                     24435
7/31/99                       19973                      23989                     24201
8/31/99                       21573                      25224                     25413
9/30/99                       22063                      25260                     26130
10/31/99                      26494                      26749                     28863
11/30/99                      31475                      30608                     33553
12/31/99                      46017                      39140                     41770
1/31/00                       47367                      38294                     40993
2/29/00                       67680                      47031                     51721
3/31/00                       57469                      46801                     49973
4/30/00                       47577                      43823                     44136
5/31/00                       39836                      40067                     38888
6/30/00                       53808                      44375                     44936
7/31/00                       49107                      41393                     42671
8/31/00                       57549                      47158                     49033
9/30/00                       53118                      41860                     43840
10/31/00                      43064                      39154                     39250
11/30/00                      26376                      32731                     29544
12/31/00                      26634                      32832                     28826
1/31/01                       28570                      37003                     31904
2/28/01                       20032                      30255                     23351
3/31/01                       14946                      26708                     19617
4/30/01                       18591                      31056                     23444
5/31/01                       17656                      29939                     22455
6/30/01                       16763                      29287                     22230
7/31/01                       15441                      27763                     20367
8/31/01                       12774                      25531                     17801
9/30/01                        9272                      20881                     13935
10/31/01                      10947                      24181                     16111
11/30/01                      12973                      27452                     18597
12/31/01                      12700                      27769                     18791
1/31/02                       12623                      27631                     18483
2/28/02                       10441                      25375                     15997
3/31/02                       11493                      27689                     17476
4/30/02                        9779                      24471                     15358
5/31/02                        8922                      23491                     14458
6/30/02                        7246                      20766                     12534
7/31/02                        6623                      18347                     11164
8/31/02                        6233                      18116                     10851
9/30/02                        5220                      15614                      9230
10/31/02                       5922                      18217                     10786
11/30/02                       6857                      20808                     12612
12/31/02                       5844                      18567                     10901
1/31/03                        5688                      18398                     10862
2/28/03                        5805                      18512                     10924
3/31/03                        5688                      18504                     10881
4/30/03                        6194                      20162                     11997
5/31/03                        6935                      22655                     13541
6/30/03                        6896                      22816                     13653
7/31/03                        7207                      24084                     14477
8/31/03                        7909                      25628                     15556
9/30/03                        7636                      25032                     15143
10/31/03                       8376                      27008                     16724
11/30/03                       8454                      27534                     17041
12/31/03                       8493                      28336                     17069
1/31/04                        8922                      29833                     17986
2/29/04                        8766                      29561                     17693
3/31/04                        8532                      29047                     17304
4/30/04                        7909                      27896                     16020
5/31/04                        8454                      29071                     16912
6/30/04                        8688                      29933                     17228
7/31/04                        7753                      27456                     15292
8/31/04                        7441                      26528                     14639
9/30/04                        7870                      27715                     15352
10/31/04                       8337                      29027                     16236
11/30/04                       8688                      30625                     17197
12/31/04                       9038                      31762                     17811
1/31/05                        8337                      30211                     16639
2/28/05                        8493                      30307                     16696
3/31/05                        8298                      29586                     16205
4/30/05                        7909                      28624                     15495
5/31/05                        8727                      30752                     16915
6/30/05                        8493                      30459                     16740

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE LIBERTY RIDGE TECHNOLOGY & COMMUNICATIONS PORTFOLIO WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The Liberty Ridge Technology & Communications Portfolio's total return is based on net change in NAV, assuming reinvestment of distributions.The performance figures quoted may be lower at this time due to recent market volatility. Prior to November 2, 1999, the Portfolio was diversified and did not concentrate its investments. Therefore, the Portfolio's performance prior to November 2, 1999 may not be indicative of how it will perform in the future. Securities of smaller companies involve more risk and price volatility than larger, more established companies. Funds that concentrate investments in one or a group of industries may involve greater risks than more diversified funds, including greater potential for volatility. The performance results are subject to change since June 30, 2005. The Portfolio's investment in technology companies involves the risk of volatility. In addition, the products of technology companies may be subject to severe competition and rapid obsolescence. Funds that invest in a limited number of securities may involve greater risk than more diversified funds, including a greater potential for volatility. The returns for certain periods may reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance would have been lower. Investors considering the Liberty Ridge Technology & Communications Portfolio should have a long-term investment horizon. The PBHG Insurance Series Fund is only available through certain variable annuity and variable life contracts offered by the separate accounts of participating insurance companies. The performance shown above does not reflect the fees and charges associated with the variable annuity provider. Early withdrawals may result in tax penalties as well as any sales charges assessed by the variable annuity provider. This information should be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending money. The Liberty Ridge Technology & Communications Portfolio commenced operations on April 30, 1997. For more information on the PSE Technology Index(R) and the Lipper Science & Technology Funds Average please see the PBHG Disclosure Notes on page 153.

SECTOR WEIGHTINGS AT JUNE 30, 2005

[Pie chart omitted -- plot points are as follows:]

Consumer Cyclical             2%
Health Care                   6%
Repurchase Agreement          1%
Services                      2%
Technology                   89%

% of Total Portfolio Investments


TOP TEN COMMON STOCK HOLDINGS AT JUNE 30, 2005

Google, Cl A                                      3.6%
Apple Computer                                    2.9%
Autodesk                                          2.8%
Genentech                                         2.6%
Yahoo!                                            2.6%
Infosys Technologies ADR                          2.3%
Nvidia                                            2.0%
NCR                                               1.9%
Satyam Computer Services ADR                      1.9%
Fiserv                                            1.9%
--------------------------------------------------------------------------------
COMBINED TOP TEN COMMON STOCK
HOLDINGS AS A % OF TOTAL PORTFOLIO
INVESTMENTS IN COMMON STOCK                      24.5%

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE TECHNOLOGY & COMMUNICATIONS PORTFOLIO


STATEMENT OF NET ASSETS
AS OF JUNE 30, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
                                                      Market
Description                            Shares       Value (000)
--------------------------------------------------------------------------------

COMMON STOCK -- 98.3%
CONSUMER CYCLICAL -- 2.1%
ENTERTAINMENT SOFTWARE -- 1.3%
Electronic Arts*                       26,600      $    1,506
                                                   ----------
                                                        1,506
--------------------------------------------------------------------------------
RADIO -- 0.8%
XM Satellite Radio Holdings, Cl A*     26,600             895
                                                   ----------
                                                          895
                                                   ----------
TOTAL CONSUMER CYCLICAL (COST $2,284)                   2,401
                                                   ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 6.2%
DIAGNOSTIC EQUIPMENT -- 0.7%
Gen-Probe*                             20,000             725
                                                   ----------
                                                          725
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 5.5%
Affymetrix*                            33,200           1,790
Amgen*                                 10,000             605
Celgene*                               23,300             950
Genentech*                             36,600           2,938
                                                   ----------
                                                        6,283
                                                   ----------
TOTAL HEALTH CARE (COST $5,136)                         7,008
                                                   ----------
--------------------------------------------------------------------------------
SERVICES -- 1.5%
COMPUTER SERVICES -- 1.5%
DST Systems*                           23,300           1,090
Manhattan Associates*                  33,400             642
                                                   ----------
                                                        1,732
                                                   ----------
TOTAL SERVICES (COST $1,397)                            1,732
                                                   ----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 88.5%
APPLICATIONS SOFTWARE -- 5.9%
Infosys Technologies ADR*              33,300           2,580
Microsoft                              79,100           1,965
Satyam Computer Services ADR           83,100           2,160
                                                   ----------
                                                        6,705
--------------------------------------------------------------------------------
B2B/E-COMMERCE -- 0.8%
webMethods*                           166,900             935
                                                   ----------
                                                          935
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 2.7%
Nextel Communications, Cl A*           49,900           1,613
Nextel Partners, Cl A*                 60,400           1,520
                                                   ----------
                                                        3,133
--------------------------------------------------------------------------------
COMMUNICATIONS SOFTWARE -- 1.0%
Avid Technology*                       21,700           1,156
                                                   ----------
                                                        1,156
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Market
Description                           Shares        Value (000)
--------------------------------------------------------------------------------

COMPUTER AIDED DESIGN -- 3.2%
Autodesk                               89,800      $    3,087
Parametric Technology*                 83,100             530
                                                   ----------
                                                        3,617
--------------------------------------------------------------------------------
COMPUTERS -- 6.3%
Apple Computer*                        86,800           3,195
Dell*                                  23,300             920
International Business Machines        16,700           1,239
PalmOne*                               44,100           1,313
Research In Motion*                     6,600             487
                                                   ----------
                                                        7,154
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 1.9%
NCR*                                   61,600           2,163
                                                   ----------
                                                        2,163
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 5.9%
EMC*                                  145,800           1,999
Network Appliance*                     66,800           1,888
SanDisk*                               66,700           1,583
Seagate Technology*                    33,400             586
Western Digital*                       50,000             671
                                                   ----------
                                                        6,727
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 5.7%
Automatic Data Processing              33,300           1,398
Fiserv*                                50,200           2,156
Global Payments                        25,700           1,742
Veritas Software*                      49,700           1,213
                                                   ----------
                                                        6,509
--------------------------------------------------------------------------------
DECISION SUPPORT SOFTWARE -- 1.3%
Cognos*                                44,000           1,502
                                                   ----------
                                                        1,502
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 1.0%
Jabil Circuit*                         35,700           1,097
                                                   ----------
                                                        1,097
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 11.5%
Advanced Micro Devices*                49,900             865
Broadcom, Cl A*                        50,200           1,783
Intel                                  66,900           1,743
International Rectifier*               32,900           1,570
Intersil, Cl A                        100,100           1,879
Microsemi*                            105,600           1,985
Nvidia*                                83,500           2,231
QLogic*                                33,200           1,025
                                                   ----------
                                                       13,081
--------------------------------------------------------------------------------
ELECTRONIC FORMS -- 1.5%
Adobe Systems                          58,200           1,666
                                                   ----------
                                                        1,666
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 2.6%
Oracle*                               158,000           2,086
SAP ADR                                20,000             866
                                                   ----------
                                                        2,952
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
LIBERTY RIDGE TECHNOLOGY & COMMUNICATIONS PORTFOLIO


--------------------------------------------------------------------------------
                                                         Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------

INTERNET INFRASTRUCTURE EQUIPMENT -- 0.8%
Avocent*                               33,300      $      870
                                                   ----------
                                                          870
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE SOFTWARE -- 1.5%
F5 Networks*                           36,200           1,710
                                                   ----------
                                                        1,710
--------------------------------------------------------------------------------
INTERNET SECURITY -- 3.1%
Check Point Software Technologies*     33,500             664
Symantec*                              99,000           2,152
VeriSign*                              24,900             716
                                                   ----------
                                                        3,532
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 3.9%
Cisco Systems*                         99,800           1,907
Juniper Networks*                      75,300           1,896
Netgear*                               33,400             621
                                                   ----------
                                                        4,424
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 7.4%
Analog Devices                         54,800           2,045
Cypress Semiconductor*                116,500           1,467
Emulex*                                78,100           1,426
Marvell Technology Group*              48,800           1,856
Maxim Integrated Products              41,700           1,593
                                                   ----------
                                                        8,387
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 4.8%
Applied Materials*                     99,800           1,615
Kla-Tencor*                            27,400           1,197
Lam Research*                          43,900           1,271
Varian Semiconductor
   Equipment Associates*               36,700           1,358
                                                   ----------
                                                        5,441
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 3.2%
Adtran                                 33,400             828
Harris                                 53,200           1,661
Plantronics                            33,200           1,207
                                                   ----------
                                                        3,696
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT-FIBER OPTICS -- 1.5%
Corning*                              100,100           1,664
                                                   ----------
                                                        1,664
--------------------------------------------------------------------------------
WEB HOSTING/DESIGN -- 1.0%
Macromedia*                            29,900           1,143
                                                   ----------
                                                        1,143
--------------------------------------------------------------------------------
WEB PORTALS/ISP -- 6.1%
Google, Cl A*                          13,700           4,030
Yahoo!*                                83,100           2,879
                                                   ----------
                                                        6,909
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Shares/Face        Market
Description                        Amount (000)      Value (000)
--------------------------------------------------------------------------------

WIRELESS EQUIPMENT -- 3.9%
Motorola                               66,700      $    1,218
Nokia ADR*                             83,100           1,383
Qualcomm                               55,900           1,845
                                                   ----------
                                                        4,446
                                                   ----------
TOTAL TECHNOLOGY (COST $73,653)                       100,619
                                                   ----------
TOTAL COMMON STOCK (COST $82,470)                     111,760
                                                   ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.2%
Morgan Stanley 3.25%, dated 06/30/05,
   to be repurchased on 07/01/05,
   repurchase price $1,383,204
   (collateralized by a U.S.
    Government obligation, par value
   $1,405,000, 4.125%, 04/15/09,
   total market value  $1,423,664)(A)  $1,383           1,383
                                                   ----------
TOTAL REPURCHASE AGREEMENT (COST $1,383)                1,383
                                                   ----------
TOTAL INVESTMENTS -- 99.5% (COST $83,853)             113,143
                                                   ----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.5%
Payable for investment securities purchased              (211)
Payable for fund shares redeemed                          (84)
Payable for investment advisory fees                      (83)
Payable for administrative fees                           (12)
Other assets and liabilities, net                         961
                                                   ----------
TOTAL OTHER ASSETS AND LIABILITIES                        571
                                                   ----------
NET ASSETS -- 100.0%                               $  113,714
                                                   ==========
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value) based
   on 52,223,612 outstanding shares of
   beneficial interest                            $ 1,526,534
Accumulated net investment loss                          (534)
Accumulated net realized loss on investments       (1,441,576)
Net unrealized appreciation on investments             29,290
                                                  -----------
NET ASSETS                                        $   113,714
                                                  ===========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                         $  2.18
                                                      =======


* Non-income producing security.
(A) -- Tri-party repurchase agreement.
ADR -- American Depositary Receipt
Cl -- Class
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

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--------------------------------------------------------------------------------
LIBERTY RIDGE TECHNOLOGY & COMMUNICATIONS PORTFOLIO


STATEMENT OF OPERATIONS (000)
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2005 (UNAUDITED)

INVESTMENT INCOME:
     Dividends..................................................................................................     $       140
     Interest...................................................................................................              19
     Less: Foreign Taxes Withheld...............................................................................              (6)
                                                                                                                     -----------
        Total Investment Income.................................................................................             153
                                                                                                                     -----------
EXPENSES:
     Investment Advisory Fees...................................................................................             516
     Administrative Fees........................................................................................              75
     Trustees' Fees.............................................................................................              13
     Professional Fees..........................................................................................              27
     Printing Fees..............................................................................................              26
     Transfer Agent Fees........................................................................................              12
     Custodian Fees.............................................................................................               6
     Other Fees.................................................................................................              12
                                                                                                                     -----------
          Total Expenses........................................................................................             687
                                                                                                                     -----------
NET INVESTMENT LOSS.............................................................................................            (534)
                                                                                                                     -----------
Net Realized Loss from Security Transactions....................................................................            (919)
Net Change in Unrealized Depreciation on Investments............................................................          (7,725)
                                                                                                                     -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS.................................................................          (8,644)
                                                                                                                     -----------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS................................................................      $   (9,178)
                                                                                                                     ===========


The accompanying notes are an integral part of the financial statements.

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--------------------------------------------------------------------------------
LIBERTY RIDGE TECHNOLOGY & COMMUNICATIONS PORTFOLIO


STATEMENT OF CHANGES IN NET ASSETS (000)
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2005 (UNAUDITED) AND THE YEAR ENDED
DECEMBER 31, 2004

                                                                                                   01/01/05          01/01/04
                                                                                                      to                to
                                                                                                   06/30/05          12/31/04
                                                                                               --------------     --------------
INVESTMENT ACTIVITIES
   Net Investment Loss.....................................................................      $     (534)          $ (1,063)
   Net Realized Gain (Loss) from Security Transactions.....................................            (919)            19,847
   Net Change in Unrealized Depreciation on Investments ...................................          (7,725)            (9,875)
                                                                                                 ----------           --------
   Net Increase (Decrease) in Net Assets Resulting from Operations.........................          (9,178)             8,909
                                                                                                 ----------           --------
CAPITAL SHARE TRANSACTIONS:
   Shares Issued...........................................................................             960              5,798
   Shares Redeemed..........................................................................        (23,209)           (62,533)
                                                                                                 ----------           --------
   Net Decrease in Net Assets Derived from Capital Share Transactions......................         (22,249)           (56,735)
                                                                                                 ----------           --------
      Total Decrease in Net Assets..........................................................        (31,427)           (47,826)
                                                                                                 ----------           --------
NET ASSETS:
   Beginning of Period......................................................................        145,141            192,967
                                                                                                  ---------          ---------
   End of Period...........................................................................      $  113,714          $ 145,141
                                                                                                 ==========          =========
   Accumulated Net Investment Loss.........................................................      $     (534)         $      --
                                                                                                 ==========          =========
SHARES ISSUED AND REDEEMED:
   Shares Issued...........................................................................             447              2,675
   Shares Redeemed..........................................................................        (10,740)           (28,551)
                                                                                                 ----------           --------
   Net Decrease in Shares Outstanding......................................................         (10,293)           (25,876)
                                                                                                 ==========           ========

 Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

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--------------------------------------------------------------------------------
LIBERTY RIDGE TECHNOLOGY & COMMUNICATIONS PORTFOLIO


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR OR PERIOD
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2005 (UNAUDITED) AND THE YEARS ENDED DECEMBER 31,



                                                             Net
                    Net                                 Realized and
                   Asset                                 Unrealized                                 Distributions
                  Value,                 Net                Gains                 Total                 from
                 Beginning           Investment           (Losses)                 From                Capital
                 of Period              Loss            on Securities           Operations              Gains
---------------------------------------------------------------------------------------------------------------------------
  2005*           $ 2.32                $(0.01)1          $ (0.13)                $(0.14)                 --
  2004              2.18                 (0.01)1             0.15                   0.14                  --
  2003              1.50                 (0.02)1             0.70                   0.68                  --
  2002              3.26                 (0.03)             (1.73)                 (1.76)                 --
  2001             24.77                 (0.03)1           (14.63)                (14.66)             $(6.85)
  2000             46.01                 (0.34)            (17.29)                (17.63)              (3.61)





                                     Net                                           Net                  Ratio
                                Asset Value,                                   Assets, End           of Expenses
             Total                   End                 Total                  of Period            to Average
          Distributions           of Period              Return                   (000)              Net Assets
----------------------------------------------------------------------------------------------------------------------
  2005*         --                 $ 2.18                (6.03)%+             $  113,714                1.13%**
  2004          --                   2.32                 6.42%                  145,141                1.13%
  2003          --                   2.18                45.33%                  192,967                1.10%
  2002          --                   1.50               (53.99)%                 168,266                1.08%
  2001      $(6.85)                  3.26               (52.32)%                 453,689                1.05%
  2000       (3.61)                 24.77               (42.12)%               1,160,087                1.04%

                                                              Ratio
                                                             of Net
                                       Ratio               Investment
            Ratio of Net            of Expenses               Loss
             Investment             to Average             to Average
                Loss                Net Assets             Net Assets              Portfolio
             to Average             (Excluding             (Excluding              Turnover
             Net Assets              Waivers)               Waivers)                 Rate
----------------------------------------------------------------------------------------------------------
  2005*        (0.88)%**               1.13%**               (0.88)%**               20.13%+
  2004         (0.69)%                 1.13%                 (0.69)%                 76.42%
  2003         (0.84)%                 1.10%                 (0.84)%                167.83%
  2002         (0.85)%                 1.08%                 (0.85)%                236.25%
  2001         (0.58)%                 1.05%                 (0.58)%                285.73%
  2000         (0.77)%                 1.04%                 (0.77)%                311.59%


  * For the six month period ended June 30, 2005.
 ** Annualized.
  + Total return and portfolio turnover have not been annualized.
  1 Per share calculations were preformed using average shares for the period.

Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE TECHNOLOGY & COMMUNICATIONS PORTFOLIO


NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2005 (UNAUDITED)

1.  ORGANIZATION

Liberty Ridge Technology & Communications Portfolio (the "Portfolio") is a series of PBHG Insurance Series Fund (the "Fund"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund consists of the Portfolio and seven others: the Liberty Ridge Growth II Portfolio (the "Growth II Portfolio"), the Liberty Ridge Large Cap Growth Concentrated Portfolio (the "Large Cap Growth Concentrated Portfolio"), the Liberty Ridge Large Cap Growth Portfolio (the "Large Cap Growth Portfolio"), the Liberty Ridge Mid-Cap Portfolio (the "Mid-Cap Portfolio"), the Liberty Ridge Select Value Portfolio (the "Select Value Portfolio"), the Liberty Ridge Small Cap Growth Portfolio (the "Small Cap Growth Portfolio"), and the Liberty Ridge Small Cap Portfolio (the "Small Cap Portfolio"), (each a "Portfolio" and, collectively, the "Portfolios"). Each Portfolio of the Fund is classified as a diversified management investment company, with the exception of the Large Cap Growth Concentrated Portfolio and the Technology & Communications Portfolio, which are classified as non-diversified management investment companies. The financial statements presented herein do not include the Growth II Portfolio, the Large Cap Growth Concentrated Portfolio, the Large Cap Growth Portfolio, the Mid-Cap Portfolio, the Select Value Portfolio, the Small Cap Growth Portfolio or the Small Cap Portfolio, whose financial statements are presented separately. The Portfolio's prospectus provides a description of the Portfolio's investment objectives, policies and strategies. The assets of the Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At June 30, 2005, 67% and 16% of the outstanding shares of the Portfolio were held by the separate accounts of two participating insurance companies.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Portfolio.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market on which they are traded on valuation date (or at approximately 4:00 pm ET if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Redeemable securities issued by open-end investment companies are valued at the investment company's applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities. If a security price cannot be obtained from an independent, third-party pricing agent, SEI Investments Global Funds Services (the "Sub-Administrator") shall seek to obtain a bid price from at least one independent broker. Old Mutual Fund Services (the "Administrator") shall supply the Sub-Administrator with the appropriate broker contact(s), and, to ensure independence, the Sub-Administrator will contact the broker(s) at least on a weekly basis in order to obtain an independent quotation. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. If quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a market and prior to the calculation of NAV, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared annually, if available. Distributions of net realized capital gains are generally made to shareholders annually, if available.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

COMPENSATING BALANCES -- Per the terms of an informal agreement with Wachovia Bank, N.A. ("Wachovia") the custodian of the Portfolio, if the Portfolio has a cash overdraft in excess of $100,000

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE TECHNOLOGY & COMMUNICATIONS PORTFOLIO


NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

on a given day, it is required to leave 112% in compensating balance with Wachovia on the following day. If the Portfolio has a positive cash balance in excess of $100,000 on a given day, it is allowed to overdraw 90% of the balance with Wachovia on the following day. The Portfolio did not have any compensating balances with Wachovia at June 30, 2005.

OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative net assets.

COMMISSION RECAPTURE -- Liberty Ridge Capital, Inc. (formerly known as Pilgrim Baxter & Associates, Ltd.) (the "Adviser") may direct Portfolio trades to brokers who compensate the Portfolio, in cash, based on a percentage of related trading commissions. Such payments are reported as realized gains. During the six month period ended June 30, 2005, the Portfolio received cash in the amount of $368 under these arrangements.

REDEMPTION FEES -- The Portfolio will generally impose a 2% redemption/exchange fee on total redemption proceeds of any shareholder redeeming shares (including redemption by exchange) of the Portfolio within 10 calendar days of their purchase. The 2% redemption fee will not be charged on transactions involving, among other things, (i) total or partial redemption of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that do not have the systematic capability to process the redemption fees, (ii) total or partial redemptions of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that have negotiated pre-existing legal covenants and agreements with the Fund to waive or not to impose redemption fees, and (iii) because of systems limitations of certain intermediaries, preexisting contrary legal covenants and agreements with intermediaries and general marketplace resistance. As a result of such limitations, no redemption fees were imposed during the six month period ended June 30, 2005 because all shareholders of the Portfolio are in omnibus accounts.

3.   INVESTMENT ADVISORY FEES, ADMINISTRATIVE
     FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund and the Adviser are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser is paid a monthly fee at an annual rate of 0.85% of the first $1 billion of the average daily net assets of the Portfolio, 0.80% of the next $500 million of the average daily net assets of the Portfolio, 0.75% of the next $500 million of the average net assets of the Portfolio, 0.70% of the next $500 million of the average daily net assets of the Portfolio, and 0.65% of the average daily net assets of the Portfolio in excess of $2.5 billion. In the interest of limiting expenses of the Portfolio, the Adviser has entered into an Expense Limitation Agreement with the Fund (the "Expense Limitation Agreement"). With respect to the Portfolio, the Adviser has agreed to waive or limit its fees and to assume other expenses of the Portfolio to the extent necessary to limit the total annual operating expenses (expressed as a percentage of the Portfolio's average daily net assets) to 1.20%. Reimbursement by the Portfolio of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement during any of the two previous fiscal years may be made when the Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed 1.20%. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's assets exceed $75 million; (ii) the Portfolio's total annual expense ratio is less than 1.20%, and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. No amounts have been recaptured by the Adviser during the six month period ended June 30, 2005.

Old Mutual Fund Services, an indirect, wholly-owned subsidiary of the Old Mutual
(US) Holdings Inc., parent company at the Adviser, provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator receives a fee for these administrative services, which is calculated daily and paid monthly, at an annual rate of 0.1227% of the average daily net assets of the Portfolio.

The Fund has entered into a distribution agreement with PBHG Fund Distributors (the "Distributor"), an indirect, wholly-owned subsidiary of the Old Mutual (US) Holdings Inc. The Distributor receives no compensation for serving in such capacity.

SEI Investments Global Funds Services serves as sub-administrator to the Fund. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Sub-Administrator. The Sub-Administrator assists the Administrator in providing administrative services to the Fund. Pursuant to an amended and restated administration agreement between the Administrator and the Sub-Administrator, the Sub-Administrator will be paid a portion of the Administrator's fees based on the resulting higher value from the following calculations (1) a fee based on the average daily net assets of the Trust, Old Mutual Advisor Funds, and the PBHG Funds of: (i) 0.0165% on the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010% of the excess over $20 billion and (2) a fee based on the aggregate number of Funds of the Trust, PBHG Fund Family calculated at the sum of between $50,000 and $60,000 per Fund, depending on the total number of funds.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE TECHNOLOGY & COMMUNICATIONS PORTFOLIO


NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund.

Certain officers of the Fund are or were officers of the Adviser, Administrator, Sub-Administrator and the Distributor. These interested persons received no compensation from the Fund for such services.

4.  INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Portfolio for the six month period ended June 30, 2005, amounted to $24,515,285 and $46,555,413, respectively.

5.  FEDERAL TAX INFORMATION

It is the Portfolio's intention to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. These reclassifications have no effect on net assets or net asset value per share.

No dividends or distributions were declared during the years ended December 31, 2004 and December 31, 2003, respectively.

As of December 31, 2004, the components of accumulated losses were as follows
(000):

Capital loss carryforwards expiring:

           December 2009               $(1,163,550)
           December 2010                  (273,029)
Unrealized appreciation                     32,937
                                       -----------

                                       $(1,403,642)
                                       ===========

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a maximum period of eight years. During the year ended December 31, 2004, the Portfolio utilized $19,512
(000) of capital loss carryforwards to offset net realized capital gains.

At June 30, 2005, the total cost of securities and the net realized gains or losses on securities for Federal income tax purposes were not different from amounts reported for financial reporting purposes. The Federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by the Portfolio for Federal income tax purposes at June 30, 2005 were as follows
(000):

        FEDERAL                                       NET
          TAX      UNREALIZED      UNREALIZED     UNREALIZED
         COST     APPRECIATION    DEPRECIATION   APPRECIATION
        --------  -------------   -------------  -------------
        $83,853      $30,993        $(1,703)        $29,290

6.  CONCENTRATIONS/RISKS

The Portfolio may invest a high percentage of its assets in specific sectors of the market, such as technology, in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the Portfolio's net asset value and will cause its shares to fluctuate more than if the Portfolio did not focus its investments in specific sectors. In addition, the Portfolio is concentrated, which means it will invest 25% or more of its total assets in specific industries.

7.  INTERFUND LENDING

Pursuant to resolutions adopted by the Boards of Trustees of each of PBHG Funds, PBHG Insurance Series Fund and Old Mutual Adviser Funds (together, the "Trusts"), on behalf of each series portfolio of the Trusts (collectively the "Lending Funds" and individually the "Lending Fund") a Lending Fund may borrow or lend an amount up to its prospectus-defined limitations from or to other funds. All such borrowing and lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August 12, 2003 to the Trusts and the Adviser.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the Lending Funds from investments in overnight repurchase agreements) and the bank loan rate (Federal Funds Rate plus 50 basis points).

The Portfolio had no outstanding borrowings or loans under the interfund lending arrangement at June 30, 2005, or at any time during the six month period ended June 30, 2005.

8.  LITIGATION WITH RESPECT TO THE
    INVESTMENT ADVISER

In June 2004, the Adviser reached settlement agreements with respect to the market timing and selective disclosure actions filed by the Securities and Exchange Commission ("SEC") and New York Attorney General ("NYAG"). Under the NYAG settlement, if certain terms and undertakings are not met, the NYAG settlement stipulates that the Adviser shall promptly terminate its management of the Fund. In this event, the Fund's Board of Trustees would be required to seek new management or consider other alternatives.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE TECHNOLOGY & COMMUNICATIONS PORTFOLIO


NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONCLUDED)

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), the Adviser, PBHG Funds, and certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "Civil Litigation"). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the Adviser, PBHG Funds, and certain related parties in other jurisdictions, and had been transferred to the MDL Court.

The Civil Litigation and the previously filed suits are primarily based upon allegations in the SEC civil action and the NYAG civil action. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees of the PBHG Funds, the removal of the Adviser as investment adviser of the PBHG Funds, the removal of PBHG Fund Distributors as distributor of the PBHG Funds' shares, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against the Adviser, as well as numerous unrelated mutual fund complexes and financial institutions (the "WVAG Litigation"). The Fund was not named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia, alleges that the Adviser permitted short-term trading in excess of PBHG Funds' disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time PBHG Funds. The WVAG alleges the foregoing violated the West Virginia Consumer Credit and Protection Act (W. Va. Code ss. 46A-1-101, et seq.) and is seeking injunctions; civil monetary penalties; a writ of quo warranto against the defendants for their alleged improper actions; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies ("Future State Litigation"). A separate class action complaint involving Liberty Ridge Capital has been filed by a former Liberty Ridge Capital employee seeking damages on behalf of himself and other current and former Liberty Ridge Capital employees for actions taken by Liberty Ridge Capital and its former principals that led to the value of such employees' phantom equity units being deemed worthless (the "Employee Litigation" and, together with the Civil Litigation, the WVAG Litigation and the Future State Litigation, the "Litigation").

At this stage of the Litigation, the Adviser believes that it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against the Adviser, PBHG Funds or any named defendant. While it is currently too early to predict the result of the Litigation, the Adviser does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment adviser to the Fund. However, the Adviser is currently unable to gauge the level of shareholder redemptions that may result from the news of these pending lawsuits. Redemptions may require the Funds to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the funds. In addition, if the Adviser is unsuccessful in its defense of the WVAG Litigation, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of the Adviser or any company that is an affiliated person of the Adviser from serving as an investment adviser to any registered investment company, including the Fund. The Fund has been informed by the Adviser, if these results occur, the Adviser will seek exemptive relief from the SEC to permit the Adviser to continue to serve as your fund's investment adviser. There is no assurance that such exemptive relief will be granted.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
LIBERTY RIDGE TECHNOLOGY & COMMUNICATIONS PORTFOLIO


PBHG DISCLOSURE NOTES (UNAUDITED)

AVERAGE

The LIPPER SCIENCE & TECHNOLOGY FUNDS AVERAGE represents 295 mutual funds classified by Lipper, Inc. in the Science & Technology category.

The Lipper performance figures are based on the changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested.

The Lipper returns for certain periods reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance may have been lower.

INDEX

The PSE TECHNOLOGY INDEX(R) is a price-weighted index of the top 100 U.S. technology stocks.

The PSE Technology Index(R) (the "Index") and the Lipper Science & Technology Funds Average (the "Average") are presented for illustrative purposes only, and are not intended to imply the past or future performance of the Portfolio. The performance of the Index and Average assumes reinvestment of capital gains and income dividends but assumes no transaction costs, taxes, management fees or other expenses. A direct investment in the Index and/or Average is not possible.

[ART OMITTED]

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)
As of July 26, 2005

The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee serves as a Trustee and each officer serves as an officer in a similar capacity for PBHG Funds, a registered investment company advised by the Adviser. Unless otherwise noted, all Trustees and officers can be contacted c/o Liberty Ridge Capital, Inc., 1400 Liberty Ridge Drive, Wayne, PA 19087. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and officers. The SAI may be obtained without charge by calling 1-800-433-0051.

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------

                                                  TERM OF
                                POSITION         OFFICE AND
                                HELD WITH        LENGTH OF                         PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE          THE FUND        TIME SERVED                          DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Leigh A. Wilson               Chairman of         Trustee                       Chief Executive Officer, New Century Living, Inc.
 (60)                          the Board          since 2005                    (older adult housing) since 1992. Director, Chimney
                                                                                Rock Winery LLC, 2000 to 2004, and Chimney
                                                                                Rock Winery Corp (winery), 1985 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
John R. Bartholdson            Trustee             Trustee                      Chief Financial Officer, The Triumph Group, Inc.
(60)                                             since 1997                     (manufacturing) since 1992.
------------------------------------------------------------------------------------------------------------------------------------
Jettie M. Edwards              Trustee             Trustee                      Consultant, Syrus Associates (business and marketing
 (59)                                            since 1997                     consulting firm), 1986 to 2002.
------------------------------------------------------------------------------------------------------------------------------------
Albert A. Miller               Trustee            Trustee                       Senior Vice President, Cherry & Webb, CWT
 (71)                                            since 1997                     Specialty Stores, 1995 to 2000. Advisor and
                                                                                Secretary, the Underwoman Shoppes Inc. (retail
                                                                                clothing stores) 1980 to 2002. Retired.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                 NUMBER OF                         OTHER
                               PORTFOLIOS IN                   DIRECTORSHIPS
                             COMPLEX OVERSEEN                       HELD
NAME, ADDRESS, AND AGE           BY TRUSTEE                     BY TRUSTEE
------------------------------------------------------------------------------------------------
Leigh A. Wilson                     26                    Trustee, The Victory
 (60)                                                     Portfolios since 1992,
                                                          The Victory Institutional
                                                          Funds since 2003 and
                                                          The Victory Variable Insurance
                                                          Funds since 1998 (investment
                                                          companies - 22 total portfolios).
                                                          Trustee, PBHG Funds, since 2005.
------------------------------------------------------------------------------------------------
John R. Bartholdson                 26                    Director, The Triumph
(60)                                                      Group, Inc. since 1992.
                                                          Trustee, PBHG Funds
                                                          since 1995.Trustee, Old
                                                          Mutual Advisor Funds,
                                                          since 2004.
------------------------------------------------------------------------------------------------
Jettie M. Edwards                   26                    Trustee, EQ Advisors (investment
 (59)                                                     company-37 portfolios) since 1997.
                                                          Trustee, PBHG Funds, since 1995.
------------------------------------------------------------------------------------------------
Albert A. Miller                    26                    Trustee, PBHG Funds,
 (71)                                                     since 1995.
------------------------------------------------------------------------------------------------

* Trustee of the Trust until such time as his or her successor is duly elected and appointed.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------------------------------------------------

                                                TERM OF
                              POSITION         OFFICE AND
                              HELD WITH        LENGTH OF                           PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE        THE FUND        TIME SERVED                            DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------

David J. Bullock**            President         President                       Director, President and Chief Executive Officer
 (49)                                             since                         since 2004, Old Mutual Capital, Inc. Trustee
                                                  2003                          and President since 2004, Old Mutual Advisor Funds.
                                                                                Chief Executive Officer, President and Director
                                                                                since 2003 and Chief Operating Officer in 2003,
                                                                                Liberty Ridge Capital. Chief Executive Officer and
                                                                                Trustee since 2003, Old Mutual Investment Partners.
                                                                                Trustee since 2003, Old Mutual Fund Services.
                                                                                Director since 2003, Old Mutual Shareholder
                                                                                Services, Inc. President since 2003, PBHG Funds.
                                                                                President and Chief Executive Officer from 1998 to
                                                                                2003, Transamerica Capital, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Lee T. Cummings**               Vice              Vice                          Vice President since 2001, Director of Sales
 (41)                        President          President                       and Marketing since 2004 and  Director of
                                               since 2005                       Mutual Fund Operations from 1996 to 2001,
                                                                                Liberty Ridge Capital, Inc. Vice President since
                                                                                2003 and President from 1999 to 2003, Old Mutual
                                                                                Investment Partners. Vice President from 2004 to
                                                                                2005, President from 1998 to 2004, Old Mutual Fund
                                                                                Services. Vice President from 2004 to 2005 and
                                                                                President from 2001 to 2004, Old Mutual Shareholder
                                                                                Services, Inc. Treasurer, Chief Financial Officer
                                                                                and Controller from 1997 to 2005 and Vice President
                                                                                since 2005, PBHG Funds. Treasurer, Chief Financial
                                                                                Officer and Controller from 1997 to 2005, PBHG
                                                                                Insurance Series Fund. Treasurer, Chief Financial
                                                                                Officer and Controller from 2004 to 2005, Old
                                                                                Mutual Advisor Funds.
------------------------------------------------------------------------------------------------------------------------------------

PBHG Insurance Series Fund
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)
As of July 26, 2005

------------------------------------------------------------------------------------------------------------------------------------
OFFICERS (CONCLUDED)
------------------------------------------------------------------------------------------------------------------------------------
                                                      TERM OF
                                POSITION             OFFICE AND
                                HELD WITH             LENGTH OF                               PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE          THE FUND             TIME SERVED                                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Veilleux             Senior Vice      Senior Vice President           Senior Vice President since 2005, PBHG Funds.
(61)                            President       since 2005. Employed for        President since May 2002, EJV Financial
                                                 an initial term of three       Services, LLC. Director, Deutsche Bank (and
                                                years and thereafter for        predecessor companies) and Executive Vice President
                                                   successive one year          and Chief Administrative Officer, Investment
                                                 terms unless terminated        Company Capital Corp (registered investment
                                                 prior to the end of the        advisor and registered transfer agent)
                                                   then current term.           from 1987 to 2002.
------------------------------------------------------------------------------------------------------------------------------------
John M. Zerr**               Vice President         Vice President              Chief Operating Officer since 2004, Senior
(43)                          and Secretary          and Secretary              Vice President since 2001, and General Counsel
                                                       since 1997               and Secretary since 1996, Liberty Ridge Capital,
                                                                                Inc. Executive Vice President, Secretary and
                                                                                General Counsel since 2004, Old Mutual Capital,
                                                                                Inc. Chief Operating Officer from 2004 to 2005 and
                                                                                General Counsel and Secretary from 1998 to 2005,
                                                                                Old Mutual Investment Partners. General Counsel
                                                                                and Secretary from 1998 to 2005, Old Mutual Fund
                                                                                Services. General Counsel and Secretary from 2001
                                                                                to 2005, Old Mutual Shareholder Services, Inc. Vice
                                                                                President and Secretary since 2004, Old Mutual
                                                                                Advisor Funds. Vice President and Secretary since
                                                                                1997, PBHG Funds. General Counsel and Secretary
                                                                                from 1996 to 2002, Pilgrim Baxter Value Investors,
                                                                                Inc.
------------------------------------------------------------------------------------------------------------------------------------
Brian C. Dillon**                 Vice             Vice President               Vice President and Chief Compliance Officer since
(42)                            President           since 2001 and              2001, Liberty Ridge Capital, Inc. Vice President
                                and Chief          Chief Compliance             and Chief Compliance Officer since 2004, Old Mutual
                               Compliance         Officer since 2004            Capital, Inc. Vice President, Chief Compliance
                                 Officer                                        Officer and Registered Principal since  2001, Old
                                                                                Mutual Investment Partners. Chief Compliance Officer
                                                                                since 2001, Old Mutual Fund Services. Chief
                                                                                Compliance Officer since 2001, Old Mutual
                                                                                Shareholder Services, Inc. Vice President and Chief
                                                                                Compliance Officer since 2004, Old Mutual Advisor
                                                                                Funds. Vice President since 2001 and Chief
                                                                                Compliance Officer since 2004, PBHG Funds. Chief
                                                                                Compliance Officer from 2001 to 2002, Pilgrim
                                                                                Baxter Value Investors, Inc. Chief Compliance
                                                                                Officer from 2001 to 2003, Pilgrim Baxter Private
                                                                                Equity Advisors. Vice President and Deputy
                                                                                Compliance Director from 1995 to 2001, Delaware
                                                                                Investments.
------------------------------------------------------------------------------------------------------------------------------------
Robert E. Putney, III**           Vice             Vice President and           Senior Vice President, Deputy General Counsel and
(45)                            President         Assistant Secretary           Assistant Secretary from 2004 to 2005, Old
                              and Assistant          since 2002                 Mutual Capital, Inc. Deputy General Counsel since
                               Secretary                                        2004, Vice President and Assistant Secretary since
                                                                                2001 and Senior Legal Counsel from 2001  to 2004,
                                                                                Liberty Ridge Capital, Inc. Senior Vice President
                                                                                and Deputy General Counsel from 2004 to 2005,
                                                                                Assistant Secretary from 2001 to 2005 and Senior
                                                                                Legal Counsel and Vice President from 2001 to 2004,
                                                                                Old Mutual Investment Partners. Senior Vice
                                                                                President and Deputy General Counsel from 2004 to
                                                                                2005, Assistant Secretary from 2001 to 2005 and
                                                                                Senior Legal Counsel and Vice President from 2001
                                                                                to 2004, Old Mutual Fund Services. Senior Vice
                                                                                President and Deputy General Counsel from 2004 to
                                                                                2005, Assistant Secretary from 2001 to 2005 and
                                                                                Senior Legal Counsel and Vice President from 2001
                                                                                to 2004, Old Mutual Shareholder Services, Inc.
                                                                                Vice President and Assistant Secretary since 2004,
                                                                                Old Mutual Advisor Funds. Vice President and
                                                                                Assistant Secretary since 2001, PBHG Funds. Senior
                                                                                Counsel and Assistant Secretary from 2001 to 2002,
                                                                                Pilgrim Baxter Value Investors, Inc. Director and
                                                                                Senior Counsel from 1997 to 2001, Merrill Lynch
                                                                                Investment Managers, L.P. and Princeton
                                                                                Administrators, L.P. and holding various other
                                                                                positions with these companies from 1991 to 1997.
                                                                                Secretary of various Merrill Lynch and Mercury
                                                                                open-end funds, as well as Somerset Exchange Fund
                                                                                and The Europe Fund, Inc. until December 2001.
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Black**               Treasurer,              Treasurer,                Treasurer, Chief Financial Officer and Controller,
(45)                            Chief               Chief Financial             PBHG Funds since July 2005. Treasurer, Chief
                              Financial               Officer and               Financial Officer and Controller, Old Mutual
                              and Officer             Controller                Advisor Funds since 2004. Chief Financial Officer,
                              Controller            since July 2005             Chief Administrative Officer, Executive Vice
                                                                                President and Treasurer of Old Mutual Capital,
                                                                                Inc. since July 2004. Chief Financial Officer,
                                                                                Chief Administrative Officer of Old Mutual
                                                                                Investment Partners since 2004. President,
                                                                                Treasurer and Chief Financial Officer of Old
                                                                                Mutual Fund Services since 2004. President,
                                                                                Treasurer and Chief Financial Officer of Old
                                                                                Mutual Shareholder Services since 2004. Senior
                                                                                Vice President and Chief Financial Officer of
                                                                                Transamerica Capital, Inc. from 2000 through 2004.
                                                                                Chief Financial Officer of Coldwell Banker Moore &
                                                                                Company (Denver Metro) (formerly Moore and Company
                                                                                Realtor) from 1997 through March 2000.
------------------------------------------------------------------------------------------------------------------------------------
William P. Schanne**          Assistant           Assistant Treasurer           Assistant Treasurer since 2004, Old Mutual Advisor
(32)                          Treasurer               since 2001                Funds. Assistant Treasurer since 2001, PBHG Funds.
                                                                                Fund Administration Associate since 2001, Liberty
                                                                                Ridge Capital, Inc. Fund Administration Associate
                                                                                since 2001, Old Mutual Fund Services. Fund
                                                                                Accounting Supervisor from 1999 to 2001 and Fund
                                                                                Accountant from 1998 to 1999, PFPC Inc.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth R. Naes**             Assistant           Assistant Treasurer           Assistant Treasurer, PBHG Funds, since July 2005.
(39)                          Treasurer           since July 2005               Vice President, Old Mutual Fund Services since
                                                                                July 2005. Director of Fund Services, Old Mutual
                                                                                Fund Services, since 2004. Member of the
                                                                                Investment Committee, Old Mutual Capital, Inc.,
                                                                                since 2004. Senior Vice President, Product
                                                                                Development at Transamerica Capital, Inc., from
                                                                                June 2000 to May 2004. Prior to June 2000, various
                                                                                positions at Transamerica Capital, Inc./AEGON USA.
------------------------------------------------------------------------------------------------------------------------------------

** Officer of the Trust until such time as his or her successor is duly elected and qualified.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY CONTRACT  (UNAUDITED)


In approving the continuance of the Advisory Agreement with respect to each Portfolio, the Board of Trustees considered factors generally applicable to the Adviser as well as factors particular to each Portfolio. Below is a summary of the factors considered by the Board of Trustees and the conclusions thereto that formed the basis for the Board of Trustees approving the continuance of the Advisory Agreement:

The Trustees considered the following factors generally applicable to the
Adviser:

     o Governance matters -- The Trustees weighed favorably that the Adviser had made significant progress in implementing the governance and compliance-related initiatives proposed by the Board of Trustees following the discovery of frequent trading in certain PBHG Funds portfolios.

     o Compliance matters -- The Trustees considered the compliance breakdown that allowed the former principals of the Adviser to encourage frequent trading in certain PBHG Funds portfolios and to allow exchanges beyond the limits provided for in PBHG Funds' prospectuses. The Trustees also considered the steps taken by the Adviser to ensure that such compliance violations or similar violations do not recur, including hiring a qualified compliance consultant to provide independent analysis of the compliance program at the Adviser, hiring additional compliance staff, and revising the Adviser's policies and procedures with respect to personal trading.

        The Trustees were satisfied that the resignation of the former principals of the Adviser and the implementation of enhanced compliance programs now in place were reasonably sufficient to prevent a recurrence of such compliance problems. The Trustees also favorably weighed the fact that, other than the former principals operating outside of the compliance program, the Adviser had a very good track record of detecting and preventing compliance problems, noting that there had been few compliance violations during the past year. The Trustees also favorably weighed the fact that in prior years when a compliance violation occurred, the Adviser, or one or more of its affiliates, generally made whole any affected fund shareholders, in accordance with the Trust's policies regarding reimbursement.

     o Nature and extent of services -- The Trustees were satisfied that the Adviser was providing the level of services required by the Advisory Agreement and necessary for the Trust to comply with the regulatory requirements applicable to the Portfolios. The Trustees also considered the Adviser's organizational efforts to correct weakness in the investment operations and its plan to strengthen the investment research staff and supporting elements, such as the Adviser's proprietary research system. In addition, the Trustees also favorably considered that the Adviser continued to improve the extent and quality of the materials provided to the Board and was very responsive to the Trustees' requests for additional or follow-up information.

     o Performance -- While concerned about the long-term underperformance of certain Portfolios, the Trustees were satisfied that the Adviser, with the assistance of a third-party consultant, had identified the causes of the underperformance and had taken steps to improve performance, including replacing underperforming portfolio managers where necessary and appropriate. The Trustees favorably weighed the Adviser's realignment of portfolio manager responsibilities to create direct manager and analyst accountability. The Trustees also considered the retooling efforts by the Adviser on its proprietary research system to assist portfolio managers with stock selection.

     o Costs and profitability of Adviser and its affiliates -- The Trustees considered the investment advisory fees charged by the Adviser to its non-investment company clients. The Trustees also considered the considerable reduction in the Adviser's operating profits over the last year and viewed favorably that the Adviser had committed to renew the Expense Limitation Agreement with the Trust, on behalf of each Portfolio, and keep in place the current fee waivers and expense reimbursements despite the fee reductions. The Trustees also noted that the Adviser had substantially curtailed the use of Portfolio brokerage commissions to pay for brokerage and research services that were permissible under Section 28(e), with the resultant increase in the Adviser's expenses. The Trustees also concluded that, despite the reduction in operating profits, the Adviser remained a financially viable organization, noting in particular Old Mutual's commitment to the Adviser. The Trustees also reviewed the information provided by the Adviser about the level of investment advisory fees charged to other clients and concluded that the extent of the services provided to the Portfolios was much more extensive than the services provided to these other clients.

     o Retention of key personnel -- The Trustees viewed favorably the initiatives undertaken by the Adviser and its parent to retain key executives, portfolio managers and other employees and to attract new, qualified employees.

     o Economies of scale -- The Trustees considered the advisory fee breakpoints proposed by the Adviser and the potential savings to shareholders as Portfolio asset levels increased. The Trustees noted that the proposed breakpoints instituted a framework to pass along economies of scale to shareholders once Portfolio assets reached meaningful levels.

     o Benefits derived by the Adviser from its relationship with the Portfolios -- The Trustees considered the fall-out benefits to the Adviser, including the Adviser's increased

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY CONTRACT  (UNAUDITED) (CONTINUED)


    visibility in the investment community. The Trustees also considered the Adviser's ability to obtain research and brokerage services through soft-dollars generated by Portfolio brokerage transactions and the benefits to the Adviser therefrom, which may benefit the Adviser's clients other than the Portfolios. The Trustees also weighed the benefits to affiliates of the Adviser, namely the profitable relationship between the Trust and Old Mutual Fund Services, as well as the Trust's relationship with OMIP, which, although not profitable, created further visibility for the Adviser and its parent, Old Mutual.

With respect to each Portfolio, the Trustees considered the following matters:

     o LIBERTY RIDGE GROWTH II PORTFOLIO -- The Trustees considered the short, medium and long-term performance of the Portfolio, which were significantly below the median of its peer group, and advisory fees higher than the Portfolio's peers the two main areas of concern with respect to the Growth II Portfolio. With respect to performance, the Trustees favorably weighed the Adviser's decision to replace the Portfolio's current portfolio manager with a portfolio manager who had a better performance track record managing another small-cap growth product, and also the decision to strengthen the investment research staff.

        With respect to advisory fees, the Trustees noted that the investment advisory fee was higher than the median for comparable portfolios, although the Portfolio's overall expense ratio was comparable to the Portfolio's peer group average. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the substantial decrease in the total assets of the Portfolio, primarily from net redemptions, had reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Portfolio during the prior calendar year.

        The Board concluded that in view of the corrective measures that the Adviser had undertaken to address the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE LARGE CAP GROWTH PORTFOLIO -- With respect to performance, the Trustees favorably weighed the Portfolio's good long-term performance and short and medium-term performance that was close to the median of its peer group. The Trustees also favorably weighed the Adviser's decision to replace the Portfolio's current portfolio manager team with a single portfolio manager and to strengthen the investment research staff. The Trustees considered the Portfolio's advisory fees, which were higher than its peers, the main area of concern with respect to the Portfolio.

        With respect to advisory fees, the Trustees noted that both the investment advisory fee and the Portfolio's overall expense ratio were higher than the median for comparable portfolios. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the decrease in the total assets of the Portfolio, primarily from net redemptions, had contributed to an increase in the Portfolio's overall expense ratios and had reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Portfolio during the prior calendar year.

        The Board concluded that in view of the measures that the Adviser had undertaken to improve the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE MID-CAP PORTFOLIO -- The Trustees favorably considered the Portfolio's short-term performance, which was above the median of its peer group, and its medium to long-term performance, which were significantly above the median of its peer group. The Trustees considered the Portfolio's advisory fee and expense ratio, which were higher than its peers, the principal area of concern with respect to the Mid-Cap Portfolio.

        With respect to the advisory fees, the Trustees noted that both the investment advisory fee and the Portfolio's overall expense ratio were higher than the median for comparable portfolios. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Mid-Cap Portfolio during the prior calendar year.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY CONTRACT  (UNAUDITED) (CONTINUED)


        The Board concluded that in view of the good short and long-term performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE LARGE CAP GROWTH CONCENTRATED PORTFOLIO -- With respect to performance, the Trustees favorably weighed the above average long-term performance and the Adviser's decision to address short-term and medium-term performance, which was below the median for its peer group, by replacing the portfolio management team with a single portfolio manager and by strengthening the investment research staff. The Trustees considered the Portfolio's advisory fees, which were higher than its peers, the main area of concern with respect to the Portfolio.

        With respect to the advisory fees, the Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the substantial decrease in the total assets of the Portfolio, primarily from net redemptions, had resulted in an increase in the Portfolio's overall expense ratios and had significantly reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Portfolio during the prior calendar year.

        The Board concluded that in view of the corrective measures that the Adviser had undertaken to improve the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE SELECT VALUE PORTFOLIO -- The Trustees considered the Portfolio's short and medium-term performance, which was significantly below the median of its peer group, and advisory fees higher than the Portfolio's peers, the two main areas of concern with respect to the Select Value Portfolio. With respect to performance, the Trustees favorably weighed the Portfolio's higher than average long-term performance and the Adviser's decision to address the short-term performance by replacing the Select Value Portfolio's portfolio manager.

        With respect to advisory fees, the Trustees noted that the investment advisory fee was higher than the median for comparable portfolios, although the Portfolio's overall expense ratio was lower than the average expense ratio for the Portfolio's peer group. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser applicable to the Select Value Portfolio. These reductions and fee breakpoints, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the substantial decrease in the total assets of the Portfolio, primarily from net redemptions, had resulted in an increase in the Portfolio's overall expense ratios and had reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Portfolio during the prior calendar year.

        The Board concluded that in view of the corrective measures that the Adviser had undertaken to address the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE SMALL CAP GROWTH PORTFOLIO -- The Trustees considered the Portfolio's short-term performance, which was below the median of its peer group, and advisory fees (gross of waivers) higher than its peers, the two main areas of concern with respect to this Portfolio. With respect to performance, the Trustees noted that the Portfolio had only been in existence for approximately 3 years and had limited cash flow and assets, which impacted performance. The Trustees favorably weighed the Adviser's decision to replace the current portfolio manager with a new portfolio manager and to strengthen the investment research staff.

        With respect to advisory fees, the Trustees noted that both the investment advisory fee (gross of waivers) and the Portfolio's overall expense ratio were higher than the median for comparable portfolios. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the decrease in the total assets of the Portfolio, primarily from net redemptions, had resulted in an increase in the Portfolio's overall expense ratios and had reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY CONTRACT  (UNAUDITED) (CONCLUDED)


        Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Portfolio during the prior calendar year.

        The Board concluded that in view of the corrective measures that the Adviser had undertaken to address the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE SMALL CAP PORTFOLIO -- The Trustees considered the Portfolio's short-term performance, which was below the median of its peer group, and investment advisory fees and expense ratios higher than the Portfolio's peers, the two main areas of concern with respect to the Small Cap Portfolio. With respect to performance, the Trustees favorably weighed the stronger medium-term and long-term performance of the Portfolio and the Adviser's decision to strengthen the investment research staff.

        With respect to advisory fees, The Trustees noted that both the investment advisory fee and the Portfolio's overall expense ratio were higher than the median for comparable portfolios. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the decrease in the total assets of the Portfolio, primarily from net redemptions, had significantly reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Small Cap Portfolio during the prior calendar year.

        The Board concluded that in view of the corrective measures that the Adviser had undertaken to address the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

     o LIBERTY RIDGE TECHNOLOGY & COMMUNICATIONS PORTFOLIO -- The Trustees considered the Portfolio's short-term, medium-term and long-term underperformance versus the Portfolio's peer group, and advisory fees (gross of waivers) higher than the Portfolio's peers, the two main areas of concern with respect to the Technology & Communications Portfolio. With respect to performance, the Trustees favorably weighed the Adviser's decision to replace the Technology & Communications Portfolio's current portfolio manager team with a single portfolio manager and to strengthen the investment research staff.

        With respect to advisory fees, the Trustees noted that the investment advisory fee was higher than the median for comparable portfolios, although the Portfolio's overall expense ratio was lower than the average total expense ratio for the Portfolio's peer group. The Trustees considered favorably the administrative fee reduction by the Adviser's affiliate and fee breakpoints proposed by the Adviser, which, as previously discussed, instituted a framework to pass on to shareholders savings resulting from economies of scale. The Trustees also noted that the decrease in the total assets of the Portfolio, primarily from net redemptions, had significantly reduced the total investment advisory fee paid by the Portfolio, although the advisory fee structure had remained constant throughout 2004. Separately, the Trustees considered the fact that there had been no material compliance violations with respect to the Technology & Communications Portfolio during the prior calendar year.

        The Board concluded that in view of the corrective measures that the Adviser had undertaken to address the performance of the Portfolio, the level of services provided to the Portfolio, and the level of fees, including the recent administrative fee reductions and advisory fee breakpoints, the investment advisory fee was appropriate and the investment advisory agreement should be renewed.

        In addition, after reviewing Liberty Ridge Capital's contract renewal presentation, the Board concluded that it would monitor the corrective actions that Liberty Ridge Capital proposed to make with respect to performance in the context of the reasonableness of the advisory fee.

                       This page intentionally left blank.

[Logo omitted]

PBHG(R)
FUNDS

PBHG Insurance Series Fund
P.O. Box 419229
Kansas City, MO 64141-6229

Investment Adviser
Liberty Ridge Capital, Inc.

Distributor:
PBHGFund Distributors, Wayne, PA.
Old Mutual Investment Partners,
Member NASD

This semi-annual report is for the information of PBHG Insurance Series Fund shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus for PBHG Insurance Series Fund and a performance update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report present past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Managers' comments are as of June 30, 2005, are subject to change, and may not reflect their current views. This material represents the managers' assessment of their portfolios and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding the Portfolios or any stock in particular. The purchase and sale information provided should not be construed as a recommendation to purchase or sell a particular security. There is no assurance, as of the date of publication of this material, that the securities purchased remain in the portfolio or that the securities sold have not been repurchased.

PBHG Insurance Series Fund is only available through certain variable annuity and variable life contracts offered by the separate accounts of participating insurance companies. The performance shown in this report does not reflect the expenses of the insurance company separate accounts. You should contact the appropriate insurance company for that information. Variable annuity and life contracts are intended to be long-term investment vehicles. Early redemptions could be subject to surrender charges imposed by the insurance company and tax penalties imposed under the relevant tax code(s). If you have questions about the tax implications of these vehicles, you should contact a qualified tax professional.

A description of the guidelines that the Portfolio or the Portfolio's investment adviser/sub-adviser uses to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005 is available without charge (i) upon request, by calling 800-347-9256; and (ii) on the Commission's website at http//www.sec.gov.

The PBHG Insurance Series Fund has adopted a Code of Ethical Conduct pursuant to
Section 406 of the Sarbanes-Oxley Act. You may obtain a copy of this Code of Conduct upon request by calling 1-800-347-9256 or by visiting the Securities Exchange Commission website at www.sec.gov.

PBHG Insurance Series Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Form N-Q is available on the Commission's web site at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


05-281 8/05

Item 2.    Code of Ethics.

Not applicable for semi-annual report.

Item 3.    Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.    Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.    Audit Committee of Listed Registrants.

Not applicable to open-end investment management companies.

Item 6.    Schedule of Investments

Schedule of investments in securities of unaffiliated issuers is included under
Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment management companies.

Item 8.    Portfolio Managers of Closed-End Investment Companies.

Not applicable to open-end investment management companies.

Item 9. Purchasers of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end investment management companies.

Item 10.   Submission of Matters to a Vote of Security Holders.

The Registrant has a Governance and Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board of Trustees. The Committee has adopted a Governance and Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders (other than shareholder recommendations of himself or herself) submitted to the Secretary of the Registrant, 1400 Liberty Ridge Drive, Wayne, PA 19087. A nomination submission must include information (i) the name, address and telephone number of, and the number of Trust shares owned by, the person or entity or group of persons or entities on whose behalf the recommendation is being made, and the related account name, number and broker or account provider name and (ii) if any such persons were not record owners of the Trust at the time the recommendation was submitted, verification acceptable in form and substance to the Trust of such person's ownership of the Trust at the time the recommendation was made.

Item 11.   Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the Registrant's disclosure controls and procedures are reasonably designed, and are operating effectively to ensure, that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal half-year covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Items 12.  Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PBHG Insurance Series Fund


/s/ David J. Bullock
-----------------------------------------
David J. Bullock, President and Principal
Executive Officer
Date:  August 17, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


/s/ David J. Bullock
-----------------------------------------
David J. Bullock, President and Principal
Executive Officer
Date:  August 17, 2005


/s/ Mark E. Black
--------------------------------------------------------
Mark E. Black, Treasurer and Principal Financial Officer
Date:  August 17, 2005